                                                                EXECUTION COPY

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                  DEPOSITOR

                             JPMORGAN CHASE BANK,
                                   TRUSTEE

                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                     and

                           EMC MORTGAGE CORPORATION
                              SELLER AND COMPANY

------------------------------------------------------------

                       POOLING AND SERVICING AGREEMENT

                        Dated as of September 1, 2004

------------------------------------------------------------

                Structured Asset Mortgage Investments II Inc.
         Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates

                                Series 2004-11

                                  ARTICLE I
                                 Definitions

                                  ARTICLE II
       Conveyance of Mortgage Loans; Original Issuance of Certificates

Section 2.01   Conveyance of Mortgage Loans to Trustee......................38
Section 2.02   Acceptance of Mortgage Loans by Trustee......................40
Section 2.03   Assignment of Interest in the Mortgage Loan Purchase

                                 ARTICLE III
                Administration and Servicing of Mortgage Loans

Section 3.08   Documents, Records and Funds in Possession of Master

Section 3.12   Trustee to Retain Possession of Certain Insurance

                                  ARTICLE IV
                                   Accounts

Section 4.01   Protected Accounts...........................................57
Section 4.02   Master Servicer Collection Account...........................58
Section 4.03   Permitted Withdrawals and Transfers from the Master
               Servicer Collection Account..................................59
Section 4.04   Distribution Account.........................................60
Section 4.05   Permitted Withdrawals and Transfers from the
               Distribution Account.........................................60
Section 4.06   Reserve Fund.................................................60
Section 4.07   Class XP Reserve Account.....................................60

                                  ARTICLE V
                                 Certificates

                                  ARTICLE VI
                        Payments to Certificateholders

Section 6.01.1 Distributions on the Group I Certificates....................77
Section 6.01.2 Distributions on the Group II Certificates...................77
Section 6.02.1 Allocation of Losses and Subsequent Recoveries on the
               Group I Certificates.........................................77
Section 6.02.2 Allocation of Losses and Subsequent Recoveries on the

Section 6.07   Distributions on REMIC I Regular Interests and REMIC II
               Regular Interests............................................88

                                 ARTICLE VII
                             The Master Servicer

Section 7.01   Liabilities of the Master Servicer...........................89
Section 7.02   Merger or Consolidation of the Master Servicer...............89
Section 7.03   Indemnification of the Trustee, the Master Servicer and
               the Securities Administrator.................................89
Section 7.04   Limitations on Liability of the Master Servicer and

                                 ARTICLE VIII
                                   Default

                                  ARTICLE IX
           Concerning the Trustee and the Securities Administrator

Section 9.01   Duties of Trustee............................................97
Section 9.02   Certain Matters Affecting the Trustee and the Securities
               Administrator................................................99
Section 9.03   Trustee and Securities Administrator Not Liable for
               Certificates or Mortgage Loans..............................100
Section 9.04   Trustee and Securities Administrator May Own Certificates...101
Section 9.05   Trustee's and Securities Administrator's Fees and
               Expenses....................................................101
Section 9.06   Eligibility Requirements for Trustee and Securities
               Administrator...............................................101
Section 9.07   Insurance...................................................102
Section 9.08   Resignation and Removal of the Trustee and Securities
               Administrator...............................................102
Section 9.09   Successor Trustee and Successor Securities Administrator....103
Section 9.10   Merger or Consolidation of Trustee or Securities
               Administrator...............................................104
Section 9.11   Appointment of Co-Trustee or Separate Trustee...............104
Section 9.12   Federal Information Returns and Reports to
               Certificateholders; REMIC Administration....................105

                                  ARTICLE X
                                 Termination

Section 10.01  Termination Upon Repurchase by EMC or its Designee or
               Liquidation of the Mortgage Loans...........................108
Section 10.02  Additional Termination Requirements.........................110

                                  ARTICLE XI
                           Miscellaneous Provisions

                                   APPENDIX

Appendix 1        -     Calculation of Class Y Principal Reduction Amount

                                   EXHIBITS

Exhibit A-1       -     Form of Class I-A Certificates
Exhibit A-2       -     Form of Class I-M-1 and Class I-M-2 Certificates
Exhibit A-3       -     Form of Class I-B-1 and Class I-B-2 Certificates
Exhibit A-4       -     Form of Class R Certificates
Exhibit A-5       -     Form of Class B-IO Certificates
Exhibit A-6       -     Form of Class XP Certificates
Exhibit A-7       -     Form of Class II-A Certificates
Exhibit A-8       -     Form of Class II-B-1, II-B-2, II-B-3 Certificates
Exhibit A-9       -     Form of Class II-B-4, II-B-5, II-B-6 Certificates
Exhibit B         -     Mortgage Loan Schedule
Exhibit C         -     [Reserved]
Exhibit D         -     Request for Release of Documents
Exhibit E         -     Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1       -     Form of Investment Letter
Exhibit F-2       -     Form of Rule 144A and Related Matters Certificate
Exhibit G         -     Form of Custodial Agreement
Exhibit H-1       -     Bank of America Servicing Agreement
Exhibit H-2        -
                     Countrywide Servicing Agreement
Exhibit H-3        -       EMC Servicing Agreement
Exhibit H-4       -     EverHome Servicing Agreement
Exhibit H-5       -     GreenPoint Servicing Agreement
Exhibit H-6        -                                         SouthTrust
                     Servicing Agreement
Exhibit I         -     Assignment Agreements
Exhibit J         -     Mortgage Loan Purchase Agreement
Exhibit K         -     Form of Trustee Limited Power of Attorney

43

                       POOLING AND SERVICING AGREEMENT

      Pooling and  Servicing  Agreement  dated as of September 1, 2004,  among
Structured  Asset  Mortgage  Investments II Inc., a Delaware  corporation,  as
depositor  (the  "Depositor"),   JPMorgan  Chase  Bank,  a  New  York  banking
corporation,  not in its  individual  capacity  but  solely  as  trustee  (the
"Trustee"),  Wells Fargo Bank,  National  Association,  as master servicer (in such  capacity,  the "Master  Servicer") and as securities  administrator  (in such capacity, the "Securities Administrator"),  and EMC Mortgage Corporation,
as seller (in such  capacity,  the "Seller") and as company (in such capacity, the "Company").

                            PRELIMINARY STATEMENT

      On or prior to the Closing  Date,  the  Depositor  acquired the Mortgage
Loans from the  Seller.  On the  Closing  Date,  the  Depositor  will sell the
Mortgage  Loans and  certain  other  property to the Trust Fund and receive in
consideration   therefor   Certificates   evidencing  the  entire   beneficial
ownership interest in the Trust Fund.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting  REMIC I to be treated for federal income tax purposes as a  REMIC.  On  the  Startup  Day,  the  REMIC  I  Regular  Interests  will  be designated "regular interests" in such REMIC.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting REMIC II to be treated for federal income tax purposes as a  REMIC.  On the  Startup  Day,  the  REMIC  II  Regular  Interests  will  be designated "regular interests" in such REMIC.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting  REMIC III to be treated for federal  income tax purposes as a REMIC.  On the  Startup  Day,  the REMIC III  Regular  Interests  will be designated "regular interests" in such REMIC.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting REMIC IV to be treated for federal income tax purposes as a  REMIC.  On the  Startup  Day,  the  REMIC  IV  Regular  Interests  will  be designated "regular interests" in such REMIC.

      The  Class R  Certificate  will  evidence  ownership  of  the  "residual interest" in each REMIC.

      The Group I Loans will have an Outstanding  Principal  Balance as of the
Cut-off Date,  after  deducting  all Scheduled  Principal due on or before the
Cut-off Date, of  $814,705,945.  The Group II-1 Loans will have an Outstanding
Principal  Balance as of the  Cut-off  Date,  after  deducting  all  Scheduled
Principal due on or before the Cut-off Date,  of  $60,783,249.  The Group II-2
Loans  will have an  Outstanding  Principal  Balance as of the  Cut-off  Date,
after deducting all Scheduled  Principal due on or before the Cut-off Date, of
$162,051,194.  The  Group  II-3  Loans  will  have  an  Outstanding  Principal
Balance as of the Cut-off Date,  after  deducting all Scheduled  Principal due on or before  the  Cut-off  Date,  of  $66,575,965.  The Group II-4 Loans will have an Outstanding  Principal Balance as of the Cut-off Date, after deducting all Scheduled  Principal  due on or before the Cut-off  Date, of  $37,991,132.
The Group  II-5  Loans will have an  Outstanding  Principal  Balance as of the
Cut-off Date,  after  deducting  all Scheduled  Principal due on or before the
Cut-off Date, of  $111,556,973.  The Group II-6 Loans will have an Outstanding
Principal  Balance as of the  Cut-off  Date,  after  deducting  all  Scheduled
Principal due on or before the Cut-off Date, of $48,938,919.

      In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer, the Securities Administrator,  the Seller, the
Company and the Trustee agree as follows:

                                  ARTICLE I
                                 Definitions

      Whenever  used in this  Agreement,  the  following  words  and  phrases, unless otherwise  expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

      Accepted  Master  Servicing  Practices:  With  respect  to any  Mortgage
Loan, as applicable,  either (x) those customary mortgage servicing  practices of prudent mortgage servicing  institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the  jurisdiction  where the related  Mortgaged  Property is located,  to the extent  applicable to the
Trustee or the Master  Servicer  (except in its  capacity  as  successor  to a
Servicer),  or (y) as  provided  in the  Servicing  Agreement,  to the  extent applicable  to any  Servicer,  but in no event below the standard set forth in clause (x).

      Account: The Master Servicer Collection Account, the Distribution
Account, the Protected Account or the Class XP Reserve Account, as the
context may require.

      Accrued Certificate  Interest:  For any Group II Certificate (other than the Class R  Certificates)  for any  Distribution  Date, the interest  accrued during the related  Interest  Accrual  Period at the  applicable  Pass-Through
Rate on the Certificate  Principal Balance or Notional Balance, as applicable, of such Group II Certificate  immediately prior to such Distribution  Date, on the basis of a 360-day year  consisting of twelve 30-day  months,  less (i) in the case of a Group II Senior  Certificate,  such Group II Certificate's share of any Net Interest  Shortfall from the related  Mortgage Loans and, after the
Cross-Over  Date, the interest  portion of any Realized  Losses on the related
Mortgage   Loans,   in  each  case  allocated   thereto  in  accordance   with
Section 6.02.2(g) and  (ii) in the case of a Group II Subordinate Certificate, such  Certificate's  share of any Net  Interest  Shortfall  from  the  related
Mortgage Loans and the interest  portion of any Realized Losses on the related
Mortgage   Loans,   in  each  case  allocated   thereto  in  accordance   with
Section 6.02.2(g).

      Affiliate:  As to any Person, any other Person  controlling,  controlled by or under  common  control with such  Person.  "Control"  means the power to direct the  management  and  policies  of a Person,  directly  or  indirectly, whether  through  ownership of voting  securities,  by contract or  otherwise.
"Controlled"  and  "Controlling"  have meanings  correlative to the foregoing.
The Trustee may  conclusively  presume  that a Person is not an  Affiliate  of another  Person  unless  a  Responsible  Officer  of the  Trustee  has  actual knowledge to the contrary.

      Aggregate  Subordinate  Optimal  Principal  Amount:  With respect to any
Distribution  Date, the sum of the Subordinate  Optimal  Principal Amounts for
all Loan Groups in Loan Group II for such Distribution Date.

      Agreement:  This  Pooling and  Servicing  Agreement  and all  amendments hereof and supplements hereto.

      Allocable  Share:  With  respect  to any  Class of Group II  Subordinate
Certificates and any Distribution  Date, an amount equal to the product of (i)
the Aggregate Subordinate Optimal Principal Amount and (ii) the fraction,  the numerator of which is the Certificate  Principal Balance of such Class and the denominator  of which is the aggregate  Certificate  Principal  Balance of all
Classes of the Group II Subordinate Certificates;  provided,  however, that no
Class of Group II Subordinate  Certificates  (other than the outstanding Class of Group II Subordinate  Certificates  with the lowest numerical  designation)
shall be entitled on any Distribution Date to receive  distributions  pursuant to clauses  (ii),  (iii) and  (v) of the  definition  of  Subordinate  Optimal
Principal Amount unless the related Class Prepayment  Distribution Trigger for such Distribution Date has been satisfied (any amount  distributable  pursuant to clauses  (ii),  (iii) and  (v) of the  definition  of  Subordinate  Optimal
Principal Amount shall be distributed among the Classes entitled thereto,  pro rata based on their  respective  Certificate  Principal  Balances);  provided, further,  that if on a Distribution Date, the Certificate Principal Balance of
any  Class of  Group  II  Subordinate   Certificates  for  which  the  related
Class Prepayment  Distribution  Trigger has been satisfied is reduced to zero, such Class's  remaining  Allocable Share shall be distributed to the remaining
Classes of Group II Subordinate  Certificates  sequentially beginning with the
Class with the lowest  numerical  designation in reduction of their respective
Certificate Principal Balances.

      Applicable  Credit  Rating:  For any  long-term  deposit or security,  a credit  rating  of AAA in the  case of S&P or Aaa in the case of  Moody's  (or with respect to  investments  in money market funds, a credit rating of "AAAm"
or  "AAAm-G" in the case of S&P and the  highest  rating  given by Moody's for money  market  funds in the case of Moody's).  For any  short-term  deposit or security,  or a rating  of A-l+ in the case of S&P or  Prime-1  in the case of
Moody's.

      Applicable  State Law: For purposes of  Section 9.12(d),  the Applicable
State  Law  shall be (a) the law of the  State of New York and (b) such  other state law whose  applicability shall have been brought to the attention of the
Securities  Administrator  and the Trustee by either (i) an Opinion of Counsel
reasonably  acceptable  to  the  Securities   Administrator  and  the  Trustee
delivered  to it by the Master  Servicer  or the  Depositor,  or  (ii) written notice from the appropriate  taxing authority as to the  applicability of such state law.

      Applied Realized Loss Amount:  With respect to any Distribution Date and a Class of Group I Offered  Certificates,  the sum of the Realized Losses with respect to the Group I Mortgage  Loans,  which are to be applied in  reduction of the  Certificate  Principal  Balance  of such  Class  of  Group  I  Offered
Certificates  pursuant to this Agreement in an amount equal to the amount,  if any, by which, (i) the aggregate  Certificate  Principal Balance of all of the
Group  I  Certificates   (after  all   distributions   of  principal  on  such
Distribution  Date) exceeds (ii) the aggregate Stated Principal Balance of all of the  Group I  Mortgage  Loans  for  such  Distribution  Date.  The  Applied
Realized   Loss  Amount   shall  be   allocated   first  to  the  Class  I-B-2
Certificates,  the Class I-B-1 Certificates,  the Class I-M-2 Certificates and
the Class  I-M-1  Certificates,  in that  order  (so long as their  respective
Certificate  Principal Balances have not been reduced to zero), and thereafter
Realized  Losses with respect to the Group I Mortgage Loans shall be allocated to the Class I-A-2 Certificates and Class I-A-1  Certificates,  in that order, until the  Certificate  Principal  Balance of each such Class has been reduced to zero.

      Appraised  Value:  For any  Mortgaged  Property  related  to a  Mortgage
Loan, the amount set forth as the appraised  value of such Mortgaged  Property in an  appraisal  made for the  mortgage  originator  in  connection  with its origination of the related Mortgage Loan.

      Assignment  Agreements:  The  agreements  attached  hereto as Exhibit I, whereby the Servicing  Agreements were assigned to the Trustee for the benefit of the Certificateholders.

      Assumed Final  Distribution Date:  November 25,  2034, or if such day is not a Business Day, the next succeeding Business Day.

      Available  Funds:  With respect to any  Distribution  Date and each Loan
Group in Loan  Group II, an amount  equal to the  aggregate  of the  following amounts  with respect to the  Mortgage  Loans in the related  Loan Group:  (a)
all previously  undistributed  payments on account of principal (including the principal  portion  of  Scheduled  Payments,  Principal  Prepayments  and  the
principal   portion  of  Net   Liquidation   Proceeds)   and  all   previously
undistributed  payments on account of interest received after the Cut-off Date and on or prior to the related  Determination  Date, (b) any Monthly  Advances and  Compensating  Interest  Payments by the  Servicer or the Master  Servicer
with  respect  to  such  Distribution  Date,  (c)  any  reimbursed  amount  in connection  with  losses  on  investments  of  deposits  in  certain  eligible investments  in respect of the  Mortgage  Loans in the related  Loan Group and
(d) any amount  allocated  from the  Available  Funds of another Loan Group in accordance with Section 6.01.2(a)(H) under, except:

(i) all payments that were due on or before the Cut-off Date;

(ii) all Principal  Prepayments  and Liquidation  Proceeds  received after the applicable Prepayment Period;

(iii) all payments,  other than Principal  Prepayments,  that represent  early receipt  of  Scheduled  Payments  due on a date  or  dates  subsequent  to the related Due Date;

(iv) amounts  received  on  particular  Mortgage  Loans  as late  payments  of principal or interest and respecting  which, and to the extent that, there are any unreimbursed Monthly Advances;

(v) amounts  representing  Monthly  Advances  determined to be  Nonrecoverable
Advances;

(vi) any  investment  earnings  on amounts  on deposit in the Master  Servicer
Collection  Account and the Distribution  Account and amounts  permitted to be withdrawn from the Master  Servicer  Collection  Account and the  Distribution
Account pursuant to this Agreement;

(vii) amounts  needed to pay the  Servicing  Fees or to reimburse any Servicer or the Master  Servicer for amounts due under the Servicing  Agreement and the
Agreement  to the  extent  such  amounts  have not been  retained  by, or paid previously to, such Servicer or the Master Servicer;

(viii)      amounts  applied to pay any fees with  respect to any  lender-paid primary mortgage insurance policy; and

(ix) any  expenses  or  other  amounts   reimbursable  to  the  Trustee,   the
Securities  Administrator,  the Master Servicer and the Custodian  pursuant to
Section 7.04(c) or Section 9.05.

      Average  Loss  Severity  Percentage:  With  respect to any  Distribution
Date and each Loan  Group in Loan  Group II, the  percentage  equivalent  of a fraction,  the numerator of which is the sum of the Loss Severity  Percentages for each  Mortgage Loan in such Loan  Group which  had a Realized Loss and the denominator  of which is the  number of  Mortgage  Loans in the  related  Loan
Group which had Realized Losses.

      Bank  of  America:  Bank  of  America,  National  Association,  and  its
successor in interest.

      Bank of America  Servicing  Agreement:  The Flow  Mortgage Loan Sale and
Servicing  Agreement,  dated March 1, 2003,  as amended by Amendment  No. 2 to
Flow  Mortgage  Loan Sale and  Servicing  Agreement,  dated  August 25,  2004, between Bank of America and EMC attached hereto as Exhibit H-1.

      Bankruptcy  Code:  The  United  States  Bankruptcy  Code,  as amended as codified in 11 U.S.C. §§ 101-1330.

      Bankruptcy  Loss:  With  respect to any  Mortgage  Loan,  any  Deficient
Valuation or Debt Service  Reduction related to such Mortgage Loan as reported by the Servicer to the Master Servicer.

      Basis Risk  Shortfall:  With respect to any  Distribution  Date and each
Class of Group I  Offered  Certificates  for which  the  Pass-Through  Rate is based upon the applicable Net Rate Cap, the excess,  if any, of (a) the amount of Current  Interest  that such Class  would have been  entitled to receive on such Distribution Date had the applicable  Pass-Though Rate been calculated at a per annum rate equal to the lesser of (i)  One-Month  LIBOR plus the related
Margin and (ii) 11.50%  over (b) the amount of Current  Interest on such Class of  Offered  Certificates  calculated  using a  Pass-Though  Rate equal to the applicable Net Rate Cap for such Distribution Date.

      Basis  Risk  Shortfall  Carry  Forward  Amount:   With  respect  to  any
Distribution Date and each Class of Group I Offered  Certificates,  Basis Risk
Shortfalls for all previous  Distribution  Dates not previously  paid from any source  including the Excess  Cashflow and payments  under the Cap  Contracts, together  with  interest  thereon at a rate equal to the related  Pass-Through
Rate for such Class of Offered Certificates for such Distribution Date.

      Book-Entry   Certificates:   Initially,   the  Senior  Certificates  and
Offered Subordinate Certificates.

      Business Day: Any day other than (i) a  Saturday or a Sunday,  or (ii) a day on which the New York Stock  Exchange  or Federal  Reserve is closed or on which  banking  institutions  in the  jurisdiction  in which the Trustee,  the
Master Servicer,  Custodian,  any Servicer or the Securities Administrator are
authorized or obligated by law or executive order to be closed.

      Calendar Quarter:  January 1 through March 31,  April 1 through June 30,
July 1 through September 30, or October 1 through December 31, as applicable.

      Cap  Contract:  With  respect to any of the Class  I-A-1,  Class  I-A-2,
Class  I-M-1,  Class  I-M-2,  Class  I-B-1 or Class  I-B-2  Certificates,  the
respective cap contracts,  dated September 30, 2004,  between the Trustee,  on behalf of the Class I-A-1,  Class I-A-2, Class I-M-1, Class I-M-2, Class I-B-1
or  Class  I-B-2  Certificateholders,  as the case  may be,  and Bear  Stearns
Financial Products Inc.

      Cap Contract Payment Amount:  With respect to any Distribution  Date and a Cap Contract,  the amounts received from such Cap Contract,  if any, on such
Distribution Date.

      Certificate:   Any  mortgage  pass-through   certificate   evidencing  a
beneficial  ownership  interest in the Trust Fund signed and  countersigned by the Trustee in  substantially  the forms annexed  hereto as Exhibits A-1, A-2,
A-3, A-4, A-5,  A-6,  A-7, A-8 and A-9 with the blanks  therein  appropriately completed.

      Certificate  Group:  With  respect to Loan Group II-1,  the Class II-A-1
Certificates,  with respect to Loan Group II-2, the Class II-A-2 Certificates, with respect to Loan Group II-3, the Class II-A-3  Certificates,  with respect to Loan Group II-4, the Class II-A-4 Certificates,  with respect to Loan Group
II-5, the Class II-A-5  Certificates and the the Class II-X-A-5  Certificates,
with respect to Loan Group II-6, the Class II-A-6a  Certificates and the Class
II-A-6b Certificates.

      Certificate  Owner:  Any  Person  who  is  the  beneficial  owner  of  a
Certificate registered in the name of the Depository or its nominee.

      Certificate  Principal  Balance:  With respect to any Certificate (other than  the  Class  II-X-A-5,  Class  B-IO or  Class R  Certificates)  as of any
Distribution  Date, the initial  principal amount of such Certificate plus, in the case of a Subordinate  Certificates,  any Subsequent  Recoveries  added to the Certificate  Principal  Balance of such  Certificates  pursuant to Section
6.02.1(b)  or  Section  6.02.2(h)  hereof,  and  reduced  by  (i) all  amounts distributed on previous  Distribution  Dates on such  Certificate with respect to  principal,  (ii) solely  in the  case of the  Group II  Certificates,  the
principal   portion  of  all  Realized  Losses  (other  than  Realized  Losses resulting from Debt Service  Reductions)  allocated prior to such Distribution
Date to such  Certificate,  taking account of the applicable  Loss  Allocation
Limitation, (iii) solely in the case of the Group I Certificates,  any Applied
Realized Loss Amounts allocated to such Class on previous  Distribution Dates,
and  (iv) in   the  case  of  a  Group  II   Subordinate   Certificate,   such
Certificate's   pro  rata  share,  if  any,  of  the  applicable   Subordinate
Certificate  Writedown Amount for previous  Distribution  Dates.  With respect to any Class of  Certificates,  the Certificate Principal Balance thereof will equal the sum of the  Certificate  Principal  Balances of all  Certificates in
such  Class.  The  initial  Certificate  Principal  Balance  (if any) for each
Class of Certificates is set forth in Section 5.01(c)(iv).

      Certificate    Register:    The   register    maintained   pursuant   to
Section 5.02.

      Certificateholder:  A Holder of a Certificate.

      Class:  With  respect to the  Certificates,  any of Class  I-A-1,  Class
I-A-2, Class II-A-1,  Class II-A-2,  Class II-A-3, Class II-A-4, Class II-A-5,
Class II-X-A-5,  Class II-A-6a, Class II-A-6b, Class I-M-1, Class I-M-2, Class
R, Class I-B-1, Class I-B-2, Class II-B-1,  Class II-B-2,  Class II-B-3, Class
II-B-4, Class II-B-5, Class II-B-6, Class B-IO and Class XP Certificates.

      Class A  Certificates:  The Class I-A  Certificates  and the Class  II-A
Certificates.

      Class B  Certificates:  The Class I-B  Certificates  and the Class  II-B
Certificates.

      Class  B-IO   Pass-Through   Rate:   With  respect  to  the  Class  B-IO
Certificates  and any  Distribution  Date  or the  REMIC IV  Regular  Interest
B-IO-I,  a per annum rate equal to the  percentage  equivalent  of a fraction, the  numerator  of  which is the sum of the  amounts  calculated  pursuant  to clauses  (i)  through  (iii)  below,  and  the  denominator  of  which  is the aggregate  principal balance of the REMIC II Regular  Interests.  For purposes of calculating the Pass-Through  Rate for the Class B-IO-I  Certificates,  the
numerator is equal to the sum of the following components:

1. the  Uncertificated  Pass-Through  Rate for REMIC II  Regular  Interest LT1
      minus  the  Marker  Rate,  applied  to a  notional  amount  equal to the
      Uncertificated Principal Balance of REMIC I Regular Interest LT1;

2. the  Uncertificated  Pass-Through  Rate for REMIC II  Regular  Interest LT2
      minus  the  Marker  Rate,  applied  to a  notional  amount  equal to the
      Uncertificated Principal Balance of REMIC II Regular Interest LT2; and

3. the  Uncertificated  Pass-Through  Rate for REMIC II  Regular  Interest LT4
      minus twice the Marker Rate,  applied to a notional  amount equal to the
      Uncertificated Principal Balance of REMIC Ii Regular Interest LT4.

      Class I-A  Certificates:  The  Class  I-A-1  Certificates  and the Class
I-A-2 Certificates.

      Class I-A Principal  Distribution  Amount: For any Distribution Date, an
amount  equal  to the  excess,  if  any,  of  (i)  the  aggregate  Certificate
Principal  Balance  of the Class I-A  Certificates  immediately  prior to such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the product of (1) the aggregate Stated Principal  Balance of the Group I Mortgage
Loans for such  Distribution  Date and (2) the sum of (x)  12.70%  and (y) the
Current Specified Overcollateralization Percentage for such Distribution Date.

      Class I-B  Certificates:  The  Class  I-B-1  Certificates  and the Class
I-B-2 Certificates.

      Class I-B-1 Principal  Distribution  Amount:  For any Distribution Date,
an  amount  equal to the  excess,  if any,  of (i) the  Certificate  Principal
Balance  of  the  Class   I-B-1   Certificates   immediately   prior  to  such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the  Class  I-A
Certificates  (after  taking  into  account  the  payment  of  the  Class  I-A
Principal  Distribution Amount on such Distribution Date), (2) the Certificate
Principal Balance of the Class I-M-1  Certificates  (after taking into account the  payment  of  the  Class  I-M-1  Principal  Distribution  Amount  on  such
Distribution  Date), (3) the Certificate  Principal Balance of the Class I-M-2
Certificates  (after  taking  into  account  the  payment  of the Class  I-M-2
Principal  Distribution  Amount on such Distribution Date) and (4) the product of (x) the aggregate  Stated  Principal  Balance of the Group I Mortgage Loans
for such  Distribution Date and (y) the sum of 1.60% and the Current Specified
Overcollateralization Percentage for such Distribution Date.

      Class I-B-2 Principal  Distribution  Amount:  For any Distribution Date,
an  amount  equal to the  excess,  if any,  of (i) the  Certificate  Principal
Balance  of  the  Class   I-B-2   Certificates   immediately   prior  to  such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the  Class  I-A
Certificates  (after  taking  into  account  the  payment  of  the  Class  I-A
Principal  Distribution Amount on such Distribution Date), (2) the Certificate
Principal Balance of the Class I-M-1  Certificates  (after taking into account the  payment  of  the  Class  I-M-1  Principal  Distribution  Amount  on  such
Distribution  Date), (3) the Certificate  Principal Balance of the Class I-M-2
Certificates  (after  taking  into  account  the  payment  of the Class  I-M-2
Principal  Distribution Amount on such Distribution Date), (4) the Certificate
Principal Balance of the Class I-B-1  Certificates  (after taking into account the  payment  of  the  Class  I-B-1  Principal  Distribution  Amount  on  such
Distribution  Date) and (5) the product of (x) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution  Date and (y) the
Current Specified Overcollateralization Percentage for such Distribution Date.

      Class I-M-1 Principal  Distribution  Amount:  For any Distribution Date,
an  amount  equal to the  excess,  if any,  of (i) the  Certificate  Principal
Balance  of  the  Class   I-M-1   Certificates   immediately   prior  to  such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the  Class  I-A
Certificates  (after  taking  into  account  the  payment  of  the  Class  I-A
Principal  Distribution  Amount on such Distribution Date) and (2) the product of (x) the aggregate  Stated  Principal  Balance of the Group I Mortgage Loans
for such  Distribution  Date and (y) the sum of (I) 7.60% and (II) the Current
Specified Overcollateralization Percentage for such Distribution Date.

      Class I-M-2 Principal  Distribution  Amount:  For any Distribution Date,
an  amount  equal to the  excess,  if any,  of (i) the  Certificate  Principal
Balance  of  the  Class   I-M-2   Certificates   immediately   prior  to  such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the  Class  I-A
Certificates  (after  taking  into  account  the  payment  of  the  Class  I-A
Principal  Distribution Amount on such Distribution Date), (2) the Certificate
Principal Balance of the Class I-M-1  Certificates  (after taking into account the  payment  of  the  Class  I-M-1  Principal  Distribution  Amount  on  such
Distribution  Date) and (3) the product of (x) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution  Date and (y) the sum  of  (I)  3.70%  and  (II)  the  Current  Specified  Overcollateralization
Percentage for such Distribution Date.

      Class II-A Certificates:  The Class II-A-1,  Class II-A-2, Class II-A-3,
Class II-A-4,  Class II-A-5,  Class II-X-A-5,  Class II-A-6a and Class II-A-6b
Certificates.

      Class II-B Certificates:  The Class II-B-1,  Class II-B-2, Class II-B-3,
Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.

      Class M Certificates:  The Class I-M-1  Certificates and the Class I-M-2
Certificates.

      Class Prepayment   Distribution   Trigger:   For  a  Class of  Group  II
Subordinate  Certificates  for any  Distribution  Date,  the  Class Prepayment
Distribution   Trigger  is  satisfied  if  the   fraction   (expressed   as  a
percentage),  the  numerator of which is the aggregate  Certificate  Principal
Balance  of such Class and each  Class of  Group II  Subordinate  Certificates subordinate  thereto,  if any,  and the  denominator  of which  is the  Stated
Principal  Balance of all of the Group II Mortgage Loans as of the related Due
Date, equals or exceeds such percentage calculated as of the Closing Date.

      Class R  Certificate:  The  Class R  Certificates  substantially  in the form  annexed  hereto as Exhibit A-9 and  evidencing  ownership  of  interests designated  as  "residual  interests"  in REMIC I and REMIC II for purposes of the REMIC  Provisions.  Component I of the Class R Certificates  is designated as the sole class of "residual  interest" in REMIC I and  Component II  of the
Class R  Certificates  is designated as the sole class of "residual  interest"
in REMIC II.

      Class XP Reserve  Account:  The account  established  and  maintained by the Master Servicer pursuant to Section 4.07 hereof.

      Class Y Principal  Reduction  Amounts:  For any  Distribution  Date, the
amounts by which the Uncertificated  Principal Balances of the Class Y Regular
Interests  will be  reduced on such  Distribution  Date by the  allocation  of
Realized Losses and the distribution of principal,  determined as described in
Appendix I

      Class Y Regular  Interests:  The Class Y-1,  Class Y-2, Class Y-3, Class
Y-4, Class Y-5 and Class Y-6 Regular Interests.

      Class Y-1 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-1  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

      Class Y-1 Principal  Reduction Amount : The Class Y Principal  Reduction
Amount  for the Class Y-1  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-1 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-2 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-2  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

      Class Y-2 Principal  Reduction Amount : The Class Y Principal  Reduction
Amount  for the Class Y-2  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-2 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-3 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-3  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

      Class Y-3 Principal  Reduction Amount : The Class Y Principal  Reduction
Amount  for the Class Y-3  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-3 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-4 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-4  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

      Class Y-4 Principal  Reduction Amount : The Class Y Principal  Reduction
Amount  for the Class Y-4  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-4 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-5 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-5  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-5 Regular Interest on such Distribution Date.

      Class Y-5 Principal  Reduction Amount : The Class Y Principal  Reduction
Amount  for the Class Y-1  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-5 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-6 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-6  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-6 Regular Interest on such Distribution Date.

      Class Y-6 Principal  Reduction Amount : The Class Y Principal  Reduction
Amount  for the Class Y-1  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-6 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z Principal  Reduction  Amounts:  For any  Distribution  Date, the
amounts by which the Uncertificated  Principal Balances of the Class Z Regular
Interests  will be  reduced on such  Distribution  Date by the  allocation  of
Realized  Losses and the  distribution  of  principal,  which shall be in each case the  excess  of (A) the sum of (x) the  excess of the  REMIC I  Available
Distribution  Amount for the related Group (i.e.  the "related  Group" for the
Class Z-1 Regular  Interest is the Group II-1 Loans,  the "related  Group" for the Class Z-2 Regular  Interest is the Group II-2 Loans,  the "related  Group"
for the Class Z-3  Regular  Interest  is the Group II-3  Loans,  the  "related
Group"  for the Class  Z-4  Regular  Interest  is the Group  II-4  Loans,  the
"related  Group" for the Class Z-5  Regular  Interest is the Group II-5 Loans,
the  "related  Group"  for the Class Z-6  Regular  Interest  is the Group II-6
Loans) over the sum of the  amounts  thereof  distributable  (i) in respect of interest  on such Class Z Regular  Interest  and the  related  Class Y Regular
Interest,  (ii) to such  Class Z  Regular  Interest  and the  related  Class Y
Regular  Interest  pursuant to clause  (c)(ii) of the  definition  of "REMIC I
Distribution  Amount" and (iii) in the case of the Group I Loans, to the Class
R  Residual  Interest  and (y) the  amount of  Realized  Losses  allocable  to principal  for the  related  Group  over (B) the Class Y  Principal  Reduction
Amount for the related Group.

      Class Z Regular  Interests:  The Class Z-1,  Class Z-2, Class Z-3, Class
Z-4, Class Z-5 and Class Z-6 Regular Interests.

      Class Z-1 Principal  Distribution Amount: For any Distribution Date, the
excess,  if  any,  of the  Class  Z-1  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

      Class Z-1 Principal  Reduction Amount : The Class Z Principal  Reduction
Amount  for the Class Z-1  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-1 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-2 Principal  Distribution Amount: For any Distribution Date, the
excess,  if  any,  of the  Class  Z-2  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

      Class Z-2 Principal  Reduction Amount : The Class Z Principal  Reduction
Amount  for the Class Z-2  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-2 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-3 Principal  Distribution Amount: For any Distribution Date, the
excess,  if  any,  of the  Class  Z-3  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-3 Regular Interest on such Distribution Date .

      Class Z-3 Principal  Reduction Amount : The Class Z Principal  Reduction
Amount  for the Class Z-3  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-3 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-4 Principal  Distribution Amount: For any Distribution Date, the
excess,  if  any,  of the  Class  Z-4  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-4 Regular Interest on such Distribution Date.

      Class Z-4 Principal  Reduction Amount : The Class Z Principal  Reduction
Amount  for the Class Z-4  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-4 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-5 Principal  Distribution Amount: For any Distribution Date, the
excess,  if  any,  of the  Class  Z-5  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-5 Regular Interest on such Distribution Date.

      Class Z-5 Principal  Reduction Amount : The Class Z Principal  Reduction
Amount  for the Class Z-5  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-5 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-6 Principal  Distribution Amount: For any Distribution Date, the
excess,  if  any,  of the  Class  Z-6  Principal  Reduction  Amount  for  such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-6 Regular Interest on such Distribution Date.

      Class Z-6 Principal  Reduction Amount : The Class Z Principal  Reduction
Amount  for the Class Z-6  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-6 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Closing Date:  September 30, 2004.

      Code:  The Internal Revenue Code of 1986, as amended.

      Compensating Interest Payment: As defined in Section 6.06.

      Corporate  Trust Office:  The designated  office of the Trustee where at any  particular  time  its  corporate  trust  business  with  respect  to this
Agreement shall be administered,  which office at the date of the execution of this Agreement is located at 4 New York Plaza,  6th Floor,  New York, New York
10004,  Attention:  Institutional  Trust  Services/Global  Debt,  Bear Stearns
ALT-A  Trust  2004-11.  For the  purpose  of  registration  and  transfer  and exchange  only,  the  Corporate  Trust  Office  shall be located at 2001 Bryan
Street,  8th Floor, Dallas, Texas, 75201, Attn: ITS Transfer Department.

      Countrywide:   Countrywide  Home  Loans,  Inc.,  and  its  successor  in
interest.

      Countrywide  Servicing:  Countrywide  Home Loans  Servicing  LP, and its
successor in interest.

      Countrywide  Servicing Agreement:  The Seller's Warranties and Servicing
Agreement,  dated as of September  1, 2002,  as amended,  between  Countrywide
Servicing and EMC attached hereto as Exhibit H-2.

      Cross-Over  Date:  The first  Distribution  Date on which the  aggregate
Certificate  Principal  Balance of the Group II Subordinate  Certificates  has
been reduced to zero.

      Current  Interest:  As of any  Distribution  Date,  with respect to each
Class  of  Group I  Offered  Certificates,  (i) the  interest  accrued  on the
Certificate  Principal Balance or Notional Amount,  as applicable,  during the related Interest Accrual Period at the applicable  Pass-Through  Rate plus any amount  previously  distributed  with respect to interest for such Certificate that has been  recovered as a voidable  preference  by a trustee in bankruptcy minus  (ii)  the  sum  of (a)  any  Prepayment  Interest  Shortfall  for  such
Distribution  Date,  to  the  extent  not  covered  by  Compensating  Interest
Payments and (b) any shortfalls  resulting from the  application of the Relief
Act during the related Due Period;  provided,  however,  that for  purposes of calculating Current Interest for any such Class,  amounts specified in clauses
(ii)(a) and (ii)(b) hereof for any such  Distribution  Date shall be allocated first  to the  Class  B-IO  Certificates  and  the  Residual  Certificates  in
reduction of amounts  otherwise  distributable  to such  Certificates  on such
Distribution  Date and then any excess  shall be allocated to each other Class of Certificates  pro rata based on the respective  amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

      Current   Specified    Overcollateralization    Percentage:    For   any
Distribution Date, the percentage  equivalent of a fraction,  the numerator of which is the  Overcollateralization  Target  Amount,  and the  denominator  of which is the aggregate Stated Principal  Balance of the Group I Mortgage Loans
for such Distribution Date.

      Custodial  Agreement:  An agreement,  dated as of the Closing Date among the  Depositor,  the  Master  Servicer,  the  Trustee  and  the  Custodian  in
substantially the form of Exhibit G hereto.

      Custodian:  Wells Fargo Bank,  National  Association,  or any  successor custodian  appointed  pursuant to the  provisions  hereof and of the Custodial
Agreement.

      Cut-off Date:  September 1, 2004.

      Cut-off Date Balance:  $1,302,603,377.

      Debt Service  Reduction:  Any reduction of the Scheduled  Payments which a Mortgagor is  obligated  to pay with respect to a Mortgage  Loan as a result of any proceeding  under the Bankruptcy Code or any other similar state law or other proceeding.

      Deficient  Valuation:  With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent  jurisdiction in an amount less than  the  then  outstanding  indebtedness  under  the  Mortgage  Loan,  which valuation  results from a proceeding  initiated  under the Bankruptcy  Code or any other similar state law or other proceeding.

      Delinquent:  A Mortgage Loan is  "Delinquent" if any payment due thereon is not made  pursuant  to the  terms  of such  Mortgage  Loan by the  close of business on the day such payment is  scheduled  to be due. A Mortgage  Loan is
"30 days  delinquent"  if such  payment has not been  received by the close of business  on the last day of the  month  immediately  succeeding  the month in which such payment was due. For  example,  a Mortgage  Loan with a payment due on December 1 that  remained  unpaid as of the close of business on January 31 would then be  considered  to be 30 to 59 days  delinquent.  Similarly for "60 days delinquent," "90 days delinquent" and so on.

      Depositor:  Structured  Asset  Mortgage  Investments II Inc., a Delaware
corporation, or its successors in interest.

      Depository:  The Depository Trust Company,  the nominee of which is Cede
& Co., or any successor thereto.

      Depository Agreement:  The meaning specified in Section 5.01(a) hereof.

      Depository  Participant:  A  broker,  dealer,  bank or  other  financial institution or other Person for whom from time to time the Depository  effects book-entry transfers and pledges of securities deposited with the Depository.

      Designated   Depository    Institution:    A   depository    institution
(commercial  bank,  federal  savings bank,  mutual savings bank or savings and loan  association)  or trust  company  (which may  include the  Trustee),  the deposits of which are fully insured by the FDIC to the extent provided by law.

      Determination   Date:   With  respect  to  each   Mortgage   Loan,   the
Determination Date as defined in the Servicing Agreement.

      Disqualified  Organization:   Any  of  the  following:   (i) the  United
States,  any State or political  subdivision  thereof,  any  possession of the
United  States,  or any  agency  or  instrumentality  of any of the  foregoing
(other  than  an  instrumentality  which  is  a  corporation  if  all  of  its activities  are  subject  to  tax  and,  except  for  the  Freddie  Mac or any successor  thereto,  a majority of its board of  directors  is not selected by such  governmental  unit),  (ii) any  foreign  government,  any  international organization,  or any  agency  or  instrumentality  of  any of the  foregoing,
(iii) any  organization (other than certain farmers' cooperatives described in
Section 521  of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511 of the Code on unrelated business  taxable  income),  (iv) rural  electric and  telephone  cooperatives described  in  Section 1381(a)(2)(C)  of the Code or (v) any  other  Person so designated  by the Trustee  based upon an Opinion of Counsel  that the holding of an ownership  interest in a Residual  Certificate  by such Person may cause any 2004-11  REMIC  contained  in the Trust or any Person  having an ownership interest  in the  Residual  Certificate  (other  than such  Person) to incur a liability  for any federal tax imposed under the Code that would not otherwise be  imposed  but for the  transfer  of an  ownership  interest  in a  Residual
Certificate  to  such  Person.   The  terms  "United   States,"   "State"  and
"international   organization"   shall   have  the   meanings   set  forth  in
Section 7701 of the Code or successor provisions.

      Distribution   Account:  The  trust  account  or  accounts  created  and
maintained  pursuant to  Section 4.04,  which shall be  denominated  "JPMorgan
Chase Bank, as Trustee f/b/o holders of Structured Asset Mortgage  Investments
II  Inc.,   Bear   Stearns   ALT-A  Trust   2004-11,   Mortgage   Pass-Through
Certificates,   Series  2004-11  -  Distribution  Account."  The  Distribution
Account shall be an Eligible Account.

      Distribution  Account  Deposit  Date:  The  Business  Day  prior to each
Distribution Date.

      Distribution  Date:  The 25th day of any month,  beginning  in the month immediately  following the month of the Closing Date,  or, if such 25th day is not a Business Day, the Business Day immediately following.

      DTC  Custodian:  JPMorgan  Chase Bank, or its  successors in interest as custodian for the Depository.

      Due Date:  With respect to each  Mortgage  Loan,  the date in each month on which its  Scheduled  Payment is due if such due date is the first day of a month and  otherwise is deemed to be the first day of the  following  month or such other date specified in the related Servicing Agreement.

      Due Period:  With  respect to any  Distribution  Date and each  Mortgage
Loan,  the period  commencing  on the second  day of the month  preceding  the calendar month in which the  Distribution  Date occurs and ending at the close of  business  on the first day of the  month in which  the  Distribution  Date occurs.

      Eligible  Account:  Any of (i) a  segregated  account  maintained with a
federal  or  state  chartered   depository   institution  (A)  the  short-term
obligations  of which are rated A-1 or better by  Standard & Poor's and P-1 by
Moody's at the time of any deposit  therein or (B) insured by the FDIC (to the limits  established  by such  Corporation),  the  uninsured  deposits in which account  are  otherwise  secured  such  that,  as  evidenced  by an Opinion of
Counsel  (obtained by the Person  requesting that the account be held pursuant to this clause (i))  delivered to the Trustee  prior to the  establishment  of such  account,  the  Certificateholders  will have a claim with respect to the funds  in such  account  and a  perfected  first  priority  security  interest against any collateral (which shall be limited to Permitted Investments,  each of which shall mature not later than the Business  Day  immediately  preceding
the  Distribution   Date  next  following  the  date  of  investment  in  such collateral  or the  Distribution  Date  if  such  Permitted  Investment  is an obligation  of  the  institution  that  maintains  the  Distribution  Account)
securing  such funds that is  superior  to claims of any other  depositors  or general  creditors of the  depository  institution  with which such account is maintained,  (ii) a  segregated  trust account or accounts  maintained  with a federal or state chartered depository  institution or trust company with trust powers  acting in its  fiduciary  capacity  or (iii) a  segregated  account or accounts of a depository  institution  acceptable  to the Rating  Agencies (as evidenced  in writing by the Rating  Agencies  that use of any such account as the  Distribution  Account will not have an adverse effect on the then-current ratings  assigned  to the  Classes  of  Certificates  then rated by the Rating
Agencies).  Eligible Accounts may bear interest.

      EMC: EMC Mortgage Corporation, and any successor thereto.

      EMC Servicing Agreement: The Servicing Agreement,  dated as of September
1, 2004,  between  Structured  Asset  Mortgage  Investments II Inc. and EMC as
attached hereto as Exhibit H-3.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default: As defined in Section 8.01.

      EverHome:   EverHome   Mortgage  Company  (formerly  known  as  Alliance
Mortgage Corporation), and any successor thereto.

      EverHome Servicing Agreement: The Servicing Agreement,  dated as of June
1, 2003,  between EverHome (as successor to Alliance Mortgage Company) and EMC attached hereto as Exhibit H-4.

      Excess Cashflow:  With respect to any  Distribution  Date, the Remaining
Excess Spread for such Distribution Date; provided,  however,  that the Excess
Cashflow shall include  Principal Funds on and after the Distribution  Date on which the  aggregate  Certificate  Principal  Balance of the Class I-A,  Class
I-M-1,  Class I-M-2, Class I-B-1 and Class I-B-2 Certificates has been reduced to zero (other than Principal  Funds  otherwise  distributed to the Holders of
Class I-A, Class I-M-1,  Class I-M-2, Class I-B-1 and Class I-B-2 Certificates
on such Distribution Date).

      Excess  Liquidation  Proceeds:  To the  extent  that such  amount is not required by law to be paid to the related  Mortgagor,  the amount,  if any, by which Liquidation  Proceeds with respect to a Liquidated  Mortgage Loan exceed the sum of (i) the  Outstanding  Principal  Balance of such  Mortgage Loan and accrued but unpaid interest at the related Mortgage  Interest Rate through the last day of the month in which  the  related  Liquidation  Date  occurs,  plus
(ii) related Liquidation Expenses.

      Excess Spread:  With respect to any  Distribution  Date, the excess,  if any, of (i) the Interest  Funds for such  Distribution  Date over (ii) the sum of the  Current  Interest  on the Group I Offered  Certificates  and  Interest
Carry  Forward  Amounts  on the Class I-A  Certificates,  in each case on such
Distribution Date.

      Extra Principal  Distribution  Amount:  With respect to any Distribution
Date,  the  lesser of (i) the  excess,  if any,  of the  Overcollateralization
Target  Amount  for such  Distribution  Date  over  the  Overcollateralization
Amount  for  such  Distribution  Date  and (ii)  the  Excess  Spread  for such
Distribution Date.

      Fannie Mae:  Federal  National  Mortgage  Association  and any successor thereto.

      FDIC:  Federal Deposit Insurance Corporation and any successor thereto.

      Final  Certification:  The  certification  substantially  in the form of
Exhibit Three to the Custodial Agreement.

      Fractional   Undivided   Interest:   With   respect   to  any   Class of
Certificates,  the fractional  undivided interest evidenced by any Certificate of such Class the  numerator of which is the Certificate  Principal Balance of such  Certificate and the  denominator of which is the  Certificate  Principal
Balance of such Class.  With  respect to the  Certificates  in the  aggregate, the fractional  undivided  interest  evidenced by (i) a  Residual  Certificate will be deemed to equal 1.0% and (ii) a  Certificate  of any other  Class will be deemed to equal 99.0%  multiplied by a fraction,  the numerator of which is the Certificate  Principal  Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates.

      Freddie  Mac:  Freddie  Mac,  formerly  the Federal  Home Loan  Mortgage
Corporation, and any successor thereto.

      Global Certificate:  Any Private  Certificate  registered in the name of the Depository or its nominee,  beneficial interests in which are reflected on the  books  of the  Depository  or on the  books of a  Person  maintaining  an account  with such  Depository  (directly  or as an  indirect  participant  in accordance with the rules of such depository).

      GreenPoint:   GreenPoint  Mortgage  Funding,  Inc.,  and  any  successor thereto.

      GreenPoint Servicing Agreement:  The Purchase,  Warranties and Servicing
Agreement,  dated as of September 1, 2003, between GreenPoint and EMC attached hereto as Exhibit H-5.

      Gross Margin:  As to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage  Note and  indicated  on the Mortgage  Loan  Schedule which  percentage is added to the related  Index on each  Interest  Adjustment
Date to  determine  (subject to  rounding,  the  minimum and maximum  Mortgage
Interest Rate and the Periodic Rate Cap) the Mortgage  Interest Rate until the next Interest Adjustment Date.

      Group I  Certificates:  The  Group I Senior  Certificates,  the  Group I
Subordinate Certificates and the Group I Non-Offered Subordinate Certificates.

      Group I Mortgage  Loans:  The Mortgage  Loans  identified as such on the
Mortgage Loan Schedule.

      Group I Non-Offered Subordinate Certificates: The Class XP and the
Class B-IO Certificates.

      Group I Offered  Certificates:  The Group I Senior  Certificates and the
Group I Offered Subordinate Certificates.

      Group I Offered Subordinate Certificates:  The Class I-M-1, Class I-M-2,
Class I-B-1 and Class I-B-2 Certificates.

      Group I Senior Certificates: The Class I-A Certificates.

      Group  I  Subordinate  Certificates:  The  Group I  Offered  Subordinate
Certificates and the Group I Non-Offered Subordinate Certificates.

      Group II  Certificates:  The Group II Senior  Certificates and the Group
II Subordinate Certificates.

      Group II Mortgage  Loans:  The Mortgage Loans  identified as such on the
Mortgage Loan Schedule.

      Group II Non-Offered Subordinate  Certificates:  The Class II-B-4, Class
II-B-5 and Class II-B-6.

      Group II  Offered  Certificates:  The Group II Senior  Certificates  and
the Group II Offered Subordinate Certificates.

      Group II  Offered  Subordinate  Certificates:  The Class  II-B-1,  Class
II-B-2 and Class II-B-3 Certificates.

      Group II Senior  Certificates:  The Class II-A-1,  Class  II-A-2,  Class
II-A-3, Class II-A-4,  Class II-A-5,  Class II-X-A-5,  Class II-A-6a and Class
II-A-6b Certificates.

      Group II  Subordinate  Certificates:  The Group II  Offered  Subordinate
Certificates and the Group II Non-Offered Subordinate Certificates.

      Group II-1 Certificates:  The Class II-A-1 Certificates.

      Group II-1 Loans:  The Mortgage Loans identified as such on the Mortgage
Loan Schedule.

      Group II-2 Certificates:  The Class II-A-2 Certificates.

      Group  II-2  Loans:  The  Mortgage  Loans  identified  as  such  on  the
Mortgage Loan Schedule.

      Group II-3 Certificates:  The Class II-A-3 Certificates.

      Group  II-3  Loans:  The  Mortgage  Loans  identified  as  such  on  the
Mortgage Loan Schedule.
      Group II-4 Certificates:  The Class II-A-4 Certificates.

      Group  II-4  Loans:  The  Mortgage  Loans  identified  as  such  on  the
Mortgage Loan Schedule.

      Group  II-5  Certificates:  The  Class  II-A-5  Certificates  and  Class
II-X-A-5 Certificates.

      Group  II-5  Loans:  The  Mortgage  Loans  identified  as  such  on  the
Mortgage Loan Schedule.

      Group II-6  Certificates:  The Class II-A-6a  Certificates and the Class
II-A-6b Certificates.

      Group  II-6  Loans:  The  Mortgage  Loans  identified  as  such  on  the
Mortgage Loan Schedule.

      Holder:  The Person in whose name a  Certificate  is  registered  in the
Certificate Register,  except that, subject to Sections 11.02(b) and 11.05(e), solely for the purpose of giving any consent  pursuant to this Agreement,  any
Certificate  registered in the name of the Depositor,  the Master  Servicer or the Trustee or any  Affiliate  thereof  shall be deemed not to be  outstanding and the Fractional  Undivided  Interest  evidenced  thereby shall not be taken into account in  determining  whether the  requisite  percentage of Fractional
Undivided Interests necessary to effect any such consent has been obtained.

      Indemnified  Persons:  The Trustee,  the Master Servicer,  the Custodian
and the Securities  Administrator  and their officers,  directors,  agents and employees  and, with respect to the Trustee,  any separate  co-trustee and its officers, directors, agents and employees.

      Independent:  When used with respect to any specified Person,  this term means that such  Person (a) is in fact  independent  of the  Depositor  or the
Master Servicer and of any Affiliate of the Depositor or the Master  Servicer,
(b) does not have any  direct  financial  interest  or any  material  indirect financial  interest in the  Depositor or the Master  Servicer or any Affiliate
of the  Depositor  or the Master  Servicer and (c) is not  connected  with the
Depositor or the Master  Servicer or any  Affiliate  as an officer,  employee,
promoter,  underwriter,   trustee,  partner,  director  or  person  performing
similar functions.

      Index:  The index, if any,  specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

      Individual  Certificate:  Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

      Initial  Certification:  The certification  substantially in the form of
Exhibit One to the Custodial Agreement.

      Institutional  Accredited Investor:  Any Person meeting the requirements of Rule  501(a)(l),  (2), (3) or (7) of Regulation D under the  Securities Act or any entity all of the equity holders in which come within such paragraphs.

      Insurance  Policy:  With  respect to any  Mortgage  Loan,  any  standard hazard insurance policy, flood insurance policy or title insurance policy.

      Insurance  Proceeds:  Amounts  paid by the insurer  under any  Insurance
Policy  covering any Mortgage  Loan or Mortgaged  Property  other than amounts required  to be paid  over to the  Mortgagor  pursuant  to law or the  related
Mortgage Note or Security  Instrument and other than amounts used to repair or restore the Mortgaged  Property or to reimburse  insured  expenses,  including the  related  Servicer's  costs  and  expenses  incurred  in  connection  with presenting claims under the related Insurance Policies.

      Interest  Accrual Period:  With respect to each  Distribution  Date, for each Class of Group II  Certificates,  the calendar month  preceding the month in which such  Distribution  Date occurs.  The Interest Accrual Period for the
Group I  Offered  Certificates  will be the  period  from  and  including  the preceding  distribution  date (or from the  Closing  Date,  in the case of the first  Distribution  Date)  to and  including  the day  prior  to the  current
Distribution Date.

      Interest  Adjustment  Date:  With respect to a Mortgage  Loan, the date, if any,  specified in the related Mortgage Note on which the Mortgage Interest
Rate is subject to adjustment.

      Interest  Carryforward  Amount:  As of the first  Distribution  Date and with  respect to each  Class of Group I Offered  Certificates,  zero,  and for each  Distribution  Date  thereafter,  the  sum of (i) the  excess  of (a) the
Current Interest for such Class with respect to prior  Distribution Dates over
(b) the amount  actually  distributed  to such  Class of Group I  Certificates with  respect to interest on or after such prior  Distribution  Dates and (ii)
interest   thereon  (to  the  extent  permitted  by  applicable  law)  at  the applicable  Pass-Through  Rate for such Class for the related Interest Accrual
Period  including the Interest  Accrual Period  relating to such  Distribution
Date.

      Interest  Funds:  For any  Distribution  Date and Loan  Group I, (i) the
sum, without  duplication,  of (a) all scheduled interest collected in respect to the related  Group I Mortgage  Loans during the related Due Period less the related  Servicing  Fee, (b) all Monthly  Advances  relating to interest  with respect to the related Group I Mortgage  Loans made on or prior to the related
Distribution  Account  Deposit Date, (c) all  Compensating  Interest  Payments
with respect to the Group I Mortgage  Loans and required to be remitted by the
Master Servicer  pursuant to this Agreement or the related  Servicer  pursuant to the related  Servicing  Agreement with respect to such  Distribution  Date,
(d)  Liquidation  Proceeds with respect to the related Group I Mortgage  Loans collected during the related  Prepayment Period (or, in the case of Subsequent
Recoveries,  during the related Due  Period),  to the extent such  Liquidation
Proceeds  relate to  interest,  (e) all  amounts  relating  to  interest  with respect to each  related  Group I Mortgage  Loan  purchased by EMC pursuant to
Sections  2.02 and 2.03 or by the  Depositor  pursuant to Section  3.21 during the related Due Period and (f) all amounts in respect of interest  paid by EMC pursuant  to  Section  10.01 in  respect  to Loan Group I, in each case to the extent  remitted by EMC or its designee,  as applicable,  to the  Distribution
Account  pursuant  to this  Agreement  minus  (ii)  all  amounts  relating  to interest  required to be reimbursed  pursuant to Sections 4.01,  4.03 and 4.05 or as otherwise set forth in this Agreement and allocated to Loan Group I.

      Interest  Shortfall:  With  respect  to any  Distribution  Date and each
Mortgage Loan that during the related  Prepayment  Period was the subject of a
Principal  Prepayment  or  constitutes  a Relief Act Mortgage  Loan, an amount determined as follows:

      (a)         Partial principal  prepayments  received during the relevant
Prepayment  Period:  The difference  between (i) one  month's  interest at the applicable Net Rate on the amount of such  prepayment  and (ii) the  amount of
interest  for  the  calendar  month  of  such  prepayment   (adjusted  to  the
applicable Net Rate) received at the time of such prepayment;

(b) Principal  prepayments  in full  received  during the relevant  Prepayment
Period:  The difference  between  (i) one  month's  interest at the applicable
Net Rate on the Stated  Principal  Balance of such Mortgage  Loan  immediately prior to such  prepayment  and  (ii) the  amount of interest  for the calendar month of such  prepayment  (adjusted to the  applicable  Net Rate) received at the time of such prepayment; and

(c) Relief  Act  Mortgage  Loans:  As to any  Relief Act  Mortgage  Loan,  the
excess of (i) 30 days' interest (or, in the case of a principal  prepayment in full,  interest to the date of  prepayment)  on the Stated  Principal  Balance thereof (or, in the case of a principal  prepayment  in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days'  interest (or, in the case of a principal  prepayment  in full,  interest to the date of  prepayment)  on such Stated  Principal  Balance (or, in the case of a Principal  Prepayment in part,  on the amount so prepaid) at the annual  interest  rate  required to be paid by the Mortgagor as limited by application of the Relief Act.

      Interim  Certification:  The certification  substantially in the form of
Exhibit Two to the Custodial Agreement.

      Investment  Letter:  The letter to be  furnished  by each  Institutional
Accredited  Investor  which  purchases  any of  the  Private  Certificates  in connection  with  such  purchase,  substantially  in the  form  set  forth  as
Exhibit F-1 hereto.

      Lender-Paid  PMI Rate:  With respect to each  Mortgage Loan covered by a lender-paid  primary mortgage  insurance policy, the premium to be paid by the applicable Servicer out of interest  collections on the related Mortgage Loan, as stated in the Mortgage Loan Schedule.

      LIBOR  Business  Day: Any day other than a Saturday or a Sunday or a day on which banking  institutions in the city of London,  England are required or authorized by law to be closed.

      LIBOR  Determination  Date:  With  respect  to  each  Class  of  Offered
Certificates  and for the first Interest  Accrual Period,  September 28, 2004.
With respect to each Class of Offered  Certificates  and any Interest  Accrual
Period  thereafter,  the second LIBOR Business Day preceding the  commencement of such Interest Accrual Period.

      Liquidated  Mortgage Loan:  Any defaulted  Mortgage Loan as to which the
Servicer or the Master  Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

      Liquidation  Date:  With respect to any  Liquidated  Mortgage  Loan, the date on which the Master  Servicer or the  Servicer  has  certified  that such
Mortgage Loan has become a Liquidated Mortgage Loan.

      Liquidation  Expenses:  With respect to a Mortgage Loan in  liquidation, unreimbursed  expenses  paid or  incurred  by or for the account of the Master
Servicer or the Servicer in connection  with the  liquidation of such Mortgage
Loan and the related Mortgage  Property,  such expenses including (a) property protection  expenses,  (b) property sales  expenses,  (c) foreclosure and sale costs,  including court costs and reasonable  attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

      Liquidation   Proceeds:   Amounts   received  in  connection   with  the
liquidation of a defaulted  Mortgage Loan,  whether  through  trustee's  sale, foreclosure sale, Insurance Proceeds,  condemnation  proceeds or otherwise and
Subsequent Recoveries.

      Loan Group:  Loan Group I,  Loan Group II, Loan  Group II-1,  Loan Group
II-2,  Loan Group II-3,  Loan Group II-4,  Loan Group II-5 or Loan Group II-6,
as applicable.

      Loan  Group I:  The group of Mortgage  Loans  designated as belonging to
Loan Group I on the Mortgage Loan Schedule.

      Loan Group II:  Any of Loan Group  II-1,  Loan  Group  II-2,  Loan Group
II-3, Loan Group II-4, Loan Group II-5 or Loan Group II-6.

      Loan  Group II-1:  The group of Mortgage  Loans  designated as belonging to Loan Group II-1 on the Mortgage Loan Schedule.

      Loan  Group II-2:  The group of Mortgage  Loans  designated as belonging to Loan Group II-2 on the Mortgage Loan Schedule.

      Loan  Group II-3:  The group of Mortgage  Loans  designated as belonging to Loan Group II-3 on the Mortgage Loan Schedule.
      Loan  Group II-4:  The group of Mortgage  Loans  designated as belonging to Loan Group II-4 on the Mortgage Loan Schedule.

      Loan  Group II-5:  The group of Mortgage  Loans  designated as belonging to Loan Group II-5 on the Mortgage Loan Schedule.

      Loan  Group II-6:  The group of Mortgage  Loans  designated as belonging to Loan Group II-6 on the Mortgage Loan Schedule.

      Loan-to-Value  Ratio:  With respect to any Mortgage  Loan, the fraction, expressed as a percentage,  the  numerator of which is the original  principal balance  of the  related  Mortgage  Loan and the  denominator  of which is the
Original Value of the related Mortgaged Property.

      Loss Allocation  Limitation:  The meaning specified in Section 6.02.2(c)
hereof.

      Loss Severity  Percentage:  With respect to any  Distribution  Date, the percentage  equivalent of a fraction,  the numerator of which is the amount of
Realized  Losses  incurred on a Mortgage Loan and the  denominator of which is the Stated Principal  Balance of such Mortgage Loan  immediately  prior to the liquidation of such Mortgage Loan.

      Lost  Notes:  The  original  Mortgage  Notes  that  have been  lost,  as indicated on the Mortgage Loan Schedule.

      Margin:  With respect to any Distribution  Date on or prior to the first possible Optional  Termination Date with respect to the Group I Mortgage Loans and (i) with respect to the Class I-A-1  Certificates,  0.34% per annum,  (ii)
with  respect to the Class  I-A-2  Certificates,  0.42% per annum,  (iii) with respect to the Class I-M-1  Certificates,  0.60% per annum,  (iv) with respect to the Class  I-M-2  Certificates,  1.05% per annum,  (v) with  respect to the
Class I-B-1 Certificates,  1.80% per annum, and (vi) with respect to the Class
I-B-2  Certificates,  1.80% per annum;  and with  respect to any  Distribution
Date after the first possible  Optional  Termination Date and (i) with respect to the Class I-A-1  Certificates,  0.68% per annum,  (ii) with  respect to the
Class I-A-2  Certificates,  0.84% per annum,  (iii) with  respect to the Class
I-M-1  Certificates,  0.90% per annum,  (iv) with  respect to the Class  I-M-2
Certificates,   1.575%  per  annum,  (v)  with  respect  to  the  Class  I-B-1
Certificates,  2.70% per  annum,  and (vi)  with  respect  to the Class  I-B-2
Certificates, 2.70% per annum.

      Marker Rate:  With respect to the Class B-IO  Certificates  or the REMIC
IV Regular  Interest  B-IO-I and any  Distribution  Date,  in  relation to the
REMIC II  Regular  Interests  LT1, LT2, LT3 and LT4, a per annum rate equal to
two  (2)  times  the   weighted   average  of  the   Uncertificated   REMIC II
Pass-Through  Rates for REMIC II  Regular  Interest  LT2 and REMIC II  Regular
Interest  LT3.  With respect to the Class B-IO  Certificates  or the REMIC III
Regular  Interest  B-IO-I  and  any  Distribution  Date,  in  relation  to the
REMIC II  Regular  Interests LT5, LT6 and LT-Y2, a per annum rate equal to two
(2) times the weighted  average of the  Uncertificated  REMIC II  Pass-Through
Rates for REMIC II Regular Interest LT6.

      Master  Servicer:  As of the Closing  Date,  Wells Fargo Bank,  National
Association and, thereafter,  its respective  successors in interest that meet the qualifications of the Servicing Agreements and this Agreement.

      Master  Servicer   Certification:   A  written  certification   covering
servicing of the Mortgage  Loans by the  Servicers and signed by an officer of the Master Servicer that complies with (i) the  Sarbanes-Oxley Act of 2002, as amended from time to time,  and (ii) the  February 21,  2003  Statement by the
Staff of the Division of  Corporation  Finance of the  Securities and Exchange
Commission  Regarding  Compliance  by  Asset-Backed  Issuers with Exchange Act
Rules  13a-14 and 15d-14,  as in effect from time to time;  provided  that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended,  (b) the
Statement  referred  to in  clause  (ii) is  modified  or  superceded  by  any subsequent  statement,  rule or  regulation  of the  Securities  and  Exchange
Commission  or  any  statement  of a  division  thereof,  or  (c)  any  future releases,  rules and  regulations are published by the Securities and Exchange
Commission  from  time to time  pursuant  to the  Sarbanes-Oxley  Act of 2002, which  in any  such  case  affects  the  form  or  substance  of the  required certification  and  results  in  the  required  certification  being,  in  the reasonable  judgment of the Master Servicer,  materially more onerous than the form  of  the  required  certification  as of the  Closing  Date,  the  Master
Servicer  Certification  shall be as agreed to by the Master  Servicer and the
Depositor  following a  negotiation  in good faith to determine  how to comply with any such new requirements.

      Master  Servicer  Collection  Account:  The trust  account  or  accounts created and maintained  pursuant to  Section 4.02,  which shall be denominated
"JPMorgan  Chase Bank, as Trustee f/b/o holders of Structured  Asset  Mortgage
Investments II Inc., Bear Stearns ALT-A Trust 2004-11,  Mortgage  Pass-Through
Certificates,   Series  2004-11,  Collection  Account."  The  Master  Servicer
Collection Account shall be an Eligible Account.

      Master Servicing Compensation:  The meaning specified in Section 3.14.

      Material Defect:  The meaning specified in Section 2.02(a).

      Maximum  Lifetime  Mortgage  Rate: The maximum level to which a Mortgage
Interest Rate can adjust in accordance  with its terms,  regardless of changes in the applicable Index.

      MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation organized  and  existing  under  the  laws of the  State of  Delaware,  or any successor thereto.

      MERS®  System:  The system of  recording  transfers  of  Mortgage  Loans electronically maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage Loans  registered with MERS on the MERS® System.

      Minimum  Lifetime  Mortgage  Rate: The minimum level to which a Mortgage
Interest Rate can adjust in accordance  with its terms,  regardless of changes in the applicable Index.

      MOM  Loan:  With  respect  to any  Mortgage  Loan,  MERS  acting  as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such
Mortgage Loan and its successors and assigns, at the origination thereof.

      Monthly  Advance:  An advance of  principal  or interest  required to be made by the applicable  Servicer pursuant to the related  Servicing  Agreement or the Master Servicer pursuant to Section 6.05.

      Monthly  Delinquency  Percentage:  With respect to a Distribution  Date, the  percentage  equivalent  of a  fraction,  the  numerator  of  which is the aggregate Stated  Principal  Balance of the Group I Mortgage Loans that are 60 days  or  more  Delinquent  or are in  bankruptcy  or  foreclosure  or are REO
Properties  for such  Distribution  Date and the  denominator  of which is the aggregate  Stated  Principal  Balance  of  Group I  Mortgage  Loans  for  such
Distribution Date.

      Moody's:  Moody's Investors Service, Inc. or its successor in interest.

      Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first  priority lien on an estate in fee simple or leasehold  interest in real property securing a Mortgage Loan.

      Mortgage  File:  The  mortgage   documents  listed  in   Section 2.01(b)
pertaining  to  a  particular  Mortgage  Loan  and  any  additional  documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage  Interest Rate: The annual rate at which interest  accrues from time to time on any  Mortgage  Loan  pursuant  to the related  Mortgage  Note, which rate is initially  equal to the "Mortgage  Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

      Mortgage Loan: A mortgage loan  transferred  and assigned to the Trustee pursuant  to  Section 2.01  or  Section 2.04  and held as a part of the  Trust
Fund,  as  identified  in the Mortgage  Loan  Schedule  (which shall  include, without limitation,  with respect to each Mortgage Loan, each related Mortgage
Note,  Mortgage  and  Mortgage  File  and all  rights  appertaining  thereto), including  a  mortgage  loan the  property  securing  which has  become an REO
Property.

      Mortgage Loan Purchase  Agreement:  The Mortgage Loan Purchase Agreement
dated as of September 30, 2004,  between EMC, as seller,  and Structured Asset
Mortgage  Investments II Inc., as purchaser,  and all  amendments  thereof and supplements thereto, attached as Exhibit J.

      Mortgage  Loan  Schedule:  The  schedule,  attached  hereto as Exhibit B with  respect  to the  Mortgage  Loans  and as  amended  from  time to time to reflect the  repurchase or  substitution  of Mortgage  Loans  pursuant to this
Agreement.

      Mortgage  Note:  The  originally  executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

      Mortgaged Property:  Land and improvements  securing the indebtedness of a Mortgagor  under the related  Mortgage Loan or, in the case of REO Property, such REO Property.

      Mortgagor:  The obligor on a Mortgage Note.

      Net Interest  Shortfall:  With  respect to any  Distribution  Date,  the
Interest  Shortfall,  if any, for such  Distribution  Date net of Compensating
Interest Payments made with respect to such Distribution Date.

      Net  Liquidation   Proceeds:   As  to  any  Liquidated   Mortgage  Loan,
Liquidation  Proceeds  net  of  (i) Liquidation  Expenses  which  are  payable therefrom  to the  Servicer  or the Master  Servicer  in  accordance  with the
Servicing  Agreement or this Agreement and  (ii) unreimbursed  advances by the
Servicer or the Master Servicer and Monthly Advances.

      Net Rate:  With respect to each  Mortgage  Loan,  the Mortgage  Interest
Rate in effect  from time to time less the sum of (1) the  Servicing  Fee Rate and (2) the Lender Paid PMI Rate, if any,  attributable  thereto, in each case expressed as a per annum rate.

      Net Rate Cap: For any Distribution  Date and each of the Group I Offered
Certificates,  the  weighted  average of the Net Rates of the Group I Mortgage
Loans as of the beginning of the related Due Period,  weighted on the basis of the Stated Principal  Balances thereof as of the preceding  Distribution Date, as adjusted to an  effective  rate  reflecting  the accrual of interest on the basis of a 360-day  year and the actual  number of days elapsed in the related
Interest  Accrual  Period.  For federal income tax purposes,  the Net Rate Cap
(a)  with  respect  to the  Group I  Offered  Certificates,  is  equal  to the
Uncertificated  REMIC II Pass-Through  Rate for the REMIC II Regular Interests
LT1 and LT2,  (b) with  respect to the Class I-A-2  Certificates,  is equal to the  Uncertificated  Pass-Through Rate for the REMIC II Regular Interests LT5,
LT6 and LT-Y2 and (c) with respect to the Class M  Certificates  and Class I-B
Certificates  is  the  weighted  average  of  the   Uncertificated   REMIC  II
Pass-Through  Rates  on the  LT-Y1  and  LT-Y2  REMIC  II  Regular  Interests,
weighted on the basis of their respective Uncertificated Principal Balances.

      Non-Offered   Subordinate   Certificates:   The   Group  I   Non-Offered
Subordinate   Certificates   and  the   Group   II   Non-Offered   Subordinate
Certificates.

      Nonrecoverable  Advance:  Any advance or Monthly  Advance  (i) which was previously made or is proposed to be made by the Master Servicer,  the Trustee
(as successor Master Servicer) or the applicable  Servicer and (ii) which,  in the good faith judgment of the Master Servicer,  the Trustee or the applicable
Servicer , will not or, in the case of a proposed  advance or Monthly Advance, would not, be ultimately  recoverable by the Master Servicer,  the Trustee (as successor  Master  Servicer)  or  the  applicable  Servicer  from  Liquidation
Proceeds,  Insurance  Proceeds  or future  payments on the  Mortgage  Loan for which such advance or Monthly Advance was made or is proposed to be made.

      Notional  Amount:   The  Notional  Amount  of  (i)  the  Class  II-X-A-5
Certificates  immediately  prior  to any  Distribution  Date is  equal  to the
Certificate  Principal  Balance of the Class II-A-5  Certificates and (ii) the
Class B-IO  Certificates  immediately  prior to any Distribution Date is equal to the  aggregate  of the  Uncertificated  Principal  Balances of the REMIC II
Regular Interests.

      Offered  Certificates:  The Group I Offered  Certificates  and the Group
II Offered Certificates.

      Offered  Subordinate  Certificates:  The  Group  I  Offered  Subordinate
Certificates and the Group II Offered Subordinate Certificates.

      Officer's  Certificate:  A  certificate  signed by the  Chairman  of the
Board,  the Vice Chairman of the Board,  the President or a Vice  President or
Assistant Vice President or other  authorized  officer of the Master  Servicer or the Depositor, as applicable,  and delivered to the Trustee, as required by this Agreement.

      One-Month LIBOR:  With respect to any Interest Accrual Period,  the rate determined by the Securities  Administrator on the related LIBOR Determination
Date on the basis of the rate for U.S.  dollar  deposits  for one  month  that appears on Telerate  Screen Page 3750 as of 11:00 a.m.  (London  time) on such
LIBOR  Determination  Date;  provided that the parties hereto acknowledge that
One-Month LIBOR for the first Interest  Accrual Period shall equal [1.84]% per annum.  If such rate does not  appear on such page (or such  other page as may replace that page on that  service,  or if such service is no longer  offered, such other service for displaying  One-Month LIBOR or comparable  rates as may be reasonably selected by the Securities  Administrator),  One-Month LIBOR for
the applicable  Interest Accrual Period will be the Reference Bank Rate. If no such  quotations  can be  obtained  by  the  Securities  Administrator  and no
Reference  Bank Rate is  available,  One-Month  LIBOR will be One-Month  LIBOR applicable to the preceding Interest Accrual Period.

      Opinion  of  Counsel:  A  written  opinion  of  counsel  who  is or  are acceptable  to the Trustee and who,  unless  required  to be  Independent  (an
"Opinion of Independent  Counsel"),  may be internal  counsel for the Company, the Master Servicer or the Depositor.

      Optional  Termination  Date: With respect to the Group I Mortgage Loans, the Distribution  Date on which the aggregate Stated Principal  Balance of the
Group I Mortgage  Loans is less than 20% of the Cut-off  Date Balance and with respect to the Group II Mortgage  Loans,  the  Distribution  Date on which the aggregate  Stated  Principal  Balance of the Group II  Mortgage  Loans is less than 10% of the Cut-off Date Balance.

      Original  Group  II  Subordinate  Principal  Balance:  The  sum  of  the
aggregate   Certificate   Principal   Balances  of  each  Class of   Group  II
Subordinate Certificates as of the Closing Date.

      Original  Value:  The  lesser of  (i) the  Appraised  Value or  (ii) the sales price of a Mortgaged  Property at the time of  origination of a Mortgage
Loan,  except in instances  where either clauses  (i) or (ii) is  unavailable, the other may be used to  determine  the  Original  Value,  or if both clauses
(i) and  (ii) are  unavailable,  Original  Value may be determined  from other sources reasonably acceptable to the Depositor.

      Outstanding  Mortgage  Loan:  With  respect to any Due Date,  a Mortgage
Loan  which,  prior to such  Due  Date,  was not the  subject  of a  Principal
Prepayment  in full,  did not become a  Liquidated  Mortgage  Loan and was not purchased or replaced.

      Outstanding  Principal  Balance:  As of the  time of any  determination, the  principal  balance  of a  Mortgage  Loan  remaining  to be  paid  by  the
Mortgagor,  or, in the case of an REO Property,  the principal  balance of the related  Mortgage Loan  remaining to be paid by the Mortgagor at the time such property  was  acquired  by the Trust Fund less any Net  Liquidation  Proceeds with respect thereto to the extent applied to principal.

      Overcollateralization  Amount:  With respect to any  Distribution  Date, the  excess,  if any, of (a) the  aggregate  Stated  Principal  Balance of the
Group I  Mortgage  Loans for such  Distribution  Date  over (b) the  aggregate
Certificate  Principal  Balance  of the Group I Offered  Certificates  on such
Distribution  Date (after  taking into account the payment of principal  other than any Extra Principal Distribution Amount on such Certificates).

      Overcollateralization Target Amount: $2,851,471.

      Pass-Through  Rate:  As to  each  Class of  Certificates,  the  REMIC  I
Regular  Interests  and  REMIC II  Regular  Interests,  the  rate of  interest determined as provided with respect thereto, in  Section 5.01(c).  Any monthly calculation  of interest at a stated rate shall be based upon annual  interest at such rate divided by twelve.

      Periodic  Rate Cap:  With  respect to each  Mortgage  Loan,  the maximum adjustment  that can be made to the Mortgage  Interest  Rate on each  Interest
Adjustment  Date in  accordance  with its terms,  regardless of changes in the applicable Index.

      Permitted  Investments:  Any one or more of the following obligations or
securities   held  in  the  name  of  the  Trustee  for  the  benefit  of  the
Certificateholders:

(i) direct  obligations  of, and  obligations  the timely payment of which are
fully   guaranteed   by  the  United  States  of  America  or  any  agency  or
instrumentality  of the United States of America the  obligations of which are backed by the full faith and credit of the United States of America;

(ii) (a)  demand  or time  deposits,  federal  funds or  bankers'  acceptances issued by any depository  institution or trust company  incorporated under the laws of the  United  States of  America or any state  thereof  (including  the
Trustee or the Master  Servicer  or its  Affiliates  acting in its  commercial banking  capacity)  and  subject to  supervision  and  examination  by federal and/or state banking  authorities,  provided that the commercial  paper and/or the short-term debt rating and/or the long-term  unsecured debt obligations of such  depository  institution or trust company at the time of such  investment or contractual  commitment  providing for such  investment have the Applicable
Credit  Rating or better from each Rating  Agency and (b) any other  demand or time deposit or  certificate  of deposit that is fully  insured by the Federal
Deposit Insurance Corporation;

(iii) repurchase  obligations  with respect to (a) any  security  described in clause  (i) above or (b) any other security  issued or guaranteed by an agency or instrumentality  of the United States of America,  the obligations of which are backed by the full faith and credit of the United  States of  America,  in either  case  entered  into with a  depository  institution  or trust  company
(acting as  principal)  described  in clause  (ii)(a)  above where the Trustee holds the security therefor;

(iv) securities  bearing  interest  or  sold  at  a  discount  issued  by  any corporation  (including the Trustee or the Master  Servicer or its Affiliates)
incorporated  under  the laws of the  United  States of  America  or any state thereof  that have the  Applicable  Credit  Rating or better  from each Rating
Agency at the time of such investment or contractual  commitment providing for such investment;  provided,  however, that securities issued by any particular corporation  will not be Permitted  Investments to the extent that investments therein will cause the then outstanding  principal amount of securities issued by  such  corporation  and  held as part of the  Trust  to  exceed  10% of the aggregate  Outstanding  Principal  Balances  of all  the  Mortgage  Loans  and
Permitted Investments held as part of the Trust;

(v) commercial   paper   (including   both    non-interest-bearing    discount
obligations  and  interest-bearing  obligations  payable  on  demand  or  on a specified  date not more  than one year  after the date of  issuance  thereof)
having the  Applicable  Credit Rating or better from each Rating Agency at the time of such investment;

(vi) a Reinvestment  Agreement issued by any bank,  insurance company or other corporation or entity;

(vii) any other demand, money market or time deposit, obligation,  security or investment  as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

(viii)      any money  market or  common  trust  fund  having  the  Applicable
Credit Rating or better from each Rating  Agency,  including any such fund for which the Trustee or the Master  Servicer or any  affiliate  of the Trustee or the Master Servicer acts as a manager or an advisor;  provided,  however, that no instrument or security shall be a Permitted  Investment if such  instrument or security  evidences a right to receive only interest  payments with respect to the obligations  underlying  such  instrument or if such security  provides for payment of both  principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such  instrument  or security is purchased at a price greater than par.

      Permitted   Transferee:   Any   Person   other   than   a   Disqualified
Organization or an "electing large  partnership" (as defined by Section 775 of the Code).

      Person:  Any  individual,   corporation,   partnership,  joint  venture,
association,   limited  liability   company,   joint-stock   company,   trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

      Physical  Certificates:   The  Residual  Certificates  and  the  Private
Certificates.

      Plan: The meaning specified in Section 5.07(a).

      Prepayment  Charge:  With respect to any Mortgage  Loan,  the charges or premiums,  if any, due in connection with a full or partial prepayment of such
Mortgage Loan in accordance with the terms thereof.

      Prepayment Charge Loan: Any Group I Mortgage Loan for which a
Prepayment Charge may be assessed and to which such Prepayment Charge the
Class XP Certificates are entitled, as indicated on the Mortgage Loan
Schedule.

      Prepayment  Interest  Shortfall:  With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal  Prepayment or a Principal  Prepayment in full during the related Prepayment Period (other than a Principal  Prepayment in full  resulting from the purchase of a Group I
Mortgage Loan  pursuant to Section  2.02,  2.03,  3.21 or 10.01  hereof),  the amount,  if any, by which (i) one month's  interest at the applicable Net Rate on the Stated  Principal  Balance of such  Group I Mortgage  Loan  immediately prior to such prepayment or in the case of a partial  Principal  Prepayment on the amount of such  prepayment  exceeds  (ii) the amount of  interest  paid or collected in connection  with such  Principal  Prepayment  less the sum of (a)
any Prepayment Charges and (b) the related Servicing Fee.

      Prepayment   Period:   With  respect  to  a   Distribution   Date,   the
immediately  preceding  calendar  month in the case of the Mortgage  Loans for which EMC is the Servicer and in the case of the Mortgage  Loans for which EMC is not the  Servicer,  such period as is  provided  in the  related  Servicing
Agreement with respect to the related Servicer.

      Primary  Mortgage   Insurance  Policy:  Any  primary  mortgage  guaranty
insurance  policy  issued in connection  with a Mortgage  Loan which  provides compensation  to a Mortgage Note holder in the event of default by the obligor under such Mortgage  Note or the related  Security  Instrument,  if any or any replacement  policy therefor  through the related  Interest Accrual Period for such Class relating to a Distribution Date.

      Principal  Distribution  Amount: With respect to each Distribution Date, an amount equal to the sum of (i) the  Principal  Funds for such  Distribution
Date and (ii) any Extra Principal  Distribution  Amount for such  Distribution
Date.

       Principal Funds: the sum, without duplication, of

      1.    the Scheduled  Principal  collected on the Group I Mortgage  Loans during  the  related  Due  Period or  advanced  on or  before  the related servicer advance date,

      2.    prepayments  in respect of the Group I Mortgage  Loans,  exclusive of any  prepayment  charges,  collected in the related  Prepayment
            Period,

      3.    the Stated  Principal  Balance of each Group I Mortgage  Loan that was  repurchased by the Depositor or the related  Servicer  during the related Due Period,

      4.    the  amount,  if any,  by which  the  aggregate  unpaid  principal balance  of  any  Substitute  Mortgage  Loans  is  less  than  the aggregate unpaid  principal  balance of any deleted mortgage loans
            delivered   by  the  related   Servicer  in   connection   with  a
            substitution  of a Group I Mortgage  Loan  during the  related Due
            Period,

      5.    all Liquidation  Proceeds  collected during the related Prepayment
            Period  (or in the  case  of  Subsequent  Recoveries,  during  the related Due Period) on the Group I Mortgage  Loans,  to the extent such  Liquidation  Proceeds relate to principal,  less all related
            Nonrecoverable  Advances  relating to principal  reimbursed during the related Due Period,

      6.    the principal  portion of the purchase  price of the assets of the
            Trust  allocated  to Loan Group I upon the  exercise by EMC or its designee of its  optional  termination  right with  respect to the
            Group I Mortgage Loans; minus

      7.    any amounts  required to be  reimbursed to EMC, the  Depositor,  a
            Servicer, the Master Servicer,  the Custodian,  the Trustee or the
            Securities  Administrator  and  allocated  to  Loan  Group  I,  as provided in the Agreement.

      Principal  Prepayment:  Any payment  (whether  partial or full) or other recovery of principal  on a Mortgage  Loan which is received in advance of its scheduled  Due Date to the extent that it is not  accompanied  by an amount as to interest  representing  scheduled  interest due on any date or dates in any month or months  subsequent to the month of  prepayment,  including  Insurance
Proceeds and Repurchase  Proceeds,  but excluding the principal portion of Net
Liquidation   Proceeds  received  at  the  time  a  Mortgage  Loan  becomes  a
Liquidation Mortgage Loan.

      Private   Certificates:   The  Class  B-IO,   Class  XP,   Class II-B-4,
Class II-B-5 and Class II-B-6 Certificates.

      Prospectus:  The prospectus,  dated May 14, 2004, as supplemented by the prospectus  supplement  dated September 29, 2004,  relating to the offering of the Offered Certificates.

      Protected  Account:  An  account  established  and  maintained  for  the benefit of  Certificateholders  by each  Servicer  with respect to the related
Mortgage  Loans and with  respect  to REO  Property  pursuant  to the  related
Servicing Agreement.

      QIB:  A   Qualified   Institutional   Buyer  as  defined  in  Rule  144A
promulgated under the Securities Act.

      Qualified  Insurer:  Any insurance  company duly qualified as such under the laws of the state or states in which the  related  Mortgaged  Property  or
Mortgaged  Properties is or are located,  duly authorized and licensed in such state or states to  transact  the type of  insurance  business  in which it is engaged  and  approved  as an insurer by the Master  Servicer,  so long as the claims  paying  ability  of which is  acceptable  to the Rating  Agencies  for pass-through  certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

      Rating Agencies:  Moody's and S&P.

      Realized  Loss:  Any  (i) Bankruptcy  Loss or (ii) as to any  Liquidated
Mortgage  Loan,  (x) the  Outstanding  Principal  Balance  of such  Liquidated
Mortgage  Loan plus  accrued  and  unpaid  interest  thereon  at the  Mortgage
Interest Rate through the last day of the month of such liquidation,  less (y)
the related Net  Liquidation  Proceeds  with respect to such Mortgage Loan and the related Mortgaged  Property that are allocated to principal.  In addition, to the extent the Master Servicer receives Subsequent  Recoveries with respect to any Mortgage  Loan,  the amount of the  Realized  Loss with respect to that
Mortgage  Loan will be reduced to the extent  such  recoveries  are applied to reduce the Certificate  Principal  Balance of any Class of Certificates on any
Distribution Date.

      Realized  Losses on the Mortgage Loans shall be allocated to the REMIC I
Regular Interests as follows:  (1) The interest portion of Realized Losses and
Net Interest  Shortfalls on the Group II-1 Loans,  if any,  shall be allocated between the Class Y-1 and Class Z-1 Regular  Interests  pro rata  according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (2)
the interest  portion of Realized  Losses and Net Interest  Shortfalls  on the
Group II-2 Loans,  if any, shall be allocated  between the Class Y-2 and Class
Z-2 Regular  Interests  pro rata  according to the amount of interest  accrued but  unpaid  thereon,  in  reduction  thereof;  (3) the  interest  portion  of
Realized  Losses and Net Interest  Shortfalls on the Group II-3 Loans, if any,
shall be allocated  between the Class Y-3 and Class Z-3 Regular  Interests pro rata  according  to the amount of  interest  accrued  but unpaid  thereon,  in reduction  thereof;  (4) the  interest  portion  of  Realized  Losses  and Net
Interest  Shortfalls  on the Group  II-4  Loans,  if any,  shall be  allocated between the Class Y-4 and Class Z-4 Regular  Interests  pro rata  according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (5)
the interest  portion of Realized  Losses and Net Interest  Shortfalls  on the
Group II-5 Loans,  if any, shall be allocated  between the Class Y-5 and Class
Z-5 Regular  Interests  pro rata  according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof;  and (6) the interest  portion of
Realized  Losses and Net Interest  Shortfalls on the Group II-6 Loans, if any,
shall be allocated  between the Class Y-6 and Class Z-6 Regular  Interests pro rata  according  to the amount of  interest  accrued  but unpaid  thereon,  in reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount allocated  pursuant to the preceding sentence shall be treated as a principal  portion  of  Realized  Losses  not  attributable  to  any  specific
Mortgage  Loan  in  such  Group  and  allocated  pursuant  to  the  succeeding sentences.  The  principal  portion of  Realized  Losses  with  respect to the
Mortgage  Loans  shall  be  allocated  to the  REMIC I  Regular  Interests  as follows:  (1) the principal portion of Realized Losses on the Group II-1 Loans shall be allocated,  first, to the Class Y-1 Regular Interest to the extent of the Class Y-1 Principal  Reduction  Amount in reduction of the  Uncertificated
Principal  Balance of such Regular  Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the Class Z-1 Regular  Interest in reduction of the  Uncertificated  Principal
Balance  thereof;  (2) the principal  portion of Realized  Losses on the Group
II-2 Loans shall be  allocated,  first,  to the Class Y-2 Regular  Interest to the extent of the Class Y-2  Principal  Reduction  Amount in  reduction of the
Uncertificated  Principal  Balance of such Regular Interest and,  second,  the remainder,  if any, of such principal portion of such Realized Losses shall be
allocated   to  the  Class  Z-2   Regular   Interest  in   reduction   of  the
Uncertificated  Principal  Balance  thereof;  (3)  the  principal  portion  of
Realized  Losses on the Group II-3 Loans  shall be  allocated,  first,  to the
Class Y-3 Regular Interest to the extent of the Class Y-3 Principal  Reduction
Amount in reduction of the  Uncertificated  Principal  Balance of such Regular
Interest and,  second,  the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the Class Z-3 Regular  Interest in reduction of the Uncertificated  Principal Balance thereof;  (4) the principal portion of Realized Losses on the Group II-4 Loans shall be allocated,  first, to the Class Y-4  Regular  Interest  to the extent of the Class Y-4  Principal
Reduction Amount in reduction of the Uncertificated  Principal Balance of such
Regular  Interest  and,  second,  the  remainder,  if any,  of such  principal portion of such  Realized  Losses  shall be allocated to the Class Z-4 Regular
Interest in reduction of the  Uncertificated  Principal  Balance thereof;  (5)
the  principal  portion of  Realized  Losses on the Group II-5 Loans  shall be allocated,  first,  to the Class Y-5  Regular  Interest  to the  extent of the
Class Y-5  Principal  Reduction  Amount  in  reduction  of the  Uncertificated
Principal  Balance of such Regular  Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the Class Z-5 Regular  Interest in reduction of the  Uncertificated  Principal
Balance  thereof;  and (6) the  principal  portion of  Realized  Losses on the
Group II-6 Loans shall be allocated,  first, to the Class Y-6 Regular Interest to the extent of the Class Y-6 Principal  Reduction Amount in reduction of the
Uncertificated  Principal  Balance of such Regular Interest and,  second,  the remainder,  if any, of such principal portion of such Realized Losses shall be
allocated   to  the  Class  Z-6   Regular   Interest  in   reduction   of  the
Uncertificated   Principal  Balance  thereof.   For  any  Distribution   Date,
reductions in the  Uncertificated  Principal Balances of the Class Y and Class
Z Regular  Interest  pursuant to this  definition  of  Realized  Loss shall be determined,  and shall be deemed to  occur,  prior to any  reductions  of such
Uncertificated Principal Balances by distributions on such Distribution Date.

      Record Date:  For each Class of Group I  Certificates,  the Business Day
preceding  the  applicable   Distribution  Date  so  long  as  such  Class  of
Certificates remains in book-entry form; and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date.  For each  Class of Group II  Certificates,  the  close of business  on the last  Business  Day of the month  immediately  preceding  the month of such Distribution Date.

      Reference Bank: A leading bank selected by the Securities Administrator that is engaged in transactions in Eurodollar deposits in the international
Eurocurrency market.

      Reference Bank Rate: With respect to any Interest  Accrual  Period,  the arithmetic mean, rounded upwards, if necessary,  to the nearest whole multiple of 0.03125%,  of the offered rates for United  States dollar  deposits for one month that are quoted by the Reference  Banks as of 11:00 a.m.,  New York City
time, on the related interest  determination date to prime banks in the London interbank market for a period of one month in amounts  approximately  equal to the aggregate  Certificate Principal Balance of all Classes of Group I Offered
Certificates  for such  Interest  Accrual  Period,  provided that at least two such  Reference  Banks  provide  such rate.  If fewer than two  offered  rates appear,  the Reference Bank Rate will be the arithmetic mean, rounded upwards, if necessary,  to the nearest whole multiple of 0.03125%,  of the rates quoted by one or more  major  banks  in New York  City,  selected  by the  securities administrator,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  dollars  to  leading  European  banks  for a period  of one  month in amounts  approximately equal to the aggregate Certificate Principal Balance of all Classes of Group I Offered Certificates.

      Reinvestment   Agreements:   One  or   more   reinvestment   agreements,
acceptable to the Rating  Agencies,  from a bank,  insurance  company or other corporation or entity (including the Trustee).

      Related   Certificates   (A)  For  each  class  of  REMIC  III   Regular
Interests,  the Class or Classes of  Certificates  show  opposite  the name of such REMIC III Regular Interest in the following table:

REMIC III Regular Interest               Classes of Certificates
II-A-1                                   II-A-1
II-A-2                                   II-A-2
II-A-3                                   II-A-3
II-A-4                                   II-A-4
II-A-5                                   II-A-5; II-X-A-5
II-A-6A                                  II-A-6A
II-A-6B                                  II-A-6B
II-B-1                                   II-B-1
II-B-2                                   II-B-2
II-B-3                                   II-B-3
II-B-4                                   II-B-4
II-B-5                                   II-B-5
II-B-6                                   II-B-6

For each  class of  REMIC IV  Regular  Interest,  , the  Class or  Classes  of
Certificates  show opposite the name of such REMIC III Regular Interest in the following table:

---------------------------------------------------------------------------------
REMIC IV Regular Interest                Classes of Certificates
I-A-1                                    I-A-1
I-A-2                                    I-A-2
I-M-1                                    I-M-1
I-M-2                                    I-M-2
I-B-1                                    I-B-1
I-B-2                                    I-B-2
X-P                                      X-P
B-IO-I and B-IO-P                        B-IO
II-A-1                                   II-A-1
II-A-2                                   II-A-2
II-A-3                                   II-A-3
II-A-4                                   II-A-4
II-A-5                                   II-A-5
II-X-A-5                                 II-X-A-5
II-A-6A                                  II-A-6A
II-A-6B                                  II-A-6B
II-B-1                                   II-B-1
II-B-2                                   II-B-2
II-B-3                                   II-B-3
II-B-4                                   II-B-4
II-B-5                                   II-B-5
II-B-6                                   II-B-6

      Relief  Act:  The  Servicemembers  Civil  Relief  Act,  as  amended,  or similar state law.

      Relief Act Mortgage  Loan:  Any Mortgage  Loan as to which the Scheduled
Payment thereof has been reduced due to the application of the Relief Act.

      Remaining  Excess  Spread:  With respect to any  Distribution  Date, the excess of the Excess Spread over the Extra Principal  Distribution  Amount for such Distribution Date.

      REMIC: A "real estate  mortgage  investment  conduit" within the meaning of Section 860D of the Code.

      REMIC   Administrator:   The  Trustee;   provided   that  if  the  REMIC
Administrator  is found by a court of competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this Agreement the Servicer or Trustee  acting as Servicer  shall  appoint a successor  REMIC
Administrator,  subject to assumption of the REMIC  Administrator  obligations under this Agreement.

      REMIC  Interest:  Any of  REMIC I,  REMIC  II,  REMIC  III and  REMIC IV
Interests.

      REMIC  Opinion:  An Opinion of Independent  Counsel,  to the effect that the proposed action described  therein would not, under the REMIC  Provisions,
(i) cause  any  2004-11  REMIC to fail to qualify as a REMIC while any regular interest  in  such  2004-11  REMIC  is  outstanding,  (ii) result  in a tax on prohibited  transactions with respect to any 2004-11 REMIC or (iii) constitute a taxable contribution to any 2004-11 REMIC after the Startup Day.

      REMIC  Provisions:   The  provisions  of  the  federal  income  tax  law
relating to REMICs,  which  appear at Sections  860A through 860G of the Code,
and  related  provisions  and  regulations  promulgated  thereunder,   as  the
foregoing may be in effect from time to time.

      REMIC Regular  Interest:  Any of REMIC I,  REMIC II, REMIC III and REMIC
IV Regular Interests.

      REMIC I:  The segregated  pool of assets,  with respect to which a REMIC election is made pursuant to this Agreement, consisting of:

      (a)   the Group II  Mortgage  Loans and the related  Mortgage  Files and collateral securing such Group II Mortgage Loans,

      (b)   all  payments  on and  collections  in  respect  of the  Group  II
Mortgage  Loans due  after  the  Cut-off  Date as shall be on  deposit  in the
Master  Servicer  Collection  Account  or  in  the  Distribution  Account  and
identified as belonging to the Trust Fund,

      (c)   property  that secured a Group II Mortgage  Loan and that has been acquired for the benefit of the  Certificateholders  by foreclosure or deed in lieu of foreclosure,

      (d)   the hazard  insurance  policies  and  Primary  Mortgage  Insurance
Policies, if any, relating to the Group II Mortgage Loans, and

      (e)   all proceeds of clauses (a) through (d) above.

      REMIC I  Available  Distribution  Amount:  For each of the Group II Loan
Groups for any  Distribution  Date,  the Available  Funds for such Loan Group, or, if the context so requires the  aggregate of the  Available  Funds for all
Group II Loan Groups.

      REMIC I  Distribution  Amount:  For any  Distribution  Date, the REMIC I
Available  Distribution  Amount shall be  distributed  to the REMIC I  Regular
Interests  and the Class R Residual  Interest  in the  following  amounts  and priority:

      (a)         To the extent of the REMIC I Available  Distribution  Amount for Loan Group II-1:

            (i)   first,  to Class  Y-1 and Class Z-1  Regular  Interests  and
      Component I   of   the   Class R   Certificates,    concurrently,    the
      Uncertificated  Interest for such Classes remaining unpaid from previous
      Distribution  Dates,  pro rata according to their  respective  shares of such unpaid amounts;

            (ii)  second,  to the Class Y-1 and  Class Z-1  Regular  Interests
      and  Component I  of  the  Class  R  Certificates,   concurrently,   the
      Uncertificated  Interest for such  Classes for the current  Distribution
      Date, pro rata according to their respective Uncertificated Interest;

            (iii) third,  to  Component I of the Class R  Certificates,  until the  Uncertificated  Principal Balance thereof has been reduced to zero;
      and

            (iv)  fourth,  to the Class Y-1 and Class Z-1  Regular  Interests, the Class Y-1 Principal  Distribution Amount and the Class Z-1 Principal
      Distribution Amount, respectively.

      (b)   To the extent of the  REMIC I  Available  Distribution  Amount for
Loan Group II-2:

            (i)   first,  to the Class Y-2 and  Class Z-2  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-2 and Class Z-2  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-2 and  Class Z-2  Regular  Interests, the Class Y-2 Principal  Distribution Amount and the Class Z-2 Principal
      Distribution Amount, respectively.

      (c)   To the extent of the  REMIC I  Available  Distribution  Amount for
Loan Group II-3:

            (i)   first,  to the Class Y-3 and  Class Z-3  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-3 and Class Z-3  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-3 and  Class Z-3  Regular  Interests, the Class Y-3 Principal  Distribution Amount and the Class Z-3 Principal
      Distribution Amount, respectively.

      (d)   To the extent of the  REMIC I  Available  Distribution  Amount for
Loan Group II-4:

            (i)   first,  to the Class Y-4 and  Class Z-4  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-4 and Class Z-4  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-4 and  Class Z-4  Regular  Interests, the Class Y-4 Principal  Distribution Amount and the Class Z-4 Principal
      Distribution Amount, respectively.

      (e)   To the extent of the  REMIC I  Available  Distribution  Amount for
Loan Group II-5:

            (i)   first,  to the Class Y-5 and  Class Z-5  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-5 and Class Z-5  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-5 and  Class Z-5  Regular  Interests, the Class  Y-5  Principal  Distribution  Amount  and the  Class Z-5  Principal
Distribution Amount, respectively.

      (f)   To the extent of the  REMIC I  Available  Distribution  Amount for
Loan Group II-6:

            (i)   first,  to the Class Y-6 and  Class Z-6  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-6 and Class Z-6  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-6 and  Class Z-6  Regular  Interests, the Class  Y-6  Principal  Distribution  Amount  and the  Class Z-6  Principal
Distribution Amount, respectively.

      (g)   To the extent of the REMIC I  Available  Distribution  Amounts for
Loan Group II-1,  Loan Group  II-2,  Loan Group  II-3,  Loan Group II-4,  Loan
Group II-5 and Loan  Group II-6 for such  Distribution  Date  remaining  after payment of the amounts  pursuant to paragraphs (a), (b), (c), (d), (e) and (f)
of this definition of "REMIC I Distribution Amount":

            (i)   first,  to  each  Class  of  Class  Y and  Class  Z  Regular
      Interests,  pro rata  according to the amount of  unreimbursed  Realized
      Losses allocable to principal  previously  allocated to each such Class;
      provided,  however,  that  any  amounts  distributed  pursuant  to  this paragraph  (d)(i) of this  definition of "REMIC I  Distribution  Amount"
      shall not cause a reduction in the Uncertificated  Principal Balances of any of the Class Y and Class Z Regular Interests; and

            (ii)  second, to the Component I of the Class R Certificates,  the
      Residual   Distribution   Amount   for   Component I   of  the  Class  R
      Certificates for such Distribution Date.

      REMIC I  Interest:  The REMIC I Regular Interests and Component I of the
Class R Certificates.

      REMIC I  Regular   Interest:   Any  of  the  separate   non-certificated
beneficial  ownership  interests in REMIC I set forth in  Section 5.01(c)  and issued  hereunder  and  designated  as a "regular  interest" in REMIC I.  Each
REMIC I  Regular   Interest  shall  accrue  interest  at  the   Uncertificated
Pass-Through Rate specified for such REMIC I Interest in Section 5.01(c),  and shall be  entitled to  distributions  of  principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated
Principal  Balance as set forth in  Section 5.01(c).  The designations for the respective REMIC I Regular Interests are set forth in Section 5.01(c).

      REMIC II: (a)the Group I Mortgage  Loans and the related  Mortgage Files
 and collateral securing such Group I Mortgage Loans, (b)   all   payments  on
 and  collections  in respect of the Group I Mortgage  Loans due after the Cut off Date as shall be on deposit in the Master Servicer  Collection Account or in the  Distribution  Account and  identified as belonging to the Trust Fund,
 (c)  property  that  secured  a Group I  Mortgage  Loan  and  that  has  been acquired for the benefit of the  Certificateholders by foreclosure or deed in
 lieu of foreclosure, (d)     the  hazard   insurance   policies  and  Primary
 Mortgage  Insurance  Policies,  if any, related to the Group I Mortgage Loans
 and (e)    all proceeds of clauses (a) through (d) above.

      REMIC II Available  Distribution  Amount: For any Distribution Date, the
Available Funds for Loan Group II.

      REMIC II Distribution  Amount:  For any Distribution  Date, the REMIC II
Available  Distribution Amount shall be distributed by REMIC II to REMIC IV on account of the REMIC II  Regular  Interests and to the Class R Certificates in
respect of Component II thereof, in the following order of priority:

      1.    to REMIC IV as the holder of REMIC II Regular  Interest LT1, REMIC
II Regular  Interest LT2,  REMIC II Regular  Interest LT3 and REMIC II Regular
Interest  LT4,  pro  rata,  in an  amount  equal to (A)  their  Uncertificated
Accrued Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

      2.    on each  Distribution  Date,  to  REMIC  IV as the  holder  of the
REMIC II Regular  Interests,  in an amount equal to the remainder of the REMIC
II Available  Distribution  Amount after the  distributions  made  pursuant to clause (i) above, allocated as follows:

            (A)   in  respect  of the REMIC I Regular  Interest  LT2,  REMIC I
      Regular  Interest LT3 and REMIC I Regular Interest LT4, their respective
      Principal Distribution Amounts;

            (B)   in  respect  of  the  REMIC  I  Regular   Interest  LT1  any
      remainder until the Uncertificated  Principal Balance thereof is reduced to zero;

            (C)   any  remainder  in respect  of the REMIC I Regular  Interest
      LT2, REMIC I Regular  Interest LT3 and REMIC I Regular Interest LT4, pro
      rata according to their respective  Uncertificated Principal Balances as reduced by the  distributions  deemed made pursuant to (i) above,  until their respective  Uncertificated Principal Balances are reduced to zero;
      and

            (D)   any  remaining   amounts  to  the  Holders  of  the  Class R
      Certificates.

      REMIC II Interests:  The REMIC II Regular  Interests and Component II of
the Class R Certificates.

      REMIC II  Principal  Reduction  Amounts:  For any Distribution Date, the
amounts by which the  principal  balances of the  REMIC II  Regular  Interests
LT1,  LT2,  LT3 and LT4,  respectively,  will be reduced on such  Distribution
Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

      For purposes of the  succeeding  formulas the  following  symbols  shall have the meanings set forth below:

      Y1 =  the principal  balance of the REMIC II  Regular Interest LT1 after distributions on the prior Distribution Date.

      Y2 =  the principal  balance of the REMIC II  Regular Interest LT2 after distributions on the prior Distribution Date.

      Y3 =  the principal  balance of the REMIC II  Regular Interest LT3 after distributions on the prior Distribution Date.

      Y4 =  the principal  balance of the REMIC II  Regular Interest LT4 after distributions on the prior Distribution Date (note:  Y3 = Y4).

      ΔY1 = the REMIC II Regular Interest LT1 Principal Reduction Amount.

      ΔY2 = the REMIC II Regular Interest LT2 Principal Reduction Amount.

      ΔY3 = the REMIC II Regular Interest LT3 Principal Reduction Amount.

      ΔY4 = the REMIC II Regular Interest LT4 Principal Reduction Amount.

      P0 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1,  LT2,  LT3 and LT4 after  distributions  and the  allocation  of Realized
Losses on the prior Distribution Date.

      P1 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1,  LT2,  LT3 and LT4 after  distributions  and the  allocation  of Realized
Losses to be made on such Distribution Date.

      ΔP =  P0 - P1 = the  aggregate of the REMIC II  Regular  Interests  LT1,
LT2, LT3 and LT4 Principal Reduction Amounts.

            =     the aggregate of the principal  portions of Realized  Losses to be allocated to, and the principal  distributions  to be made on, the Group
I Certificates on such Distribution  Date (including  distributions of accrued and unpaid  interest  on the Class SB-I  Certificates  for prior  Distribution
Dates).

      R0 =  the  Group I Net WAC Cap Rate  (stated  as a monthly  rate)  after giving  effect to amounts  distributed  and Realized  Losses  allocated on the prior Distribution Date.

      R1 =  the  Group I Net WAC Cap Rate  (stated  as a monthly  rate)  after giving  effect  to  amounts  to  be  distributed  and  Realized  Losses  to be allocated on such Distribution Date.

      α =   (Y2 + Y3)/P0.  The initial  value of α on the Closing Date for use on the first Distribution Date shall be 0.0001.

      γ0 =  the lesser of (A) the sum of (x) the sum for all  Classes of Group
I  Certificates,  other than the Class SB-I  Certificates,  of the product for each Class of (i) the  monthly  interest  rate (as  limited by the Group I Net
WAC Cap Rate, if applicable) for such  Class applicable  for  distributions to be  made  on  such  Distribution  Date  and  (ii)  the  aggregate  Certificate
Principal  Balance for such  Class after  distributions  and the allocation of
Realized Losses on the prior  Distribution  Date and (y) the aggregate Group I
Net WAC Cap Shortfalls for such Distribution Date and (B) R0*P0.

      γ1  = the lesser of (A) the sum of (x) the sum for all  Classes of Group
I  Certificates,  other than the Class SB-I  Certificates,  of the product for each Class of (i) the  monthly  interest  rate (as  limited by the Net WAC Cap
Rate, if applicable) for such  Class applicable  for  distributions to be made on the next succeeding  Distribution  Date and (ii) the aggregate  Certificate
Principal  Balance for such  Class after  distributions  and the allocation of
Realized  Losses to be made on such  Distribution  Date and (y) the  aggregate
Group I Net WAC Cap Shortfalls for the next succeeding  Distribution  Date and
(B) R1*P1.

      Then, based on the foregoing definitions:

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4;

      ΔY2 = (α/2){( γ0R1 - γ1R0)/R0R1};

      ΔY3 = αΔP - ΔY2; and

      ΔY4 = ΔY3.

      if both ΔY2 and ΔY3, as so determined, are non-negative numbers.
Otherwise:

      (1)   If ΔY2, as so determined, is negative, then

      ΔY2 = 0;

      ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      (2)   If ΔY3, as so determined, is negative, then

      ΔY3 = 0;

      ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      REMIC II Realized Losses: For any Distribution Date,  Realized Losses on
the Group I Mortgage  Loans for the related Due Period shall be allocated,  as follows:  (i) the  interest  portion  of  Realized  Losses,  if any,  shall be allocated pro rata to accrued  interest on the REMIC II  Regular  Interests to the extent of such accrued interest,  and (ii) any remaining interest portions of Realized  Losses and any  principal  portions of Realized  Losses  shall be treated as  principal  portions of Realized  Losses and  allocated  (i) to the
REMIC II  Regular  Interest LT2,  REMIC II  Regular  Interest LT3 and REMIC II
Regular  Interest  LT4,  pro  rata  according  to their  respective  Principal
Reduction  Amounts,  provided  that such  allocation  to each of the  REMIC II
Regular  Interest  LT2,  REMIC II  Regular  Interest LT3 and REMIC II  Regular
Interest LT4 shall not exceed their  respective  Principal  Reduction  Amounts for such Distribution  Date, and (ii) any Realized Losses not allocated to any of REMIC II  Regular  Interest LT2,  REMIC II Regular Interest LT3 or REMIC II
Regular  Interest  LT4  pursuant  to the  proviso of clause (i) above shall be allocated to the REMIC II Regular Interest LT1.

      REMIC II Regular  Interests:  REMIC II  Regular  Interest LT1,  REMIC II
Regular  Interest  LT2,  REMIC II  Regular  Interest LT3 and REMIC II  Regular
Interest LT4.

      REMIC II  Regular  Interest LT1: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT1 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT1
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT1 on such  Distribution
Date.

      REMIC II  Regular  Interest LT2: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT2 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT2
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT2 on such  Distribution
Date.

      REMIC II  Regular  Interest LT3: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT3 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT3
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT3 on such  Distribution
Date.

      REMIC II  Regular  Interest LT4: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT4 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT4
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT4 on such  Distribution
Date.

      REMIC II Regular Interests:  As defined in Section 5.01(c).

      REMIC III: That group of assets  contained in the Trust Fund  designated as a REMIC  consisting  of the  REMIC I  Regular  Interests  and any  proceeds thereof.

      REMIC III Available  Distribution  Amount:  For any  Distribution  Date,
the amounts deemed  distributed with respect to the REMIC I Regular  Interests pursuant to Section 6.07.

            REMIC III  Distribution  Amount:  For any  Distribution  Date, the
REMIC III Available  Distribution  Amount shall be distributed by REMIC III to
REMIC IV on  account  of the REMIC III  Regular  Interests  and to the Class R
Certificates  in respect of Component III thereof,  as follows:  to each REMIC
III Regular Interest in respect of Uncertificate  Accrued Interest thereon and the  Uncertificated  Principal  Balance  thereof,  the amount  distributed  in respect  of  interest  and  principal  on the  Related  Class  or  Classes  of
Certificates  (with such  amounts  having the same  charater  as  interest  or principal  with  respect to the REMIC III  Regular  Interest as they have with respect  to the  Related  Certificate  or  Certificates)  with  the  following exception:  No amount  paid to any  Certificate  in  respect of any Basis Risk
Shortfall  Amount  or  Basis  Risk  Shortfall  Carryforward  Amount  shall  be included  in the  amount  paid in  respect  of a  related  REMIC  III  Regular
Interest.  Any  remaining  amount  of the  REMIC  III  Available  Distribution
Amount  shall be  distributed  to the holders of the Class R  Certificates  in respect of Component III thereof.

      REMIC III Interests:  The REMIC III Regular  Interests and Component III
of the Class R Certificates.

      REMIC III Regular Interests:  As defined in Section 5.01(c).

      REMIC IV: That group of assets  contained  in the Trust Fund  designated as a REMIC  consisting  of the  REMIC II  Regular  Interests,  the  REMIC  III
Regular Interests and any proceeds thereof.

      REMIC IV Available  Distribution  Amount: For any Distribution Date, the
amounts deemed  distributed with respect to the REMIC II Regular Interests and
REMIC III Regular Interests pursuant to Section 6.07.

      REMIC IV Distribution  Amount:  For any Distribution  Date, the REMIC IV
Available  Distribution  Amount shall be deemed distributed by REMIC IV to the holders of the  Certificates on account of the REMIC IV Regular  Interests and to the Class R  Certificates  in respect of Component IV thereof,  as follows:
to each  REMIC  IV  Regular  Interest  in  respect  of  Uncertificate  Accrued
Interest thereon and the Uncertificated  Principal Balance thereof, the amount distributed  in respect of interest  and  principal  on the  Related  Class or
Classes  of  Certificates  (with such  amounts  having  the same  charater  as interest or principal  with  respect to the REMIC IV Regular  Interest as they have  with  respect  to the  Related  Certificate  or  Certificates)  with the following  exceptions:  (1) No amount  paid to any  Certificate  in respect of any Basis Risk Shortfall  Amount or Basis Risk Shortfall  Carryforward  Amount
shall be included in the amount paid in respect of a related  REMIC IV Regular
Interest.  (2)  Amounts  paid in respect of Basis Risk  Shortfall  Amounts and
Basis Risk Shortfall  Carryforward  Amounts to the extent not derived from any
Cap Contract  Amount shall be deemed paid to the Class B-IO-I REMIC IV Regular
Interest  in respect of accrued and unpaid  interest  thereon.  Any  remaining amount of the REMIC IV Available  Distribution  Amount shall be distributed to the holders of the Class R Certificates in respect of Component IV thereof.

      REMIC IV Interests:  The REMIC IV Regular  Interests and Component IV of
the Class R Certificates.

      REMIC IV Regular Interests:  As defined in Section 5.01(c).

      REO  Property:  A  Mortgaged  Property  acquired  in  the  name  of  the
Trustee,   for  the  benefit  of   Certificateholders,   by   foreclosure   or
deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Repurchase  Price:  With respect to any  Mortgage  Loan (or any property acquired  with  respect  thereto)  required  to be  repurchased  by the Seller pursuant  to the  Mortgage  Loan  Purchase  Agreement  or  Article  II of this
Agreement,  an  amount  equal to the  excess of (i) the sum of (a) 100% of the
Outstanding  Principal  Balance  of  such  Mortgage  Loan  as of the  date  of repurchase  (or if the related  Mortgaged  Property was acquired  with respect thereto,  100%  of  the  Outstanding  Principal  Balance  at the  date  of the acquisition),  (b) accrued but unpaid  interest on the  Outstanding  Principal
Balance at the related Mortgage Interest Rate,  through and including the last day of the  month  of  repurchase  and (c) any  costs  and  damages  (if  any)
incurred by the Trust in  connection  with any violation of such Mortgage Loan of any  predatory or abusive  lending laws over (ii) any portion of the Master
Servicing   Compensation,   Monthly  Advances  and  advances  payable  to  the
purchaser of the Mortgage Loan.

      Repurchase  Proceeds:  the  Repurchase  Price  in  connection  with  any repurchase  of a  Mortgage  Loan  by  the  Seller  and  any  cash  deposit  in connection with the substitution of a Mortgage Loan.

      Request for Release:  A request for release in the form attached  hereto as Exhibit D.

      Required  Insurance  Policy:  With  respect to any  Mortgage  Loan,  any insurance  policy which is required to be  maintained  from time to time under this Agreement with respect to such Mortgage Loan.

      Reserve Fund: The separate  trust account  created and maintained by the
Trustee pursuant to Section 4.06 hereof.

      Residual  Certificates:  The Class R  Certificates,  consisting  of four
components-Component I,         Component II,         Component III        and
Component IV-respectively   representing   ownership  of  the  sole  class  of
residual interest in each of REMIC I, REMIC II, REMIC III and REMIC IV.

      Responsible  Officer:  Any  officer  assigned  to  the  Corporate  Trust
Office (or any successor  thereto),  including any Vice  President,  Assistant
Vice President,  Trust Officer, any Assistant Secretary,  any trust officer or any other officer of the Trustee customarily  performing  functions similar to those  performed by any of the above  designated  officers  and having  direct responsibility  for the  administration  of  this  Agreement,  and  any  other officer of the Trustee to whom a matter arising hereunder may be referred.

      Rolling Three-Month  Delinquency Average: With respect to a Distribution
Date,   the  average  of  the  Monthly   Delinquency   Percentages   for  that
Distribution  Date  and each of the  immediately  preceding  two  Distribution
Dates.

      Rule  144A  Certificate:   The  certificate  to  be  furnished  by  each
purchaser  of a Private  Certificate  (which is also a  Physical  Certificate)
which  is  a  Qualified   Institutional  Buyer  as  defined  under  Rule  144A
promulgated  under the Securities Act,  substantially in the form set forth as
Exhibit F-2 hereto.

      S&P: Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc., and its successors in interest.

      Scheduled  Payment:  With  respect  to any  Mortgage  Loan  and  any Due
Period,  the  scheduled  payment or payments of  principal  and  interest  due during  such Due Period on such  Mortgage  Loan  which  either is payable by a
Mortgagor in such Due Period under the related  Mortgage  Note or, in the case of REO Property,  would otherwise have been payable under the related Mortgage
Note.

      Scheduled Principal:  The principal portion of any Scheduled Payment.

      Securities Act:  The Securities Act of 1933, as amended.

      Securities  Administrator:  Wells Fargo Bank, National  Association,  or
its  successor  in  interest,   or  any  successor  securities   administrator
appointed as herein provided.

      Securities  Legend:  "THIS  CERTIFICATE  HAS NOT  BEEN  AND  WILL NOT BE
REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED  (THE  "SECURITIES
ACT"), OR UNDER ANY STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING
THIS  CERTIFICATE,  AGREES THAT THIS  CERTIFICATE  MAY BE  REOFFERED,  RESOLD,
PLEDGED OR OTHERWISE  TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT
AND  OTHER  APPLICABLE  LAWS AND ONLY (1)  PURSUANT  TO RULE  144A  UNDER  THE
SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER  REASONABLY  BELIEVES
IS A QUALIFIED  INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),
PURCHASING  FOR ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB,
WHOM THE HOLDER HAS INFORMED,  IN EACH CASE, THAT THE REOFFER,  RESALE, PLEDGE
OR  OTHER  TRANSFER  IS  BEING  MADE  IN  RELIANCE  ON  RULE  144A  OR  (2) IN
CERTIFICATED  FORM  TO  AN  "INSTITUTIONAL  ACCREDITED  INVESTOR"  WITHIN  THE
MEANING THEREOF IN RULE  501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE
ACT OR  ANY  ENTITY  IN  WHICH  ALL OF THE  EQUITY  OWNERS  COME  WITHIN  SUCH
PARAGRAPHS  PURCHASING  NOT FOR  DISTRIBUTION  IN VIOLATION OF THE  SECURITIES
ACT,  SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY  IN
THE FORM  PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH
OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE, PLEDGE OR
TRANSFER IS IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE  LAWS
OR IN EACH  CASE IN  ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE
UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT
BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT
PLAN OR OTHER RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF
THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED,  AND/OR
SECTION 4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),
or by a person using "PLAN assets" of a Plan,  UNLESS THE PROPOSED  TRANSFEREE
PROVIDES  THE  TRUSTEE  WITH AN  OPINION  OF  COUNSEL  FOR THE  BENEFIT OF THE
TRUSTEE,  MASTER SERVICER AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY
MAY RELY  WHICH IS  SATISFACTORY  TO THE  TRUSTEE  THAT THE  PURCHASE  OF THIS
CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE OR
RESULT  IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406  OF THE
EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  OR SECTION 4975
OF THE CODE AND WILL NOT  SUBJECT  THE  MASTER  SERVICER,  THE  TRUSTEE OR THE
SECURITIES  ADMINISTRATOR  TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT.

      Security  Instrument:  A written instrument  creating a valid first lien on a Mortgaged  Property securing a Mortgage Note, which may be any applicable form of  mortgage,  deed of  trust,  deed to  secure  debt or  security  deed, including any riders or addenda thereto.

      Seller:  EMC, as mortgage  loan seller under the Mortgage  Loan Purchase
Agreement.

      Senior  Certificates:  The Class I-A-1, Class I-A-2, Class II-A-1, Class
II-A-2,  Class II-A-3,  Class II-A-4,  Class II-A-5,  Class II-X-A-5 and Class
II-A-6 Certificates.

      Senior  Enhancement  Percentage:  As  to  each  Distribution  Date,  the percentage equivalent of a fraction,  the numerator of which is the sum of (i)
the aggregate of the Certificate  Principal Balance of the Class I-M-1,  Class
I-M-2,   Class   I-B-1   and   Class   I-B-2   Certificates   and   (ii)   the
Overcollateralization  Amount,  in each case after  taking  into  account  the
distribution   of  the  related   Principal   Distribution   Amounts  on  such
Distribution  Date,  and the  denominator  of  which is the  aggregate  Stated
Principal Balance of the Group I Mortgage Loans for such Distribution Date .

      Senior  Optimal  Principal  Amount:  With  respect to each  Distribution
Date and a  Certificate  Group  related  to a Loan  Group in Loan Group II, an amount equal to the sum,  without  duplication,  of the  following  (but in no event  greater  than  the  aggregate  Certificate  Principal  Balances  of the related Certificate Group immediately prior to such Distribution Date):

            (i)   the related  Senior  Percentage of the principal  portion of all Scheduled  Payments due on each  Outstanding  Mortgage Loan in the related
Loan Group on the related Due Date as specified in the  amortization  schedule at the time  applicable  thereto  (after  adjustments  for previous  Principal
Prepayments but before any adjustment to such amortization  schedule by reason of any  bankruptcy or similar  proceeding or any  moratorium or similar waiver or  grace  period  if  the  related  Distribution  Date  occurs  prior  to the
Cross-over Date);

            (ii)  the  related  Senior  Prepayment  Percentage  of the  Stated
Principal  Balance of Mortgage  Loan in the  related  Loan Group which was the subject of a Principal  Prepayment  in full  received  by the Master  Servicer during the related Prepayment Period;

            (iii) the related  Senior  Prepayment  Percentage of amount of all
Principal  Prepayments in part  allocated to principal  received by the Master
Servicer  during the  related  Prepayment  Period in respect to each  Mortgage
Loan in the related Loan Group;

            (iv)  the lesser of (a) the related Senior  Prepayment  Percentage of the  sum  of (A)  all  Net  Liquidation  Proceeds  allocable  to  principal received  in  respect of each  Mortgage  Loan in the  related  Loan Group that became a Liquidated  Mortgage Loan during the related Prepayment Period (other than Mortgage Loans  described in the  immediately  following  clause (B)) and all  Subsequent  Recoveries  received in respect of each  Liquidated  Mortgage
Loan in the  related  Loan  Group  during the  related  Due Period and (B) the
Stated  Principal  Balance of each such Mortgage Loan  purchased by an insurer from the Trust during the related  Prepayment  Period  pursuant to the related
Primary Mortgage  Insurance  Policy,  if any, or otherwise and (b) the related
Senior  Percentage  of the sum of (A) the  Stated  Principal  Balance  of each
Mortgage  Loan in the related Loan Group which  became a  Liquidated  Mortgage
Loan during the related  Prepayment  Period  (other  than the  Mortgage  Loans described  in  the  immediately  following  clause  (B))  and  all  Subsequent
Recoveries  received  in  respect  of  each  Liquidated  Mortgage  Loan in the related Loan Group during the related Due Period and (B) the Stated  Principal
Balance of each such  Mortgage  Loan that was purchased by an insurer from the
Trust during the related  Prepayment  Period  pursuant to the related  Primary
Mortgage Insurance Policy, if any or otherwise;

            (v)   any amount  allocated to the Available  Funds of the related
Loan Group pursuant to Section 6.01.2(a)(H); and

            (vi)  the related Senior  Prepayment  Percentage of the sum of (a)
the Stated  Principal  Balance of each Mortgage Loan in the related Loan Group that was repurchased by the Seller in connection with such  Distribution  Date and (b) the  excess,  if any,  of the Stated  Principal  Balance of a Mortgage
Loan in the  related  Loan Group that has been  replaced  by the Seller with a substitute  Mortgage Loan pursuant to the Mortgage Loan Purchase  Agreement in connection with such  Distribution  Date over the Stated Principal  Balance of such substitute Mortgage Loan.

      Senior  Percentage:  With respect to each Certificate  Group,  initially
94.35%.  With respect to any  Distribution  Date and a Certificate  Group, the
lesser of (i) 100% and (ii) the  percentage obtained by dividing the aggregate
Certificate  Principal Balance of the Senior  Certificates in such Certificate
Group  immediately  preceding such  Distribution  Date by the aggregate Stated
Principal  Balance of the  Mortgage  Loans in the related Loan Group as of the beginning of the related Due Period.

      Senior  Prepayment  Percentage:  With respect to a Certificate Group and any  Distribution  Date  occurring  during the  periods  set forth  below,  as follows:

Period (dates inclusive)            Senior Prepayment Percentage

October 2004 - September 2011       100%

October 2011 - September 2012       Senior    Percentage   for   the   related
                                    Certificate   Group   plus   70%   of  the
                                    Subordinate  Percentage  for  the  related
                                    Loan Group.
October 2012 - September 2013       Senior    Percentage   for   the   related
                                    Certificate   Group   plus   60%   of  the
                                    Subordinate  Percentage  for  the  related
                                    Loan Group.
October 2013 - September 2014       Senior    Percentage   for   the   related
                                    Certificate   Group   plus   40%   of  the
                                    Subordinate  Percentage  for  the  related
                                    Loan Group.
October 2014 - September 2015       Senior    Percentage   for   the   related
                                    Certificate   Group   plus   20%   of  the
                                    Subordinate  Percentage  for  the  related
                                    Loan Group.
October 2015 and thereafter         Senior    Percentage   for   the   related
                                    Certificate Group

      In  addition,  no reduction of the Senior  Prepayment  Percentage  shall occur  on any  Distribution  Date  unless,  as of the  last  day of the  month preceding such  Distribution  Date, (A) the aggregate Stated Principal Balance of the Group II Mortgage  Loans in all Loan Groups in Loan Group II delinquent
60 days or more  (including  for this purpose any such Group II Mortgage Loans in  foreclosure  and Group II Mortgage Loans with respect to which the related
Mortgaged  Property has been  acquired by the Trust),  averaged  over the last six months, as a percentage of the sum of the aggregate  Certificate Principal
Balance of the Group II Subordinate  Certificates does not exceed 50%; and (B)
cumulative  Realized  Losses on the Group II Mortgage Loans in all Loan Groups
in Loan Group II do not exceed (a) 30% of the  Original  Group II  Subordinate
Principal  Balance if such  Distribution  Date occurs  between  and  including
October 2011 and September  2012, (b) 35% of the Original Group II Subordinate
Principal  Balance if such  Distribution  Date occurs  between  and  including
October 2012 and September  2013, (c) 40% of the Original Group II Subordinate
Principal  Balance if such  Distribution  Date occurs  between  and  including
October 2013 and September  2014, (d) 45% of the Original Group II Subordinate
Principal  Balance if such  Distribution  Date occurs  between  and  including
October  2014  and  September  2015,  and (e)  50% of the  Original  Group  II
Subordinate  Principal  Balance if such  Distribution  Date  occurs  during or after October 2015.

      In addition,  if on any  Distribution  Date the weighted  average of the
Subordinate  Percentages  is equal to or greater  than two times the  weighted average of the initial Subordinate  Percentages,  and (a) the aggregate Stated
Principal  Balance  of the  Group  II  Mortgage  Loans  for  all  Loan  Groups
delinquent  60 days or more  (including  for this  purpose  any such  Mortgage
Loans in  foreclosure  and such Group II Mortgage  Loans with respect to which the related Mortgaged Property has been acquired by the Trust),  averaged over the last six months,  as a percentage of the aggregate  Certificate  Principal
Balance  of the Group II  Subordinate  Certificates  does not  exceed  50% and
(b)(i) on  or prior to the  Distribution  Date in September  2007,  cumulative
Realized  Losses on the Group II  Mortgage  Loans for all Loan  Groups in Loan
Group II as of the end of the related  Prepayment  Period do not exceed 20% of the  Original  Group II  Subordinate  Principal  Balance  and  (ii) after  the
Distribution  Date in September 2007  cumulative  Realized Losses on the Group
II  Mortgage  Loans for all Loan  Groups in Loan Group II as of the end of the
related  Prepayment  Period  do  not  exceed  30%  of the  Original  Group  II
Subordinate  Principal  Balance,  then, the Senior  Prepayment  Percentage for such  Distribution  Date will equal the Senior Percentage for the related Loan
Group;  provided,  however,  if on  such  Distribution  Date  the  Subordinate
Percentage  is equal to or  greater  than two  times the  initial  Subordinate
Percentage on or prior to the  Distribution  Date  occurring in September 2007 and the above  delinquency and loss tests are met, then the Senior  Prepayment
Percentage  for the related Loan Group for such  Distribution  Date will equal the related Senior Percentage plus 50% of the related Subordinate Percentage.

      Notwithstanding   the  foregoing,   if  on  any  Distribution  Date  the
percentage,  the  numerator of which is the  aggregate  Certificate  Principal
Balance  of the  Group  II  Senior  Certificates  immediately  preceding  such
Distribution  Date,  and the  denominator  of  which is the  Stated  Principal
Balance of the Group II Mortgage  Loans as of the beginning of the related Due
Period,  exceeds such percentage as of the Cut-Off Date, the Senior Prepayment
Percentage for the Senior Certificates will equal 100%.

      Servicers:  Bank  of  America,  Countrywide  Servicing,  EMC,  EverHome,
GreenPoint  and  SouthTrust  and their  respective  permitted  successors  and assigns.

      Servicer  Remittance  Date: With respect to each Mortgage Loan, the date set forth in the Servicing Agreement.

      Servicing  Agreement:  Each of the Bank of America Servicing  Agreement,
Countrywide Servicing Agreement,  EMC Servicing Agreement,  EverHome Servicing
Agreement, GreenPoint Servicing Agreement and SouthTrust Servicing Agreement.

      Servicing  Fee:  As to any  Mortgage  Loan  and  Distribution  Date,  an
amount  equal to the  product  of  (i) the  Stated  Principal  Balance of such
Mortgage Loan as of the Due Date in the preceding  calendar month and (ii) the
Servicing Fee Rate.

      Servicing  Fee Rate:  As to any  Mortgage  Loan, a per annum rate as set forth in the Mortgage Loan Schedule.

      Servicing  Officer:  The President or a Vice President or Assistant Vice
President or other  authorized  officer of the Master  Servicer  having direct responsibility  for the  administration  of  this  Agreement,  and  any  other authorized  officer of the Master Servicer to whom a matter arising  hereunder may be referred.

      SouthTrust:  SouthTrust  Mortgage  Corporation,  and  its  successor  in interest.

      SouthTrust Servicing Agreement:  The Purchase,  Warranties and Servicing
Agreement dated as of November 1, 2002,  between EMC and SouthTrust,  attached hereto as Exhibit H-6.

      Special Hazard Loss: A Realized Loss  attributable to damage or a direct physical loss suffered by a mortgaged  property  (including  any Realized Loss due to the presence or suspected  presence of hazardous  wastes or  substances on a  mortgaged  property)  other  than any such  damage or loss  covered by a hazard  policy  or a flood  insurance  policy  required  to be  maintained  in respect of such  mortgaged  property  under the  Agreement  or any loss due to normal wear and tear or certain other causes.

      Startup Day:  September 30, 2004.

      Stated Principal  Balance:  With respect to any Group I Mortgage Loan or related REO Property and any  Distribution  Date,  the  Outstanding  Principal
Balance  thereof as of the  Cut-off  Date  minus the sum of (i) the  principal portion of the  Scheduled  Payments  due with  respect to such  Mortgage  Loan
during  each  Due  Period  ending  prior  to  such   Distribution   Date  (and
irrespective  of  any  delinquency  in  their  payment),  (ii)  all  Principal
Prepayments  with respect to such Mortgage  Loan  received  prior to or during the related  Prepayment  Period,  and all  Liquidation  Proceeds to the extent applied by the related  Servicer as recoveries of principal in accordance with this  Agreement or the  applicable  Servicing  Agreement  with respect to such
Mortgage Loan,  that were received by the related  Servicer as of the close of
business  on  the  last  day  of  the   Prepayment   Period  related  to  such
Distribution  Date  and  (iii)  any  Realized  Losses  on such  Mortgage  Loan incurred  prior  to or  during  the  related  Prepayment  Period.  The  Stated
Principal  Balance of a  Liquidated  Mortgage  Loan  equals  zero.  References herein to the Stated Principal  Balance of a Loan Group at any time shall mean the  aggregate  Stated  Principal  Balance of all Mortgage  Loans in such Loan
Group.

      With  respect to any Group II Mortgage  Loan on any  Distribution  Date,
(i) the  unpaid  principal  balance of such  Mortgage  Loan as of the close of business on the related Due Date (taking  account of the principal  payment to be made on such Due Date and  irrespective of any delinquency in its payment), as  specified  in the  amortization  schedule  at the  time  relating  thereto
(before  any  adjustment  to  such  amortization  schedule  by  reason  of any bankruptcy or similar proceeding  occurring after the Cut-off Date (other than a Deficient  Valuation) or any  moratorium or similar  waiver or grace period)
and less (ii) any  Principal  Prepayments  (including the principal portion of
Net Liquidation  Proceeds)  received during or prior to the related Prepayment
Period;  provided that the Stated Principal  Balance of a Liquidated  Mortgage
Loan is zero.

      Stepdown  Date:  The  earlier to occur of (i) the  Distribution  Date on which the  Certificate  Principal  Balance of the Class I-A  Certificates  has
been reduced to zero and (ii) the later to occur of (a) the Distribution  Date in October  2007 and (b) the first  Distribution  Date on which the sum of the aggregate  Certificate  Principal  Balance of the Class  I-M-1,  Class  I-M-2,
Class I-B-1 and Class I-B-2 Certificates and the Overcollateralization  Amount
divided  by the  Stated  Principal  Balance  of the  Mortgage  Loans  for such
Distribution Date is greater than or equal to 13.40%.

      Subordinate  Certificate  Writedown Amount: With respect to the Group II
Subordinate  Certificates and as to any Distribution Date, the amount by which
(i)  the  sum  of  the  Certificate   Principal   Balances  of  the  Group  II
Certificates  (after  giving effect to the  distribution  of principal and the allocation  of  applicable  Realized  Losses in reduction  of the  Certificate
Principal  Balances of the Group II  Certificates on such  Distribution  Date)
exceeds (y) the aggregate Stated  Principal  Balances of the Group II Mortgage
Loans on the Due Date related to such Distribution Date.

      Subordinate  Certificates:  The Group I Subordinate Certificates and the
Group II Subordinate Certificates.

      Subordinate  Optimal Principal Amount:  With respect to any Distribution
Date and any Loan Group in Loan Group II, an amount equal to the sum,  without duplication,  of the  following  (but in no event  greater than the  aggregate
Certificate  Principal  Balance  of  the  Group  II  Subordinate  Certificates
immediately prior to such Distribution Date):

      (i)         the related Subordinate  Percentage of the principal portion of all  Scheduled  Payments  due on  each  Outstanding  Mortgage  Loan  in the related Loan Group on the related Due Date as  specified  in the  amortization schedule  at the  time  applicable  thereto  (after  adjustment  for  previous
Principal  Prepayments but before any adjustment to such amortization schedule by reason  of any  bankruptcy  or  similar  proceeding  or any  moratorium  or similar waiver or grace period);

      (ii)  the  related  Subordinate  Prepayment  Percentage  of  the  Stated
Principal  Balance of each  Mortgage  Loan in the related  Loan Group that was the subject of a Principal  Prepayment in full received by the Master Servicer during the related Prepayment Period;

      (iii) the related  Subordinate  Prepayment  Percentage  of the amount of all Principal  Prepayments in part received by the Master  Servicer in respect to the Mortgage  Loan in the related Loan Group during the related  Prepayment
Period;

      (iv)  the excess, if any, of (a) all Net Liquidation  Proceeds allocable to principal  received during the related Prepayment Period in respect of each
Liquidated  Mortgage  Loan  in the  related  Loan  Group  and  all  Subsequent
Recoveries  received in respect of each  Liquidated  Mortgage  Loan during the related  Due  Period  over  (b) the sum of the  amounts  distributable  to the
Senior  Certificates in the related  Certificate Group pursuant to clause (iv)
of the  definition of Senior  Optimal  Principal  Amount on such  Distribution
Date;

      (v)   the related  Subordinate  Prepayment  Percentage of the sum of (a)
the Stated  Principal  Balance of each Mortgage Loan in the related Loan Group that was purchased by the Seller in  connection  with such  Distribution  Date and (b) the  difference,  if any,  between the Stated  Principal  Balance of a
Mortgage  Loan in the related Loan Group that has been  replaced by the Seller with a  Substitute  Mortgage  Loan  pursuant  to the  Mortgage  Loan  Purchase
Agreement in connection with such  Distribution Date over the Stated Principal
Balance of such Substitute Mortgage Loan; and

      (vi)  on the  Distribution  Date  on  which  the  Certificate  Principal
Balances of the Senior  Certificates in the related Certificate Group have all been  reduced to zero,  100% of the Senior  Optimal  Principal  Amount for the
related Loan Group. After the aggregate  Certificate  Principal Balance of the
Subordinate  Certificates  has been reduced to zero, the  Subordinate  Optimal
Principal Amount shall be zero.

      Subordinate  Percentage:  With respect to a Loan Group  included in Loan
Group II on any  Distribution  Date, 100% minus the Senior  Percentage for the related Certificate Group.

      Subordinate Prepayment  Percentage:  With respect to a Loan Group on any
Distribution  Date,  100%  minus  the  Senior  Prepayment  Percentage  for the related Certificate Group.

      Subsequent  Recoveries:  As of any Distribution  Date,  amounts received during  the  related  Due Period by the Master  Servicer  (net of any  related expenses  permitted  to be  reimbursed  pursuant  to Section  4.03) or surplus amounts held by the Master  Servicer to cover estimated  expenses  (including, but  not  limited  to,  recoveries  in  respect  of  the  representations  and warranties  made  by  the  Seller  pursuant  to  the  Mortgage  Loan  Purchase
Agreement)   specifically  related  to  a  Liquidated  Mortgage  Loan  or  the disposition  of an REO Property  prior to the related  Prepayment  Period that resulted  in a  Realized  Loss,  after  liquidation  or  disposition  of  such
Mortgage Loan.

      Substitute  Mortgage  Loan:  A mortgage  loan  tendered  to the  Trustee pursuant  to the related  Servicing  Agreement,  the  Mortgage  Loan  Purchase
Agreement or  Section 2.04  of this  Agreement,  as applicable,  in each case,
(i) which  has an  Outstanding  Principal  Balance not greater nor  materially less than the Mortgage Loan for which it is to be substituted;  (ii) which has a  Mortgage  Interest  Rate and Net Rate not  less  than,  and not  materially greater  than,  such  Mortgage  Loan;  (iii) which  has a  maturity  date  not materially  earlier  or later than such  Mortgage  Loan and not later than the latest  maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage  Loan; (v) which has a  Loan-to-Value
Ratio  not  greater  than  the  Loan-to-Value  Ratio  of such  Mortgage  Loan;
(vi) which  is current in payment of principal  and interest as of the date of substitution;  (vii) as to which the payment terms do not vary in any material respect  from the  payment  terms of the  Mortgage  Loan for which it is to be substituted  and  (viii) which  has a  Gross  Margin,  Periodic  Rate  Cap and
Maximum  Lifetime  Mortgage Rate no less than those of such Mortgage Loan, has the  same  Index  and  interval  between  Interest  Adjustment  Dates  as such
Mortgage  Loan,  and a Minimum  Lifetime  Mortgage  Rate no lower than that of such Mortgage Loan.

      Substitution  Adjustment Amount: The amount, if any, required to be paid by the  Mortgage  Loan Seller to the  Trustee for deposit in the  Distribution
Account  pursuant to Section 2.04 in  connection  with the  substitution  of a
Mortgage Loan.

      Tax Administration and Tax Matters Person: The Securities  Administrator
and  any   successor   thereto  or  assignee   thereof   shall  serve  as  tax
administrator  hereunder and as agent for the Tax Matters  Person.  The Holder of the largest  percentage  interest  of each Class of  Residual  Certificates shall be the Tax Matters  Person for the related REMIC,  as more  particularly set forth in Section 9.12 hereof.

      Termination  Purchase  Price:  The  price,  calculated  as set  forth in
Section 10.01,  to be paid in connection  with the  repurchase of the Mortgage
Loans pursuant to Section 10.01.

      Trigger Event: A Trigger Event exists with respect to a Distribution
Date on or after the Stepdown Date if either (i) the related Rolling
Three-Month Delinquency Average exceeds 50% of the related Senior Enhancement
Percentage or (ii) the percentage of the cumulative amount of Realized Losses on the Group I Mortgage Loans as of such date of determination is greater than the applicable percentage listed below of the aggregate Stated Principal
Balances of the Group I Mortgage Loans as of the Closing Date:

                              Months   Percentage
                             37 - 48     0.75%
                             49 - 60     1.25%
                              61-72      1.50%
                               73+       1.75%
      Trust  Fund  or  Trust:   The  corpus  of  the  trust  created  by  this
Agreement,  consisting of the Mortgage Loans and the other assets described in
Section 2.01(a).

      Trustee:  JPMorgan  Chase Bank,  or its  successor in  interest,  or any successor trustee appointed as herein provided.

      2004-11 REMIC: Any of REMIC I, REMIC II, REMIC III and REMIC IV.

      Uncertificated  Interest: With respect to each REMIC Regular Interest on each  Distribution  Date,  an  amount  equal to one  month's  interest  at the related  Uncertificated  Pass-Through  Rate  on the  Uncertificated  Principal
Balance of such REMIC  Regular  Interest.  In each case,  for  purposes of the distributions,  Uncertificated  Interest  will  be  reduced  by  the  interest portion of any Realized  Losses and Net Interest  Shortfalls  allocated,  with respect  to the REMIC I Regular  Interests,  to such REMIC  Regular  Interests pursuant to the  definition of Realized  Losses,  with respect to the REMIC II
Regular Interests,  to such REMIC Regular Interests pursuant to the definition of REMIC II  Realized  Losses  and,  with  respect  to the REMIC  III  Regular
Interests  and  REMIC  IV  Regular  Interests,   to  the  Related  Classes  of
Certificates.

      Uncertificated  Pass-Through Rate: With respect to any Distribution Date and REMIC  Interest,  the  Pass-Through  Rate of each such REMIC  Interest set forth in Section 5.01(c).

Uncertificated  Principal Balance: The amount of any REMIC I,  REMIC II, REMIC
III or REMIC IV Regular Interest  outstanding as of any date of determination.
As of the Closing Date, the  Uncertificated  Principal Balance of each REMIC I
Regular  Interest  shall equal the amount set forth in Section  5.01(c)(i)  as its Initial  Uncertificated  Principal Balance. On each Distribution Date, the
Uncertificated  Principal  Balance of each REMIC I  Regular  Interest shall be reduced by the sum of (i) the principal  portion of Realized Losses  allocated to the  REMIC I  Regular  Interests  in  accordance  with  the  definition  of
Realized Loss and (ii) the amounts  deemed  distributed  on each  Distribution
Date in respect of  principal  on the REMIC I Regular  Interests  pursuant  to
Section 6.07. As of the Closing Date,  the  Uncertificated  Principal  Balance
of each  REMIC II  Regular  Interest  shall  equal the amount set forth in the
Section 5.01(c) hereto as its Initial  Uncertificated  Principal  Balance.  On
each Distribution Date, the Uncertificated  Principal Balance of each REMIC II
Regular  Interest shall be reduced,  first,  by the portion of Realized Losses allocated in reduction of the Certificate  Principal  Balances thereof on such
Distribution  Date pursuant to the definition of REMIC II Realized Losses and, second,  the amounts deemed  distributed on each  Distribution Date in respect of principal on the REMIC II Regular  Interests  pursuant to Section  6.07. As of the Closing Date, the  Uncertificated  Principal  Balance of each REMIC III
Regular Interest shall equal the amount set forth in the Section  5.01(c)(iii)
hereto as its Initial  Uncertificated  Principal Balance. On each Distribution
Date, the Uncertificated  Principal Balance of each REMIC III Regular Interest shall be  reduced,  first,  by the  portion of Realized  Losses  allocated  in reduction  of the  Certificate  Principal  Balances of the Related  Classes of
Certificates on such  Distribution  Date and, second,  by all distributions of principal made on such Related Classes of  Certificates  on such  Distribution
Date. As of the Closing Date,  the  Uncertificated  Principal  Balance of each
REMIC IV Regular  Interest  shall  equal the  amount set forth in the  Section
5.01(c)(iv) hereto as its Initial  Uncertificated  Principal Balance.  On each
Distribution  Date,  the  Uncertificated  Principal  Balance  of each REMIC IV
Regular  Interest shall be reduced,  first,  by the portion of Realized Losses allocated in reduction of the  Certificate  Principal  Balances of the Related
Classes  of  Certificates  on  such  Distribution  Date  and,  second,  by all distributions  of principal made on such Related  Classes of  Certificates  on such Distribution Date.

      Undercollateralized  Amount:  With respect any Certificate Group in Loan
Group II and  Distribution  Date, the excess of (i) the aggregate  Certificate
Principal  Balance of such  Certificate  Group over (ii) the aggregate  Stated
Principal Balance of the Group II Mortgage Loans in the related Loan Group.

      Undercollateralized  Certificate  Group:  With respect any  Distribution
Date,   a   Certificate   Group  in  Loan  Group  II  for  which  the  related
Undercollateralized  Amount (calculated on such Distribution Date after giving effect  to  distributions  to  be  made  thereon  (other  than  amounts  to be distributed  pursuant  to Section  6.01.2(a)(K)  on such  Distribution  Date))
exceeds zero.

      Uninsured  Cause:  Any  cause  of  damage  to a  Mortgaged  Property  or related REO Property  such that the  complete  restoration  of such  Mortgaged
Property  or related  REO  Property  is not fully  reimbursable  by the hazard
insurance   policies   required  to  be  maintained   pursuant  the  Servicing
Agreement, without regard to whether or not such policy is maintained.

      United  States  Person:  A citizen or resident of the United  States,  a corporation  or  partnership  (including an entity treated as a corporation or partnership  for federal  income tax  purposes)  created or  organized  in, or under the laws of, the United  States or any state  thereof or the District of
Columbia  (except,  in the case of a  partnership,  to the extent  provided in regulations),  provided that, for purposes solely of the Class R Certificates, no  partnership  or other entity  treated as a  partnership  for United States federal  income tax purposes shall be treated as a United States Person unless all  persons  that own an  interest  in such  partnership  either  directly or through any entity that is not a corporation  for United States federal income tax purposes are United States  Persons,  or an estate whose income is subject to United States federal income tax regardless of its source,  or a trust if a court within the United States is able to exercise  primary  supervision  over the  administration  of the trust and one or more such United  States  Persons have the authority to control all  substantial  decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury,  which have not yet been issued, a trust which was in existence on August 20,  1996 (other than a trust  treated  as owned by the  grantor  under  subpart E of part I of subchapter  J of  chapter 1 of the  Code),  and which was  treated as a United
States  person on  August 20,  1996 may elect to  continue  to be treated as a
United States person notwithstanding the previous sentence.

      Unpaid Realized Loss Amount:  With respect to any Distribution  Date and a  Class  of  Group I  Offered  Certificates,  is the  excess  of (i)  Applied
Realized  Loss  Amounts  with  respect  to such Class over (ii) the sum of all distributions  in  reduction  of the  Applied  Realized  Loss  Amounts  on all previous  Distribution  Dates.  Any amounts  distributed to a class of Group I
Offered  Certificates  in respect of any Unpaid  Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

                                  ARTICLE II

                        Conveyance of Mortgage Loans;
                      Original Issuance of Certificates

Section 2.01      Conveyance of Mortgage Loans to Trustee.  (a) The  Depositor
concurrently  with  the  execution  and  delivery  of this  Agreement,  sells, transfers and assigns to the Trust without  recourse all its right,  title and interest in and to (i) the  Mortgage  Loans  identified  in the Mortgage  Loan
Schedule,  including  all  interest  and  principal  due with  respect  to the
Mortgage  Loans  after  the  Cut-off  Date,  but  excluding  any  payments  of principal and interest due on or prior to the Cut-off Date;  (ii) such  assets as shall from time to time be  credited  or are  required by the terms of this
Agreement  to  be  credited  to  the  Master  Servicer   Collection   Account,
(iii) such  assets  relating to the Mortgage Loans as from time to time may be held by the  Servicers  in  Protected  Accounts,  the Master  Servicer  in the
Master  Servicer  Collection  Account  and  the  Trustee  in the  Distribution
Account,  (iv) any REO Property,  (v) the Required  Insurance Policies and any
amounts  paid or payable by the  insurer  under any  Insurance  Policy (to the extent the mortgagee  has a claim  thereto),  (vi) the  Mortgage Loan Purchase
Agreement to the extent  provided in Section  2.03(a),  (vii) the  rights with respect to the  Servicing  Agreements  as assigned to the Trustee on behalf of the  Certificateholders  by the Assignment  Agreements and (viii) any proceeds of the  foregoing.  Although it is the intent of the parties to this Agreement that the  conveyance of the  Depositor's  right,  title and interest in and to the  Mortgage  Loans and  other  assets in the  Trust  Fund  pursuant  to this
Agreement  shall  constitute a purchase and sale and not a loan,  in the event that such  conveyance  is deemed to be a loan, it is the intent of the parties to this  Agreement  that the Depositor  shall be deemed to have granted to the
Trustee  a  first  priority   perfected   security  interest  in  all  of  the
Depositor's  right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund,  and that this  Agreement  shall  constitute a security agreement under applicable law.

(b) In connection  with the above transfer and  assignment,  the Seller hereby deposits  with the Trustee or the  Custodian,  as its agent,  with  respect to each Mortgage Loan:

(i) the original Mortgage Note,  endorsed without recourse to the order of the
Trustee and  showing an unbroken  chain of  endorsements  from the  originator thereof to the Person  endorsing  it to the  Trustee,  or lost note  affidavit together with a copy of the related Mortgage Note,

(ii) the original  Mortgage  and, if the related  Mortgage Loan is a MOM Loan, noting the  presence of the MIN and  language  indicating  that such  Mortgage
Loan is a MOM Loan,  which shall have been recorded (or if the original is not available,  a copy), with evidence of such recording  indicated thereon (or if clause (w) in the proviso below applies, shall be in recordable form),

(iii) unless  the  Mortgage  Loan  is a MOM  Loan,  a  certified  copy  of the assignment  (which may be in the form of a blanket  assignment if permitted in the  jurisdiction  in which the  Mortgaged  Property is located) to  "JPMorgan
Chase Bank,  as  Trustee",  with  evidence of  recording  with respect to each
Mortgage  Loan in the name of the  Trustee  thereon  (or if clause  (w) in the proviso below applies or for Mortgage  Loans with respect to which the related
Mortgaged  Property  is located in a state  other  than  Maryland,  Tennessee,
South  Carolina,  Mississippi  and Florida,  or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form),

(iv) all  intervening  assignments of the Security  Instrument,  if applicable and only to the extent  available to the Depositor  with evidence of recording thereon,

(v) the original or a copy of the policy or  certificate  of primary  mortgage guaranty insurance, to the extent available, if any,

(vi) the original  policy of title  insurance or  mortgagee's  certificate  of title insurance or commitment or binder for title insurance, and

(vii) originals of all modification agreements, if applicable and available.

provided,  however,  that in lieu of the foregoing,  the Depositor may deliver the  following  documents,  under the  circumstances  set forth below:  (w) in lieu of the  original  Security  Instrument,  assignments  to the  Trustee  or
intervening   assignments  thereof  which  have  been  delivered,   are  being
delivered  or will,  upon  receipt of  recording  information  relating to the
Security   Instrument  required  to  be  included  thereon,  be  delivered  to recording  offices for  recording  and have not been returned to the Depositor in time to permit  their  delivery  as  specified  above,  the  Depositor  may deliver a true copy  thereof with a  certification  by the  Depositor,  on the face of such  copy,  substantially  as  follows:  "Certified  to be a true and correct copy of the original,  which has been transmitted for recording";  (x)
in lieu of the Security  Instrument,  assignment to the Trustee or intervening assignments  thereof, if the applicable  jurisdiction retains the originals of such  documents  (as evidenced by a  certification  from the Depositor to such effect) the Depositor may deliver photocopies of such documents  containing an original  certification by the judicial or other governmental authority of the jurisdiction  where such documents were recorded;  and (y) the Depositor shall
not  be  required  to  deliver   intervening   assignments  or  Mortgage  Note
endorsements  between the Seller and the Depositor,  and between the Depositor and the Trustee; and provided,  further, however, that in the case of Mortgage
Loans which have been  prepaid in full after the Cut-off Date and prior to the
Closing Date, the Depositor,  in lieu of delivering the above  documents,  may deliver to the Trustee or the  Custodian,  as its agent,  a  certification  to such effect and shall  deposit all  amounts  paid in respect of such  Mortgage
Loans in the Master  Servicer  Collection  Account on the  Closing  Date.  The
Depositor  shall  deliver  such  original  documents  (including  any original documents as to which  certified  copies had previously been delivered) to the
Trustee or the  Custodian,  as its agent,  promptly  after they are  received.
The  Depositor  shall  cause  the  Seller,  at  its  expense,  to  cause  each assignment of the Security  Instrument to the Trustee to be recorded not later than 180 days  after the  Closing  Date,  unless (a) such  recordation  is not required  by the Rating  Agencies  or an Opinion of Counsel  addressed  to the
Trustee has been provided to the Trustee (with a copy to the Custodian)  which states  that  recordation  of such  Security  Instrument  is not  required  to protect the interests of the  Certificateholders in the related Mortgage Loans or  (b)  MERS  is  identified  on  the  Mortgage  or  on a  properly  recorded assignment  of the Mortgage as the  mortgagee of record  solely as nominee for the  Seller  and its  successor  and  assigns;  provided,  however,  that each assignment  shall be  submitted  for  recording  by the  Seller in the  manner described  above,  at no expense to the Trust or the Trustee or the Custodian, as its agent, upon the earliest to occur of:  (i) reasonable  direction by the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust,  (ii) the  occurrence  of an Event of Default,
(iii) the  occurrence of a bankruptcy,  insolvency or foreclosure  relating to the Seller and (iv) the  occurrence  of a servicing  transfer as  described in
Section 8.02  hereof.  Notwithstanding  the foregoing,  if the Seller fails to pay the cost of recording  the  assignments,  such expense will be paid by the
Trustee and the Trustee shall be reimbursed  for such expenses by the Trust in accordance with Section 9.05.

Section 2.02      Acceptance  of Mortgage  Loans by  Trustee.  (a) The Trustee
acknowledges the sale,  transfer and assignment of the Trust Fund to it by the
Depositor and receipt of, subject to further  review and the exceptions  which may be noted pursuant to the procedures  described below, and declares that it holds,  the  documents (or certified  copies  thereof)  delivered to it or the
Custodian,  as its agent, pursuant to Section 2.01,  and declares that it will
continue  to  hold  those  documents  and  any  amendments,   replacements  or
supplements  thereto and all other assets of the Trust Fund delivered to it as
Trustee in trust for the use and benefit of all present and future  Holders of the  Certificates.  On the Closing Date,  the  Custodian,  with respect to the
Mortgage  Loans,  shall  acknowledge  with  respect to each  Mortgage  Loan by delivery to the Depositor and the Trustee of an Initial  Certification receipt of the Mortgage File, but without review of such Mortgage File,  except to the extent  necessary  to confirm  that such  Mortgage  File  contains the related
Mortgage  Note or lost  note  affidavit.  No  later  than  90 days  after  the
Closing Date (or, with respect to any Substitute  Mortgage  Loan,  within five
Business  Days after the receipt by the  Trustee or  Custodian  thereof),  the
Trustee agrees, for the benefit of the Certificateholders,  to review or cause
to  be  reviewed  by  the   Custodian  on  its  behalf  (under  the  Custodial
Agreement),  each Mortgage File delivered to it and to execute and deliver, or cause to be  executed  and  delivered,  to the  Depositor  and the  Trustee an
Interim  Certification.  In conducting  such review,  the Trustee or Custodian
will  ascertain  whether  all  required   documents  have  been  executed  and
received,  and based on the Mortgage Loan  Schedule,  whether those  documents relate,  determined on the basis of the  Mortgagor  name,  original  principal balance and loan number, to the Mortgage Loans it has received,  as identified in the Mortgage Loan Schedule.  In performing any such review,  the Trustee or the  Custodian,  as its agent,  may  conclusively  rely on the  purported  due
execution  and   genuineness  of  any  such  document  and  on  the  purported genuineness  of any signature  thereon.  If the Trustee or the  Custodian,  as its agent,  finds any document  constituting part of the Mortgage File has not been executed or received, or to be unrelated,  determined on the basis of the
Mortgagor name,  original  principal  balance and loan number, to the Mortgage
Loans  identified in Exhibit B or to appear defective on its face (a "Material
Defect"),  the Trustee or the Custodian,  as its agent,  shall promptly notify the Seller.  In  accordance  with the Mortgage Loan  Purchase  Agreement,  the
Seller shall  correct or cure any such defect within ninety (90) days from the date of notice from the Trustee or the Custodian,  as its agent, of the defect and if the Seller fails to correct or cure the defect within such period,  and
such  defect   materially   and   adversely   affects  the  interests  of  the
Certificateholders   in  the  related   Mortgage  Loan,  the  Trustee  or  the
Custodian,  as its agent,  shall enforce the Seller's  obligation  pursuant to the Mortgage  Loan  Purchase  Agreement,  within 90 days from the Trustee's or
the  Custodian's   notification,   to  purchase  such  Mortgage  Loan  at  the
Repurchase Price;  provided that, if such defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was  discovered;  provided,  however,  that if such defect relates solely  to the  inability  of the  Seller to  deliver  the  original  Security
Instrument or  intervening  assignments  thereof,  or a certified copy because the originals of such  documents,  or a certified  copy have not been returned by the applicable  jurisdiction,  the Seller shall not be required to purchase such  Mortgage  Loan  if  the  Seller  delivers  such  original  documents  or certified  copy  promptly  upon  receipt,  but in no event later than 360 days after the Closing Date. The foregoing  repurchase  obligation  shall not apply in the event that the  Seller  cannot  deliver  such  original  or copy of any document  submitted for recording to the appropriate  recording  office in the applicable  jurisdiction  because such  document has not been returned by such office;  provided that the Seller shall instead deliver a recording receipt of such  recording  office or, if such receipt is not  available,  a  certificate confirming that such documents have been accepted for recording,  and delivery to the  Trustee or the  Custodian,  as its  agent,  shall be  effected  by the
Seller within thirty days of its receipt of the original recorded document.

(b) No later  than 180 days  after the  Closing  Date (or with  respect to any
Substitute  Mortgage Loan,  within five Business Days after the receipt by the
Trustee  or the  Custodian  thereof),  the  Trustee or the  Custodian,  as its agent, will review,  for the benefit of the  Certificateholders,  the Mortgage
Files  delivered  to it and will  execute  and deliver or cause to be executed and  delivered  to the  Depositor  and the Trustee a Final  Certification.  In
conducting  such  review,  the Trustee or the  Custodian,  as its agent,  will ascertain  whether an original of each  document  required to be recorded  has been returned from the recording office with evidence of recording  thereon or a certified copy has been obtained from the recording  office.  If the Trustee or the Custodian,  as its agent,  finds a Material Defect,  the Trustee or the
Custodian,   as  its  agent,  shall  promptly  notify  the  Seller  (provided,
however,   that  with  respect  to  those  documents   described  in  Sections
2.01(b)(iv),  (v) and (vii), the Trustee's and Custodian's  obligations  shall extend  only  to  the  documents  actually  delivered  to the  Trustee  or the
Custodian  pursuant to such  Sections).  In accordance  with the Mortgage Loan
Purchase  Agreement,  the Seller shall  correct or cure any such defect within
90 days from the date of notice  from the  Trustee  or the  Custodian,  as its agent,  of the Material Defect and if the Seller is unable to cure such defect within such period,  and if such defect  materially and adversely  affects the interests of the  Certificateholders in the related Mortgage Loan, the Trustee shall  enforce  the  Seller's  obligation  under the  Mortgage  Loan  Purchase
Agreement  to provide a Substitute  Mortgage  Loan (if within two years of the
Closing  Date)  or  purchase  such  Mortgage  Loan  at the  Repurchase  Price;
provided,  however,  that if such defect would cause the  Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in  Section 860G(a)(3)  of the
Code,  any such cure,  repurchase  or  substitution  must occur within 90 days from the date such  breach was  discovered;  provided,  further,  that if such defect  relates  solely to the inability of the Seller to deliver the original
Security Instrument or intervening  assignments  thereof, or a certified copy, because the  originals of such  documents or a certified  copy,  have not been returned by the applicable  jurisdiction,  the Seller shall not be required to purchase such Mortgage  Loan, if the Seller  delivers such original  documents or certified  copy promptly upon receipt,  but in no event later than 360 days after the Closing Date. The foregoing  repurchase  obligation  shall not apply in the event that the  Seller  cannot  deliver  such  original  or copy of any document  submitted for recording to the appropriate  recording  office in the applicable  jurisdiction  because such  document has not been returned by such office;  provided that the Seller shall instead deliver a recording receipt of such  recording  office or, if such receipt is not  available,  a  certificate confirming that such documents have been accepted for recording,  and delivery to the  Trustee or the  Custodian,  as its  agent,  shall be  effected  by the
Seller within thirty days of its receipt of the original recorded document.

(c) In the  event  that  a  Mortgage  Loan  is  purchased  by  the  Seller  in accordance with Sections  2.02(a) or (b) above,  the Seller shall remit to the
Master  Servicer  the  Repurchase  Price for  deposit in the  Master  Servicer
Collection   Account  and  the  Seller   shall   provide  to  the   Securities
Administrator  and the Trustee written  notification  detailing the components of the Repurchase  Price.  Upon deposit of the Repurchase  Price in the Master
Servicer  Collection  Account,  the Depositor shall notify the Trustee and the
Custodian,  as agent of the Trustee  (upon receipt of a Request for Release in the form of Exhibit D  attached  hereto with respect to such  Mortgage  Loan), shall  release to the Seller the related  Mortgage  File and the Trustee shall execute and  deliver  all  instruments  of  transfer  or  assignment,  without recourse,  representation  or warranty,  furnished to it by the Seller, as are necessary to vest in the Seller  title to and rights under the Mortgage  Loan.
Such  purchase  shall be  deemed  to have  occurred  on the date on which  the
Repurchase  Price in available  funds is received by the Trustee.  The Trustee shall amend the Mortgage Loan Schedule,  which was previously  delivered to it by the  Depositor in a form agreed to between the  Depositor  and the Trustee, to reflect such  repurchase and shall promptly  notify the Rating Agencies and the  Master  Servicer  of such  amendment.  The  obligation  of the  Seller to repurchase  any  Mortgage  Loan as to  which  such a defect  in a  constituent document exists shall be the sole remedy  respecting such defect  available to the Certificateholders or to the Trustee on their behalf.

Section 2.03      Assignment  of  Interest  in the  Mortgage  Loan  Purchase
Agreement.  (a) The Depositor hereby assigns to the Trustee,  on behalf of the
Certificateholders,  all of its right, title and interest in the Mortgage Loan
Purchase  Agreement,  including but not limited to the Depositor's  rights and obligations  pursuant to the Servicing  Agreements (noting that the Seller has retained the right in the event of breach of the  representations,  warranties and  covenants,  if any,  with  respect to the related  Mortgage  Loans of the related  Servicer  under  the  related  Servicing  Agreement  to  enforce  the
provisions  thereof  and  to  seek  all  or  any  available   remedies).   The
obligations  of the Seller to  substitute  or  repurchase,  as  applicable,  a
Mortgage Loan shall be the Trustee's and the  Certificateholders'  sole remedy for any breach  thereof.  At the request of the Trustee,  the Depositor  shall take such actions as may be  necessary  to enforce the above right,  title and interest on behalf of the Trustee and the  Certificateholders or shall execute such  further  documents  as the  Trustee may  reasonably  require in order to enable the Trustee to carry out such enforcement.

(b) If the Depositor,  the Master Servicer,  or the Trustee discovers a breach of any of the  representations  and  warranties set forth in the Mortgage Loan
Purchase  Agreement,  which breach  materially and adversely affects the value of the interests of  Certificateholders or the Trustee in the related Mortgage
Loan,  the party  discovering  the breach shall give prompt  written notice of the breach to the other parties.  The Seller,  within 90 days of its discovery or  receipt  of  notice  that  such  breach  has  occurred  (whichever  occurs earlier),  shall cure the breach in all material  respects or,  subject to the
Mortgage  Loan  Purchase  Agreement  or  Section 2.04  of this  Agreement,  as applicable,  shall  purchase the Mortgage  Loan or any property  acquired with respect  thereto  from  the  Trustee;  provided,  however,  that if there is a breach  of  any  representation  set  forth  in  the  Mortgage  Loan  Purchase
Agreement or Section 2.04 of this Agreement,  as applicable,  and the Mortgage
Loan or the related  property  acquired  with  respect  thereto has been sold, then the Seller shall pay, in lieu of the Repurchase  Price, any excess of the
Repurchase  Price over the Net Liquidation  Proceeds  received upon such sale.
(If the Net  Liquidation  Proceeds  exceed the  Repurchase  Price,  any excess shall be paid to the Seller to the extent  not  required  by law to be paid to the  borrower.)  Any such purchase by the Seller shall be made by providing an amount  equal to the  Repurchase  Price to the Master  Servicer for deposit in the Master Servicer Collection Account and written notification  detailing the components of such  Repurchase  Price.  The Depositor shall notify the Trustee and  submit to the  Trustee or the  Custodian,  as its  agent,  a Request  for
Release,  and the  Trustee  shall  release,  or the  Trustee  shall  cause the
Custodian to release,  to the Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment  furnished to it by the  Seller,  without  recourse,  representation  or  warranty as are necessary to vest in the Seller  title to and rights  under the Mortgage  Loan or any property  acquired with respect thereto.  Such purchase shall be deemed to have occurred on the date on which the Repurchase  Price in available funds is received  by the  Trustee.  The  Securities  Administrator  shall amend the
Mortgage Loan Schedule to reflect such  repurchase and shall  promptly  notify the Trustee  and the Rating  Agencies of such  amendment.  Enforcement  of the obligation  of the Seller to purchase (or  substitute  a  Substitute  Mortgage
Loan for) any Mortgage Loan or any property  acquired with respect thereto (or pay the  Repurchase  Price as set  forth in the above  proviso)  as to which a breach  has  occurred  and is  continuing  shall  constitute  the sole  remedy respecting such breach available to the  Certificateholders  or the Trustee on their behalf.

Section 2.04      Substitution  of Mortgage  Loans.  Notwithstanding  anything to the  contrary in this  Agreement,  in lieu of  purchasing  a Mortgage  Loan pursuant to the Mortgage Loan  Purchase  Agreement or Sections 2.02 or 2.03 of
this Agreement,  the Seller may, no later than the date by which such purchase by the Seller would otherwise be required,  tender to the Trustee a Substitute
Mortgage Loan  accompanied  by a certificate  of an authorized  officer of the
Seller that such  Substitute  Mortgage Loan conforms to the  requirements  set forth in the  definition of  "Substitute  Mortgage  Loan" in the Mortgage Loan
Purchase Agreement or this Agreement, as applicable;  provided,  however, that substitution  pursuant to the Mortgage Loan Purchase Agreement or Section 2.04
of this Agreement,  as applicable,  in lieu of purchase shall not be permitted after the  termination  of the two-year  period  beginning on the Startup Day;
provided,  further,  that if the breach  would cause the  Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in  Section 860G(a)(3)  of the
Code,  any such cure or  substitution  must occur within 90 days from the date the breach was discovered.  The Trustee or the Custodian,  as its agent, shall examine the Mortgage File for any  Substitute  Mortgage Loan in the manner set forth in  Section 2.02(a)  and the  Trustee  or the  Custodian,  as its agent, shall notify the Seller, in writing,  within five Business Days after receipt, whether or not the documents relating to the Substitute  Mortgage Loan satisfy the  requirements  of the  fourth  sentence  of  Section  2.02(a).  Within two
Business  Days  after  such  notification,  the  Seller  shall  provide to the
Trustee for deposit in the Distribution  Account the amount,  if any, by which the  Outstanding  Principal  Balance as of the next  preceding Due Date of the
Mortgage  Loan for which  substitution  is being made,  after giving effect to the Scheduled  Principal due on such date,  exceeds the Outstanding  Principal
Balance as of such date of the Substitute  Mortgage Loan,  after giving effect to  Scheduled  Principal  due on such date,  which amount shall be treated for the purposes of this  Agreement as if it were the payment by the Seller of the
Repurchase  Price for the  purchase of a Mortgage  Loan by the  Seller.  After such  notification to the Seller and, if any such excess exists,  upon receipt of such deposit,  the Trustee shall accept such Substitute Mortgage Loan which shall  thereafter be deemed to be a Mortgage Loan  hereunder.  In the event of such a substitution,  accrued interest on the Substitute Mortgage Loan for the month in which the  substitution  occurs and any  Principal  Prepayments  made thereon  during such month shall be the property of the Trust Fund and accrued interest for such month on the  Mortgage  Loan for which the  substitution  is made and any  Principal  Prepayments  made thereon  during such month shall be the property of the Seller. The Scheduled  Principal on a Substitute  Mortgage
Loan due on the Due Date in the month of  substitution  shall be the  property of the Seller and the  Scheduled  Principal on the Mortgage Loan for which the substitution  is made due on such Due Date shall be the  property of the Trust
Fund.  Upon  acceptance of the  Substitute  Mortgage Loan (and delivery to the
Trustee or the Custodian as agent of the Trustee, as applicable,  of a Request for Release for such Mortgage  Loan),  the Trustee or the Custodian,  as agent for the  Trustee,  shall  release  to the  Seller the  related  Mortgage  File related to any Mortgage Loan  released  pursuant to the Mortgage Loan Purchase
Agreement or Section 2.04 of this Agreement, as applicable,  and shall execute and deliver all  instruments  of transfer  or  assignment,  without  recourse, representation  or warranty in form as provided to it as are necessary to vest in the Seller title to and rights under any Mortgage  Loan  released  pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement,  as applicable.  The Seller shall deliver the documents  related to the Substitute
Mortgage Loan in accordance  with the provisions of the Mortgage Loan Purchase
Agreement or Sections  2.01(b) and 2.02(b) of this  Agreement,  as applicable, with the date of acceptance of the  Substitute  Mortgage Loan deemed to be the
Closing  Date for  purposes of the time  periods set forth in those  Sections.
The  representations  and  warranties  set forth in the Mortgage Loan Purchase
Agreement  shall be deemed to have been made by the  Seller  with  respect  to each  Substitute  Mortgage  Loan as of the date of acceptance of such Mortgage
Loan by the  Trustee.  The  Master  Servicer  shall  amend the  Mortgage  Loan
Schedule  to  reflect  such  substitution  and  shall  provide  a copy of such amended Mortgage Loan Schedule to the Trustee and the Rating Agencies.

Section 2.05      Issuance of Certificates.

(a) The Trustee  acknowledges  the  assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and,  concurrently  therewith,  has signed,  and  countersigned  and  delivered  to  the  Depositor,  in  exchange therefor,  Certificates in such  authorized  denominations  representing  such
Fractional  Undivided  Interests as the Depositor has  requested.  The Trustee agrees that it will hold the Mortgage  Loans and such other assets as may from time to time be  delivered  to it  segregated  on the books of the  Trustee in trust for the benefit of the Certificateholders.

(b) The Depositor,  concurrently with the execution and delivery hereof,  does hereby  transfer,  assign,  set  over  and  otherwise  convey  in trust to the
Trustee  without  recourse all the right,  title and interest of the Depositor in and to the REMIC I Regular Interests,  and the other assets of REMIC II for the  benefit  of the  holders  of  the  REMIC  II  Certificates.  The  Trustee
acknowledges   receipt   of  the  REMIC  I  Regular   Interests   (which   are
uncertificated)  and the other assets of REMIC II and  declares  that it holds and will  hold the same in trust  for the  exclusive  use and  benefit  of the holders of the REMIC II Certificates.

Section 2.06      Representations  and  Warranties  Concerning  the Depositor.
The  Depositor  hereby  represents  and  warrants to the  Trustee,  the Master
Servicer and the Securities Administrator as follows:

(i) the Depositor (a) is a corporation  duly organized,  validly  existing and in good standing  under the laws of the State of Delaware and (b) is qualified and  in  good  standing  as a  foreign  corporation  to do  business  in  each jurisdiction where such  qualification is necessary,  except where the failure so to qualify  would not  reasonably  be expected  to have a material  adverse
effect  on  the  Depositor's   business  as  presently  conducted  or  on  the
Depositor's  ability  to enter  into  this  Agreement  and to  consummate  the transactions contemplated hereby;

(ii) the Depositor has full corporate  power to own its property,  to carry on its  business  as  presently  conducted  and to  enter  into and  perform  its obligations under this Agreement;

(iii) the execution and delivery by the Depositor of this  Agreement have been duly  authorized  by  all  necessary  corporate  action  on  the  part  of the
Depositor;  and neither the execution and delivery of this Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance with the provisions hereof,  will conflict with or result in a breach of, or constitute a  default  under,  any  of the  provisions  of any  law,  governmental  rule, regulation,  judgment,  decree  or  order  binding  on  the  Depositor  or its properties  or the  articles  of  incorporation  or by-laws of the  Depositor, except those  conflicts,  breaches or defaults  which would not  reasonably be expected  to have a  material  adverse  effect on the  Depositor's  ability to enter into this  Agreement and to  consummate  the  transactions  contemplated hereby;

(iv) the  execution,  delivery  and  performance  by  the  Depositor  of  this
Agreement and the consummation of the transactions  contemplated hereby do not require the consent or approval of, the giving of notice to, the  registration with,  or the taking of any other action in respect of, any state,  federal or other  governmental  authority or agency,  except those  consents,  approvals, notices,  registrations or other actions as have already been obtained,  given or made;

(v) this  Agreement has been duly executed and delivered by the Depositor and, assuming  due  authorization,  execution  and  delivery  by the other  parties
hereto,   constitutes  a  valid  and  binding   obligation  of  the  Depositor
enforceable  against it in  accordance  with its terms  (subject to applicable
bankruptcy  and   insolvency   laws  and  other  similar  laws  affecting  the
enforcement of the rights of creditors generally);

(vi) there are no actions,  suits or proceedings  pending or, to the knowledge of the Depositor,  threatened  against the Depositor,  before or by any court, administrative  agency,  arbitrator or governmental  body (i) with  respect to any of the  transactions  contemplated by this Agreement or (ii) with  respect to any other matter which in the judgment of the Depositor  will be determined adversely to the Depositor  and will if determined  adversely to the Depositor materially  and adversely  affect the  Depositor's  ability to enter into this
Agreement or perform its obligations  under this Agreement;  and the Depositor is not in  default  with  respect  to any order of any  court,  administrative agency,  arbitrator or  governmental  body so as to  materially  and adversely affect the transactions contemplated by this Agreement; and

(vii) immediately  prior to the transfer and  assignment to the Trustee,  each
Mortgage  Note and each  Mortgage were not subject to an assignment or pledge, and the  Depositor  had good and  marketable  title to and was the sole  owner thereof  and had full right to  transfer  and sell such  Mortgage  Loan to the
Trustee  free and clear of any  encumbrance,  equity,  lien,  pledge,  charge, claim or security interest.

                                  ARTICLE III
                Administration and Servicing of Mortgage Loans

Section 3.01      Master  Servicer.   The  Master  Servicer  shall  supervise,
monitor and oversee the  obligation of the Servicers to service and administer
their  respective   Mortgage  Loans  in  accordance  with  the  terms  of  the applicable  Servicing Agreements and shall have full power and authority to do any and all things which it may deem  necessary  or  desirable  in  connection with such master servicing and  administration.  In performing its obligations hereunder,  the Master Servicer shall act in a manner consistent with Accepted
Master  Servicing  Practices.  Furthermore,  the Master Servicer shall oversee and consult with each  Servicer as necessary  from  time-to-time  to carry out the  Master  Servicer's  obligations  hereunder,  shall  receive,  review  and evaluate  all  reports,  information  and other  data  provided  to the Master
Servicer  by each  Servicer  and shall  cause each  Servicer  to  perform  and observe the covenants,  obligations and conditions to be performed or observed by  such  Servicer  under  its  applicable  Servicing  Agreement.  The  Master
Servicer shall independently and separately monitor each Servicer's  servicing activities with respect to each related  Mortgage Loan,  reconcile the results of such monitoring with such information  provided in the previous sentence on a monthly basis and  coordinate  corrective  adjustments to the Servicers' and
Master  Servicer's  records,  and  based  on  such  reconciled  and  corrected information,  the  Master  Servicer  shall  provide  such  information  to the
Securities  Administrator as shall be necessary in order for it to prepare the statements  specified in Section 6.04,  and prepare any other  information and statements  required to be forwarded  by the Master  Servicer  hereunder.  The
Master  Servicer shall  reconcile the results of its Mortgage Loan  monitoring with  the  actual  remittances  of the  Servicers  to the  Protected  Accounts pursuant to the applicable Servicing Agreements.

      The Trustee shall  furnish the  Servicers  and the Master  Servicer with any powers of attorney,  in substantially  the form attached hereto as Exhibit
K, and other  documents in form as provided to it necessary or  appropriate to enable the Servicers  and the Master  Servicer to service and  administer  the related Mortgage Loans and REO Property.

      The Trustee shall  provide  access to the records and  documentation  in possession  of the  Trustee  regarding  the  related  Mortgage  Loans  and REO
Property and the servicing  thereof to the  Certificateholders,  the FDIC, and the  supervisory  agents and examiners of the FDIC, such access being afforded only upon  reasonable  prior written  request and during normal business hours at the  office of the  Trustee;  provided,  however,  that,  unless  otherwise required by law, the Trustee  shall not be required to provide  access to such records and  documentation  if the  provision  thereof would violate the legal right to privacy of any  Mortgagor.  The Trustee  shall allow  representatives of the above  entities to photocopy any of the records and  documentation  and shall  provide  equipment  for  that  purpose  at a  charge  that  covers  the
Trustee's actual costs.

      The Trustee  shall  execute and deliver to the  Servicer  and the Master
Servicer any court  pleadings,  requests for trustee's sale or other documents necessary or desirable to (i) the  foreclosure  or trustee's sale with respect to a Mortgaged  Property;  (ii) any  legal action  brought to obtain  judgment
against  any   Mortgagor  on  the  Mortgage   Note  or  Security   Instrument;
(iii) obtain a deficiency judgment against the Mortgagor;  or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security  Instrument or otherwise available at law or equity.

Section 3.02      REMIC-Related  Covenants.  For as long as each 2004-11 REMIC shall  exist,  the  Trustee  and the  Securities  Administrator  shall  act in accordance herewith to assure continuing  treatment of such 2004-11 REMIC as a
REMIC, and the Trustee and the Securities  Administrator shall comply with any directions of the Depositor,  the related  Servicer or the Master  Servicer to assure such  continuing  treatment.  In particular,  the Trustee shall not (a)
sell or permit the sale of all or any portion of the Mortgage  Loans or of any investment  of  deposits  in an Account  unless  such sale is as a result of a repurchase  of the Mortgage  Loans  pursuant to this  Agreement or the Trustee has received a REMIC Opinion  addressed to the Trustee prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution  pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement,  as applicable,  accept any  contribution  to any 2004-11  REMIC after the Startup
Day without receipt of a REMIC Opinion addressed to the Trustee.

Section 3.03      Monitoring of Servicers.  (a) The  Master  Servicer shall be responsible  for reporting to the Trustee and the Depositor the  compliance by each Servicer with its duties under the related  Servicing  Agreement.  In the review of each  Servicer's  activities,  the Master  Servicer may rely upon an officer's  certificate  of the  Servicer  (or  similar  document  signed by an officer of the Servicer) with regard to such  Servicer's  compliance  with the terms of its Servicing  Agreement.  In the event that the Master Servicer,  in its judgment,  determines  that a Servicer  should be terminated in accordance with its  Servicing  Agreement,  or that a notice  should be sent  pursuant to such  Servicing  Agreement  with respect to the  occurrence  of an event that, unless  cured,  would  constitute  grounds  for such  termination,  the Master
Servicer  shall notify the  Depositor  and the Trustee  thereof and the Master
Servicer  shall  issue  such  notice  or take  such  other  action as it deems appropriate.

(b) The  Master   Servicer,   for  the   benefit  of  the   Trustee   and  the
Certificateholders,  shall enforce the  obligations of each Servicer under the related Servicing Agreement,  and shall, in the event that a Servicer fails to perform its  obligations in accordance with the related  Servicing  Agreement, subject to the preceding  paragraph,  terminate the rights and  obligations of such Servicer  thereunder and act as servicer of the related Mortgage Loans or cause the Trustee to enter in to a new  Servicing  Agreement  with a successor
Servicer selected by the Master Servicer;  provided, however, it is understood and  acknowledged  by the  parties  hereto  that  there  will be a  period  of transition (not to exceed 90 days) before the actual  servicing  functions can
be  fully   transferred  to  such  successor   Servicer.   Such   enforcement,
including,  without limitation,  the legal prosecution of claims,  termination of Servicing Agreements and the pursuit of other appropriate  remedies,  shall be in such  form and  carried  out to such an  extent  and at such time as the
Master Servicer,  in its good faith business  judgment,  would require were it the owner of the related  Mortgage  Loans.  The Master  Servicer shall pay the costs  of such  enforcement  at its own  expense,  provided  that  the  Master
Servicer  shall not be required to prosecute or defend any legal action except to the  extent  that  the  Master  Servicer  shall  have  received  reasonable indemnity for its costs and expenses in pursuing such action.

(c) To the extent that the costs and expenses of the Master  Servicer  related to any termination of a Servicer,  appointment of a successor  Servicer or the transfer and  assumption  of servicing by the Master  Servicer with respect to any Servicing Agreement  (including,  without limitation,  (i) all legal costs and  expenses and all due  diligence  costs and  expenses  associated  with an evaluation  of the  potential  termination  of the  Servicer as a result of an event of default by such Servicer and (ii) all  costs and expenses  associated with the complete  transfer of servicing,  including,  but not limited to, all servicing  files and all  servicing  data and the  completion,  correction  or manipulation  of such  servicing  data  as may be  required  by the  successor servicer to correct any errors or  insufficiencies  in the  servicing  data or otherwise to enable the  successor  service to service the  Mortgage  Loans in accordance  with the  related  Servicing  Agreement)  are not fully and timely reimbursed by the terminated  Servicer,  the Master Servicer shall be entitled to  reimbursement  of  such  costs  and  expenses  from  the  Master  Servicer
Collection Account.

(d) The  Master  Servicer  shall  require  each  Servicer  to comply  with the remittance  requirements  and  other  obligations  set  forth  in the  related
Servicing Agreement.

(e) If the Master Servicer acts as Servicer,  it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

Section 3.04      Fidelity Bond. The Master  Servicer,  at its expense,  shall maintain  in  effect a  blanket  fidelity  bond and an  errors  and  omissions insurance policy, affording coverage with respect to all directors,  officers, employees  and other  Persons  acting on such Master  Servicer's  behalf,  and covering  errors and  omissions in the  performance  of the Master  Servicer's obligations  hereunder.  The errors  and  omissions  insurance  policy and the fidelity  bond  shall be in such  form and  amount  generally  acceptable  for entities serving as master servicers or trustees.

Section 3.05      Power to Act;  Procedures.  The Master Servicer shall master service the Mortgage  Loans and shall have full power and  authority,  subject to the REMIC Provisions and the provisions of Article X hereof,  to do any and all things that it may deem  necessary  or desirable  in  connection  with the master servicing and  administration of the Mortgage Loans,  including but not limited to the power and authority  (i) to  execute and deliver,  on behalf of the  Certificateholders  and the  Trustee,  customary  consents or waivers and
other  instruments  and  documents,   (ii) to  consent  to  transfers  of  any
Mortgaged   Property  and  assumptions  of  the  Mortgage  Notes  and  related
Mortgages,  (iii) to collect any Insurance Proceeds and Liquidation  Proceeds, and (iv) to  effectuate  foreclosure  or other  conversion of the ownership of
the  Mortgaged   Property  securing  any  Mortgage  Loan,  in  each  case,  in accordance with the provisions of this Agreement and the Servicing  Agreement, as applicable;  provided,  however,  that the Master  Servicer shall not (and, consistent with its responsibilities under Section 3.03,  shall not permit any
Servicer to) knowingly or intentionally  take any action,  or fail to take (or fail to cause to be taken) any action  reasonably  within its  control and the scope of duties more  specifically  set forth  herein,  that,  under the REMIC
Provisions,  if  taken or not  taken,  as the case  may be,  would  cause  any
2004-11  REMIC to fail to qualify as a REMIC or result in the  imposition of a tax upon the Trust Fund  (including  but not limited to the tax on  prohibited transactions  as  defined  in  Section 860F(a)(2)  of the  Code and the tax on contributions to a REMIC set forth in  Section 860G(d) of the Code) unless the
Master  Servicer has received an Opinion of Counsel (but not at the expense of the Master  Servicer)  to the effect that the  contemplated  action  would not cause  any  2004-11  REMIC  to fail to  qualify  as a REMIC or  result  in the imposition  of a tax upon any 2004-11  REMIC.  The Trustee  shall  furnish the
Master  Servicer,  upon  written  request from a Servicing  Officer,  with any powers of attorney  empowering the Master  Servicer or any Servicer to execute and deliver  instruments of  satisfaction  or  cancellation,  or of partial or full  release or  discharge,  and to  foreclose  upon or  otherwise  liquidate
Mortgaged  Property,  and to appeal,  prosecute  or defend in any court action relating to the Mortgage Loans or the Mortgaged  Property,  in accordance with the applicable  Servicing Agreement and this Agreement,  and the Trustee shall execute and deliver such other documents,  as the Master Servicer may request, to enable the Master  Servicer to master  service and  administer the Mortgage
Loans and carry out its  duties  hereunder,  in each case in  accordance  with
Accepted Master  Servicing  Practices (and the Trustee shall have no liability for  misuse of any such  powers of  attorney  by the  Master  Servicer  or any
Servicer).  If the Master  Servicer or the Trustee has been advised that it is likely  that the laws of the  state in which  action  is to be taken  prohibit such action if taken in the name of the  Trustee or that the Trustee  would be adversely  affected  under the "doing  business"  or tax laws of such state if such  action is taken in its name,  the  Master  Servicer  shall join with the
Trustee in the appointment of a co-trustee  pursuant to  Section 9.11  hereof.
In the  performance of its duties  hereunder,  the Master Servicer shall be an independent  contractor and shall not,  except in those  instances where it is taking  action  in the name of the  Trustee,  be deemed to be the agent of the
Trustee.

Section 3.06      Due-on-Sale Clauses;  Assumption  Agreements.  To the extent provided in the applicable Servicing  Agreement,  to the extent Mortgage Loans contain enforceable  due-on-sale  clauses, the Master Servicer shall cause the
Servicers to enforce such clauses in accordance with the applicable  Servicing
Agreement.  If  applicable  law  prohibits  the  enforcement  of a due-on-sale clause  or such  clause is  otherwise  not  enforced  in  accordance  with the applicable  Servicing  Agreement,  and, as a  consequence,  a Mortgage Loan is assumed,  the original  Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 3.07      Release of Mortgage  Files.  (a) Upon  becoming aware of the payment in full of any  Mortgage  Loan,  or the  receipt by any  Servicer of a notification  that payment in full has been escrowed in a manner customary for such  purposes  for  payment to  Certificateholders  on the next  Distribution
Date, the Servicer will, if required under the applicable  Servicing Agreement
(or if the Servicer does not, the Master  Servicer may),  promptly  furnish to the  Custodian,  on  behalf of the  Trustee,  two  copies  of a  certification substantially  in the form of Exhibit D  hereto signed by a Servicing  Officer or in a  mutually  agreeable  electronic  format  which  will,  in  lieu  of a
signature   on  its  face,   originate   from  a  Servicing   Officer   (which
certification  shall  include  a  statement  to the  effect  that all  amounts received in connection  with such payment that are required to be deposited in the  Protected  Account  maintained  by the  applicable  Servicer  pursuant to
Section 4.01  or  by  the  applicable   Servicer  pursuant  to  its  Servicing
Agreement  have  been or will be so  deposited)  and  shall  request  that the
Custodian,  on behalf of the Trustee,  deliver to the applicable  Servicer the related  Mortgage File. Upon receipt of such  certification  and request,  the
Custodian,  on behalf of the  Trustee,  shall  promptly  release  the  related
Mortgage File to the applicable  Servicer and the Trustee and Custodian  shall have no further  responsibility  with regard to such Mortgage  File.  Upon any such payment in full,  each Servicer is authorized,  to give, as agent for the
Trustee,  as the mortgagee  under the Mortgage that secured the Mortgage Loan, an instrument of  satisfaction  (or assignment of mortgage  without  recourse)
regarding the Mortgaged Property subject to the Mortgage,  which instrument of satisfaction  or  assignment,  as the case may be,  shall be  delivered to the
Person or Persons  entitled  thereto against receipt therefor of such payment, it being  understood and agreed that no expenses  incurred in connection  with such instrument of  satisfaction  or assignment,  as the case may be, shall be chargeable to the Protected Account.

(b) From time to time and as  appropriate  for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable  Servicing  Agreement, the Trustee  shall  execute such  documents as shall be prepared and furnished to the  Trustee  by a  Servicer  or the Master  Servicer  (in form  reasonably acceptable  to the Trustee) and as are  necessary  to the  prosecution  of any such  proceedings.  The Custodian,  on behalf of the Trustee,  shall, upon the request of a Servicer or the Master  Servicer,  and delivery to the Custodian, on behalf of the Trustee,  of two copies of a request for release  signed by a
Servicing  Officer  substantially  in the form of Exhibit D  (or in a mutually agreeable  electronic  format which will,  in lieu of a signature on its face, originate from a Servicing  Officer),  release the related  Mortgage File held in its  possession  or control to the  Servicer  or the  Master  Servicer,  as applicable.  Such trust  receipt  shall  obligate  the  Servicer or the Master
Servicer  to  return  the  Mortgage  File to the  Custodian  on  behalf of the
Trustee,  when the need  therefor by the  Servicer  or the Master  Servicer no longer  exists unless the Mortgage  Loan shall be  liquidated,  in which case, upon  receipt  of a  certificate  of  a  Servicing  Officer  similar  to  that hereinabove  specified,  the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

Section 3.08      Documents,  Records  and  Funds  in  Possession  of  Master
Servicer To Be Held for Trustee.

(a) The  Master  Servicer  shall  transmit  and each  Servicer  (to the extent required by the related Servicing  Agreement) shall transmit to the Trustee or
Custodian  such  documents and  instruments  coming into the possession of the
Master  Servicer  or such  Servicer  from time to time as are  required by the terms  hereof,  or in the  case of the  Servicers,  the  applicable  Servicing
Agreement,  to be delivered to the Trustee or  Custodian.  Any funds  received by the Master  Servicer  or by a Servicer in respect of any  Mortgage  Loan or which  otherwise  are  collected  by the Master  Servicer  or by a Servicer as
Liquidation  Proceeds or Insurance  Proceeds in respect of any  Mortgage  Loan shall  be held  for the  benefit  of the  Trustee  and the  Certificateholders subject to the Master  Servicer's  right to retain or withdraw from the Master
Servicer  Collection  Account  the  Master  Servicing  Compensation  and other amounts  provided  in this  Agreement,  and to the right of each  Servicer  to retain its  Servicing  Fee and other  amounts as  provided  in the  applicable
Servicing  Agreement.  The Master Servicer shall,  and (to the extent provided in the applicable  Servicing  Agreement) shall cause each Servicer to, provide access to information  and  documentation  regarding the Mortgage Loans to the
Trustee,  its agents and accountants at any time upon  reasonable  request and during normal business hours, and to  Certificateholders  that are savings and loan  associations,  banks  or  insurance  companies,  the  Office  of  Thrift
Supervision,  the FDIC and the supervisory agents and examiners of such Office and  Corporation  or  examiners  of any  other  federal  or state  banking  or insurance  regulatory  authority if so required by applicable  regulations  of the Office of Thrift  Supervision or other regulatory  authority,  such access to be afforded without charge but only upon reasonable  request in writing and during normal business hours at the offices of the Master Servicer  designated by  it.  In  fulfilling  such a  request  the  Master  Servicer  shall  not be responsible for determining the sufficiency of such information.

(b) All  Mortgage  Files and funds  collected or held by, or under the control of, the Master  Servicer,  in respect of any Mortgage Loans,  whether from the collection of principal and interest payments or from Liquidation  Proceeds or
Insurance Proceeds,  shall be held by the Master Servicer for and on behalf of the  Trustee and the  Certificateholders  and shall be and remain the sole and exclusive  property  of  the  Trustee;  provided,  however,  that  the  Master
Servicer and each  Servicer  shall be entitled to setoff  against,  and deduct from,  any such funds any  amounts  that are  properly  due and payable to the
Master  Servicer  or such  Servicer  under this  Agreement  or the  applicable
Servicing Agreement.

Section 3.09      Standard Hazard Insurance and Flood Insurance Policies.

(a) For each Mortgage Loan,  the Master  Servicer shall enforce any obligation of the Servicers under the related  Servicing  Agreements to maintain or cause to be maintained  standard fire and casualty  insurance and, where applicable, flood  insurance,  all in  accordance  with  the  provisions  of  the  related
Servicing  Agreements.  It is understood and agreed that such insurance  shall be with  insurers  meeting  the  eligibility  requirements  set  forth  in the applicable  Servicing  Agreement and that no  earthquake  or other  additional insurance is to be required of any  Mortgagor or to be  maintained on property acquired  in  respect  of a  defaulted  loan,  other  than  pursuant  to  such applicable  laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b) Pursuant to Section 4.01 and 4.02, any amounts  collected by the Servicers or the Master  Servicer,  under any insurance  policies (other than amounts to be  applied  to the  restoration  or repair  of the  property  subject  to the related  Mortgage  or  released  to  the  Mortgagor  in  accordance  with  the applicable  Servicing  Agreement)  shall be deposited into the Master Servicer
Collection  Account,  subject to withdrawal pursuant to Section 4.02 and 4.03.
Any cost incurred by the Master  Servicer or any Servicer in  maintaining  any such  insurance if the Mortgagor  defaults in its obligation to do so shall be added to the  amount  owing  under the  Mortgage  Loan  where the terms of the
Mortgage  Loan so permit;  provided,  however,  that the  addition of any such cost  shall  not be  taken  into  account  for  purposes  of  calculating  the distributions  to be made to  Certificateholders  and shall be  recoverable by the Master Servicer or such Servicer pursuant to Section 4.02 and 4.03.

Section 3.10      Presentment  of  Claims  and  Collection  of  Proceeds.  The
Master  Servicer  shall (to the extent  provided in the  applicable  Servicing
Agreement)  cause the related  Servicer  to,  prepare and present on behalf of the  Trustee  and  the  Certificateholders  all  claims  under  the  Insurance
Policies  and  take  such  actions  (including  the  negotiation,  settlement, compromise or  enforcement  of the  insured's  claim) as shall be necessary to realize  recovery  under such policies.  Any proceeds  disbursed to the Master
Servicer (or  disbursed to a Servicer and remitted to the Master  Servicer) in respect of such policies,  bonds or contracts  shall be promptly  deposited in the Master Servicer  Collection Account upon receipt,  except that any amounts realized  that are to be applied to the repair or  restoration  of the related
Mortgaged  Property as a condition  precedent to the presentation of claims on the  related  Mortgage  Loan to the  insurer  under any  applicable  Insurance
Policy need not be so deposited (or remitted).

Section 3.11      Maintenance of the Primary Mortgage Insurance Policies.

(a) The Master  Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable  Servicing  Agreement) to take, any action  that would  result in  noncoverage  under any  applicable  Primary
Mortgage  Insurance  Policy  of any loss  which,  but for the  actions  of the
Master  Servicer or such  Servicer,  would have been covered  thereunder.  The
Master Servicer shall use its best  reasonable  efforts to cause each Servicer
(to the extent  required  under the related  Servicing  Agreement)  to keep in force and effect (to the extent that the Mortgage  Loan requires the Mortgagor to maintain such  insurance),  primary mortgage  insurance  applicable to each
Mortgage Loan in  accordance  with the  provisions  of this  Agreement and the related  Servicing  Agreement,  as applicable.  The Master Servicer shall not, and shall not permit any  Servicer (to the extent  required  under the related
Servicing  Agreement) to, cancel or refuse to renew any such Primary  Mortgage
Insurance  Policy that is in effect at the date of the initial issuance of the
Mortgage  Note  and is  required  to be  kept in  force  hereunder  except  in accordance  with the  provisions of this  Agreement and the related  Servicing
Agreement, as applicable.

(b) The Master Servicer  agrees to present,  or to cause each Servicer (to the extent required under the related Servicing  Agreement) to present,  on behalf of the Trustee  and the  Certificateholders,  claims to the insurer  under any
Primary  Mortgage  Insurance  Policies  and,  in this  regard,  to  take  such reasonable  action as shall be necessary to permit  recovery under any Primary
Mortgage Insurance Policies respecting  defaulted Mortgage Loans.  Pursuant to
Section 4.01  and 4.02,  any amounts  collected by the Master  Servicer or any
Servicer under any Primary Mortgage  Insurance  Policies shall be deposited in the Master  Servicer  Collection  Account,  subject to withdrawal  pursuant to
Section 4.03.

Section 3.12      Trustee to Retain Possession of Certain Insurance  Policies
and Documents.

      The  Trustee (or the  Custodian,  as  directed  by the  Trustee),  shall retain  possession  and custody of the originals (to the extent  available) of any Primary  Mortgage  Insurance  Policies,  or  certificate  of  insurance if applicable,  and any  certificates  of renewal as to the  foregoing  as may be issued  from  time to time  as  contemplated  by  this  Agreement.  Until  all amounts  distributable in respect of the Certificates have been distributed in full and the Master  Servicer  otherwise has fulfilled its  obligations  under this  Agreement,  the  Trustee (or its  Custodian,  if any, as directed by the
Trustee)  shall also retain  possession  and custody of each  Mortgage File in accordance  with and subject to the terms and  conditions  of this  Agreement.
The Master  Servicer  shall  promptly  deliver or cause to be delivered to the
Trustee (or the Custodian,  as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies,  any certificates  of  renewal,  and  such  other  documents  or  instruments  that constitute  portions of the Mortgage File that come into the possession of the
Master Servicer from time to time.

Section 3.13      Realization  Upon  Defaulted   Mortgage  Loans.  The  Master
Servicer  shall cause each Servicer (to the extent  required under the related
Servicing  Agreement)  to foreclose  upon,  repossess or otherwise  comparably convert the  ownership of Mortgaged  Properties  securing such of the Mortgage
Loans as come into and  continue  in default  and as to which no  satisfactory arrangements  can be  made  for  collection  of  delinquent  payments,  all in accordance with the applicable Servicing Agreement.

Section 3.14      Compensation for the Master Servicer.
      The Master  Servicer  will be entitled  to all income and gain  realized from any  investment  of  funds in the  Distribution  Account  and the  Master
Servicer  Collection  Account,  pursuant to Article IV, for the performance of its activities  hereunder.  Servicing  compensation  in the form of assumption fees, if any, late payment  charges,  as collected,  if any, or otherwise (but not  including  any  prepayment  premium or penalty)  shall be retained by the applicable  Servicer and shall not be deposited in the Protected Account.  The
Master Servicer will be entitled to retain,  as additional  compensation,  any interest  remitted by a Servicer in connection with a Principal  Prepayment in full or  otherwise  in  excess  of  amounts  required  to be  remitted  to the
Distribution  Account (such amounts together with the amounts specified in the first  sentence of this Section 3.14,  the "Master  Servicing  Compensation").
The Master  Servicer  shall be required to pay all expenses  incurred by it in connection  with  its  activities  hereunder  and  shall  not be  entitled  to reimbursement therefor except as provided in this Agreement.

Section 3.15      REO Property.

(a) In the event the Trust Fund  acquires  ownership  of any REO  Property  in respect of any related  Mortgage  Loan,  the deed or certificate of sale shall be  issued  to the  Trustee,  or to its  nominee,  on  behalf  of the  related
Certificateholders.  The Master  Servicer shall, to the extent provided in the applicable  Servicing  Agreement,  cause the applicable  Servicer to sell, any
REO  Property  as  expeditiously  as  possible  and  in  accordance  with  the
provisions  of  this  Agreement  and  the  related  Servicing  Agreement,   as
applicable.  Pursuant  to its  efforts to sell such REO  Property,  the Master
Servicer  shall cause the  applicable  Servicer to protect and conserve,  such
REO  Property  in the  manner  and to the extent  required  by the  applicable
Servicing  Agreement,  in accordance with the REMIC Provisions and in a manner that  does not  result  in a tax on "net  income  from  foreclosure  property"
(unless such result would maximize the Trust Fund's  after-tax  return on such property)  or cause  such REO  Property  to fail to  qualify  as  "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

(b) The  Master  Servicer  shall,  to  the  extent  required  by  the  related
Servicing  Agreement,  cause the  applicable  Servicer  to  deposit  all funds collected  and received in  connection  with the operation of any REO Property in the Protected Account.

(c) The  Master  Servicer  and  the  applicable   Servicer,   upon  the  final
disposition of any REO Property,  shall be entitled to  reimbursement  for any related unreimbursed Monthly Advances and other unreimbursed  advances as well as any unpaid Servicing Fees from Liquidation  Proceeds received in connection with the  final  disposition  of such REO  Property;  provided,  that any such unreimbursed  Monthly  Advances  as well as any unpaid  Servicing  Fees may be reimbursed  or paid,  as the case may be, prior to final  disposition,  out of any net rental income or other net amounts derived from such REO Property.

(d) To  the  extent  provided  in  the  related   Servicing   Agreement,   the
Liquidation  Proceeds from the final  disposition of the REO Property,  net of any payment to the Master  Servicer  and the  applicable  Servicer as provided above  shall  be  deposited  in  the  Protected  Account  on or  prior  to the
Determination  Date in the month following  receipt thereof and be remitted by wire  transfer  in  immediately  available  funds to the Master  Servicer  for deposit  into the  related  Master  Servicer  Collection  Account  on the next succeeding Servicer Remittance Date.

Section 3.16      Annual Officer's Certificate as to Compliance.

(a) The Master  Servicer shall deliver to the Trustee and the Rating  Agencies on or before March 1 of each year,  commencing on March 1,  2005, an Officer's
Certificate,  certifying that with respect to the period ending December 31 of the prior year:  (i) such  Servicing  Officer has reviewed the  activities  of such Master  Servicer  during the preceding  calendar year or portion  thereof and its performance  under this Agreement,  (ii) to the best of such Servicing
Officer's knowledge,  based on such review, such Master Servicer has performed
and  fulfilled  its  duties,   responsibilities  and  obligations  under  this
Agreement  in all material  respects  throughout  such year,  or, if there has been a default in the  fulfillment  of any such  duties,  responsibilities  or obligations,  specifying each such default known to such Servicing Officer and the nature and status  thereof,  (iii) nothing  has come to the  attention  of such  Servicing  Officer to lead such  Servicing  Officer to believe  that any
Servicer  has  failed  to  perform  any of its  duties,  responsibilities  and obligations under its Servicing  Agreement in all material respects throughout such year,  or, if there has been a material  default  in the  performance  or fulfillment of any such duties,  responsibilities  or obligations,  specifying each such default  known to such  Servicing  Officer and the nature and status thereof.

(b) Copies of such statements shall be provided to any Certificateholder  upon request,  by the Master  Servicer or by the  Trustee at the Master  Servicer's
expense if the Master  Servicer  failed to provide such copies (unless (i) the
Master  Servicer  shall have failed to provide the Trustee with such statement or  (ii) the  Trustee  shall be unaware of the  Master  Servicer's  failure to provide such statement).

Section 3.17      Annual  Independent  Accountant's  Servicing  Report. If the
Master Servicer has, during the course of any fiscal year,  directly  serviced any of the  Mortgage  Loans,  then the Master  Servicer at its  expense  shall
cause  a  nationally   recognized   firm  of  independent   certified   public
accountants  to furnish a statement  to the Trustee,  the Rating  Agencies and the Depositor on or before March 1 of each year,  commencing on March 1,  2005 to the effect that,  with respect to the most recently ended fiscal year, such firm has  examined  certain  records  and  documents  relating  to the  Master
Servicer's  performance of its servicing  obligations under this Agreement and pooling and servicing and trust  agreements  in material  respects  similar to this  Agreement and to each other and that,  on the basis of such  examination conducted  substantially  in  compliance  with the audit program for mortgages serviced  for  Freddie  Mac or the  Uniform  Single  Attestation  Program  for
Mortgage  Bankers,  such firm is of the  opinion  that the  Master  Servicer's activities  have been  conducted in compliance  with this  Agreement,  or that such examination has disclosed no material items of  noncompliance  except for
(i) such  exceptions as such firm believes to be immaterial,  (ii) such  other exceptions as are set forth in such statement and (iii) such  exceptions  that the  Uniform  Single  Attestation  Program for  Mortgage  Bankers or the Audit
Program for  Mortgages  Serviced by Freddie Mac requires it to report.  Copies of such statements shall be provided to any Certificateholder  upon request by the Master  Servicer,  or by the Trustee at the expense of the Master Servicer if the Master  Servicer  shall fail to provide  such  copies.  If such  report discloses  exceptions that are material,  the Master Servicer shall advise the
Trustee  whether such  exceptions  have been or are  susceptible  of cure, and will take prompt action to do so.

Section 3.18      Reports  Filed  with  Securities  and  Exchange  Commission.
Within 15 days after each  Distribution  Date,  the  Securities  Administrator shall,  in accordance  with industry  standards,  file with the Commission via the Electronic Data Gathering and Retrieval System  ("EDGAR"),  a Form 8-K (or
other  comparable form containing the same or comparable  information or other information  mutually agreed upon) with a copy of the statement to the Trustee who shall (to the extent  received  from the  Securities  Administrator)  make available  (via  the  Trustee's  internet  website)  a  copy  of  the  monthly statement to the  Certificateholders  for such Distribution Date as an exhibit thereto.  Prior to  January  30 in each  year,  the  Securities  Administrator shall,  in accordance  with  industry  standards and only if instructed by the
Depositor,  file a Form 15  Suspension  Notice with respect to the Trust Fund, if  applicable.  Prior to (i) March 15,  2005 and (ii) unless and until a Form
15  Suspension  Notice  shall have been filed,  prior to March 15 of each year thereafter,  the Master  Servicer shall provide the  Securities  Administrator with a  Master  Servicer  Certification,  together  with a copy of the  annual independent  accountant's  servicing report and annual statement of compliance of each  Servicer,  in each case,  required  to be  delivered  pursuant to the related  Servicing  Agreement,  and,  if  applicable,  the annual  independent accountant's  servicing  report  and  annual  statement  of  compliance  to be delivered by the Master Servicer  pursuant to Sections 3.16 and 3.17. Prior to
(i) March 31,  2005,  or such  earlier  filing  date as may be required by the
Commission,  and (ii) unless and until a Form 15 Suspension  Notice shall have been filed,  March 31 of each year thereafter,  or such earlier filing date as may be required by the Commission,  the Securities Administrator shall prepare and file a Form 10-K,  in substance  conforming  to industry  standards,  with respect  to the  Trust.  Such Form 10-K  shall  include  the  Master  Servicer
Certification  and  other  documentation   provided  by  the  Master  Servicer
pursuant to the second preceding sentence.  The Depositor hereby grants to the
Securities  Administrator a limited power of attorney to execute and file each such  document  on behalf  of the  Depositor.  Such  power of  attorney  shall
continue   until  either  the  earlier  of  (i)  receipt  by  the   Securities
Administrator  from the  Depositor  of  written  termination  of such power of attorney and (ii) the  termination of the Trust Fund. The Depositor  agrees to promptly  furnish  to the  Securities  Administrator,  from  time to time upon request,  such further  information,  reports and financial  statements within its  control  related  to  this  Agreement  and  the  Mortgage  Loans  as  the
Securities  Administrator reasonably deems appropriate to prepare and file all necessary  reports with the  Commission.  The Securities  Administrator  shall have no  responsibility  to file any items other than those  specified in this
Section 3.18; provided,  however, the Securities  Administrator will cooperate with the Depositor in connection  with any additional  filings with respect to the Trust Fund as the Depositor deems necessary under the Securities  Exchange
Act of 1934, as amended (the "Exchange  Act").  Fees and expenses  incurred by the Securities  Administrator  in connection  with this Section 3.18 shall not be reimbursable from the Trust Fund.

Section 3.19      The Company.  On the Closing Date,  the Company will receive from the Depositor a payment of $5,000.

Section 3.20      UCC.  The  Depositor  shall inform the Trustee in writing of any  Uniform  Commercial  Code  financing  statements  that were  filed on the
Closing  Date in  connection  with the Trust with stamped  recorded  copies of such  financing  statements  to be  delivered  to the  Trustee  promptly  upon receipt  by the  Depositor.  The  Trustee  agrees to  monitor  and  notify the
Depositor if any  continuation  statements  for such Uniform  Commercial  Code financing  statements  need to be  filed.  If  directed  by the  Depositor  in writing, the Trustee will file any such continuation  statements solely at the expense of the Depositor.  The Depositor  shall file any financing  statements or amendments thereto required by any change in the Uniform Commercial Code.

Section 3.21      Optional Purchase of Defaulted Mortgage Loans.

(a) With respect to any Mortgage  Loan which as of the first day of a Calendar
Quarter is  delinquent  in  payment by 90 days or more or is an REO  Property, the  Company  shall have the right to  purchase  such  Mortgage  Loan from the
Trust at a price equal to the  Repurchase  Price;  provided  however  (i) that such Mortgage  Loan is still 90 days or more  delinquent or is an REO Property as of the  date  of  such  purchase  and  (ii) this  purchase  option,  if not theretofore  exercised,  shall  terminate on the date prior to the last day of the related Calendar Quarter.  This purchase option,  if not exercised,  shall not be thereafter  reinstated unless the delinquency is cured and the Mortgage
Loan  thereafter  again  becomes 90 days or more  delinquent or becomes an REO
Property,  in which case the option shall again become  exercisable  as of the first day of the related Calendar Quarter.

(b) If at any time the  Company  remits to the Master  Servicer a payment  for deposit in the Master Servicer  Collection  Account covering the amount of the
Repurchase  Price for such a Mortgage  Loan,  and the Company  provides to the
Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been deposited in the Master Servicer  Collection Account, then the Trustee  shall  execute the  assignment  of such Mortgage Loan to the
Company at the  request of the Company  without  recourse,  representation  or warranty and the Company shall succeed to all of the  Trustee's  right,  title and interest in and to such  Mortgage  Loan,  and all  security and  documents relative  thereto.  Such  assignment  shall be an assignment  outright and not for  security.  The Company will  thereupon  own such  Mortgage,  and all such security and documents,  free of any further  obligation to the Trustee or the
Certificateholders with respect thereto.

                                  ARTICLE IV
                                   Accounts

Section 4.01      Protected  Accounts.  (a) The Master  Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected  Account in accordance  with the  applicable  Servicing  Agreement,  with records to be kept with  respect  thereto on a Mortgage  Loan by Mortgage  Loan basis,  into which  accounts  shall be deposited  within 48 hours (or as of such other time specified in the related Servicing  Agreement) of receipt,  all collections of principal  and  interest  on any  Mortgage  Loan and with  respect  to any REO
Property received by a Servicer,  including Principal  Prepayments,  Insurance
Proceeds,  Liquidation  Proceeds and  advances  made from the  Servicer's  own funds (less servicing  compensation  as permitted by the applicable  Servicing
Agreement in the case of any  Servicer)  and all other amounts to be deposited
in  the  Protected  Account.   The  Servicer  is  hereby  authorized  to  make
withdrawals  from and deposits to the related  Protected  Account for purposes required  or  permitted  by this  Agreement.  To the  extent  provided  in the related  Servicing  Agreement,  the  Protected  Account  shall  be  held  by a
Designated  Depository  Institution  and  segregated  on  the  books  of  such institution in the name of the Trustee for the benefit of Certificateholders.

(b) To the extent  provided in the  related  Servicing  Agreement,  amounts on deposit in a Protected  Account may be invested in  Permitted  Investments  in the name of the Trustee for the benefit of  Certificateholders  and, except as provided in the  preceding  paragraph,  not  commingled  with any other funds.
Such Permitted  Investments shall mature, or shall be subject to redemption or withdrawal,  no later  than the date on which such  funds are  required  to be withdrawn for deposit in the Master Servicer Collection Account,  and shall be held until  required  for such  deposit.  The  income  earned  from  Permitted
Investments  made pursuant to this  Section 4.01  shall be paid to the related
Servicer under the  applicable  Servicing  Agreement,  and the risk of loss of moneys  required to be  distributed to the  Certificateholders  resulting from such  investments  shall be borne by and be the risk of the related  Servicer.
The  related  Servicer  (to the extent  provided in the  Servicing  Agreement)
shall deposit the amount of any such loss in the Protected  Account within two
Business Days of receipt of  notification  of such loss but not later than the second  Business  Day prior to the  Distribution  Date on which the  moneys so invested are required to be distributed to the Certificateholders.

(c) To the extent provided in the related  Servicing  Agreement and subject to this  Article  IV, on or before each  Servicer  Remittance  Date,  the related
Servicer  shall  withdraw or shall cause to be  withdrawn  from its  Protected
Accounts and shall immediately  deposit or cause to be deposited in the Master
Servicer  Collection  Account amounts  representing the following  collections and  payments  (other  than with  respect to  principal  of or interest on the
Mortgage  Loans due on or before the Cut-off  Date) with  respect to each Loan
Group:

(i) Scheduled  Payments on the Mortgage Loans received or any related  portion thereof  advanced by such Servicer  pursuant to its Servicing  Agreement which were due during or before the related Due  Period,  net of the amount  thereof comprising  its  Servicing  Fee or any fees with  respect  to any  lender-paid primary mortgage insurance policy;

(ii) Full Principal  Prepayments and any Liquidation Proceeds received by such
Servicer with respect to the Mortgage Loans in the related  Prepayment  Period
(or, in the case of  Subsequent  Recoveries,  during the related Due  Period), with  interest to the date of  prepayment  or  liquidation,  net of the amount thereof comprising its Servicing Fee;

(iii) Partial  Principal   Prepayments  received  by  such  Servicer  for  the
Mortgage Loans in the related Prepayment Period; and

(iv) Any amount to be used as a Monthly Advance.

(d) Withdrawals  may be made  from an  Account  only  to make  remittances  as provided in  Section 4.01(c),  4.02 and 4.03; to reimburse the Master Servicer or a Servicer for Monthly  Advances  which have been  recovered by  subsequent collections from the related Mortgagor;  to remove amounts deposited in error;
to remove fees,  charges or other such amounts deposited on a temporary basis;
or to clear and terminate the account at the  termination of this Agreement in accordance  with  Section 10.01.  As provided in Sections  4.01(c) and 4.02(b)
certain  amounts  otherwise  due to the  Servicers may be retained by them and need not be deposited in the Master Servicer Collection Account.

      (e)   The  Master  Servicer  shall not waive (or  permit a  Servicer  to waive) any Prepayment  Charge  unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and
other  similar  laws  relating  to  creditors'  rights  generally,   (ii)  the
enforcement  thereof is  illegal,  or any local,  state or federal  agency has threatened  legal  action if the  prepayment  penalty is  enforced,  (iii) the collectability  thereof  shall  have  been  limited  due  to  acceleration  in connection  with a  foreclosure  or other  involuntary  payment  or (iv)  such waiver is standard  and  customary  in servicing  similar  Mortgage  Loans and relates to a default or a  reasonably  foreseeable  default and would,  in the reasonable  judgment  of the  Master  Servicer,  maximize  recovery  of  total proceeds  taking  into  account  the value of such  Prepayment  Charge and the related  Mortgage  Loan.  In  no  event  will  the  Master  Servicer  waive  a
Prepayment  Charge in connection with a refinancing of a Mortgage Loan that is
not  related  to  a  default  or  a  reasonably   foreseeable  default.  If  a
Prepayment Charge is waived, but does not meet the standards  described above, then  the  Master  Servicer  is  required  to pay the  amount  of such  waived
Prepayment Charge,  for the benefit of the Class R Certificates,  by remitting such amount to the Trustee by the Distribution Account Deposit Date.

Section 4.02      Master   Servicer   Collection   Account.   (a)  The  Master
Servicer  shall  establish  and maintain in the name of the  Trustee,  for the benefit of the  Certificateholders,  the Master Servicer Collection Account as
a  segregated  trust  account  or  accounts.  The Master  Servicer  Collection
Account  shall be an Eligible  Account.  The Master  Servicer  will deposit in the Master  Servicer  Collection  Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

(i) Any amounts withdrawn from a Protected Account;

(ii) Any Monthly Advance and any Compensating Interest Payments;

(iii) Any Insurance  Proceeds or Net  Liquidation  Proceeds  received by or on behalf of the Master  Servicer  or which  were not  deposited  in a  Protected
Account;

(iv) The Repurchase  Price with respect to any Mortgage Loans purchased by the
Seller  pursuant to the Mortgage Loan  Purchase  Agreement or Sections 2.02 or
2.03 hereof,  any amounts which are to be treated  pursuant to Section 2.04 of this  Agreement as the payment of a Repurchase  Price in  connection  with the tender of a Substitute  Mortgage Loan by the Seller, the Repurchase Price with
respect  to  any  Mortgage  Loans   purchased  by  the  Company   pursuant  to
Section 3.21,  and all  proceeds of any  Mortgage  Loans or property  acquired with respect thereto  repurchased by the Depositor or its designee pursuant to
Section 10.01;

(v) Any  amounts   required  to  be  deposited   with  respect  to  losses  on
investments of deposits in an Account; and

(vi) Any other  amounts  received by or on behalf of the Master  Servicer  and required to be deposited in the Master Servicer  Collection  Account  pursuant to this Agreement.

(b) All amounts deposited to the Master Servicer  Collection  Account shall be held by the  Master  Servicer  in the name of the  Trustee  in  trust  for the benefit of the  Certificateholders in accordance with the terms and provisions of  this  Agreement.  The  requirements  for  crediting  the  Master  Servicer
Collection  Account or the Distribution  Account shall be exclusive,  it being understood and agreed that,  without limiting the generality of the foregoing, payments  in  the  nature  of  (i)  prepayment  or  late  payment  charges  or
assumption,   tax  service,   statement   account  or  payoff,   substitution,
satisfaction,  release  and  other  like fees and  charges  and (ii) the items enumerated  in Sections  4.05(a)(i)  through (iv) and (vi) through  (xii) with respect to the Securities  Administrator and the Master Servicer,  need not be credited by the Master  Servicer or the Servicer to the  Distribution  Account
or the Master Servicer Collection  Account,  as applicable.  In the event that
the  Master   Servicer   shall  deposit  or  cause  to  be  deposited  to  the
Distribution  Account  any amount not  required to be  credited  thereto,  the
Trustee,  upon  receipt of a written  request  therefor  signed by a Servicing
Officer of the Master  Servicer,  shall  promptly  transfer such amount to the
Master Servicer, any provision herein to the contrary notwithstanding.

(c) The amount at any time credited to the Master Servicer  Collection Account may be invested,  in the name of the Trustee, or its nominee,  for the benefit of the  Certificateholders,  in  Permitted  Investments  as directed by Master
Servicer.  All Permitted  Investments shall mature or be subject to redemption or  withdrawal  on or before,  and shall be held  until,  the next  succeeding
Distribution  Account  Deposit  Date.  Any  and  all  investment  earnings  on amounts on deposit in the Master  Servicer  Account from time to time shall be for the  account of the Master  Servicer.  The  Master  Servicer  from time to time shall be  permitted  to withdraw or receive  distribution  of any and all investment  earnings  from the Master  Servicer  Account.  The risk of loss of moneys  required to be  distributed to the  Certificateholders  resulting from such  investments  shall be borne by and be the risk of the  Master  Servicer.
The Master  Servicer  shall  deposit the amount of any such loss in the Master
Servicer   Collection   Account   within  two  Business  Days  of  receipt  of
notification  of such loss but not later than the second Business Day prior to the  Distribution  Date on which the moneys so  invested  are  required  to be distributed to the Certificateholders.

Section 4.03      Permitted   Withdrawals  and  Transfers  from  the  Master
Servicer Collection  Account.  (a) The Master Servicer will, from time to time on demand of a Servicer or the Securities  Administrator,  make or cause to be made  such  withdrawals  or  transfers  from the  Master  Servicer  Collection
Account as the Master  Servicer has designated for such transfer or withdrawal pursuant to this  Agreement and the related  Servicing  Agreement.  The Master
Servicer  may clear and  terminate  the  Master  Servicer  Collection  Account pursuant to  Section 10.01  and remove  amounts from time to time deposited in error.

(b) On an ongoing  basis,  the Master  Servicer shall withdraw from the Master
Servicer Collection Account (i) any expenses  recoverable by the Trustee,  the
Master Servicer or the Securities  Administrator or the Custodian  pursuant to
Sections  3.03,  7.04 and 9.05 and  (ii) any  amounts  payable  to the  Master
Servicer as set forth in Section 3.14.

(c) In addition,  on or before each  Distribution  Account  Deposit Date,  the
Master  Servicer  shall deposit in the  Distribution  Account (or remit to the
Trustee for deposit therein) any Monthly  Advances  required to be made by the
Master Servicer with respect to the Mortgage Loans.

(d) No later  than  3:00  p.m.  New  York  time on each  Distribution  Account
Deposit  Date,  the Master  Servicer  will  transfer  all  Available  Funds on deposit in the Master Servicer  Collection Account with respect to the related
Distribution Date to the Trustee for deposit in the Distribution Account.

Section 4.04      Distribution  Account.  (a) The Trustee shall  establish and
maintain   in  the   name   of  the   Trustee,   for   the   benefit   of  the
Certificateholders,  the Distribution Account as a segregated trust account or accounts.

(b) All amounts  deposited to the  Distribution  Account  shall be held by the
Trustee  in  the  name  of  the  Trustee  in  trust  for  the  benefit  of the
Certificateholders  in  accordance  with  the  terms  and  provisions  of this
Agreement.

(c) The  Distribution  Account  shall  constitute a trust account of the Trust
Fund  segregated  on the books of the Trustee and held by the Trustee in trust in its Corporate  Trust  Office,  and the  Distribution  Account and the funds deposited  therein shall not be subject to, and shall be protected  from,  all claims,  liens, and encumbrances of any creditors or depositors of the Trustee or the  Master  Servicer  (whether  made  directly,  or  indirectly  through a
liquidator  or  receiver  of  the  Trustee  or  the  Master   Servicer).   The
Distribution  Account  shall be an  Eligible  Account.  The amount at any time credited  to the  Distribution  Account  shall be  (i) held  in cash and fully insured by the FDIC to the maximum coverage  provided thereby or (ii) invested in the name of the  Trustee,  in such  Permitted  Investments  selected by the
Master   Servicer  or  deposited  in  demand  deposits  with  such  depository institutions as selected by the Master  Servicer,  provided that time deposits
of  such  depository  institutions  would  be  a  Permitted  Investment.   All
Permitted  Investments  shall mature or be subject to redemption or withdrawal on or before,  and shall be held until, the next succeeding  Distribution Date if the  obligor  for such  Permitted  Investment  is the  Trustee  or, if such obligor is any other  Person,  the Business Day  preceding  such  Distribution
Date.  All  investment  earnings  on amounts  on  deposit in the  Distribution
Account or benefit  from funds  uninvested  therein from time to time shall be for  the  account  of the  Master  Servicer.  The  Master  Servicer  shall  be permitted  to  withdraw  or  receive  distribution  of any and all  investment earnings from the  Distribution  Account on each  Distribution  Date. If there is any loss on a Permitted  Investment or demand deposit,  the Master Servicer shall  remit the  amount of the loss to the  Trustee  who shall  deposit  such amount in the Distribution  Account.  With respect to the Distribution Account and the funds  deposited  therein,  the Master Servicer shall take such action as may be  necessary to ensure that the  Certificateholders  shall be entitled to the  priorities  afforded to such a trust  account (in  addition to a claim against the estate of the  Trustee) as  provided  by 12 U.S.C.  § 92a(e),  and applicable  regulations  pursuant  thereto,  if applicable,  or any applicable comparable state statute applicable to state chartered banking corporations.

Section 4.05      Permitted  Withdrawals and Transfers from the  Distribution
Account.  (a) The  Trustee  will,  from time to time on  demand of the  Master
Servicer  or the  Securities  Administrator,  make or  cause  to be made  such withdrawals or transfers from the Distribution  Account as the Master Servicer has designated for such transfer or withdrawal  pursuant to this Agreement and the Servicing  Agreements or as the  Securities  Administrator  has instructed hereunder for the following  purposes  (limited in the case of amounts due the
Master  Servicer to those not withdrawn  from the Master  Servicer  Collection
Account in accordance with the terms of this Agreement):

(i) to reimburse the Master  Servicer or any Servicer for any Monthly  Advance
of its  own  funds,  the  right  of  the  Master  Servicer  or a  Servicer  to
reimbursement   pursuant  to  this  subclause  (i) being  limited  to  amounts received on a particular  Mortgage  Loan  (including,  for this  purpose,  the
Repurchase Price therefor,  Insurance Proceeds and Liquidation Proceeds) which represent  late payments or recoveries of the principal of or interest on such
Mortgage Loan with respect to which such Monthly Advance was made;

(ii) to reimburse the Master Servicer or any Servicer from Insurance  Proceeds or  Liquidation  Proceeds  relating to a particular  Mortgage Loan for amounts expended by the Master  Servicer or such  Servicer in good faith in connection with the  restoration of the related  Mortgaged  Property which was damaged by an Uninsured  Cause or in  connection  with the  liquidation  of such Mortgage
Loan;

(iii) to  reimburse  the  Master  Servicer  or  any  Servicer  from  Insurance
Proceeds relating to a particular  Mortgage Loan for insured expenses incurred with respect to such  Mortgage  Loan and to reimburse  the Master  Servicer or such Servicer from  Liquidation  Proceeds from a particular  Mortgage Loan for
Liquidation  Expenses  incurred with respect to such Mortgage  Loan;  provided
that  the  Master  Servicer  shall  not  be  entitled  to  reimbursement   for
Liquidation  Expenses  with  respect  to a Mortgage  Loan to the  extent  that
(i) any  amounts  with  respect  to such  Mortgage  Loan  were  paid as Excess
Liquidation  Proceeds  pursuant to clause (xi) of this Section  4.05(a) to the
Master Servicer;  and (ii) such  Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

(iv) to  pay  the  Master  Servicer  or any  Servicer,  as  appropriate,  from
Liquidation  Proceeds or Insurance  Proceeds  received in connection  with the liquidation  of any Mortgage  Loan,  the amount  which the Master  Servicer or such  Servicer  would have been  entitled to receive under clause (ix) of this
Section  4.05(a)  as  servicing  compensation  on  account  of each  defaulted scheduled  payment  on such  Mortgage  Loan if paid in a timely  manner by the related Mortgagor;

(v) to pay the Master  Servicer or any Servicer from the Repurchase  Price for any  Mortgage  Loan,  the amount  which the Master  Servicer or such  Servicer would have been entitled to receive under clause (ix) of this Section  4.05(a)
as servicing compensation;

(vi) to  reimburse  the Master  Servicer or any Servicer for advances of funds
(other than Monthly  Advances)  made with respect to the Mortgage  Loans,  and the right to  reimbursement  pursuant to this clause being  limited to amounts received  on the related  Mortgage  Loan  (including,  for this  purpose,  the
Repurchase Price therefor,  Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

(vii) to  reimburse  the  Master  Servicer  or any  Servicer  for any  Monthly
Advance or advance,  after a Realized Loss has been  allocated with respect to the  related  Mortgage  Loan if the  Monthly  Advance or advance  has not been reimbursed pursuant to clauses (i) and (vi);

(viii)      to pay the Master Servicer as set forth in Section 3.14;

(ix) to reimburse  the Master  Servicer for  expenses,  costs and  liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

(x) to pay to the Master Servicer, as additional servicing  compensation,  any
Excess  Liquidation  Proceeds  to the  extent  not  retained  by  the  related
Servicer;

(xi) to  reimburse  or pay any  Servicer  any such  amounts as are due thereto under the  applicable  Servicing  Agreement  and have not been  retained by or paid  to the  Servicer,  to the  extent  provided  in  the  related  Servicing
Agreement;

(xii) to reimburse the Trustee, the Securities  Administrator or the Custodian
for  expenses,  costs  and  liabilities  incurred  by  or  reimbursable  to it pursuant to this Agreement;

(xiii)      to remove amounts deposited in error; and

(xiv) to  clear  and   terminate   the   Distribution   Account   pursuant  to
Section 10.01.

(b) The Master  Servicer  shall keep and maintain  separate  accounting,  on a
Mortgage  Loan by Mortgage Loan basis,  for the purpose of accounting  for any reimbursement  from the  Distribution  Account pursuant to clauses (i) through
(vi) and (viii) or with  respect  to any such  amounts  which  would have been covered  by such  clauses  had the  amounts  not been  retained  by the Master
Servicer  without being  deposited in the  Distribution  Account under Section
4.02(b).  Reimbursements  made pursuant to clauses (vii), (ix), (xi) and (xii)
will be  allocated  between  the Loan  Groups pro rata based on the  aggregate
Stated Principal Balances of the Mortgage Loans in each Loan Group.

(c) On each  Distribution  Date,  the Trustee  shall  distribute  the Interest
Funds,  Principal  Funds and  Available  Funds to the extent on deposit in the
Distribution  Account for each Loan  Group to the Holders of the  Certificates in accordance with distribution  instructions provided to it by the Securities
Administrator no later than two Business Days prior to such  Distribution Date
and   determined  by  the   Securities   Administrator   in  accordance   with
Section 6.01.

      Section  4.06  Reserve  Fund.  (a) On or before the  Closing  Date,  the
Trustee  shall  establish a Reserve Fund on behalf of the Holders of the Group
I Offered  Certificates.  The Reserve  Fund must be an Eligible  Account.  The
Reserve Fund shall be entitled  "Reserve Fund,  JPMorgan Chase Bank as Trustee for the benefit of holders of Structured  Asset Mortgage  Investments II Inc.,
Bear Stearns ALT-A Trust 2004-11, Mortgage Pass-Through  Certificates,  Series
2004-11,  Class I-A-1,  Class I-A-2, Class I-M-1, Class I-M-2, Class I-B-1 and
Class I-B-2".  The Trustee  shall demand  payment of all money payable by Bear
Stearns Financial Products Inc. (the "Counterparty")  under the Cap Contracts.
The Trustee  shall  deposit in the Reserve  Fund all  payments  received by it
from  the   Counterparty   pursuant  to  the  Cap  Contracts   and,  prior  to
distribution  of such  amounts  pursuant to Section  6.01.1(a),  all  payments described  under the eighth and ninth  clauses of Section  6.01.1(a).  On each
Distribution  Date,  the Trustee shall remit  amounts  received by it from the
Counterparty to the Holders of the applicable Group I Offered  Certificates in the manner provided in Section 6.01.1(b).

      (b)   The Reserve Fund is an "outside  reserve  fund" within the meaning of Treasury  Regulation  '1.860G-2(h)  and shall be an asset of the Trust Fund but not an asset of any  2004-11  REMIC.  The  Trustee  on behalf of the Trust shall be the  nominal  owner of the  Reserve  Fund.  For  federal  income  tax purposes,  the Class B-IO  Certificateholder  shall be the beneficial owner of the Reserve Fund,  subject to the power of the Trustee to  distribute  amounts under Section  6.01.1(b) and the eighth and ninth clauses of Section 6.01.1(a)
and shall report items of income,  deduction,  gain or loss arising therefrom.
For federal income tax purposes,  amounts  distributed  to  Certificateholders pursuant to the eighth and ninth clauses of Section  6.01.1(a) will be treated as first  distributed  to the Class B-IO  Certificates  and then paid from the
Class  B-IO  Certificateholders  to the  applicable  holders  of the  Group  I
Offered  Certificates.  Amounts in the  Reserve  Fund  shall,  at the  written direction of the Class B-IO Certificateholder,  be held either uninvested in a trust or deposit  account of the Trustee  with no  liability  for  interest or other  compensation  thereon or invested in Permitted  Investments that mature no later  than the  Business  Day  prior to the next  succeeding  Distribution
Date. To the extent that the Class B-IO  Certificateholders  have provided the
Trustee  with  such  written  direction  to  invest  such  funds in  Permitted
Investments,  on each  Distribution  Date the Trustee shall distribute all net income and gain from such  Permitted  Investments  in the Reserve  Fund to the
Class  B-IO  Certificateholder,  not  as a  distribution  in  respect  of  any interest in any  2004-11  REMIC.  All amounts  earned on amounts on deposit in the  Reserve  Fund shall be taxable to the Class B-IO  Certificateholder.  Any losses on such Permitted  Investments  shall not in any case be a liability of the  Trustee but an amount  equal to such  losses  shall be given by the Class
B-IO    Certificateholder   to   the   Trustee   out   of   the   Class   B-IO
Certificateholders'  own funds  immediately  as  realized,  for deposit by the
Trustee into the Reserve Fund.

      Section 4.07 Class XP Reserve  Account.  (a) The Master  Servicer  shall establish  and  maintain  with itself a separate,  segregated  trust  account, which shall be an  Eligible  Account,  titled  "Reserve  Account,  Wells Fargo
Bank, National Association,  as Master Servicer f/b/o Bear Stearns ALT-A Trust
2004-11,  Mortgage Pass-Through  Certificates,  Series 2004-11,  Class XP". On
the Closing Date,  the Depositor  shall deposit $100 into the Class XP Reserve
Account.  Funds on deposit in the Class XP  Reserve  Account  shall be held in trust by the Master Servicer for the holder of the Class XP Certificates.

      (b)   The amount on deposit  in the Class XP  Reserve  Account  shall be held  uninvested.  On the  earlier  of  (x)  the  Business  Day  prior  to the
Distribution  Date on which all the assets of the Trust  Fund are  repurchased as  described  in  Section  10.01(a)  and (y) the  Business  Day  prior to the
Distribution  Date  immediately  following the Prepayment  Period during which the last  Prepayment  Charge on the Group I  Mortgage  Loans is payable by the related  Mortgagor,  which  Prepayment  Period is the month of September 2010, the  Master  Servicer  shall  withdraw  the  amount on deposit in the Class XP
Reserve  Account and remit such  amount to the  Trustee  and  provide  written instruction to the Trustee to pay such amount to the Class XP  Certificates in reduction of the Certificate Principal Balance thereof.

                                  ARTICLE V

                                 Certificates

Section 5.01      Certificates.  (a) The  Depository,  the  Depositor  and the
Trustee have entered into a Depository  Agreement dated as of the Closing Date
(the  "Depository  Agreement").  Except  for the  Residual  Certificates,  the
Private  Certificates  and the  Individual  Certificates  and as  provided  in
Section 5.01(b),  the Certificates shall at all times remain registered in the name of the  Depository or its nominee and at all times:  (i) registration  of such  Certificates may not be transferred by the Trustee except to a successor to the  Depository;  (ii) ownership  and  transfers  of  registration  of such
Certificates  on the books of the  Depository  shall be governed by applicable rules  established  by the  Depository;  (iii) the  Depository may collect its
usual  and  customary   fees,   charges  and  expenses  from  its   Depository
Participants;   (iv)  the   Trustee   shall  deal  with  the   Depository   as
representative  of  such  Certificate   Owners  of  the  respective   Class of
Certificates  for  purposes  of  exercising  the rights of  Certificateholders under  this  Agreement,  and  requests  and  directions  for and votes of such representative  shall not be deemed to be  inconsistent  if they are made with respect to  different  Certificate  Owners;  and (v) the  Trustee may rely and shall  be  fully  protected  in  relying  upon  information  furnished  by the
Depository with respect to its Depository Participants.

      The Residual  Certificates  and the Private  Certificates  are initially
Physical  Certificates.  If at any time the Holders of all of the Certificates of one or more such  Classes  request  that the  Trustee  cause such  Class to become  Global  Certificates,  the  Trustee and the  Depositor  will take such action as may be  reasonably  required to cause the  Depository to accept such
Class or Classes for trading if it may legally be so traded.

      All  transfers  by  Certificate  Owners of such  respective  Classes  of
Book-Entry   Certificates  and  any  Global  Certificates  shall  be  made  in accordance  with the procedures  established by the Depository  Participant or
brokerage  firm   representing  such  Certificate   Owners.   Each  Depository
Participant shall only transfer Book-Entry  Certificates of Certificate Owners it represents  or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

(b) If  (i)(A)  the  Depositor   advises  the  Trustee  in  writing  that  the
Depository   is  no  longer   willing  or  able  to  properly   discharge  its
responsibilities  as  Depository  and (B) the  Depositor is unable to locate a qualified  successor  within  30  days or  (ii) the  Depositor  at its  option advises  the Trustee in writing  that it elects to  terminate  the  book-entry system through the  Depository,  the Trustee shall request that the Depository notify all  Certificate  Owners of the occurrence of any such event and of the availability  of  definitive,  fully  registered  Certificates  to Certificate
Owners   requesting   the  same.   Upon   surrender  to  the  Trustee  of  the
Certificates by the Depository,  accompanied by registration instructions from the  Depository  for  registration,  the Trustee  shall  issue the  definitive
Certificates.

      In  addition,  if an Event of Default has  occurred  and is  continuing, each  Certificate  Owner  materially  adversely  affected  thereby may at its option request a definitive  Certificate  evidencing such Certificate Owner's interest  in the  related  Class  of  Certificates.  In  order  to make  such request,  such Certificate  Owner shall,  subject to the rules and procedures
 of  the  Depository,   provide  the  Depository  or  the  related  Depository
 Participant  with  directions  for the  Trustee  to  exchange  or  cause  the exchange of the  Certificate  Owner's  interest in such Class of Certificates for  an  equivalent  interest  in  fully  registered  definitive  form.  Upon receipt by the Trustee of  instructions  from the  Depository  directing  the
 Trustee to effect such exchange  (such  instructions  to contain  information regarding the Class of  Certificates  and the Certificate  Principal  Balance
 being exchanged,  the Depository  Participant  account to be debited with the decrease,  the  registered  holder  of  and  delivery  instructions  for  the definitive Certificate,  and any other information reasonably required by the
 Trustee),  (i) the  Trustee  shall  instruct  the  Depository  to reduce  the
 related  Depository   Participant's  account  by  the  aggregate  Certificate
 Principal  Balance of the  definitive  Certificate,  (ii) the  Trustee  shall execute  and  deliver,  in  accordance  with the  registration  and  delivery instructions provided by the Depository,  a Definitive Certificate evidencing such  Certificate  Owner's  interest in such Class of Certificates  and (iii)
 the  Trustee  shall  execute  a new  Book-Entry  Certificate  reflecting  the reduction in the  aggregate  Certificate  Principal  Balance of such Class of
 Certificates by the amount of the definitive Certificates.

      Neither the  Depositor  nor the Trustee shall be liable for any delay in the delivery of any  instructions  required  pursuant to this Section 5.01(b)
 and may  conclusively  rely on, and shall be  protected  in relying  on, such instructions.

(c) (i)  As provided herein, the REMIC  Administrator will make an election to treat the segregated pool of assets  consisting of the Group II Mortgage Loans and certain  other  related  assets  subject to this  Agreement as a REMIC for federal  income  tax  purposes,  and such  segregated  pool of assets  will be designated  as  "REMIC I."  Component  I  of  the  Class R  Certificates  will represent  the sole Class of  "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under federal  income tax law. The following table  irrevocably  sets forth the  designation,  pass-through  rate
(the "Uncertificated  Pass-Through Rate") and initial Uncertificated Principal
Balance for each of the "regular  interests" in REMIC I (the "REMIC I  Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely for purposes of satisfying  Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each  REMIC I  Regular  Interest  shall  be the  Maturity  Date.  None  of the
REMIC I  Regular   Interests  will  be  certificated.   The  REMIC  I  Regular
Interests  and  the  REMIC  I  Residual   Interest  will  have  the  following
designations, initial balances and pass-through rates:

Class
Designation for
each REMIC I
Regular
Interest and                             Initial
Component I of   Type                 Uncertificated
the Class R      of      Pass-Through   Principal     Final Maturity
Certificates     Interest    Rate        Balance          Date*
----------------------------------------------------------------------
Class Y-1        Regular Variable(1)      $30,391.57  November 2034
Class Y-2        Regular Variable(2)      $81,025.60  November 2034
Class Y-3        Regular Variable(3)      $33,287.98  November 2034
Class Y-4        Regular Variable(4)      $18,995.57  November 2034
Class Y-5        Regular Variable(5)      $55,775.01  November 2034
Class Y-6        Regular Variable(6)      $24,467.94  November 2034
Class Z-1        Regular Variable(1)  $60,752,757.43  November 2034
Class Z-2        Regular Variable(2)  $161,970,168.40 November 2034
Class Z-3        Regular Variable(3)  $66,542,677.02  November 2034
Class Z-4        Regular Variable(4)  $37,972,136.43  November 2034
Class Z-5        Regular Variable(5)  $111,501,197.99 November 2034
Class Z-6        Regular Variable(6)  $48,914,451.06  November 2034
Component I of
the Class R      Residual                       $100  November 2034

*  The Distribution Date in the specified month,  which is the month following the month the  latest  maturing  Mortgage  Loan in the  related  Loan Group matures.  For  federal  income  tax  purposes,  for each  Class of  REMIC I
   Regular and Residual  Interests,  the "latest possible maturity date" shall be the Final Maturity Date.
(1)         Interest  distributed to the REMIC I Regular Interests Y-1 and Z-1 on each  Distribution Date will have accrued at the weighted average of the
   Net  Rates  for the  Group  II-1  Loans  on the  applicable  Uncertificated
   Principal Balance outstanding immediately before such Distribution Date.
(2)         Interest  distributed to the REMIC I Regular Interests Y-2 and Z-2 on each  Distribution Date will have accrued at the weighted average of the
   Net  Rates  for the  Group  II-2  Loans  on the  applicable  Uncertificated
   Principal Balance outstanding immediately before such Distribution Date.
(3)         Interest  distributed to the REMIC I Regular Interests Y-3 and Z-3 on each  Distribution Date will have accrued at the weighted average of the
   Net  Rates  for the  Group  II-3  Loans  on the  applicable  Uncertificated
   Principal Balance outstanding immediately before such Distribution Date.
(4)         Interest  distributed to the REMIC I Regular Interests Y-4 and Z-4 on each  Distribution Date will have accrued at the weighted average of the
   Net  Rates  for the  Group  II-4  Loans  on the  applicable  Uncertificated
   Principal Balance outstanding immediately before such Distribution Date.
(5)         Interest  distributed to the REMIC I Regular Interests Y-5 and Z-5 on each  Distribution Date will have accrued at the weighted average of the
   Net  Rates  for the  Group  II-5  Loans  on the  applicable  Uncertificated
   Principal Balance outstanding immediately before such Distribution Date.
(6)         Interest  distributed to the REMIC I Regular Interests Y-6 and Z-6 on each  Distribution Date will have accrued at the weighted average of the
   Net  Rates  for the  Group  II-6  Loans  on the  applicable  Uncertificated
   Principal Balance outstanding immediately before such Distribution Date.

            (ii)              As provided  herein,  the  Trustee  will make an
election  to treat the  segregated  pool of assets  consisting  of the Group I
Loans and certain other  related  assets  subject to this  Agreement as a real estate  mortgage  investment  conduit  (a  "REMIC")  for  federal  income  tax
purposes,   and  such   segregated  pool  of  assets  will  be  designated  as
"REMIC II."  Component II of the Class R  Certificates will represent the sole
Class of   "residual   interests"  in  REMIC II  for  purposes  of  the  REMIC
Provisions  (as defined  herein) under  federal  income tax law. The following
table   irrevocably   sets  forth  the   designation,   remittance  rate  (the
"Uncertificated   REMIC II  Pass-Through  Rate")  and  initial  Uncertificated
Principal  Balance  for  each of the  "regular  interests"  in  REMIC II  (the
"REMIC II   Regular   Interests").   The  "latest   possible   maturity  date"
(determined   solely  for   purposes   of   satisfying   Treasury   regulation
Section 1.860G-1(a)(4)(iii))  for each REMIC II  Regular Interest shall be the
Maturity Date.  None of the REMIC II Regular Interests will be certificated.

               Uncertificated
                   REMIC I
              ----------------     Initial Uncertificated
                Pass-Through              REMIC I                Latest Possible
 Designation        Rate             Principal Balance            Maturity Date
     LT1         Variable(1)        $814,558,432.64            November 25, 2034
     LT2         Variable(1)        $     15,428.83            November 25, 2034
     LT3            0.00%           $     66,041.76            November 25, 2034
     LT4         Variable(2)        $     66,041.76            November 25, 2034
_______________
(1)    The Class LT1 and LT2 REMIC II Regular Interests will bear interest at a variable rate equal to the weighted average of the Net Rates on the Group I
Mortgage Loans.

(2) Class LT4 REMIC II Regular Interests will bear interest at a variable rate equal to twice the weighted average of the Net Rates on the Group I
Mortgage Loans

            (iii) REMIC III will be  evidenced  by (x) the  REMIC III  Regular
Interests    (designated   below),    which   will   be   uncertificated   and
non-transferable  and are hereby  designated  as the  "regular  interests"  in
REMIC  III  and  have  the  principal  balances  and  accrue  interest  at the
Pass-Through  Rates equal to those set forth in this  Section 5.01(c)(iii) and
(y) an  interest in the Class R  Certificates  ("Component  III of the Class R
Certificates"),  which is hereby designated as the single "residual  interest"
in REMIC III.

      The  Classes  of the  REMIC  III  Interests  shall  have  the  following designations, initial principal amounts and Pass-Through Rates:

        Designation                     Initial       Pass-Through Rate
                                        Principal
            II-A-1       Regular         $57,348,000         (1)
            II-A-2       Regular        $152,895,000         (2)
            II-A-3       Regular         $62,814,000         (3)
            II-A-4       Regular         $35,844,000         (4)
            II-A-5       Regular        $105,254,000         (5)
            II-A-6a      Regular         $44,673,000         (6)
            II-A-6b      Regular          $1,500,000         (6)
            II-B-1       Regular          $9,270,000         (7)
            II-B-2       Regular          $7,074,000         (7)
            II-B-3       Regular          $4,879,000         (7)
            II-B-4       Regular          $2,927,000         (7)
            II-B-5       Regular          $2,195,000         (7)
            II-B-6       Regular          $1,224,431         (7)
                         Residual                            (8)
            Component
            III of
            Class R                               $0

----------

(1) The Class  II-A-1  REMIC III  Regular  Interests  will bear  interest at a variable  rate equal to the weighted  average of the Net Rates of the Group
   II-1  Loans.  The Pass  Through  Rate with  respect  to the first  Interest
   Accrual Period is 4.912% per annum.

(2) The Class  II-A-2  REMIC III  Regular  Interests  will bear  interest at a variable  rate equal to the weighted  average of the Net Rates of the Group
   II-2  Loans.  The Pass  Through  Rate with  respect  to the first  Interest
   Accrual Period is 4.975% per annum.

(3) The Class  II-A-3  REMIC III  Regular  Interests  will bear  interest at a variable  rate equal to the weighted  average of the Net Rates of the Group
   II-3  Mortgage  Loans.  The Pass  Through  Rate with  respect  to the first
   Interest Accrual Period is 5.052% per annum.

(4) The Class  II-A-4  REMIC III  Regular  Interests  will bear  interest at a variable  rate equal to the weighted  average of the Net Rates of the Group
   II-4  Mortgage  Loans.  The Pass  Through  Rate with  respect  to the first
   Interest Accrual Period is 5.023% per annum.

(5)   The Class II-A-5  REMIC III Regular  Interests  will bear  interest at a variable  rate equal to the weighted  average of the Net Rates of the Group
   II-5 Mortgage Loans.

(6)   The Class  II-A-6a  REMIC III Regular  Interests  and the Class  II-A-6b
   REMIC III Regular  Interests will bear interest at a variable rate equal to the  weighted  average of the Net Rates of the Group II-6  Mortgage  Loans.
   The Pass Through Rate with respect to the first Interest  Accrual Period is
   5.243% per annum.

(7) The Group II  Subordinate  REMIC III Regular  Interests will bear interest at a  variable  rate equal to the  weighted  average of the Net Rate of the
   Mortgage  Loans in each Mortgage  Loan Group  weighted in proportion to the results  of  subtracting  from  the  aggregate  principal  balance  of each
   Mortgage  Loan  Group,  the  Certificate  Principal  Balance of the related
   Classes of Senior REMIC III Regular Interests.

(8) Component  III of the  Class R  Certificates  will  not bear interest.

            (iv)  REMIC  IV will be  evidenced  by (x) the  REMIC  IV  Regular
Interests    (designated   below),    which   will   be   uncertificated   and
non-transferable  and are hereby  designated  as the  "regular  interests"  in
REMIC  IV  and  have  the  principal  balances  and  accrue  interest  at  the
Pass-Through  Rates  equal to those set forth in this  Section 5.01(c)(iv) and
(y) an  interest  in the Class R  Certificates  ("Component  IV of the Class R
Certificates"),  which is hereby designated as the single "residual  interest"
in REMIC IV.

      The Classes of the REMIC IV Regular  Interests  shall have the following designations, initial principal amounts and Pass-Through Rates:

        Designation                     Initial       Pass-Through Rate
                                        Principal
            I-A-1        Regular        $678,650,000         (1)
            I-A-2        Regular         $81,471,000         (2)
            II-A-1       Regular         $57,348,000         (3)
            II-A-2       Regular        $152,895,000         (4)
            II-A-3       Regular         $62,814,000         (5)
            II-A-4       Regular         $35,844,000         (6)
            II-A-5       Regular        $105,254,000         (7)
            II-X-A-5     Regular                  $0         (8)
            II-A-6a      Regular         $44,673,000         (9)
            II-A-6b      Regular          $1,500,000         (9)
            II-B-1       Regular          $9,270,000         (10)
            II-B-2       Regular          $7,074,000         (10)
            II-B-3       Regular          $4,879,000         (10)
            II-B-4       Regular          $2,927,000         (10)
            II-B-5       Regular          $2,195,000         (10)
            II-B-6       Regular          $1,224,431         (10)
            I-M-1        Regular         $20,775,000         (11)
            I-M-2        Regular         $15,887,000         (12)
            I-B-1        Regular          $8,554,000         (13)
            I-B-2        Regular          $6,518,000         (14)
            XP           Regular                $100         (15)
            B-IO-I       Regular                  $0         (16)
            and
            B-IO-P
            R            Residual                 $0         (17)

----------

(5) The  Class  I-A-1  REMIC IV  Regular  Interests  will bear  interest  at a variable  rate equal to the least of (i)  One-Month  LIBOR plus the related
   Margin,  (ii) 11.50% and (iii) the related Net Rate Cap.  The Pass  Through
   Rate with respect to the first Interest Accrual Period is 2.18% per annum.

(6) The  Class  I-A-2  REMIC IV  Regular  Interests  will bear  interest  at a variable  rate equal to the least of (i)  One-Month  LIBOR plus the related
   Margin,  (ii) 11.50% and (iii) the related Net Rate Cap.  The Pass  Through
   Rate with respect to the first Interest Accrual Period is 2.26% per annum.

(7) The Class  II-A-1  REMIC IV  Regular  Interests  will bear  interest  at a variable  rate equal to the weighted  average of the Net Rates of the Group
   II-1  Loans.  The Pass  Through  Rate with  respect  to the first  Interest
   Accrual Period is 4.912% per annum.

(8) The Class  II-A-2  REMIC IV  Regular  Interests  will bear  interest  at a variable  rate equal to the weighted  average of the Net Rates of the Group
   II-2  Loans.  The Pass  Through  Rate with  respect  to the first  Interest
   Accrual Period is 4.975% per annum.

(9) The Class  II-A-3  REMIC IV  Regular  Interests  will bear  interest  at a variable  rate equal to the weighted  average of the Net Rates of the Group
   II-3  Mortgage  Loans.  The Pass  Through  Rate with  respect  to the first
   Interest Accrual Period is 5.052% per annum.

(10) The Class  II-A-4  REMIC IV Regular  Interests  will bear  interest  at a variable  rate equal to the weighted  average of the Net Rates of the Group
   II-4  Mortgage  Loans.  The Pass  Through  Rate with  respect  to the first
   Interest Accrual Period is 5.023% per annum.

(7)   On or prior to the  Distribution  Date in August 2011,  the Class II-A-5
   REMIC IV Regular  Interests  will bear  interest at a variable Pass Through
   Rate  equal to the  weighted  average  of the Net Rates of the  Group  II-5
   Mortgage  Loans  minus  0.185% per annum.  After the  Distribution  Date in
   August  2011,  the  Class  II-A-5  REMIC IV  Regular  Interests  will  bear interest at a variable rate equal to the weighted  average of the Net Rates of the Group II-5 Mortgage Loans.

(8)   On or prior to the Distribution  Date in August 2011, the Class II-X-A-5
   REMIC IV Regular  Interests will bear interest at a fixed Pass Through Rate equal  to  0.185%  per  annum  based  on a  notional  amount  equal  to the aggregate  Certificate  Principal  Balance  of the  Class  II-A-5  REMIC IV
   Regular  Interests.  After the Distribution  Date in August 2011, the Class
   II-X-A-5 REMIC IV Regular Interests will not bear any interest.

(9)   The Class  II-A-6a  REMIC IV  Regular  Interests  and the Class  II-A-6b
   REMIC IV Regular  Interests  will bear interest at a variable rate equal to the  weighted  average of the Net Rates of the Group II-6  Mortgage  Loans.
   The Pass Through Rate with respect to the first Interest  Accrual Period is
   5.243% per annum.

(10) The Group II  Subordinate  REMIC IV Regular  Interests will bear interest at a  variable  rate equal to the  weighted  average of the Net Rate of the
   Mortgage  Loans in each Mortgage  Loan Group  weighted in proportion to the results  of  subtracting  from  the  aggregate  principal  balance  of each
   Mortgage  Loan  Group,  the  Certificate  Principal  Balance of the related
   Classes of Senior Certificates.

(11)  The Class I-M-1 REMIC IV Regular  Interests will bear interest at a rate equal to the least of (i)  One-Month  LIBOR plus the related  Margin,  (ii)
   11.50%  and (iii) the  related  Net Rate Cap.  The Pass  Through  Rate with respect to the first Interest Accrual Period is 2.44% per annum.

(12)  The Class I-M-2 REMIC IV Regular  Interests will bear interest at a rate equal to the least of (i)  One-Month  LIBOR plus the related  Margin,  (ii)
   11.50%  and (iii) the  related  Net Rate Cap.  The Pass  Through  Rate with respect to the first Interest Accrual Period is 2.89% per annum.

(13)  The Class I-B-1 REMIC IV Regular  Interests will bear interest at a rate equal to the least of (i)  One-Month  LIBOR plus the related  Margin,  (ii)
   11.50%  and (iii) the  related  Net Rate Cap.  The Pass  Through  Rate with respect to the first Interest Accrual Period is 3.64% per annum.

(14)  The Class I-B-2 REMIC IV Regular  Interests will bear interest at a rate equal to the least of (i)  One-Month  LIBOR plus the related  Margin,  (ii)
   11.50%  and (iii) the  related  Net Rate Cap.  The Pass  Through  Rate with respect to the first Interest Accrual Period is 3.64% per annum.

(15)  The Class XP REMIC IV Regular  Interests will not bear any interest.  It will be entitled to receive prepayment  penalties collected with respect to the Mortgage Loans.

(16)  The Class  B-IO  Certificates  will bear  interest  at a per annum  rate equal to the Class  B-IO  Pass-Through  Rate on its  Notional  Amount.  The
   Class  B-IO  Certificates  will  be  comprised  of  two  REMIC  IV  regular interests,  a principal  only  regular  interest  designated  B-IO-P and an interest only regular interest  designated  B-IO-I,  which will be entitled to  distributions  as set forth  herein.  Amounts  paid, or deemed paid, to the Class B-IO  Certificates  shall be deemed to first be paid to the Class
   B-IO-I  REMIC IV  Regular  Interest  in  reduction  of  accrued  and unpaid interest  thereon  until such accrued and unpaid  interest  shall have been reduced to zero and shall then be deemed paid to the Class  B-IO-P REMIC IV
   Regular Interest in reduction of the principal balance thereof.

(17)  Component IV of the Class R Certificates will not bear interest.

(d) Solely  for  purposes  of   Section 1.860G-1(a)(4)(iii) of   the  Treasury
regulations,  the Distribution  Date  immediately  following the maturity date for the  Mortgage  Loan with the  latest  maturity  date in the Trust Fund has been  designated  as the  "latest  possible  maturity  date"  for the  REMIC I
Regular Interests,  REMIC II Regular  Interests,  REMIC III Regular Interests,
REMIC IV Regular Interests and the Certificates.

(e) With respect to each Distribution  Date, each Class of  Certificates shall accrue interest during the related  Interest  Accrual Period.  With respect to each  Distribution  Date and each such Class of  Certificates  (other than the
Class R  Certificates),  interest  shall  be  calculated,  on the  basis  of a
360-day year  comprised of twelve  30-day  months,  based upon the  respective
Pass-Through  Rate  set  forth,  or  determined  as  provided,  above  and the
Certificate  Principal  Balance of such Class applicable to such  Distribution
Date.

(f) The  Certificates  shall  be  substantially  in the  forms  set  forth  in
Exhibits  A-1,  A-2,  A-3,  A-4,  A-5,  A-6,  A-7,  A-8 and A-9.  On  original issuance,  the Trustee shall sign,  countersign  and shall deliver them at the
direction  of  the   Depositor.   Pending  the   preparation   of   definitive
Certificates  of any Class,  the  Trustee may sign and  countersign  temporary
Certificates  that are printed,  lithographed  or  typewritten,  in authorized denominations  for  Certificates of such Class,  substantially of the tenor of the  definitive  Certificates  in lieu of which  they are issued and with such appropriate insertions,  omissions,  substitutions and other variations as the officers or authorized  signatories executing such Certificates may determine,
as  evidenced  by  their   execution  of  such   Certificates.   If  temporary
Certificates are issued,  the Depositor will cause definitive  Certificates to be prepared without  unreasonable  delay.  After the preparation of definitive
Certificates,  the temporary Certificates shall be exchangeable for definitive
Certificates  upon  surrender of the temporary  Certificates  at the office of the Trustee,  without charge to the Holder.  Upon  surrender for  cancellation of any  one or  more  temporary  Certificates,  the  Trustee  shall  sign  and countersign  and  deliver  in  exchange  therefor a like  aggregate  principal
amount,   in   authorized   denominations   for  such  Class,   of  definitive
Certificates   of  the  same  Class.   Until  so  exchanged,   such  temporary
Certificates  shall  in all  respects  be  entitled  to the same  benefits  as definitive Certificates.

(g) Each  Class of  Book-Entry  Certificates  will be  registered  as a single
Certificate  of such  Class held  by a nominee  of the  Depository  or the DTC
Custodian,  and  beneficial  interests  will be held by investors  through the book-entry  facilities of the  Depository in minimum  denominations  of (i) in the case of the Senior  Certificates  (other than the Residual  Certificates),
$1,000 and in each case  increments  of $1.00 in excess  thereof,  and (ii) in the case of the Offered  Subordinate  Certificates,  $25,000 and increments of
$1.00 in excess  thereof,  except that one  Certificate of each such Class may be issued in a different  amount so that the sum of the  denominations  of all outstanding  Certificates of such Class shall equal the Certificate  Principal
Balance of such Class on the Closing  Date.  On the Closing Date,  the Trustee
shall  execute  and  countersign  Physical  Certificates  all in an  aggregate principal  amount that shall equal the Certificate  Principal  Balance of such
Class on the Closing Date. The Group II Non-offered  Subordinate  Certificates shall be  issued  in  certificated  fully-registered  form in  minimum  dollar denominations  of $25,000 and integral  multiples of $1.00 in excess  thereof, except that one Group II Non-offered  SubordinateCertificate of each Class may be issued in a different  amount so that the sum of the  denominations  of all outstanding  Private  Certificates of such  Class shall  equal the Certificate
Principal   Balance  of  such   Class on  the  Closing   Date.   The  Residual
Certificates  shall each be issued in  certificated  fully-registered  form in the  denomination of $100. Each Class of  Global  Certificates,  if any, shall be issued in fully registered form in minimum dollar  denominations of $50,000
and  integral   multiples  of  $1.00  in  excess  thereof,   except  that  one
Certificate of each Class may be in a different  denomination  so that the sum of the  denominations  of all  outstanding  Certificates  of such  Class shall equal the  Certificate  Principal  Balance of such  Class on the Closing Date.
On the Closing  Date,  the Trustee shall  execute and  countersign  (i) in the case of each Class of  Offered  Certificates,  the  Certificate  in the entire
Certificate  Principal Balance of the respective Class and (ii) in the case of
each  Class of  Private  Certificates,   Individual  Certificates  all  in  an
aggregate principal amount that shall equal the Certificate  Principal Balance of each such respective  Class on the Closing Date. The Certificates  referred to in clause (i) and if at any time there are to be Global  Certificates,  the
Global  Certificates  shall be delivered by the Depositor to the Depository or
pursuant  to  the  Depository's  instructions,   shall  be  delivered  by  the
Depositor  on  behalf  of  the  Depository  to  and  deposited  with  the  DTC
Custodian.  The Trustee  shall sign the  Certificates  by  facsimile or manual signature and  countersign  them by manual  signature on behalf of the Trustee by one or more  authorized  signatories,  each of whom  shall  be  Responsible
Officers of the  Trustee or its agent.  A  Certificate  bearing the manual and facsimile  signatures of individuals  who were the  authorized  signatories of the  Trustee  or its agent at the time of  issuance  shall  bind the  Trustee, notwithstanding  that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

(h) No Certificate  shall be entitled to any benefit under this Agreement,  or be valid  for any  purpose,  unless  there  appears  on such  Certificate  the manually  executed  countersignature  of the  Trustee or its  agent,  and such countersignature  upon any Certificate shall be conclusive  evidence,  and the only  evidence,  that such  Certificate  has been duly  executed and delivered hereunder.  All  Certificates  issued on the  Closing  Date shall be dated the
Closing Date. All  Certificates  issued  thereafter shall be dated the date of their countersignature.

(i) The  Closing  Date  is  hereby  designated  as the  "startup"  day of each
2004-11 REMIC within the meaning of Section 860G(a)(9) of the Code.

(j) For federal income tax purposes,  each 2004-11 REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.
(k) The  Trustee  on behalf of the Trust  shall  cause each  2004-11  REMIC to timely  elect to be treated as a REMIC  under  Section 860D  of the Code.  Any inconsistencies  or ambiguities in this Agreement or in the  administration of any Trust established  hereby shall be resolved in a manner that preserves the validity of such elections.

(l) The  following  legend  shall  be  placed  on the  Residual  Certificates, whether upon original  issuance or upon issuance of any other  Certificate  of any such Class in exchange therefor or upon transfer thereof:

      ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE  MAY BE
      MADE ONLY IF THE PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO
      THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A)
      THE UNITED  STATES,  ANY STATE OR  POLITICAL  SUBDIVISION  THEREOF,  ANY
      POSSESSION OF THE UNITED  STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF
      ANY  OF  THE  FOREGOING  (OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS  A
      CORPORATION  IF ALL OF ITS  ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR
      FREDDIE  MAC, A MAJORITY OF ITS BOARD OF  DIRECTORS  IS NOT  SELECTED BY
      SUCH  GOVERNMENTAL  UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL
      ORGANIZATION,  OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF  THE
      FOREGOING,   (C)  ANY   ORGANIZATION   (OTHER  THAN   CERTAIN   FARMERS'
      COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM
      THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE UNLESS  SUCH  ORGANIZATION  IS
      SUBJECT TO THE TAX  IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE
      TAX IMPOSED BY SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE
      INCOME),  (D) RURAL  ELECTRIC AND  TELEPHONE  COOPERATIVES  DESCRIBED IN
      SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING  LARGE  PARTNERSHIP
      UNDER  SECTION  775(a)  OF THE CODE (ANY SUCH  PERSON  DESCRIBED  IN THE
      FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS
      A  "DISQUALIFIED  ORGANIZATION"),  OR (F)  AN  AGENT  OF A  DISQUALIFIED
      ORGANIZATION,  (2)  NO  PURPOSE  OF  SUCH  TRANSFER  IS  TO  IMPEDE  THE
      ASSESSMENT  OR  COLLECTION  OF TAX AND  (3)  SUCH  TRANSFEREE  SATISFIES
      CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF
      THE  PROPOSED  TRANSFEREE.   NOTWITHSTANDING  THE  REGISTRATION  IN  THE
      CERTIFICATE REGISTER OR ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS
      CERTIFICATE   TO  A   DISQUALIFIED   ORGANIZATION   OR  AN  AGENT  OF  A
      DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO BE OF
      NO LEGAL FORCE OR EFFECT  WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED
      TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING, BUT NOT
      LIMITED  TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH
      HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE
      DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Section 5.02      Registration  of  Transfer  and  Exchange  of  Certificates.
(a) The  Trustee shall  maintain at its  Corporate  Trust Office a Certificate
Register  in  which,  subject  to  such  reasonable   regulations  as  it  may
prescribe,  the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

(b) Subject to Section  5.01(a) and, in the case of any Global  Certificate or
Physical  Certificate upon the satisfaction of the conditions set forth below, upon surrender for  registration  of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose,  the Trustee shall sign, countersign  and shall deliver,  in the name of the  designated  transferee or transferees,  a new  Certificate  of a like  Class  and  aggregate  Fractional
Undivided Interest, but bearing a different number.

(c) By acceptance of a Private Certificate or a Residual Certificate,  whether
upon  original   issuance  or  subsequent   transfer,   each  holder  of  such
Certificate  acknowledges the restrictions on the transfer of such Certificate set forth in the  Securities  Legend and agrees that it will  transfer  such a
Certificate  only  as  provided  herein.  In  addition  to the  provisions  of
Section 5.02(h),  the following  restrictions  shall apply with respect to the transfer and registration of transfer of an Private  Certificate or a Residual
Certificate  to a transferee  that takes delivery in the form of an Individual
Certificate:

(i) The Trustee shall  register the transfer of an Individual  Certificate  if the  requested  transfer is being made to a  transferee  who has  provided the
Trustee  with a Rule 144A  Certificate  or  comparable  evidence as to its QIB status.

(ii) The Trustee shall register the transfer of any Individual  Certificate if
(x) the transferor has advised the Trustee in writing that the  Certificate is being  transferred to an  Institutional  Accredited  Investor along with facts surrounding the transfer as set forth in Exhibit F-1 hereto;  and (y) prior to the transfer the  transferee  furnishes  to the Trustee an  Investment  Letter
(and the Trustee  shall be fully  protected in so doing),  provided  that,  if based upon an Opinion of Counsel  addressed  to the Trustee to the effect that the  delivery  of (x) and (y) above are not  sufficient  to  confirm  that the proposed  transfer  is being  made  pursuant  to an  exemption  from,  or in a transaction  not subject to, the  registration  requirements of the Securities
Act and  other  applicable  laws,  the  Trustee  shall as a  condition  of the registration  of any such  transfer  require the  transferor  to furnish  such
other   certifications,   legal  opinions  or  other   information   prior  to
registering  the transfer of an Individual  Certificate  as shall be set forth in such Opinion of Counsel.

(d) So long as a Global  Certificate of such Class is  outstanding and is held by or on behalf of the Depository,  transfers of beneficial  interests in such
Global  Certificate,  or transfers by holders of  Individual  Certificates  of such  Class to  transferees  that  take  delivery  in the  form of  beneficial interests  in the  Global  Certificate,  may be made only in  accordance  with
Section 5.02(h), the rules of the Depository and the following:

(i) In the case of a  beneficial  interest  in the  Global  Certificate  being transferred to an Institutional  Accredited Investor, such transferee shall be required  to  take  delivery  in the  form  of an  Individual  Certificate  or
Certificates   and  the  Trustee  shall   register  such  transfer  only  upon
compliance with the provisions of Section 5.02(c)(ii).

(ii) In the case of a beneficial  interest in a Class of  Global  Certificates being  transferred  to a  transferee  that  takes  delivery  in the form of an
Individual  Certificate or Certificates of such Class,  except as set forth in
clause  (i) above,   the  Trustee  shall  register  such  transfer  only  upon
compliance with the provisions of Section 5.02(c)(i).

(iii) In the case of an Individual  Certificate  of a Class being  transferred to a transferee that takes delivery in the form of a beneficial  interest in a
Global  Certificate of such Class, the Trustee shall register such transfer if the  transferee  has  provided  the Trustee  with a Rule 144A  Certificate  or comparable evidence as to its QIB status.

(iv) No restrictions  shall apply with respect to the transfer or registration of transfer of a beneficial  interest in the Global  Certificate of a Class to a transferee  that takes delivery in the form of a beneficial  interest in the
Global Certificate of such Class;  provided that each such transferee shall be deemed to have made such  representations and warranties contained in the Rule
144A Certificate as are sufficient to establish that it is a QIB.

(e) Subject to Section  5.02(h),  an  exchange of a  beneficial  interest in a
Global  Certificate of a Class for an Individual  Certificate or  Certificates
of such Class,  an exchange of an Individual  Certificate or Certificates of a
Class for a beneficial  interest in the Global  Certificate  of such Class and an  exchange  of an  Individual  Certificate  or  Certificates  of a Class for
another  Individual  Certificate or  Certificates of such Class (in each case, whether or not such exchange is made in anticipation  of subsequent  transfer, and,  in the case of the Global  Certificate  of such  Class,  so long as such
Certificate is outstanding  and is held by or on behalf of the Depository) may be made only in accordance with Section  5.02(h),  the rules of the Depository and the following:

(i) A holder of a beneficial  interest in a Global  Certificate of a Class may at any time exchange such  beneficial  interest for an Individual  Certificate or Certificates of such Class.

(ii) A holder of an  Individual  Certificate  or  Certificates  of a Class may
exchange such  Certificate or  Certificates  for a beneficial  interest in the
Global  Certificate  of such Class if  such holder  furnishes to the Trustee a
Rule 144A Certificate or comparable evidence as to its QIB status.

(iii) A holder of an  Individual  Certificate  of a  Class may  exchange  such
Certificate   for  an  equal   aggregate   principal   amount  of   Individual
Certificates of such Class in different authorized  denominations  without any certification.

(f) (i)     Upon   acceptance  for  exchange  or  transfer  of  an  Individual
Certificate  of a Class for a beneficial  interest in a Global  Certificate of such Class as provided  herein,  the  Trustee  shall  cancel  such  Individual
Certificate  and shall (or shall  request  the  Depository  to) endorse on the schedule  affixed to the applicable  Global  Certificate (or on a continuation of such schedule  affixed to the Global  Certificate  and made a part thereof)
or otherwise make in its books and records an appropriate  notation evidencing the date of such  exchange  or transfer  and an  increase  in the  certificate balance of the Global  Certificate  equal to the  certificate  balance of such
Individual Certificate exchanged or transferred therefor.

(ii) Upon  acceptance  for exchange or transfer of a beneficial  interest in a
Global  Certificate of a Class for an Individual  Certificate of such Class as provided  herein,  the  Trustee  shall (or shall  request the  Depository  to)
endorse  on  the  schedule  affixed  to  such  Global  Certificate  (or  on  a continuation  of such schedule  affixed to such Global  Certificate and made a part  thereof)  or  otherwise  make in its books and  records  an  appropriate notation  evidencing  the date of such  exchange or transfer and a decrease in the certificate  balance of such Global  Certificate  equal to the certificate balance of such  Individual  Certificate  issued in exchange  therefor or upon transfer thereof.

(g) The  Securities  Legend  shall be  placed  on any  Individual  Certificate issued in exchange for or upon transfer of another  Individual  Certificate or of a beneficial interest in a Global Certificate.

(h) Subject to the  restrictions  on transfer  and  exchange set forth in this
Section 5.02,  the  holder  of any  Individual  Certificate  may  transfer  or exchange  the  same in whole or in part  (in an  initial  certificate  balance equal to the minimum  authorized  denomination set forth in Section 5.01(g) or any  integral  multiple  of $1.00 in  excess  thereof)  by  surrendering  such
Certificate  at the Corporate  Trust Office,  or at the office of any transfer agent,  together  with an  executed  instrument  of  assignment  and  transfer satisfactory  in form and substance to the Trustee in the case of transfer and a written  request  for  exchange  in the case of  exchange.  The  holder of a beneficial  interest  in a Global  Certificate  may,  subject to the rules and procedures of the Depository,  cause the Depository (or its nominee) to notify the  Trustee  in  writing  of a  request  for  transfer  or  exchange  of such beneficial interest for an Individual  Certificate or Certificates.  Following
a proper  request for transfer or  exchange,  the Trustee  shall,  within five
Business  Days of such  request  made at the  Corporate  Trust  Office,  sign, countersign and deliver at the Corporate  Trust Office,  to the transferee (in the case of  transfer)  or holder (in the case of  exchange)  or send by first class mail at the risk of the  transferee  (in the case of transfer) or holder
(in the case of  exchange)  to such address as the  transferee  or holder,  as applicable,  may request,  an Individual  Certificate or Certificates,  as the
case may require,  for a like aggregate  Fractional  Undivided Interest and in such  authorized  denomination  or  denominations  as  may be  requested.  The presentation for transfer or exchange of any Individual  Certificate shall not be valid unless made at the Corporate  Trust Office by the  registered  holder in person, or by a duly authorized attorney-in-fact.

(i) At the option of the  Certificateholders,  Certificates  may be  exchanged for  other  Certificates  of  authorized  denominations  of a like  Class  and aggregate  Fractional  Undivided Interest,  upon surrender of the Certificates to be exchanged at the Corporate  Trust  Office;  provided,  however,  that no
Certificate  may  be  exchanged  for  new  Certificates  unless  the  original
Fractional  Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum  authorized  denomination or (ii) is  acceptable to the  Depositor  as  indicated  to the  Trustee  in  writing.  Whenever  any
Certificates  are so  surrendered  for  exchange,  the Trustee  shall sign and
countersign  and  the  Trustee  shall  deliver  the  Certificates   which  the
Certificateholder making the exchange is entitled to receive.

(j) If the Trustee so requires,  every  Certificate  presented or  surrendered for transfer or exchange  shall be duly  endorsed by, or be  accompanied  by a
written  instrument  of  transfer,   with  a  signature  guarantee,   in  form
satisfactory  to the Trustee,  duly  executed by the holder  thereof or his or her attorney duly authorized in writing.

(k) No  service  charge  shall  be  made  for  any  transfer  or  exchange  of
Certificates,  but the  Trustee  may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates.

(l) The Trustee  shall  cancel all  Certificates  surrendered  for transfer or exchange but shall retain such  Certificates  in accordance  with its standard retention  policy  or for  such  further  time as is  required  by the  record retention  requirements  of the  Securities  Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

Section 5.03      Mutilated,  Destroyed,  Lost or Stolen Certificates.  (a) If
(i) any  mutilated  Certificate is surrendered to the Trustee,  or the Trustee receives  evidence to its  satisfaction of the  destruction,  loss or theft of any  Certificate,  and (ii) there is delivered to the Trustee such security or indemnity as it may require to save it  harmless,  and  (iii) the  Trustee has not  received  notice  that  such  Certificate  has been  acquired  by a third
Person,  the Trustee shall sign,  countersign and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Certificate,  a new
Certificate of like tenor and Fractional  Undivided  Interest but in each case
bearing  a  different  number.  The  mutilated,   destroyed,  lost  or  stolen
Certificate  shall thereupon be canceled of record by the Trustee and shall be of no further effect and evidence no rights.

(b) Upon the  issuance of any new  Certificate  under this  Section 5.03,  the
Trustee may require the payment of a sum  sufficient to cover any tax or other governmental  charge  that may be imposed in  relation  thereto  and any other
expenses   (including  the  fees  and  expenses  of  the  Trustee)   connected
therewith.  Any duplicate  Certificate  issued  pursuant to this  Section 5.03 shall constitute complete and indefeasible  evidence of ownership in the Trust
Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed
Certificate shall be found at any time.

Section 5.04      Persons  Deemed  Owners.  Prior  to  due  presentation  of a
Certificate for registration of transfer,  the Depositor,  the Trustee and any agent of the  Depositor  or the Trustee may treat the Person in whose name any
Certificate is registered as the owner of such  Certificate for the purpose of receiving  distributions  pursuant to Section 6.01  and for all other purposes
whatsoever.   Neither  the  Depositor,  the  Trustee  nor  any  agent  of  the
Depositor  or the  Trustee  shall be affected  by notice to the  contrary.  No
Certificate  shall be deemed duly  presented  for a transfer  effective on any
Record Date unless the  Certificate  to be  transferred  is presented no later than the close of business on the third  Business  Day  preceding  such Record
Date.

Section 5.05      Transfer   Restrictions   on  Residual   Certificates.   (a)
Residual  Certificates,  or interests therein,  may not be transferred without the prior express  written  consent of the Tax Matters  Person and the Seller, which cannot be unreasonably  withheld. As a prerequisite to such consent, the proposed  transferee must provide the Tax Matters  Person,  the Seller and the
Trustee  with  an  affidavit  that  the  proposed  transferee  is a  Permitted
Transferee  (and,  unless the Tax Matters Person and the Seller consent to the transfer to a person who is not a U.S. Person,  an affidavit that it is a U.S.
Person) as provided in Section 5.05(b).

(b) No  transfer,   sale  or  other  disposition  of  a  Residual  Certificate
(including a  beneficial  interest  therein) may be made unless,  prior to the transfer,  sale or other disposition of a Residual  Certificate,  the proposed transferee  (including  the initial  purchasers  thereof)  delivers to the Tax
Matters  Person,  the  Trustee  and the  Depositor  an  affidavit  in the form attached hereto as Exhibit E stating,  among other things, that as of the date of such  transfer  (i) such  transferee  is a  Permitted  Transferee  and that
(ii) such  transferee  is not  acquiring  such  Residual  Certificate  for the account of any  person  who is not a  Permitted  Transferee.  The Tax  Matters
Person  shall not  consent to a transfer of a Residual  Certificate  if it has actual  knowledge that any statement made in the affidavit  issued pursuant to the preceding  sentence is not true.  Notwithstanding  any  transfer,  sale or other  disposition  of a  Residual  Certificate  to  any  Person  who is not a
Permitted  Transferee,  such  transfer,  sale or  other  disposition  shall be deemed to be of no legal force or effect  whatsoever and such Person shall not be deemed to be a Holder of a Residual  Certificate for any purpose hereunder, including,  but not limited to, the receipt of distributions  thereon.  If any purported  transfer  shall be in violation of the  provisions  of this Section
5.05(b),  then  the  prior  Holder  thereof  shall,  upon  discovery  that the transfer  of such  Residual  Certificate  was not in  fact  permitted  by this
Section  5.05(b),  be restored to all rights as a Holder  thereof  retroactive to the date of the purported  transfer.  None of the Trustee,  the Tax Matters
Person or the  Depositor  shall be under any  liability  to any Person for any registration  or transfer of a Residual  Certificate  that is not permitted by this Section 5.05(b) or for making  payments due on such Residual  Certificate to the  purported  Holder  thereof or taking any other  action with respect to such  purported  Holder under the  provisions of this Agreement so long as the written  affidavit  referred  to  above  was  received  with  respect  to such transfer,  and the Tax  Matters  Person,  the Trustee  and the  Depositor,  as
applicable,  had no  knowledge  that it was untrue.  The prior Holder shall be entitled to recover from any purported  Holder of a Residual  Certificate that was in fact not a  permitted  transferee  under  this  Section  5.05(b) at the time it became a Holder all payments made on such Residual  Certificate.  Each
Holder of a Residual Certificate,  by acceptance thereof,  shall be deemed for all purposes to have consented to the  provisions of this Section  5.05(b) and to any amendment of this Agreement  deemed  necessary  (whether as a result of new  legislation  or  otherwise)  by counsel of the Tax Matters  Person or the
Depositor to ensure that the Residual  Certificates are not transferred to any
Person  who is not a  Permitted  Transferee  and  that  any  transfer  of such
Residual  Certificates  will not cause the  imposition of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

(c) Unless the Tax  Matters  Person  shall have  consented  in writing  (which consent  may be withheld in the Tax Matters  Person's  sole  discretion),  the
Residual  Certificates  (including a beneficial  interest  therein) may not be purchased by or transferred to any person who is not a United States Person.

(d) By accepting a Residual Certificate,  the purchaser thereof agrees to be a
Tax Matters Person if it is the Holder of the largest  percentage  interest of such  Certificate,  and appoints the  Securities  Administrator  to act as its agent with respect to all matters concerning the tax obligations of the Trust.

Section 5.06      Restrictions  on  Transferability  of  Certificates.  (a) No
offer,  sale,  transfer  or  other  disposition   (including  pledge)  of  any
Certificate  shall be made by any Holder thereof unless  registered  under the
Securities  Act, or an exemption  from the  registration  requirements  of the
Securities  Act and any  applicable  state  securities  or "Blue  Sky" laws is available and the  prospective  transferee  (other than the Depositor) of such
Certificate  signs and delivers to the Trustee an  Investment  Letter,  if the transferee is an Institutional  Accredited Investor,  in the form set forth as
Exhibit F-l  hereto, or a Rule 144A  Certificate,  if the transferee is a QIB, in the form set forth as Exhibit F-2  hereto.  Notwithstanding  the provisions of the  immediately  preceding  sentence,  no  restrictions  shall  apply with respect to the transfer or registration  of transfer of a beneficial  interest in any  Certificate  that is a Global  Certificate  of a Class to a transferee that  takes  delivery  in the  form of a  beneficial  interest  in the  Global
Certificate of such  Class provided  that each such transferee shall be deemed to have made such  representations  and warranties  contained in the Rule 144A
Certificate  as are  sufficient to establish  that it is a QIB. In the case of a proposed  transfer of any Certificate to a transferee  other than a QIB, the
Trustee may require an Opinion of Counsel  addressed  to the Trustee that such transaction  is exempt from the  registration  requirements  of the Securities
Act.  The cost of such  opinion  shall not be an expense of the Trustee or the
Trust Fund.

(b) The Private Certificates shall each bear a Securities Legend.

Section 5.07      ERISA  Restrictions.   (a)  Subject  to  the  provisions  of
subsection  (b),  no  Residual  Certificates  or Private  Certificates  may be
acquired  directly or indirectly by, or on behalf of, an employee benefit plan or other  retirement  arrangement  (a  "Plan")  that is  subject to Title I of
ERISA or  Section 4975  of the Code,  or by a person using "plan  assets" of a
Plan, unless the proposed transferee provides the Trustee,  with an Opinion of
Counsel  addressed to the  Trustee,  the Master  Servicer  and the  Securities
Administrator  (upon which they may rely) that is satisfactory to the Trustee, which opinion will not be at the expense of the Trustee,  the Master  Servicer or the Securities Administrator,  that the purchase of such Certificates by or on  behalf  of  such  Plan is  permissible  under  applicable  law,  will  not constitute  or result in a  nonexempt  prohibited  transaction  under ERISA or
Section 4975  of the Code  and will not  subject  the  Depositor,  the  Master
Servicer,  the  Securities  Administrator  or the Trustee to any obligation in addition to those undertaken in the Agreement.

(b) Unless such Person has provided an Opinion of Counsel in  accordance  with
Section  5.07(a),  any Person  acquiring  an interest in a Global  Certificate which is a Private Certificate,  by acquisition of such Certificate,  shall be deemed  to have  represented  to the  Trustee,  and any  Person  acquiring  an interest  in a Private  Certificate  in  definitive  form shall  represent  in writing  to the  Trustee,  that  it is  not  acquiring  an  interest  in  such
Certificate  directly or indirectly by, or on behalf of, or with "plan assets"
of, an employee benefit plan or other retirement  arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code.

(c) Each  beneficial  owner  of  a  Class  I-M-1,  Class  I-M-2,  Class I-B-1,
Class I-B-2,  Class II-B-1,  Class II-B-2 or  Class II-B-3  Certificate or any
interest  therein  shall be  deemed  to have  represented,  by  virtue  of its acquisition or holding of that  certificate  or any interest  therein shall be deemed to have  represented,  by virtue of its  acquisition or holding of that certificate or interest therein,  that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's,  (ii) such beneficial owner is not a Plan or investing  with "plan assets" of any Plan, or (iii) (1)
it is an  insurance  company,  (2) the source of funds used to acquire or hold
the  certificate  or  interest  therein  is  an  "insurance   company  general
account," as such term is defined in Prohibited  Transaction  Class  Exemption
("PTCE")  95-60,  and (3) the  conditions  in Sections I and III of PTCE 95-60 have been satisfied.

(d) None of the Trustee, the Master Servicer nor the Securities  Administrator
will be required to monitor,  determine or inquire as to  compliance  with the transfer  restrictions with respect to the Global Certificates.  Any attempted or purported  transfer of any  Certificate  in violation of the  provisions of
Sections  (a),  (b) or (c) above shall be void ab initio and such  Certificate shall be  considered  to have been held  continuously  by the prior  permitted
Certificateholder.  Any  transferor  of any  Certificate  in violation of such provisions,  shall  indemnify  and hold harmless the Trustee,  the  Securities
Administrator   and  the  Master   Servicer  from  and  against  any  and  all
liabilities,   claims,   costs  or  expenses  incurred  by  the  Trustee,  the
Securities  Administrator or the Master Servicer as a result of such attempted or purported  transfer.  The Trustee  shall have no liability  for transfer of any such  Global  Certificates  in or  through  book-entry  facilities  of any
Depository or between or among Depository  Participants or Certificate  Owners made in violation of the transfer restrictions set forth herein.

Section 5.08      Rule  144A   Information.   For  so  long  as  any   Private
Certificates  are  outstanding,  (1) the  Seller  will  provide or cause to be provided  to any  holder  of such  Private  Certificates  and any  prospective purchaser  thereof  designated  by such a  holder,  upon the  request  of such holder or prospective  purchaser,  the information  required to be provided to such holder or prospective  purchaser by Rule 144A(d)(4)  under the Securities
Act;  and (2) the Seller shall  update such  information  from time to time in order to prevent such  information from becoming false and misleading and will take such  other  actions  as are  necessary  to ensure  that the safe  harbor exemption from the registration  requirements of the Securities Act under Rule
144A is and  will be  available  for  resales  of  such  Private  Certificates conducted in accordance with Rule 144A.

                                  ARTICLE VI
                        Payments to Certificateholders

      Section 6.01.1    Distributions on the Group I Certificates.  (a)On each
Distribution  Date,  with  respect  to Loan  Group I, an  amount  equal to the
Interest  Funds  and  Principal  Funds  for such  Distribution  Date  shall be withdrawn by the Trustee from the Distribution  Account to the extent of funds
on  deposit   therein  and   distributed   as  directed  in  accordance   with
distribution  instructions provided to it by the Securities  Administrator for such Distribution Date, in the following order of priority:

      First, Interest Funds will be distributed, in the following manner and order of priority:

            1.    From Interest  Funds,  to the Class I-A-1  Certificates  and
      Class I-A-2  Certificates,  the Current  Interest  and then any Interest
      Carry  Forward  Amount  for each  such  Class,  pro  rata,  based on the
      Current Interest and Interest Carry Forward Amount due each such Class;

            2.    From remaining  Interest  Funds,  to the Class I-M-1,  Class
      I-M-2, Class I-B-1 and Class I-B-2 Certificates,  sequentially,  in that order, the Current Interest for each such Class;

            3.    Any  Excess  Spread,  to the extent  necessary  to cause the
      Overcollateralization  Amount  to  equal  to  the  Overcollateralization
      Target Amount, will be the Extra Principal  Distribution Amount and will
      be  included  as  part  of  the   Principal   Distribution   Amount  and
      distributed in accordance with second (A) and (B) below; and

            4.    Any  Remaining  Excess  Spread  will be  applied  as  Excess
      Cashflow pursuant to clauses Third through Twelfth below.

      On any Distribution Date, any shortfalls  resulting from the application of the Relief Act and any  Prepayment  Interest  Shortfalls  to the extent not covered by  Compensating  Interest  Payments will be allocated as set forth in the definition of Current Interest herein.

      Second, to pay as principal on the Certificates  entitled to payments of principal, in the following order of priority:

      (A)   For each  Distribution Date (i) prior to the Stepdown Date or (ii)
      on which a Trigger Event is in effect,  from the Principal Funds and the
      Extra Principal Distribution Amount for such Distribution Date:

            1.    To  the   Class   I-A-1   Certificates   and   Class   I-A-2
      Certificates,  an amount equal to the Principal Distribution Amount will be  distributed  pro rata between the Class I-A-1  Certificates  and the
      Class I-A-2  Certificates  until the  Certificate  Principal  Balance of each such Class is reduced to zero;

            2.    To the Class I-M-1  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

            3.    To the Class I-M-2  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

            4.    To the Class I-B-1  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero; and

            5.    To the Class I-B-2  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero.

      (B)   For each  Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect,  from the  Principal  Funds and the
      Extra Principal Distribution Amount for such Distribution Date:

            1. To the Class I-A-1  Certificates and Class I-A-2  Certificates,
      an amount equal to the Class I-A Principal  Distribution  Amount will be distributed pro rata between the Class I-A-1  Certificates and the Class
      I-A-2  Certificates  in  accordance  with their  respective  Certificate
      Principal Balances until the Certificate  Principal Balance of each such
      Class is reduced to zero;

            2.    To  the  Class  I-M-1   Certificates,   from  any  remaining
      Principal  Distribution  Amount, the Class I-M-1 Principal  Distribution
      Amount,  until the Certificate  Principal  Balance thereof is reduced to zero;

            3.    To  the  Class  I-M-2   Certificates,   from  any  remaining
      Principal  Distribution  Amount, the Class I-M-2 Principal  Distribution
      Amount,  until the Certificate  Principal  Balance thereof is reduced to zero;

            4.    To  the  Class  I-B-1   Certificates,   from  any  remaining
      Principal  Distribution  Amount, the Class I-B-1 Principal  Distribution
      Amount,  until the Certificate  Principal  Balance thereof is reduced to zero; and

            5.    To  the  Class  I-B-2   Certificates,   from  any  remaining
      Principal  Distribution  Amount, the Class I-B-2 Principal  Distribution
      Amount,  until the Certificate  Principal  Balance thereof is reduced to zero.

      Third, from any remaining Excess Cashflow,  the following amounts to the
Class I-A-1 Certificates and the Class I-A-2 Certificates,  pro rata among the
Classes based on the amount due: (a) any Interest  Carry Forward Amount to the extent  not  paid  pursuant  to  clause  First 1 and 2 above  and then (b) any
Unpaid   Realized  Loss  Amount,   in  each  case  for  such  Class  for  such
Distribution Date;

      Fourth,  from any remaining  Excess Cashflow,  the following  amounts to the Class I-M-1  Certificates:  (a) any Interest Carry Forward Amount and then
(b) any  Unpaid  Realized  Loss  Amount,  in each case for such Class for such
Distribution Date;

      Fifth, from any remaining Excess Cashflow,  the following amounts to the
Class I-M-2  Certificates:  (a) any Interest Carry Forward Amount and then (b)
any  Unpaid  Realized  Loss  Amount,  in each  case  for such  Class  for such
Distribution Date;

      Sixth, from any remaining Excess Cashflow,  the following amounts to the
Class I-B-1  Certificates:  (a) any Interest Carry Forward Amount and then (b)
any  Unpaid  Realized  Loss  Amount,  in each  case  for such  Class  for such
Distribution Date;

      Seventh,  from any remaining Excess Cashflow,  the following  amounts to the Class I-B-2  Certificates:  (a) any Interest Carry Forward Amount and then
(b) any  Unpaid  Realized  Loss  Amount,  in each case for such Class for such
Distribution Date;

      Eighth,  from any  remaining  Excess  Cashflow,  to each  Class of Class
I-A-1 Certificates and Class I-A-2 Certificates,  any Basis Risk Shortfall and
any Basis  Risk  Shortfall  Carryforward  Amount  for each such Class for such
Distribution  Date,  pro rata based on the Basis Risk Shortfall and Basis Risk
Shortfall Carryforward Amount owed to such Class;

      Ninth, from any remaining Excess Cashflow, to the Class I-M-1, Class
I-M-2, Class I-B-1 and Class I-B-2 Certificates, in that order, any Basis
Risk Shortfall and any Basis Risk Shortfall Carryforward Amount, in each case for such Class for such Distribution Date;

      Tenth, from any remaining Excess Cashflow, to the Class B-IO
Certificates, the Class B-IO Distribution Amount;

      Eleventh, from any remaining Excess Cashflow, to the Class B-IO
Certificates, any unreimbursed Class B-IO Advanced Amounts; and

      Twelfth, any remaining amounts to the Residual Certificates.

      All  payments  of amounts in  respect of Basis Risk  Shortfall  or Basis
Risk  Shortfall  Carryforward  Amount made pursuant to the  provisions of this paragraph (a) shall,  for federal income tax purposes,  be deemed to have been distributed  from REMIC III to the holder of the Class B-IO  Certificates  and then paid outside of any 2004-11 REMIC to the recipients  thereof  pursuant to an interest rate cap contract.  By accepting  their  Certificates  the holders of the  Certificates  agree so to treat such  payments  for purposes of filing their income tax returns.

      (b)   On each  Distribution  Date,  the  related  Cap  Contract  Payment
Amount  with  respect  to  such  Payment  Date  shall  be  distributed  in the following order of priority, in each case to the extent of amounts available:

(i) first,  to the  holders of the related  Class or Classes of  Certificates, the payment of any Basis Risk  Shortfall or Basis Risk  Shortfall  Carry
      Forward Amount for such  Distribution  Date to the extent not covered by
      Excess Cashflow for such Distribution Date;

(ii) second,  from any  remaining  amounts,  the payment of an amount equal to any Current  Interest and Interest  Carry Forward Amount for the related
      Class or Classes of  Certificates  to the extent not covered by Interest
      Funds or Excess Cashflow on such Distribution Date;

(iii) third,  from any  remaining  amounts,  available  from the Cap Contracts relating to the Class I-A-1  Certificates and Class I-A-2  Certificates,
      to  the  Class  I-M-1,   Class  I-M-2,   Class  I-B-1  and  Class  I-B-2
      Certificates,  in that order, to the extent not paid pursuant to clauses
      (i) or (ii) above; and

(iv) to the Class B-IO Certificates, any remaining amount.

      All Cap Contract  Payment Amounts made with respect to Current  Interest and Interest  Carry Forward  Amounts will be treated,  for federal  income tax purposes,  as  reimbursable  advances  ("Class B-IO  Advances")  made from the holder of the Class B-IO  Certificates.  Such Class B-IO Advances will be paid back  to  the  holder  of the  Class  B-IO  Certificate  pursuant  to  Section
6.01.1(a).

      (c)   On each  Distribution  Date, all amounts  representing  Prepayment
Charges in respect of the Prepayment  Charge Loans received during the related
Prepayment  Period  will  be  withdrawn  from  the  Distribution  Account  and distributed  by the  Trustee  to the  Class XP  Certificates  and shall not be available for  distribution to the holders of any other Class of Certificates.
The  payment of such  Prepayment  Charges  shall not  reduce  the  Certificate
Principal  Balance of the Class XP Certificates.  In addition,  as provided in
Section  4.07 hereof,  on the  Distribution  Date  immediately  following  the
Prepayment  Period in which the last  Prepayment  Charge is collectible on the
Prepayment  Charge Loans,  which  Prepayment  Period is the month of September
2010,  the  Trustee  shall  distribute  the  amount  received  from the Master
Servicer  pursuant to Section  4.07(b) hereof to the Class XP  Certificates in reduction of the Certificate  Principal  Balance thereof until the Certificate
Principal Balance thereof is reduced to zero.

      (d)   The  expenses  and fees of the Trust  shall be paid by each of the
2004-11 REMICs,  to the extent that such expenses relate to the assets of each of such  respective  2004-11  REMICs,  and all other  expenses and fees of the
Trust shall be paid pro rata by each of the 2004-11 REMICs.

      Section  6.01.2   Distributions  on  the  Group  II  Certificates.   (a)
Interest and principal (as  applicable)  on the Group II  Certificates  (other than the Class R  Certificates) of each Certificate  Group will be distributed monthly on each  Distribution  Date,  commencing in October 2004, in an amount equal to the  Available  Funds for the  related  Loan  Group on deposit in the
Distribution  Account for such Distribution  Date. On each Distribution  Date, the  Available  Funds for each Loan  Group in Loan  Group II on deposit in the
Distribution Account shall be distributed as follows:

(A) on each  Distribution  Date, the Available  Funds for Loan Group II-1 will be distributed to the Class II-A-1 Certificates as follows:

                        first, to the Class II-A-1  Certificates,  the Accrued
                        Certificate    Interest   on   such   Class for   such
                        Distribution  Date  based on the  Accrued  Certificate
                        Interest owed to each such Class;

                        second, to the Class II-A-1 Certificates,  any Accrued
                        Certificate  Interest thereon remaining  undistributed
                        from  previous  Distribution  Dates,  to the extent of
                        remaining Available Funds for Loan Group II-1; and

                        third, to the Class II-A-1 Certificates,  in reduction
                        of the  Certificate  Principal  Balance  thereof,  the
                        Senior  Optimal  Principal  Amount with respect to the
                        Group II-1  Certificates for such Distribution Date to
                        the  extent  of  remaining  Available  Funds  for Loan
                        Group II-1,  until the Certificate  Principal  Balance
                        of each such Class has been reduced to zero.

(B) on each  Distribution  Date, the Available  Funds for Loan Group II-2 will be distributed to the Class II-A-2 Certificates as follows:

                        first, to the Class II-A-2  Certificates,  the Accrued
                        Certificate    Interest   on   such   Class for   such
                        Distribution  Date  based on the  Accrued  Certificate
                        Interest owed to each such Class;

                        second, to the Class II-A-2 Certificates,  any Accrued
                        Certificate  Interest thereon remaining  undistributed
                        from  previous  Distribution  Dates,  to the extent of
                        remaining Available Funds for Loan Group II-2; and

                        third, to the Class II-A-2 Certificates,  in reduction
                        of the  Certificate  Principal  Balance  thereof,  the
                        Senior  Optimal  Principal  Amount with respect to the
                        Group II-2  Certificates for such Distribution Date to
                        the  extent  of  remaining  Available  Funds  for Loan
                        Group II-2,  until the Certificate  Principal  Balance
                        of each such Class has been reduced to zero.

(C) on each  Distribution  Date, the Available  Funds for Loan Group II-3 will be distributed to the Class II-A-3 Certificates as follows:

                        first, to the Class II-A-3  Certificates,  the Accrued
                        Certificate    Interest   on   such   Class for   such
                        Distribution Date;

                        second, to the Class II-A-3 Certificates,  any Accrued
                        Certificate  Interest thereon remaining  undistributed
                        from  previous  Distribution  Dates,  to the extent of
                        remaining Available Funds for Loan Group II-3; and

                        third, to the Class II-A-3 Certificates,  in reduction
                        of the  Certificate  Principal  Balance  thereof,  the
                        Senior  Optimal  Principal  Amount with respect to the
                        Group II-3  Certificates for such Distribution Date to
                        the  extent  of  remaining  Available  Funds  for Loan
                        Group II-3,  until the Certificate  Principal  Balance
                        of each such Class has been reduced to zero.

(D) on each  Distribution  Date, the Available  Funds for Loan Group II-4 will be distributed to the Class II-A-4 Certificates as follows:

                        first, to the Class II-A-4  Certificates,  the Accrued
                        Certificate    Interest   on   such   Class for   such
                        Distribution Date;

                        second, to the Class II-A-4 Certificates,  any Accrued
                        Certificate  Interest thereon remaining  undistributed
                        from  previous  Distribution  Dates,  to the extent of
                        remaining Available Funds for Loan Group II-4; and

                        third, to the Class II-A-4 Certificates,  in reduction
                        of the  Certificate  Principal  Balance  thereof,  the
                        Senior  Optimal  Principal  Amount with respect to the
                        Group II-4  Certificates for such Distribution Date to
                        the  extent  of  remaining  Available  Funds  for Loan
                        Group II-4,  until the Certificate  Principal  Balance
                        of each such Class has been reduced to zero.

(E) on each  Distribution  Date, the Available  Funds for Loan Group II-5 will be distributed to the Class II-A-5 Certificates as follows:

                        first,  to  the  Class II-A-5   Certificates  and  the
                        Class II-X-A-5  Certificates,  the Accrued Certificate
                        Interest on such Classes for such  Distribution  Date,
                        pro rata,  based on the Accrued  Certificate  Interest
                        owed to each Class;

                        second,  to  the  Class II-A-5  Certificates  and  the
                        Class II-X-A-5  Certificates,  any Accrued Certificate
                        Interest   thereon   remaining    undistributed   from
                        previous  Distribution  Dates,  pro rata, based on the
                        undistributed  Accrued  Certificate  Interest  owed to
                        each  Class,  to the  extent  of  remaining  Available
                        Funds for Loan Group II-5; and

                        third, to the Class II-A-5 Certificates,  in reduction
                        of the  Certificate  Principal  Balance  thereof,  the
                        Senior  Optimal  Principal  Amount with respect to the
                        Group II-5  Certificates for such Distribution Date to
                        the  extent  of  remaining  Available  Funds  for Loan
                        Group II-5,  until the Certificate  Principal  Balance
                        of each such Class has been reduced to zero.

(F) on each  Distribution  Date, the Available  Funds for Loan Group II-6 will be distributed to the Class II-A-6a  Certificates  and Class
                  II-A-6b Certificates as follows:

                        first,  to the  Class II-A-6a  Certificates  and Class
                        II-A-6b   Certificates,    the   Accrued   Certificate
                        Interest on such Classes for such  Distribution  Date,
                        pro rata,  based on the Accrued  Certificate  Interest
                        owed to each Class;

                        second,  to the  Class II-A-6a  Certificates and Class
                        II-A-6b   Certificates,    any   Accrued   Certificate
                        Interest   thereon   remaining    undistributed   from
                        previous  Distribution  Dates,  pro rata, based on the
                        undistributed  Accrued  Certificate  Interest  owed to
                        each  Class,  to the  extent  of  remaining  Available
                        Funds for Loan Group II-6; and

                        third,  to the  Class II-A-6a  Certificates  and Class
                        II-A-6b Certificates,  in reduction of the Certificate
                        Principal   Balances   thereof,   the  Senior  Optimal
                        Principal  Amount  with  respect  to  the  Group  II-6
                        Certificates  for such  Distribution  Date,  pro rata,
                        based on the  Certificate  Principal  Balance  of each
                        such  Class,  to the  extent  of  remaining  Available
                        Funds  for Loan  Group  II-6,  until  the  Certificate
                        Principal  Balance of each such Class has been reduced
                        to zero.

                  (G)   Except as provided  in clauses  (H) and (I) below,  on
                  each  Distribution  Date on or prior to the Cross-Over Date, an amount equal to the sum of any remaining  Available Funds
                  for  all  Loan   Groups   in  Loan   Group   II  after   the
                  distributions  in  clauses  (A)  through  (F) above  will be distributed  sequentially,  in the following  order,  to the
                  Class II-B-1,   Class II-B-2,   Class II-B-3,  Class II-B-4,
                  Class II-B-5 and Class II-B-6 Certificates,  in each case up to an amount equal to and in the  following  order:  (a) the
                  Accrued  Certificate  Interest thereon for such Distribution
                  Date,   (b)  any  Accrued   Certificate   Interest   thereon
                  remaining  undistributed  from previous  Distribution  Dates and (c) such Class's  Allocable Share for such  Distribution
                  Date,  in each case,  to the extent of  remaining  Available
                  Funds for all Loan Groups in Loan Group II.

                  (H)         On  each   Distribution   Date   prior   to  the
                  Cross-Over  Date,  but after the  reduction of the aggregate
                  Certificate   Principal  Balance  of  the  Group  II  Senior
                  Certificates   in  any   Certificate   Group  to  zero,  the
                  remaining   Certificate  Groups  related  to  the  Group  II
                  Mortgage  Loans will be entitled to receive in  reduction of their Certificate  Principal  Balances,  pro rata based upon
                  aggregate   Certificate  Principal  Balance  of  the  Senior
                  Certificates in each Certificate  Group related to the Group
                  II Mortgage  Loans  immediately  prior to such  Distribution
                  Date,  in addition to any Principal  Prepayments  related to such  remaining  Group II  Senior  Certificates'  respective
                  Loan  Group allocated to such Senior  Certificates,  100% of the Principal  Prepayments  on any Group II Mortgage Loan in
                  the Loan  Group or  Loan  Groups  relating to any fully paid
                  Certificate  Group.  Such  amounts  allocated  to  Group  II
                  Senior   Certificates  shall  be  treated  as  part  of  the
                  Available  Funds for the related Loan Group and  distributed as part of the related  Senior Optimal  Distribution  Amount in  accordance  with  priority  third in clauses (A) through
                  (F) above,  as applicable,  in reduction of the  Certificate
                  Principal Balances thereof.  Notwithstanding  the foregoing, if (i) the weighted  average of the Subordinate  Percentages for each Loan  Group in Loan  Group II on such  Distribution
                  Date  equals  or  exceeds  two times  the  initial  weighted average of the  Subordinate  Percentages for each Loan Group in Loan  Group II and (ii) the  aggregate  Stated  Principal
                  Balance of the Group II Mortgage  Loans  delinquent  60 days or more  (including for this purpose any such Mortgage Loans in  foreclosure  and Group II Mortgage Loans with respect to which the related  Mortgaged  Property has been  acquired by the  Trust),  averaged  over  the  last  six  months,  as  a percentage of the aggregate  Certificate  Principal  Balance of the Group II  Subordinate  Certificates  does not  exceed
                  100%,   then  the   additional   allocation   of   Principal
                  Prepayments  to the  Certificates  in  accordance  with this
                  clause   will  not  be  made  and  100%  of  the   Principal
                  Prepayments  on any  Group  II  Mortgage  Loan  in the  Loan
                  Group relating  to  the  fully  paid  Certificate  Group  or
                  Certificate  Groups  related to the Group II Mortgage  Loans will be allocated to the Group II Subordinate Certificates.

                  (I)   For any  Undercollateralized  Certificate Group on any
                  Distribution  Date prior to the Cross-Over Date, (i) 100% of amounts  otherwise  allocable  to the  Group II  Subordinate
                  Certificates  in respect of principal will be distributed to
                  the    Group    II    Senior     Certificates     of    such
                  Undercollateralized  Certificate  Group on a pro rata  basis in accordance with their  respective  Certificate  Principal
                  Balances in reduction of the Certificate  Principal Balances thereof,  until the aggregate  Certificate Principal Balance of such Group II Senior  Certificates  is an amount equal to the  aggregate  Stated  Principal  Balance  of the  Group II
                  Mortgage  Loans  in the  related  Loan  Group  and  (ii) the
                  Accrued  Certificate  Interest  otherwise  allocable  to the
                  Group II Subordinate  Certificates on such Distribution Date will be  reduced  and  distributed  to such  Group II Senior
                  Certificates,  to the extent of any amount due and unpaid on such  Group II Senior  Certificates,  in an amount  equal to one  month's  interest  at  a  rate  equal  to  the  related
                  Pass-Through  Rate for such Distribution Date on the related
                  Undercollateralized   Amount.  Any  such  reduction  in  the
                  Accrued  Certificate  Interest  on the Group II  Subordinate
                  Certificates  will be  allocated  in reverse  order of their
                  respective  numerical  designations,   commencing  with  the
                  Class II-B-6  Certificates.  If there  exists  more than one
                  Undercollateralized  Certificate  Group  on  a  Distribution
                  Date,  amounts  distributable  to  such  Undercollateralized
                  Certificate   Groups   pursuant   to  this  clause  will  be
                  allocated  between  such   Undercollateralized   Certificate
                  Groups,    pro   rata,    based   upon   their    respective
                  Undercollateralized Amounts.

                  (J)   If,  after  distributions  have been made  pursuant to
                  priorities  first and  second of  clauses  (A)  through  (F)
                  above on any  Distribution  Date,  the  remaining  Available
                  Funds for any Loan  Group in Loan  Group II is less than the
                  Senior  Optimal  Principal  Amount for that Loan Group,  the
                  Senior  Optimal  Principal  Amount for such Loan Group shall be  reduced  by that  amount,  and the  remaining  Available
                  Funds  for  such  Loan   Group   will  be   distributed   as
                  principal among  the  related  Classes  of Group  II  Senior
                  Certificates  on a pro rata basis in  accordance  with their respective Certificate Principal Balances.

                  (K)   On  each   Distribution   Date,  any  Available  Funds
                  remaining  after  payment of interest  and  principal to the
                  Classes   of   Certificates   entitled   thereto,   will  be
                  distributed  to the Class R  Certificates;  provided that if on any  Distribution  Date there are any Available Funds for any Loan Group in Loan Group II remaining  after  payment of
                  interest   and   principal   to  a   Class or   Classes   of
                  Certificates   entitled   thereto,   such  amounts  will  be
                  distributed   to  the  other  Classes  of  Group  II  Senior
                  Certificates,   pro  rata,  based  upon  their   Certificate
                  Principal Balances,  until all amounts due to all Classes of
                  Group II Senior  Certificates have been paid in full, before any Available  Funds are distributed in accordance with this clause to the Class R Certificates.

(b) No  Accrued  Certificate  Interest  will be  payable  with  respect to any
Class of  Certificates  after the  Distribution  Date on which the Certificate
Principal Balance of such Certificate has been reduced to zero.

(c) If on any  Distribution  Date the Available  Funds for the Group II Senior
Certificates  in any  Certificate  Group is less than the Accrued  Certificate
Interest on the related Senior  Certificates for such  Distribution Date prior to reduction for Net Interest  Shortfalls and the interest portion of Realized
Losses,  the shortfall will be allocated to the holders of the Class of Senior
Certificates in such Certificate  Group on a pro rata basis in accordance with the amount of Accrued  Certificate  Interest for that Distribution Date absent such  shortfalls.  In  addition,  the amount of any interest  shortfalls  will constitute  unpaid Accrued  Certificate  Interest and will be distributable to holders of the  Certificates of the related  Classes  entitled to such amounts on subsequent  Distribution  Dates, to the extent of the applicable  Available
Funds  after  current  interest  distributions  as required  herein.  Any such amounts so carried  forward  will not bear  interest.  Shortfalls  in interest payments  will not be offset by a reduction in the servicing  compensation  of the  Master  Servicer  or  otherwise,  except  to  the  extent  of  applicable
Compensating Interest Payments.

(d) The  expenses  and fees of the Trust  shall be paid by each of the 2004-11
REMICs,  to the extent that such expenses relate to the assets of each of such respective  2004-11 REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of the 2004-11 REMICs.

      Section 6.02.1    Allocation of Losses and Subsequent Recoveries on the
Group  I  Certificates.  (a) On or  prior  to  each  Determination  Date,  the
Master  Servicer shall determine the amount of any Realized Loss in respect of each Group I Mortgage  Loan that  occurred  during the  immediately  preceding calendar month,  based on information  provided by the related  Servicer.  Any
Realized  Losses with  respect to the Group I Mortgage  Loans shall be applied on each  Distribution  Date after the  distributions  provided  for in Section
6.01,  in  reduction  of the  Certificate  Principal  Balance  of the Class or
Classes of Group I  Certificates  to the extent  provided in the definition of
Applied Realized Loss Amount.

      (b)   In addition,  in the event that the Master  Servicer  receives any
Subsequent Recoveries from a Servicer,  the Master Servicer shall deposit such funds  into  the  Master  Servicer  Collection  Account  pursuant  to  Section
4.01(c)(ii).  If, after taking into account such  Subsequent  Recoveries,  the amount  of  a  Realized  Loss  is  reduced,  the  amount  of  such  Subsequent
Recoveries  will be applied to increase the Certificate  Principal  Balance of the  Class of  Group I  Subordinate  Certificates  with  the  highest  payment priority to which Applied  Realized Loss Amounts have been allocated,  but not by more than the amount of Applied Realized Loss Amounts previously  allocated to  that  Class  of  Group  I  Subordinate  Certificates.  The  amount  of any remaining Subsequent  Recoveries will be applied to sequentially  increase the
Certificate  Principal  Balance  of  the  Group  I  Subordinate  Certificates,
beginning  with the Class of Group I  Subordinate  Certificates  with the next highest  payment  priority,  up to the amount of such  Applied  Realized  Loss
Amounts   previously   allocated   to  such   Class  or  Classes  of  Group  I
Certificates.  Holders of such Group I  Certificates  will not be  entitled to any  payments in respect of Current  Interest on the amount of such  increases for any Interest Accrual Period preceding the Distribution  Date on which such increase  occurs.  Any such  increases  shall be  applied  to the  Certificate
Principal  Balance of each Group I  Subordinate  Certificate  of such Class in accordance with its respective Fractional Undivided Interest.

      Section 6.02.2  Allocation of Losses and  Subsequent  Recoveries on the
Group  II  Certificates.  (a) On or  prior  to each  Determination  Date,  the
Master  Servicer shall determine the amount of any Realized Loss in respect of each Group II Mortgage Loan that  occurred  during the  immediately  preceding calendar month, based on information provided by the related Servicer.

      (b)   With  respect  to any Group II  Certificates  on any  Distribution
Date, the principal  portion of each Realized Loss on a Group II Mortgage Loan in a Loan Group shall be allocated as follows:

                  first,   to  the   Class II-B-6   Certificates   until   the
      Certificate Principal Balance thereof has been reduced to zero;

            second,  to the  Class II-B-5  Certificates  until the Certificate
      Principal Balance thereof has been reduced to zero;

            third,  to the  Class II-B-4  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;

            fourth,  to the  Class II-B-3  Certificates  until the Certificate
      Principal Balance thereof has been reduced to zero;

            fifth,  to the  Class II-B-2  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;

            sixth,  to the  Class II-B-1  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero; and

            seventh,  to the Senior  Certificates  in the related  Certificate
      Group until the Certificate  Principal  Balance thereof has been reduced to zero;  provided,  that.  any  Realized  Loss on a Mortgage  Loan in a
      Loan  Group  II-6  shall  be  allocated   first  to  the  Class  II-A-6b
      Certificates  until the Certificate  Principal  Balance thereof has been reduced  to zero and then to the the Class  II-A-6a  Certificates  until the Certificate Principal Balance thereof has been reduced to zero.

      (c)   Notwithstanding  the foregoing  clause (b), no such  allocation of any  Realized  Loss shall be made on a  Distribution  Date to any Class of (i)
Group II Subordinated  Certificates  to the extent that such allocation  would result in the reduction of the  aggregate  Certificate  Principal  Balances of all  Group II  Certificates  in as of such  Distribution  Date,  after  giving effect to all  distributions  and prior  allocations of Realized Losses on the
Group II Mortgage  Loans on such date,  to an amount  less than the  aggregate
Stated  Principal  Balance  of all of the  Group II  Mortgage  Loans as of the
first  day of the  month of such  Distribution  Date and (ii)  Group II Senior
Certificates in a Certificate  Group to the extent that such allocation  would result in the reduction of the  aggregate  Certificate  Principal  Balances of
all  the  Group  II  Certificates  in  such  Certificate   Group  as  of  such
Distribution  Date,  after  giving  effect  to  all  distributions  and  prior allocations  of Realized  Losses on the Group II Mortgage Loans in the related
Group II Loan Group on such date, to an amount less than the aggregate  Stated
Principal  Balance of all of the Group II Mortgage Loans in such Loan Group as of the first day of the month of such  Distribution Date (each such limitation in clause (i) and (ii), the "Loss Allocation Limitation").

      (d)   The  principal  portion  of any  Realized  Losses  allocated  to a
Class of  Certificates shall be allocated among the Certificates of such Class
in  proportion  to  their  respective   Certificate  Principal  Balances.  The
principal  portion of any allocation of Realized  Losses shall be accomplished by  reducing  the  Certificate  Principal  Balance  of the  related  Group  II
Certificates   on  the  related   Distribution   Date.   Once  the   aggregate
Certificate  Principal Balance of the Certificates in a Certificate Group been reduced to zero,  the  principal  portion of Realized  Losses on the  Mortgage
Loans in the  related  Loan  Group  (if any)  that  are not  allocated  to the
Subordinate  Certificates  pursuant to Section 6.02.2(b) will be allocated pro rata  based  upon  their  respective  Certificate  Principal  Balances  to the remaining Group II Senior  Certificates of the other Certificate  Groups,  pro rata based upon their respective Certificate Principal Balances.

(e) Realized Losses shall be allocated on the  Distribution  Date in the month following  the month in which such loss was  incurred  and, in the case of the principal portion thereof,  after giving effect to distributions  made on such
Distribution Date.

(f) On each Distribution  Date, the Securities  Administrator  shall determine and notify the Trustee of the Subordinate  Certificate  Writedown Amount.  Any
Subordinate   Certificate   Writedown  Amount  shall  effect  a  corresponding
reduction in the Certificate  Principal Balance of the Class II-B Certificates
in the reverse order of their numerical Class designations.

(g) The  applicable  Senior  Percentage  of Net  Interest  Shortfalls  will be allocated  among the  Group II Senior  Certificates  in the  related  Group II
Certificate Group in proportion to the amount of Accrued Certificate  Interest that would have been allocated thereto in the absence of such shortfalls.  The applicable  Subordinate Percentage of Net Interest Shortfall will be allocated among the Group II  Subordinate  Certificates  in  proportion to the amount of
Accrued  Certificate  Interest that would have been  allocated  thereto in the absence of such  shortfalls.  The interest portion of any Realized Losses with respect  to  the  Group  II  Mortgage  Loans  occurring  on or  prior  to  the
Cross-Over  Date will be allocated to the Class II-B  Certificates  in inverse order of their numerical  Class designations.  Following the Cross-Over  Date, the interest  portion of Realized  Losses on the Group II Mortgage  Loans will be  allocated  to the Group II Senior  Certificates  in the  related  Group II
Certificate  Group on a pro rata basis in  proportion to the amount of Accrued
Certificate  Interest that would have been allocated thereto in the absence of such Realized Losses.

(h)         In addition,  in the event that the Master  Servicer  receives any
Subsequent Recoveries from a Servicer,  the Master Servicer shall deposit such funds  into  the  Master  Servicer  Collection  Account  pursuant  to  Section
4.01(c)(ii).  If, after taking into account such  Subsequent  Recoveries,  the amount  of  a  Realized  Loss  is  reduced,  the  amount  of  such  Subsequent
Recoveries  will be applied to increase the Certificate  Principal  Balance of the  Class of Group  II  Subordinate  Certificates  with the  highest  payment priority to which Realized  Losses have been  allocated,  but not by more than the amount of Realized Losses  previously  allocated to that Class of Group II
Subordinate  Certificates  pursuant to this Section 6.02.2.  The amount of any remaining Subsequent  Recoveries will be applied to sequentially  increase the
Certificate  Principal  Balance  of the  Group  II  Subordinate  Certificates,
beginning  with the Class of Group II Subordinate  Certificates  with the next highest payment priority,  up to the amount of such Realized Losses previously allocated to such Class or Classes of Group II  Certificates  pursuant to this
Section  6.02.2.  Holders of such  Certificates  will not be  entitled  to any payments in respect of current  interest on the amount of such  increases  for any Interest  Accrual  Period  preceding the  Distribution  Date on which such increase  occurs.  Any such  increases  shall be  applied  to the  Certificate
Principal  Balance of each Group II  Subordinate  Certificate of such Class in accordance with its respective Fractional Undivided Interest.

      Section 6.02.3    Cross-Collateralization.      Notwithstanding      the
foregoing,  on any  Distribution  Date  on  which  the  Certificate  Principal
Balance of the Group I Subordinate  Certificates  or the Group II  Subordinate
Certificates  have been reduced to zero and a Realized  Loss that is a Special
Hazard Loss is to be allocated to the related Senior  Certificates,  such loss will be  allocated  among such Senior  Certificates  and the most  subordinate outstanding  class  of  non-related  Subordinate  Certificates  on a pro  rata basis, based on the Certificate Principal Balance thereof.

      Section 6.03        Payments.  (a)  On  each  Distribution  Date,  other
than the  final  Distribution  Date,  the  Trustee  shall  distribute  to each
Certificateholder  of record as of the immediately  preceding  Record Date the
Certificateholder's  pro  rata  share  of its  Class (based  on the  aggregate
Fractional  Undivided Interest  represented by such Holder's  Certificates) of all  amounts  required to be  distributed  on such  Distribution  Date to such
Class,  based  on  information  provided  to the  Trustee  by  the  Securities
Administrator.  The Securities  Administrator shall calculate the amount to be distributed  to  each  Class  and,  based  on  such  amounts,  the  Securities
Administrator   shall   determine  the  amount  to  be   distributed  to  each
Certificateholder.  All  of the  Securities  Administrator's  calculations  of payments  shall be based  solely on  information  provided  to the  Securities
Administrator  by the Master  Servicer.  Neither the Securities  Administrator
nor the Trustee  shall be required to confirm,  verify or  recompute  any such information but shall be entitled to rely conclusively on such information.

      (b)   Payment of the above  amounts to each  Certificateholder  shall be made (i) by check  mailed to each  Certificateholder  entitled  thereto at the address  appearing in the  Certificate  Register or  (ii) upon  receipt by the
Trustee on or before  the fifth  Business  Day  preceding  the Record  Date of written  instructions  from a  Certificateholder  by wire transfer to a United
States dollar account  maintained by the payee at any United States depository institution  with  appropriate  facilities for receiving such a wire transfer;
provided,  however,  that  the  final  payment  in  respect  of each  Class of
Certificates  will  be made  only  upon  presentation  and  surrender  of such respective  Certificates  at the office or agency of the Trustee  specified in the notice to Certificateholders of such final payment.

      Section 6.04        Statements  to   Certificateholders.   (a)  On  each
Distribution Date,  concurrently with each distribution to Certificateholders, the  Securities  Administrator  shall make available to the parties hereto and each Certificateholder via the Securities  Administrator's internet website as set forth below, the following information,  expressed with respect to clauses
(i) through  (vii) in the  aggregate  and as a Fractional  Undivided  Interest representing an initial  Certificate  Principal  Balance of $1,000,  or in the
case of the Class  II-X-A-5  Certificates  and  Class  B-IO  Certificates,  an
initial Notional Balance of $1,000:

(i) the  Certificate  Principal  Balance or  Notional  Principal  Balance,  as
applicable,   of  each  Class of   Certificates   immediately  prior  to  such
Distribution Date;

(ii) the amount of the distribution  allocable to principal on each applicable
Class of Certificates;

(iii) the  aggregate  amount of interest  accrued at the related  Pass-Through
Rate with respect to each Class during the related Interest Accrual Period;

(iv) the Net Interest  Shortfall and any other  adjustments to interest at the related  Pass-Through  Rate  necessary to account for any  difference  between interest  accrued and  aggregate  interest  distributed  with  respect to each
Class of Certificates;

(v) the amount of the  distribution  allocable  to interest  on each  Class of
Certificates;

(vi) the  Pass-Through  Rates for each Class of  Certificates  with respect to such Distribution Date;

(vii) the Certificate  Principal  Balance or Notional  Principal  Balance,  as
applicable, of each Class of Certificates after such Distribution Date;

(viii)      the  amount  of  any  Monthly  Advances,   Compensating   Interest
Payments and outstanding  unreimbursed  advances by the Master Servicer or the
Servicer included in such distribution separately stated for each Loan Group;

(ix) the aggregate  amount of any Realized Losses (listed  separately for each category  of  Realized  Loss and for  each  Loan  Group)  during  the  related
Prepayment  Period and cumulatively  since the Cut-off Date and the amount and
source  (separately   identified)  of  any  distribution  in  respect  thereof
included in such distribution;

(x) with respect to each Mortgage  Loan which  incurred a Realized Loss during the related Prepayment Period, (i) the loan number,  (ii) the Stated Principal
Balance  of  such  Mortgage  Loan  as of the  Cut-off  Date,  (ii) the  Stated
Principal Balance of such Mortgage Loan for such Distribution Date,  (iii) the
Net  Liquidation  Proceeds  with  respect to such  Mortgage  Loan and (iv) the amount of the Realized Loss with respect to such Mortgage Loan;

(xi) with respect to each Loan Group,  the amount of Scheduled  Principal  and
Principal  Prepayments,  (including but separately  identifying  the principal amount of Principal  Prepayments,  Insurance  Proceeds,  the purchase price in connection  with the purchase of Mortgage  Loans,  cash deposits in connection with  substitutions  of Mortgage Loans and Net  Liquidation  Proceeds) and the
number and principal  balance of Mortgage Loans  purchased or substituted  for during the relevant period and cumulatively since the Cut-off Date;

(xii) the number of  Mortgage  Loans  (excluding  REO  Property)  in each Loan
Group remaining  in the  Trust  Fund as of the end of the  related  Prepayment
Period;

(xiii)      information  for each Loan  Group and in the  aggregate  regarding any  Mortgage  Loan  delinquencies  as of the  end of the  related  Prepayment
Period,  including the aggregate  number and aggregate  Outstanding  Principal
Balance  of  Mortgage  Loans  (a)  delinquent  30 to 59 days on a  contractual basis,  (b)  delinquent  60  to  89  days  on a  contractual  basis,  and  (c)
delinquent  90 or more  days on a  contractual  basis,  in each case as of the close of business on the last Business Day of the immediately preceding month;

(xiv) for each Loan  Group,  the number of Mortgage  Loans in the  foreclosure process as of the end of the related Due Period and the aggregate  Outstanding
Principal Balance of such Mortgage Loans;

(xv) for each Loan  Group,  the number  and  aggregate  Outstanding  Principal
Balance  of all  Mortgage  Loans as to which the  Mortgaged  Property  was REO
Property as of the end of the related Due Period;

(xvi) the book value (the sum of (A) the Outstanding  Principal Balance of the
Mortgage Loan, (B) accrued  interest  through the date of foreclosure  and (C)
foreclosure  expenses) of any REO Property in each Loan Group;  provided that, in the  event  that  such  information  is  not  available  to the  Securities
Administrator  on the Distribution  Date, such information  shall be furnished promptly after it becomes available;

(xvii)      the  amount  of  Realized   Losses   allocated  to  each  Class of
Certificates  since the prior  Distribution  Date and in the aggregate for all prior Distribution Dates;

(xviii)     the Average Loss Severity Percentage for each Loan Group;

(xix) the  Senior  Percentage,   Senior  Prepayment  Percentage,   Subordinate
Percentage  and  Subordinate  Prepayment  Percentage,  in each case,  for such
Distribution Date;

(xx) the Interest  Carry  Forward  Amount and any Basis Risk  Shortfall  Carry
Forward Amount for each Class of Certificates;

(xxi) the  amount  of the  distribution  made  on  such  Distribution  Date to
Holders of each Class allocable to interest and the portion  thereof,  if any, provided by the Cap Contracts;

(xxii)      the  cumulative  amount of Applied  Realized Loss Amounts to date;
and

(xxiii)                       whether a Trigger Event exists.

      The information set forth above shall be calculated or reported,  as the case may be, by the  Securities  Administrator,  based  solely  on, and to the extent of, information provided to the Securities  Administrator by the Master
Servicer.   The  Securities   Administrator  may  conclusively  rely  on  such
information  and shall not be required to confirm,  verify or recalculate  any such information.

      The  Securities  Administrator  may make  available  each month,  to any
interested  party,  the  monthly  statement  to  Certificateholders   via  the
Securities  Administrator's  website initially  located at  "www.ctslink.com."
Assistance  in using the website  can be  obtained  by calling the  Securities
Administrator's  customer  service  desk at (301)  815-6600.  Parties that are unable to use the above distribution  option are entitled to have a paper copy mailed to them via first class mail by calling the Securities  Administrator's customer  service  desk and  indicating  such.  The  Securities  Administrator shall have the right to change the way such reports are  distributed  in order to make such  distribution  more  convenient  and/or  more  accessible  to the parties,  and the Securities  Administrator  shall provide timely and adequate notification to all parties regarding any such change.

      To the extent timely  received from the  Securities  Administrator,  the
Trustee  will  also  make   monthly   statements   available   each  month  to
Certificateholders   via  the  Trustee's   internet  website.   The  Trustee's
internet   website  will   initially   be  located  at   www.jpmorgan.com/sfr.
Assistance in using the Trustee's  website  service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

(b) Within  a  reasonable  period  of  time  after  the  end of the  preceding calendar year  beginning in 2005, the Trustee will furnish such report to each
Holder of the  Certificates  of record at any time  during the prior  calendar year as to the aggregate of amounts  reported  pursuant to subclauses  (a)(ii)
and (a)(v)  above with  respect to the  Certificates,  plus  information  with respect  to the amount of  servicing  compensation  and such  other  customary information  as the  Securities  Administrator  may  determine and advises the
Trustee to be necessary  and/or to be required by the Internal Revenue Service or by a federal or state law or rules or  regulations  to enable such  Holders to prepare their tax returns for such calendar year.  Such  obligations  shall be deemed to have been satisfied to the extent that  substantially  comparable information  shall be provided by the Securities  Administrator or the Trustee pursuant to the requirements of the Code.

      Section 6.05 Monthly  Advances.  If the Scheduled  Payment on a Mortgage
Loan that was due on a related Due Date is  delinquent  other than as a result of  application  of the  Relief  Act and for which the  related  Servicer  was required  to make an  advance  pursuant  to the  related  Servicing  Agreement exceeds the amount deposited in the Master Servicer  Collection  Account which will be used for an advance with  respect to such  Mortgage  Loan,  the Master
Servicer  will  deposit in the Master  Servicer  Collection  Account not later than the Distribution  Account Deposit Date immediately  preceding the related
Distribution  Date an amount equal to such  deficiency,  net of the  Servicing
Fee  for  such  Mortgage  Loan  except  to  the  extent  the  Master  Servicer determines  any such advance to be a  Nonrecoverable  Advance.  Subject to the foregoing,  the Master  Servicer shall continue to make such advances  through the date that the related  Servicer  is required to do so under its  Servicing
Agreement.  If the Master  Servicer  deems an  advance to be a  Nonrecoverable
Advance,  on the Distribution  Account Deposit Date, the Master Servicer shall present an Officer's  Certificate to the Trustee  (i) stating  that the Master
Servicer  elects  not  to  make a  Monthly  Advance  in a  stated  amount  and
(ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

      Section  6.06  Compensating  Interest  Payments.   The  Master  Servicer
shall deposit in the Master  Servicer  Collection  Account not later than each
Distribution  Account  Deposit  Date an amount  equal to the lesser of (i) the sum of the aggregate  amounts  required to be paid by the Servicers  under the
Servicing  Agreements with respect to subclauses (a) and (b) of the definition of  Interest  Shortfall  with  respect to the  Mortgage  Loans for the related
Distribution  Date,  and not so paid by the  related  Servicers  and  (ii) the
Master Servicer  Compensation  for such  Distribution  Date (such amount,  the
"Compensating  Interest  Payment").  The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

      Section 6.07  Distributions on REMIC I Regular Interests and REMIC II
Regular Interests

      (a)   On  each  Distribution  Date,  the  Trustee  shall  be  deemed  to distribute  to itself  on  behalf  of REMIC  III as the  holder of the REMIC I
Regular  Interests,  those  portions  of the REMIC I  Distribution  Amount not designated  to Component I of the Class R  Certificate,  in the amounts and in accordance  with  the  priorities  set  forth  in the  definition  of  REMIC I
Distribution Amount.

      (b)   On  each  Distribution  Date,  the  Trustee  shall  be  deemed  to distribute  to  itself  on  behalf  of REMIC IV as the  holder of the REMIC II
Regular  Interests  and REMIC III  Regular  Interests,  those  portions of the
REMIC II Distribution  Amount and REMIC III Distribution Amount not designated to Component II of Component  III of the Class R  Certificate,  in the amounts and in accordance  with the priorities  set forth in the  definitions of REMIC
II Distribution Amount and REMIC III Distribution Amount.

      (c)   On  each  Distribution  Date,  the  Trustee  shall  be  deemed  to distribute to the holders of the  Certificates  as the holders of the REMIC IV
Interests,  the REMIC IV Distribution Amount, in the amounts and in accordance with the  priorities  set  forth  in the  definition  of REMIC I  Distribution
Amount.

      (d)   Notwithstanding  the deemed  distributions  on the REMIC I Regular
Interests  and REMIC II Regular  Interests  described  in this  Section  6.07, distributions  of funds from the  Distribution  Account  shall be made only in accordance with Sections 6.01.1 and 6.01.2.

                                  ARTICLE VII
                             The Master Servicer

Section 7.01      Liabilities  of the Master  Servicer.  The  Master  Servicer
shall be liable in accordance  herewith only to the extent of the  obligations specifically imposed upon and undertaken by it herein.

Section 7.02      Merger or Consolidation of the Master Servicer.

(a) The Master  Servicer  will keep in full  force and  effect its  existence, rights  and  franchises  as a  corporation  under the laws of the state of its incorporation,  and will obtain and preserve its  qualification to do business as a foreign  corporation in each jurisdiction in which such  qualification is or shall be  necessary  to protect the  validity  and  enforceability  of this
Agreement,  the  Certificates  or any of the Mortgage Loans and to perform its duties under this Agreement.

(b) Any Person into which the Master  Servicer may be merged or  consolidated, or any  corporation  resulting from any merger or  consolidation  to which the
Master Servicer shall be a party, or any Person  succeeding to the business of the Master Servicer,  shall be the successor of the Master Servicer hereunder, without  the  execution  or filing of any paper or further  act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7.03      Indemnification of the Trustee, the Master Servicer and the
Securities  Administrator.  (a) The Master  Servicer  agrees to indemnify  the
Indemnified  Persons  for,  and to  hold  them  harmless  against,  any  loss, liability or expense  (including  reasonable  legal fees and  disbursements of counsel)  incurred on their part that may be  sustained  in  connection  with, arising  out of, or  relating  to, any claim or legal  action  (including  any pending or threatened claim or legal action)  relating to this Agreement,  the
Servicing  Agreements,  the Assignment  Agreements or the  Certificates or the
powers of attorney  delivered  by the  Trustee  hereunder  (i) related  to the
Master  Servicer's  failure to  perform  its  duties in  compliance  with this
Agreement  (except as any such loss,  liability or expense  shall be otherwise reimbursable  pursuant to this  Agreement) or  (ii) incurred  by reason of the
Master Servicer's  willful  misfeasance,  bad faith or gross negligence in the performance  of  duties  hereunder  or by  reason  of  reckless  disregard  of obligations and duties  hereunder,  provided,  in each case, that with respect to any such claim or legal  action (or  pending or  threatened  claim or legal action),  the Trustee  shall have given the Master  Servicer and the Depositor written notice  thereof  promptly after the Trustee shall have with respect to such claim or legal action knowledge  thereof.  The Trustee's  failure to give any such  notice  shall not  affect  the  Trustee's  right to  indemnification hereunder,  except to the extent the Master Servicer is materially  prejudiced by such failure to give notice.  This indemnity  shall survive the resignation or removal of the Trustee,  Master  Servicer or the  Securities  Administrator
and the termination of this Agreement.

(a) The  Depositor  will  indemnify  any  Indemnified  Person  for  any  loss, liability or expense of any  Indemnified  Person not otherwise  covered by the
Master Servicer's indemnification pursuant to Section  7.03(a).

Section 7.04      Limitations  on  Liability  of  the  Master  Servicer  and
Others.  Subject to the  obligation  of the Master  Servicer to indemnify  the
Indemnified Persons pursuant to Section 7.03:

(a) Neither the Master Servicer nor any of the directors,  officers, employees or  agents  of the  Master  Servicer  shall  be  under  any  liability  to the
Indemnified Persons, the Depositor,  the Trust Fund or the  Certificateholders
for taking any action or for  refraining  from taking any action in good faith pursuant to this  Agreement,  or for errors in  judgment;  provided,  however, that this provision  shall not protect the Master  Servicer or any such Person against  any  breach  of  warranties  or  representations  made  herein or any liability which would otherwise be imposed by reason of such Person's  willful misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(b) The Master  Servicer and any director,  officer,  employee or agent of the
Master  Servicer  may rely in good  faith on any  document  of any kind  prima facie  properly  executed and submitted by any Person  respecting  any matters arising hereunder.

(c) The Master Servicer, the Custodian and any director,  officer, employee or agent of the Master  Servicer or the  Custodian  shall be  indemnified  by the
Trust and held  harmless  thereby  against  any  loss,  liability  or  expense
(including  reasonable legal fees and  disbursements  of counsel)  incurred on their  part that may be  sustained  in  connection  with,  arising  out of, or related to, any claim or legal  action  (including  any pending or  threatened claim or legal action)  relating to this  Agreement,  the  Certificates or any
Servicing  Agreement  (except  to the  extent  that  the  Master  Servicer  is indemnified  by the  Servicer  thereunder),  other  than  (i) any  such  loss, liability or expense related to the Master  Servicer's  failure to perform its duties in compliance with this Agreement  (except as any such loss,  liability or expense shall be otherwise reimbursable pursuant to this Agreement),  or to the Custodian's  failure to perform its duties under the Custodial  Agreement, respectively,  or (ii) any such loss,  liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance,  bad faith or gross  negligence  in  the  performance  of  duties  hereunder  or  under  the
Custodial  Agreement,  as  applicable,  or by reason of reckless  disregard of obligations  and  duties  hereunder  or  under  the  Custodial  Agreement,  as applicable.

(d) The  Master  Servicer  shall not be under  any  obligation  to appear  in, prosecute  or defend any legal  action  that is not  incidental  to its duties under this  Agreement and that in its opinion may involve it in any expense or liability;  provided, however, the Master Servicer may in its discretion, with
the  consent  of  the  Trustee  (which  consent  shall  not  be   unreasonably
withheld),  undertake any such action which it may deem necessary or desirable with  respect to this  Agreement  and the  rights  and  duties of the  parties hereto and the interests of the Certificateholders  hereunder.  In such event, the  legal  expenses  and costs of such  action  and any  liability  resulting therefrom shall be expenses,  costs and liabilities of the Trust Fund, and the
Master Servicer shall be entitled to be reimbursed  therefor out of the Master
Servicer  Collection  Account as  provided  by  Section 4.03.  Nothing in this
Section  7.04(d) shall affect the Master  Servicer's  obligation to supervise, or to take  such  actions  as are  necessary  to  ensure,  the  servicing  and administration of the Mortgage Loans pursuant to Section  3.01(a).

(e) In  taking  or  recommending   any  course  of  action  pursuant  to  this
Agreement,  unless specifically  required to do so pursuant to this Agreement,
the  Master   Servicer   shall  not  be  required  to   investigate   or  make
recommendations  concerning potential  liabilities which the Trust might incur as a result  of such  course of  action  by  reason  of the  condition  of the
Mortgaged  Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

(f) The Master  Servicer  shall not be liable for any acts or omissions of any
Servicer, except as otherwise expressly provided herein.

Section 7.05      Master  Servicer  Not  to  Resign.  Except  as  provided  in
Section 7.07,  the Master  Servicer shall not resign from the  obligations and duties hereby imposed on it except upon a  determination  that any such duties
hereunder  are  no  longer   permissible   under   applicable   law  and  such
impermissibility  cannot  be  cured.  Any such  determination  permitting  the resignation  of the  Master  Servicer  shall be  evidenced  by an  Opinion  of
Independent  Counsel  addressed to the Trustee to such effect delivered to the
Trustee.  No such  resignation by the Master  Servicer shall become  effective until the  Company  or the  Trustee  or a  successor  to the  Master  Servicer
reasonably    satisfactory   to   the   Trustee   shall   have   assumed   the
responsibilities  and  obligations of the Master  Servicer in accordance  with
Section 8.02  hereof.  The  Trustee  shall  notify the Rating  Agencies of the resignation of the Master Servicer.

Section 7.06      Successor   Master   Servicer.   In   connection   with  the
appointment of any successor  master  servicer or the assumption of the duties of the Master Servicer,  the Company or the Trustee may make such arrangements for the  compensation of such successor master servicer out of payments on the
Mortgage  Loans  as the  Company  or the  Trustee  and such  successor  master servicer  shall agree.  If the successor  master  servicer does not agree that such market  value is a fair  price,  such  successor  master  servicer  shall obtain two quotations of market value from third parties  actively  engaged in
the  servicing  of   single-family   mortgage   loans.   Notwithstanding   the
foregoing,  the  compensation  payable to a successor  master servicer may not exceed the compensation  which the Master Servicer would have been entitled to retain  if the  Master  Servicer  had  continued  to act  as  Master  Servicer hereunder.

Section 7.07      Sale  and  Assignment  of  Master   Servicing.   The  Master
Servicer  may  sell  and  assign  its  rights  and  delegate  its  duties  and obligations  in its entirety as Master  Servicer  under this Agreement and the
Company  may  terminate  the Master  Servicer  without  cause and select a new
Master Servicer;  provided,  however,  that:  (i) the  purchaser or transferee accepting such  assignment and delegation (a) shall be a Person which shall be qualified to service  mortgage  loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000  (unless  otherwise  approved by each Rating  Agency  pursuant to clause  (ii) below);  (c) shall be reasonably satisfactory  to  the  Trustee  (as  evidenced  in a  writing  signed  by  the
Trustee);  and (d) shall execute and deliver to the Trustee an  agreement,  in form and substance reasonably  satisfactory to the Trustee,  which contains an assumption by such Person of the due and punctual  performance  and observance of each  covenant  and  condition  to be performed or observed by it as master servicer  under this  Agreement,  any custodial  agreement  from and after the effective  date of such  agreement;  (ii) each  Rating  Agency  shall be given prior written  notice of the identity of the proposed  successor to the Master
Servicer  and each  Rating  Agency's  rating  of the  Certificates  in  effect immediately  prior  to  such  assignment,  sale  and  delegation  will  not be downgraded,  qualified or withdrawn as a result of such  assignment,  sale and delegation,  as evidenced  by a letter to such effect  delivered to the Master
Servicer and the Trustee;  (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's  Certificate and an
Opinion of  Independent  Counsel  addressed to the Trustee,  each stating that all  conditions  precedent  to such  action  under  this  Agreement  have been completed  and such action is permitted by and complies with the terms of this
Agreement;  and (iv) in the event the Master  Servicer is  terminated  without cause by the Company,  the Company shall pay the terminated  Master Servicer a termination fee equal to 0.25% of the aggregate  Stated  Principal  Balance of the Mortgage  Loans at the time the master  servicing of the Mortgage Loans is
transferred  to  the  successor  Master   Servicer.   No  such  assignment  or
delegation  shall  affect  any  rights or  liability  of the  Master  Servicer arising prior to the effective date thereof.

                                ARTICLE VIII

                                   Default

Section 8.01      Events  of  Default.   "Event  of  Default,"  wherever  used
herein,  means any one of the following  events  (whatever the reason for such
Event of  Default  and  whether it shall be  voluntary  or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any  court  or  any  order,  rule  or  regulation  of  any  administrative  or governmental body) and only with respect to the defaulting Master Servicer:

(i) The Master  Servicer  fails to cause to be deposited  in the  Distribution
Account  any amount so  required to be  deposited  pursuant to this  Agreement
(other than a Monthly Advance),  and such failure  continues  unremedied for a period of three  Business  Days  after the date upon which  written  notice of such failure,  requiring the same to be remedied, shall have been given to the
Master Servicer; or

(ii) The Master  Servicer fails to observe or perform in any material  respect any other material  covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements  materially  affect the rights of  Certificateholders,  and such failure continues unremedied for a period of
60 days  after  the date on which  written  notice of such  failure,  properly requiring  the same to be  remedied,  shall  have  been  given  to the  Master
Servicer  by the  Trustee or to the  Master  Servicer  and the  Trustee by the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

(iii) There is  entered  against  the  Master  Servicer a decree or order by a court or agency or supervisory  authority having  jurisdiction in the premises
for  the  appointment  of  a  conservator,   receiver  or  liquidator  in  any
insolvency,  readjustment  of debt,  marshaling of assets and  liabilities  or similar proceedings,  or for the winding up or liquidation of its affairs, and the  continuance  of any such decree or order is unstayed  and in effect for a period of 60  consecutive  days, or an involuntary  case is commenced  against the Master Servicer under any applicable insolvency or reorganization  statute and the petition is not  dismissed  within 60 days after the  commencement  of the case; or

(iv) The Master  Servicer  consents to the  appointment  of a  conservator  or receiver or liquidator in any insolvency,  readjustment of debt, marshaling of assets and  liabilities  or similar  proceedings  of or relating to the Master
Servicer or substantially  all of its property;  or the Master Servicer admits in writing its inability to pay its debts  generally as they become due, files a petition to take  advantage of any applicable  insolvency or  reorganization statute, makes an assignment for the benefit of its creditors,  or voluntarily suspends payment of its obligations;

(v) The Master  Servicer  assigns or delegates its duties or rights under this
Agreement in  contravention  of the provisions  permitting  such assignment or delegation under Sections 7.05 or 7.07; or

(vi) The Master  Servicer fails to deposit,  or cause to be deposited,  in the
Distribution   Account  any  Monthly  Advance  (other  than  a  Nonrecoverable
Advance) by 5:00 p.m. New York City time on the  Distribution  Account Deposit
Date.

In each and every such case,  so long as such Event of Default with respect to the Master  Servicer shall not have been  remedied,  either the Trustee or the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 51% of the  principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee if given by such  Certificateholders), with a copy to the Rating Agencies,  and with the consent of the Company,  may terminate all of the rights and obligations  (but not the  liabilities) of the
Master  Servicer  under this Agreement and in and to the Mortgage Loans and/or the REO Property  serviced by the Master  Servicer  and the proceeds  thereof.
Upon the receipt by the Master Servicer of the written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether with respect to the  Certificates,  the  Mortgage  Loans,  REO  Property or under any other related  agreements (but only to the extent that such other agreements  relate
to  the  Mortgage   Loans  or  related  REO   Property)   shall,   subject  to
Section 8.02,  automatically  and without further action pass to and be vested in the Trustee pursuant to this  Section 8.01;  and, without  limitation,  the
Trustee is hereby  authorized and empowered to execute and deliver,  on behalf of  the  Master  Servicer  as  attorney-in-fact  or  otherwise,  any  and  all documents  and other  instruments  and to do or  accomplish  all other acts or things  necessary  or  appropriate  to effect the  purposes  of such notice of termination,  whether to complete the transfer and  endorsement  or assignment of the  Mortgage  Loans  and  related  documents,  or  otherwise.  The  Master
Servicer  agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's  rights and obligations  hereunder,  including,  without limitation,  the transfer to the Trustee of (i) the property and amounts which are then or  should be part of the Trust or which  thereafter  become  part of the  Trust;  and  (ii) originals  or copies  of all  documents  of the  Master
Servicer  reasonably  requested  by the  Trustee  to enable  it to assume  the
Master  Servicer's duties  thereunder.  In addition to any other amounts which are then, or,  notwithstanding  the  termination of its activities  under this
Agreement,  may become payable to the Master  Servicer  under this  Agreement, the Master  Servicer shall be entitled to receive,  out of any amount received on account of a Mortgage  Loan or related REO  Property,  that portion of such payments  which it would have received as  reimbursement  under this Agreement if notice of  termination  had not been given.  The  termination of the rights and  obligations  of the Master  Servicer  shall not  affect  any  obligations incurred by the Master Servicer prior to such termination.

      Notwithstanding  the  foregoing,  if an Event of  Default  described  in clause (vi) of this Section 8.01  shall occur, the Trustee shall, by notice in
writing  to  the  Master  Servicer,   which  may  be  delivered  by  telecopy,
immediately  terminate  all of  the  rights  and  obligations  of  the  Master
Servicer  thereafter  arising under this Agreement,  but without  prejudice to any rights it may have as a  Certificateholder  or to reimbursement of Monthly
Advances  and other  advances of its own funds,  and the Trustee  shall act as provided  in  Section 8.02  to carry out the  duties of the  Master  Servicer, including the  obligation to make any Monthly  Advance the nonpayment of which was an Event of Default  described in clause  (vi) of this  Section 8.01.  Any such action  taken by the  Trustee  must be prior to the  distribution  on the relevant Distribution Date.

Section 8.02      Trustee  to Act;  Appointment  of  Successor.  (a)  Upon the
receipt  by the  Master  Servicer  of a  notice  of  termination  pursuant  to
Section 8.01 or an Opinion of Independent  Counsel pursuant to Section 7.05 to the effect that the Master  Servicer  is legally  unable to act or to delegate its  duties  to a Person  which is  legally  able to act,  the  Trustee  shall automatically  become the successor in all respects to the Master  Servicer in its capacity under this Agreement and the  transactions  set forth or provided for  herein  and shall  thereafter  be  subject  to all the  responsibilities, duties,  liabilities and limitations on liabilities relating thereto placed on the Master  Servicer by the terms and provisions  hereof;  provided,  however, that the  Company  shall have the right to either (a)  immediately  assume the duties of the Master  Servicer  or (b)  select a  successor  Master  Servicer;
provided  further,   however,  that  the  Trustee  shall  have  no  obligation
whatsoever  with  respect  to  any  liability   (other  than  advances  deemed
recoverable  and not previously  made)  incurred by the Master  Servicer at or prior to the time of  termination.  As compensation  therefor,  but subject to
Section 7.06,  the Trustee shall be entitled to compensation  which the Master
Servicer  would  have  been  entitled  to retain if the  Master  Servicer  had continued to act hereunder,  except for those amounts due the Master  Servicer as reimbursement  permitted under this Agreement for advances  previously made or expenses previously  incurred.  Notwithstanding the above, the Trustee may, if it shall be  unwilling so to act, or shall,  if it is legally  unable so to act,  appoint or petition a court of competent  jurisdiction  to appoint,  any established  housing and home  finance  institution  which is a Fannie Mae- or
Freddie Mac-approved  servicer,  and with respect to a successor to the Master
Servicer  only,  having  a net  worth  of not less  than  $10,000,000,  as the successor to the Master  Servicer  hereunder in the  assumption  of all or any part of the  responsibilities,  duties or liabilities  of the Master  Servicer hereunder;  provided,  that the Trustee shall obtain a letter from each Rating
Agency  that the  ratings,  if any,  on each of the  Certificates  will not be lowered  as a  result  of  the  selection  of  the  successor  to  the  Master
Servicer.   Pending   appointment  of  a  successor  to  the  Master  Servicer
hereunder,  the Trustee  shall act in such capacity as  hereinabove  provided.
In connection with such appointment and assumption,  the Trustee may make such arrangements  for the  compensation  of such  successor out of payments on the
Mortgage Loans as it and such successor shall agree;  provided,  however, that the provisions of Section 7.06  shall apply, the compensation  shall not be in excess of that which the Master  Servicer  would have been  entitled to if the
Master Servicer had continued to act hereunder,  and that such successor shall undertake and assume the  obligations  of the Trustee to pay  compensation  to any  third  Person  acting  as an  agent  or  independent  contractor  in  the performance of master servicing  responsibilities  hereunder.  The Trustee and such successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such succession.

      (b)   If the Trustee shall succeed to any duties of the Master  Servicer respecting  the  Mortgage  Loans  as  provided  herein,  it  shall  do so in a separate  capacity and not in its capacity as Trustee  and,  accordingly,  the provisions  of Article IX shall be  inapplicable  to the Trustee in its duties as the  successor  to the Master  Servicer in the  servicing  of the  Mortgage
Loans (although such provisions  shall continue to apply to the Trustee in its capacity as Trustee);  the provisions of Article VII, however,  shall apply to it in its capacity as successor master servicer.

Section 8.03      Notification  to  Certificateholders.  Upon any  termination or appointment of a successor to the Master  Servicer,  the Trustee shall give prompt  written  notice  thereof  to  Certificateholders  at their  respective addresses appearing in the Certificate Register and to the Rating Agencies.

Section 8.04      Waiver of Defaults.  The Trustee  shall  transmit by mail to all  Certificateholders,  within 60 days after the  occurrence of any Event of
Default  actually known to a Responsible  Officer of the Trustee,  unless such
Event  of  Default  shall  have  been  cured,  notice  of each  such  Event of
Default.   The  Holders  of  Certificates   evidencing   Fractional  Undivided
Interests  aggregating  not less than 51% of the Trust Fund may,  on behalf of all  Certificateholders,  waive any  default  by the  Master  Servicer  in the performance of its obligations hereunder and the consequences thereof,  except a  default  in  the  making  of  or  the  causing  to  be  made  any  required distribution on the Certificates,  which default may only be waived by Holders of Certificates  evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund.  Upon any such waiver of a past  default,  such default  shall be deemed to cease to exist, and any Event of Default arising  therefrom shall be deemed to have been timely  remedied for every  purpose of this  Agreement.
No such waiver shall extend to any  subsequent  or other default or impair any right  consequent  thereon  except to the  extent  expressly  so  waived.  The
Trustee shall give notice of any such waiver to the Rating Agencies.

Section 8.05      List of  Certificateholders.  Upon written  request of three or more  Certificateholders  of record,  for  purposes of  communicating  with other  Certificateholders  with respect to their rights under this  Agreement, the Trustee will afford such  Certificateholders  access during business hours to the most recent list of Certificateholders held by the Trustee.

                                  ARTICLE IX
           Concerning the Trustee and the Securities Administrator

Section 9.01      Duties of Trustee.

(a) The Trustee,  prior to the occurrence of an Event of Default and after the curing or waiver of all Events of  Default  which may have  occurred,  and the
Securities  Administrator  each undertake to perform such duties and only such duties  as are  specifically  set  forth in this  Agreement  as  duties of the
Trustee  and  the  Securities  Administrator,  respectively.  If an  Event  of
Default  has  occurred  and has not been cured or waived,  the  Trustee  shall exercise  such of the rights and powers  vested in it by this  Agreement,  and subject  to  Section 8.02(b)  use the same  degree  of care and skill in their exercise,  as a prudent person would exercise under the  circumstances  in the conduct of his own affairs.

(b) Upon  receipt  of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders  or  other  instruments  which  are  specifically required  to be  furnished  to the Trustee  and the  Securities  Administrator
pursuant to any provision of this  Agreement,  the Trustee and the  Securities
Administrator,  respectively, shall examine them to determine whether they are in the form required by this Agreement;  provided,  however,  that neither the
Trustee  nor  the  Securities  Administrator  shall  be  responsible  for  the accuracy  or  content  of any  resolution,  certificate,  statement,  opinion, report,  document,  order or other instrument furnished  hereunder;  provided, further,  that neither the Trustee nor the Securities  Administrator  shall be responsible for the accuracy or  verification  of any calculation  provided to it pursuant to this Agreement.

(c) On each  Distribution  Date, the Trustee shall make monthly  distributions and  the  final  distribution  to the  Certificateholders  from  funds  in the
Distribution  Account as  provided  in Sections  6.01 and 10.01  herein  based solely on the report of the Securities Administrator.

(d) No provision of this  Agreement  shall be construed to relieve the Trustee or the Securities  Administrator  from liability for its own negligent action, its own  negligent  failure to act or its own  willful  misconduct;  provided, however, that:

(i) Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have  occurred,  the duties and
obligations  of  the  Trustee  and  the  Securities   Administrator  shall  be
determined  solely by the express  provisions of this  Agreement,  neither the
Trustee  nor the  Securities  Administrator  shall be  liable  except  for the performance of their  respective  duties and  obligations as are  specifically set forth in this  Agreement,  no implied  covenants or  obligations  shall be read into this Agreement  against the Trustee or the Securities  Administrator and, in the absence of bad faith on the part of the Trustee or the  Securities
Administrator,  respectively,  the  Trustee or the  Securities  Administrator,
respectively,  may  conclusively  rely, as to the truth of the  statements and the correctness of the opinions  expressed  therein,  upon any certificates or
opinions   furnished   to  the  Trustee  or  the   Securities   Administrator,
respectively, and conforming to the requirements of this Agreement;

(ii) Neither the Trustee nor the Securities  Administrator  shall be liable in its  individual  capacity  for an error of  judgment  made in good  faith by a
Responsible  Officer or  Responsible  Officers of the Trustee or an officer of the  Securities  Administrator,  respectively,  unless it shall be proved that the Trustee or the Securities  Administrator,  respectively,  was negligent in ascertaining the pertinent facts;

(iii) Neither  the Trustee nor the  Securities  Administrator  shall be liable with  respect to any action  taken,  suffered  or omitted to be taken by it in good faith in accordance  with the  directions of the Holders of  Certificates evidencing  Fractional  Undivided  Interests  aggregating not less than 25% of the Trust Fund, if such action or non-action  relates to the time,  method and place of conducting any proceeding for any remedy  available to the Trustee or the Securities Administrator,  respectively,  or exercising any trust or other
power   conferred   upon  the   Trustee  or  the   Securities   Administrator,
respectively, under this Agreement;

(iv) The  Trustee  shall not be  required  to take notice or be deemed to have notice or  knowledge of any default or Event of Default  unless a  Responsible
Officer of the Trustee's  Corporate  Trust Office shall have actual  knowledge thereof.  In the absence of such notice,  the Trustee may conclusively  assume there is no such default or Event of Default;

(v) The Trustee shall not in any way be liable by reason of any  insufficiency in any Account held by or in the name of Trustee  unless it is determined by a court  of  competent  jurisdiction  that the  Trustee's  gross  negligence  or willful misconduct was the primary cause of such insufficiency  (except to the extent that the Trustee is obligor and has defaulted thereon);

(vi) Anything in this Agreement to the contrary  notwithstanding,  in no event shall the  Trustee or the  Securities  Administrator  be liable  for  special, indirect or  consequential  loss or damage of any kind  whatsoever  (including but not  limited  to lost  profits),  even if the  Trustee  or the  Securities
Administrator,  respectively,  has been advised of the likelihood of such loss or damage and regardless of the form of action;

(vii) None  of  the  Securities   Administrator,   the  Master  Servicer,  the
Depositor,  the Company or the Trustee  shall be  responsible  for the acts or omissions of the other,  it being  understood that this Agreement shall not be construed to render them  partners,  joint  venturers or agents of one another
and

(viii)      Neither  the  Trustee nor the  Securities  Administrator  shall be required  to  expend  or risk  its own  funds  or  otherwise  incur  financial liability  in  the  performance  of any of  its  duties  hereunder,  or in the exercise  of any of its rights or powers,  if there is  reasonable  ground for believing that the repayment of such funds or adequate  indemnity against such risk or liability is not reasonably  assured to it, and none of the provisions contained  in this  Agreement  shall in any event  require  the Trustee or the
Securities  Administrator  to  perform,  or be  responsible  for the manner of performance  of,  any of the  obligations  of the Master  Servicer  under this
Agreement,  except  during  such time,  if any,  as the  Trustee  shall be the successor  to, and be vested with the rights,  duties,  powers and  privileges of, the Master Servicer in accordance with the terms of this Agreement.

(e) All funds received by the Master  Servicer and the Trustee and required to be  deposited  in the  Master  Servicer  Collection  Account  or  Distribution
Account  pursuant  to this  Agreement  will be promptly  so  deposited  by the
Master Servicer and the Trustee.

(f) Except for those actions that the Trustee or the Securities  Administrator is  required  to take  hereunder,  neither  the  Trustee  nor  the  Securities
Administrator  shall have any obligation or liability to take any action or to refrain from taking any action  hereunder in the absence of written  direction as provided hereunder.

Section 9.02      Certain  Matters  Affecting the Trustee and the  Securities
Administrator.  Except as otherwise provided in Section 9.01:

(a) The  Trustee  and the  Securities  Administrator  may  rely  and  shall be protected in acting or refraining  from acting in reliance on any  resolution, certificate of the Depositor,  the Master Servicer or a Servicer,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent,  order, appraisal,  bond or other paper or document believed  by it to be  genuine  and to have been  signed or  presented  by the proper party or parties;

(b) The Trustee and the Securities  Administrator may consult with counsel and any  advice  of such  counsel  or any  Opinion  of  Counsel  shall be full and complete  authorization  and  protection  with  respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance  with such advice or Opinion of Counsel;

(c) Neither the Trustee nor the  Securities  Administrator  shall be under any obligation  to  exercise  any of the  trusts  or  powers  vested in it by this
Agreement,  other  than  its  obligation  to  give  notices  pursuant  to this
Agreement,  or to institute,  conduct or defend any litigation hereunder or in
relation   hereto  at  the   request,   order  or  direction  of  any  of  the
Certificateholders  pursuant to the provisions of this Agreement,  unless such
Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity  against the costs,  expenses and liabilities  which may be incurred therein or thereby.  Nothing  contained  herein  shall,  however,  relieve the
Trustee  of the  obligation,  upon the  occurrence  of an Event of  Default of which a  Responsible  Officer of the Trustee has actual  knowledge  (which has not been cured or waived),  to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same  degree  of care  and  skill in their exercise,  as a prudent person would exercise under the circumstances in the conduct of his own affairs;

(d) Prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiver of all Events of  Default  which may have  occurred,  neither
the  Trustee  nor  the  Securities   Administrator  shall  be  liable  in  its
individual  capacity for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(e) Neither  the Trustee nor the  Securities  Administrator  shall be bound to make any  investigation  into the facts or matters  stated in any  resolution,
certificate,   statement,   instrument,   opinion,  report,  notice,  request,
consent,  order, approval,  bond or other paper or document,  unless requested in  writing  to  do  so  by  Holders  of  Certificates  evidencing  Fractional
Undivided  Interests  aggregating  not  less  than 25% of the  Trust  Fund and provided  that the  payment  within a  reasonable  time to the  Trustee or the
Securities   Administrator,   as  applicable,   of  the  costs,   expenses  or
liabilities  likely to be incurred  by it in the making of such  investigation is,  in  the  opinion  of the  Trustee  or the  Securities  Administrator,  as
applicable,   reasonably   assured   to  the   Trustee   or   the   Securities
Administrator,  as applicable,  by the security afforded to it by the terms of this  Agreement.  The  Trustee or the  Securities  Administrator  may  require reasonable  indemnity  against  such  expense or  liability  as a condition to taking any such  action.  The  reasonable  expense  of every such  examination shall be paid by the Certificateholders requesting the investigation;

(f) The  Trustee  and the  Securities  Administrator  may  execute  any of the trusts or powers  hereunder or perform any duties hereunder either directly or through Affiliates,  agents or attorneys;  provided, however, that the Trustee may not appoint any agent to perform its custodial  functions  with respect to the Mortgage Files or paying agent functions under this Agreement  without the express  written  consent of the Master  Servicer,  which  consent will not be unreasonably  withheld.  Neither the Trustee nor the Securities  Administrator
shall be liable or responsible  for the misconduct or negligence of any of the
Trustee's  or  the  Securities   Administrator's  agents  or  attorneys  or  a
custodian  or  paying  agent  appointed   hereunder  by  the  Trustee  or  the
Securities  Administrator  with due care and, when required,  with the consent of the Master Servicer;

(g) Should the Trustee or the Securities  Administrator deem the nature of any action  required on its part,  other than a payment or transfer  under Section
4.01(b)  or  Section 4.02,  to be  unclear,  the  Trustee  or  the  Securities
Administrator,  respectively,  may  require  prior to such  action  that it be provided by the Depositor with reasonable further instructions;

(h) The right of the Trustee or the  Securities  Administrator  to perform any discretionary  act  enumerated in this  Agreement  shall not be construed as a duty,  and  neither  the Trustee  nor the  Securities  Administrator  shall be accountable  for  other  than its  negligence  or  willful  misconduct  in the performance of any such act;

(i) Neither the Trustee nor the Securities  Administrator shall be required to give any bond or surety with  respect to the  execution  of the trust  created hereby or the powers  granted  hereunder,  except as provided in Section 9.07;
and

(j) Neither the Trustee nor the Securities  Administrator  shall have any duty to  conduct  any  affirmative  investigation  as  to  the  occurrence  of  any condition  requiring  the  repurchase  of any  Mortgage  Loan  by  the  Seller pursuant  to this  Agreement  or the  Mortgage  Loan  Purchase  Agreement,  as
applicable,  or the  eligibility  of any  Mortgage  Loan for  purposes of this
Agreement.

Section 9.03      Trustee  and  Securities   Administrator  Not  Liable  for
Certificates  or Mortgage  Loans.  The  recitals  contained  herein and in the
Certificates (other than the signature and  countersignature of the Trustee on the  Certificates)  shall be taken as the  statements  of the  Depositor,  and
neither  the  Trustee  nor  the  Securities   Administrator   shall  have  any
responsibility for their  correctness.  Neither the Trustee nor the Securities
Administrator  makes any  representation  as to the validity or sufficiency of the  Certificates  (other  than  the  signature  and  countersignature  of the
Trustee on the  Certificates)  or of any  Mortgage  Loan  except as  expressly provided  in  Sections  2.02  and 2.05  hereof;  provided,  however,  that the foregoing  shall not  relieve  the  Trustee  of the  obligation  to review the
Mortgage  Files  pursuant to Sections 2.02 and 2.04.  The Trustee's  signature and  countersignature  (or  countersignature of its agent) on the Certificates shall be solely in its  capacity  as  Trustee  and  shall not  constitute  the
Certificates an obligation of the Trustee in any other  capacity.  Neither the
Trustee nor the Securities  Administrator  shall be accountable for the use or application by the Depositor of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or  application  of any funds  paid to the
Depositor  with respect to the Mortgage  Loans.  Subject to the  provisions of
Section 2.05,  neither the Trustee nor the Securities  Administrator  shall be responsible  for the legality or validity of this Agreement or any document or instrument  relating to this Agreement,  the validity of the execution of this
Agreement or of any supplement hereto or instrument of further  assurance,  or the  validity,  priority,  perfection or  sufficiency  of the security for the
Certificates  issued  hereunder  or intended to be issued  hereunder.  Neither the  Trustee  nor the  Securities  Administrator  shall at any  time  have any responsibility or liability for or with respect to the legality,  validity and enforceability  of any Mortgage or any Mortgage  Loan, or the  perfection  and priority  of any  Mortgage  or the  maintenance  of any  such  perfection  and priority,  or for or with respect to the  sufficiency of the Trust Fund or its ability to generate  the  payments to be  distributed  to  Certificateholders, under this  Agreement.  Neither the Trustee nor the  Securities  Administrator
shall  have any  responsibility  for  filing  any  financing  or  continuation statement  in any  public  office  at any  time  or to  otherwise  perfect  or maintain  the  perfection  of any  security  interest  or lien  granted  to it hereunder or to record this Agreement other than any  continuation  statements filed by the Trustee pursuant to Section 3.20.

Section 9.04      Trustee and Securities  Administrator  May Own Certificates.
The Trustee and the Securities  Administrator in their  individual  capacities or  in  any  capacity  other  than  as  Trustee  or  Securities  Administrator hereunder  may become the owner or pledgee of any  Certificates  with the same rights it would have if it were not Trustee or the  Securities  Administrator, as applicable, and may otherwise deal with the parties hereto.

Section 9.05      Trustee's   and   Securities   Administrator's   Fees  and
Expenses.   The  fees  and   expenses  of  the  Trustee  and  the   Securities
Administrator  shall  be  paid  in  accordance  with a side  letter  agreement between the  Trustee and the Master  Servicer.  In  addition,  the Trustee and the  Securities  Administrator  will be  entitled  to recover  from the Master
Servicer   Collection  Account  pursuant  to  Section 4.03(b)  all  reasonable out-of-pocket  expenses,  disbursements  and  advances and the expenses of the
Trustee and the Securities  Administrator,  respectively,  in connection  with any  Event of  Default,  any  breach of this  Agreement  or any claim or legal action  (including any pending or threatened  claim or legal action)  incurred or made by the Trustee or the Securities Administrator,  respectively,  in the
administration   of   the   trusts   hereunder   (including   the   reasonable
compensation,  expenses  and  disbursements  of its  counsel)  except any such expense,  disbursement  or  advance  as  may  arise  from  its  negligence  or
intentional    misconduct   or   which   is   the    responsibility   of   the
Certificateholders.  If funds in the Master  Servicer  Collection  Account are insufficient  therefor,  the Trustee and the  Securities  Administrator  shall
recover   such   expenses   from  the   Depositor.   Such   compensation   and
reimbursement  obligation  shall not be  limited  by any  provision  of law in regard to the compensation of a trustee of an express trust.

Section 9.06      Eligibility   Requirements   for  Trustee  and  Securities
Administrator.  The  Trustee  and any  successor  Trustee  and the  Securities
Administrator  and any  successor  Securities  Administrator  shall during the entire  duration  of this  Agreement  be a state  bank or trust  company  or a national  banking  association  organized and doing business under the laws of such  state or the United  States of  America,  authorized  under such laws to exercise  corporate  trust powers,  having a combined  capital and surplus and undivided  profits  of at least  $40,000,000  or,  in the case of a  successor
Trustee,  $50,000,000,  subject to  supervision  or  examination by federal or state authority and, in the case of the Trustee,  rated "BBB" or higher by S&P with  respect to their  long-term  rating and rated "BBB" or higher by S&P and
"Baa2"  or  higher  by  Moody's  with  respect  to any  outstanding  long-term unsecured  unsubordinated  debt,  and, in the case of a  successor  Trustee or successor Securities Administrator other than pursuant to Section 9.10,  rated in  one of  the  two  highest  long-term  debt  categories  of,  or  otherwise acceptable to, each of the Rating Agencies.  If the Trustee  publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this
Section 9.06  the combined  capital and surplus of such  corporation  shall be deemed to be its total equity  capital  (combined  capital and surplus) as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee or the  Securities  Administrator  shall cease to be eligible in accordance  with the  provisions of this  Section 9.06,  the Trustee or the
Securities  Administrator  shall resign immediately in the manner and with the effect specified in Section 9.08.

Section 9.07      Insurance.  The  Trustee and the  Securities  Administrator,
at their own expense,  shall at all times  maintain and keep in full force and
effect:   (i) fidelity  insurance,   (ii) theft  of  documents  insurance  and
(iii) forgery  insurance (which may be collectively  satisfied by a "Financial
Institution  Bond"  and/or a  "Bankers'  Blanket  Bond").  All such  insurance shall be in amounts,  with standard  coverage and subject to  deductibles,  as are customary for insurance typically  maintained by banks or their affiliates which act as custodians for  investor-owned  mortgage  pools. A certificate of an officer of the Trustee or the Securities  Administrator as to the Trustee's
or  the  Securities  Administrator's,   respectively,   compliance  with  this
Section 9.07  shall be  furnished  to any  Certificateholder  upon  reasonable written request.

Section 9.08      Resignation  and  Removal of the  Trustee  and  Securities
Administrator.

(a)  The Trustee and the Securities  Administrator  may at any time resign and be discharged  from the Trust hereby  created by giving written notice thereof to  the  Depositor  and  the  Master  Servicer,  with a  copy  to  the  Rating
Agencies.  Upon  receiving  such notice of  resignation,  the Depositor  shall promptly appoint a successor  Trustee or successor  Securities  Administrator, as  applicable,  by  written  instrument,  in  triplicate,  one  copy of which instrument  shall be delivered to each of the resigning  Trustee or Securities
Administrator,   as   applicable,   the   successor   Trustee  or   Securities
Administrator,   as  applicable.   If  no  successor   Trustee  or  Securities
Administrator  shall  have been so  appointed  and have  accepted  appointment within 30 days after the giving of such notice of  resignation,  the resigning
Trustee  or  Securities  Administrator  may  petition  any court of  competent jurisdiction  for  the  appointment  of  a  successor  Trustee  or  Securities
Administrator.

(b) If at any time the Trustee or the Securities  Administrator shall cease to be eligible in accordance with the provisions of  Section 9.06  and shall fail to resign after  written  request  therefor by the Depositor or if at any time the Trustee or the Securities  Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent,  or a receiver of the Trustee or the  Securities  Administrator,  as  applicable,  or of its property  shall be appointed,  or any public  officer shall take charge or control of the Trustee or the Securities Administrator,  as applicable, or of its property or affairs for the  purpose of  rehabilitation,  conservation  or  liquidation,  then the
Depositor  shall promptly  remove the Trustee,  or shall be entitled to remove the Securities Administrator,  as applicable,  and appoint a successor Trustee
or  Securities  Administrator,   as  applicable,  by  written  instrument,  in
triplicate,  one copy of which  instrument  shall be  delivered to each of the
Trustee or Securities Administrator,  as applicable, so removed, the successor
Trustee or Securities Administrator, as applicable.

(c) The Holders of  Certificates  evidencing  Fractional  Undivided  Interests aggregating  not less than 51% of the Trust  Fund may at any time  remove  the
Trustee or the  Securities  Administrator  and appoint a successor  Trustee or
Securities   Administrator   by  written   instrument   or   instruments,   in
quadruplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the
Depositor,  the Master Servicer, the Securities  Administrator (if the Trustee
is removed),  the Trustee (if the Securities  Administrator  is removed),  and the  Trustee or  Securities  Administrator  so removed  and the  successor  so appointed.  In the event  that the  Trustee  or  Securities  Administrator  is
removed   by  the   Holders   of   Certificates   in   accordance   with  this
Section 9.08(c),  the Holders of such  Certificates  shall be responsible  for
paying  any  compensation   payable  to  a  successor   Trustee  or  successor
Securities  Administrator,  in excess of the  amount  paid to the  predecessor
Trustee or predecessor Securities Administrator, as applicable.

(d) No resignation  or removal of the Trustee or the Securities  Administrator and appointment of a successor  Trustee or Securities  Administrator  pursuant to any of the provisions of this  Section 9.08  shall become  effective except upon  appointment  of and  acceptance  of such  appointment  by the  successor
Trustee or Securities Administrator as provided in Section 9.09.

Section 9.09      Successor Trustee and Successor Securities Administrator.

(a) Any successor  Trustee or Securities  Administrator  appointed as provided in  Section 9.08  shall execute,  acknowledge and deliver to the Depositor and
to  its  predecessor   Trustee  or  Securities   Administrator  an  instrument
accepting  such  appointment  hereunder.  The  resignation  or  removal of the predecessor  Trustee or Securities  Administrator  shall then become effective and such successor  Trustee or Securities  Administrator,  without any further act,  deed or  conveyance,  shall  become  fully  vested  with all the rights, powers, duties and obligations of its predecessor hereunder,  with like effect as if originally  named as Trustee or  Securities  Administrator  herein.  The predecessor  Trustee or  Securities  Administrator  shall after payment of its outstanding  fees and expenses  promptly  deliver to the successor  Trustee or
Securities Administrator,  as applicable,  all assets and records of the Trust held  by it  hereunder,  and the  Depositor  and the  predecessor  Trustee  or
Securities  Administrator,  as  applicable,  shall  execute and  deliver  such instruments  and do such other things as may  reasonably  be required for more fully and  certainly  vesting  and  confirming  in the  successor  Trustee  or
Securities Administrator,  as applicable,  all such rights, powers, duties and obligations.

(b) No successor Trustee or Securities  Administrator shall accept appointment as provided in this  Section 9.09  unless at the time of such  acceptance such successor  Trustee or  Securities  Administrator  shall be eligible  under the provisions of Section 9.06.

(c) Upon  acceptance  of  appointment  by a  successor  Trustee or  Securities
Administrator  as  provided in this  Section 9.09,  the  successor  Trustee or
Securities  Administrator  shall mail notice of the succession of such Trustee or  Securities  Administrator  hereunder  to all  Certificateholders  at their addresses as shown in the  Certificate  Register  and to the Rating  Agencies.
The  Company  shall pay the cost of any  mailing by the  successor  Trustee or
Securities Administrator.

Section 9.10      Merger  or   Consolidation   of  Trustee  or   Securities
Administrator.   Any  state  bank  or  trust   company  or  national   banking
association  into which the  Trustee or the  Securities  Administrator  may be merged or converted or with which it may be  consolidated or any state bank or trust  company or  national  banking  association  resulting  from any merger,
conversion  or   consolidation   to  which  the  Trustee  or  the   Securities
Administrator,  respectively,  shall be a party,  or any  state  bank or trust company or national  banking  association  succeeding to all or  substantially all  of  the  corporate  trust  business  of the  Trustee  or  the  Securities
Administrator,  respectively,  shall be the  successor  of the  Trustee or the
Securities Administrator,  respectively,  hereunder,  provided such state bank or trust company or national banking  association  shall be eligible under the provisions  of  Section 9.06.  Such  succession  shall  be valid  without  the execution  or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.11      Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding  any other provisions hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust or property  constituting  the same may at the time be located,  the
Depositor  and the  Trustee  acting  jointly  shall  have the  power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee and the Depositor to act as co-trustee or co-trustees,  jointly with the  Trustee,  or separate  trustee or separate  trustees,  of all or any part of the Trust,  and to vest in such Person or Persons,  in such  capacity, such  title to the  Trust,  or any part  thereof,  and,  subject  to the other provisions of this Section 9.11,  such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

(b) If the Depositor shall not have joined in such appointment  within 15 days after the receipt by it of a written  request so to do, the Trustee shall have the power to make such appointment without the Depositor.

(c) No co-trustee or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor Trustee under  Section 9.06  hereunder and no  notice  to  Certificateholders  of the  appointment  of  co-trustee(s)  or separate trustee(s) shall be required under Section 9.08 hereof.

(d) In the  case  of any  appointment  of a  co-trustee  or  separate  trustee pursuant to this  Section 9.11,  all rights,  powers,  duties and  obligations conferred  or imposed  upon the Trustee and  required to be  conferred on such co-trustee  shall be conferred  or imposed upon and  exercised or performed by the Trustee and such  separate  trustee or co-trustee  jointly,  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed  (whether as Trustee hereunder or as successor to the
Master  Servicer  hereunder),  the Trustee shall be incompetent or unqualified to perform such act or acts,  in which event such rights,  powers,  duties and obligations  (including  the  holding  of  title to the  Trust or any  portion thereof in any such  jurisdiction)  shall be exercised  and  performed by such separate trustee or co-trustee at the direction of the Trustee.

(e) Any notice,  request or other writing given to the Trustee shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively  as if given  to each of them.  Every  instrument  appointing  any separate  trustee  or  co-trustee  shall  refer  to  this  Agreement  and  the conditions  of this Article IX. Each  separate  trustee and  co-trustee,  upon its  acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the
Trustee  or  separately,  as may  be  provided  therein,  subject  to all  the provisions of this Agreement,  specifically  including every provision of this
Agreement  relating  to  the  conduct  of,  affecting  the  liability  of,  or affording  protection to, the Trustee.  Every such  instrument  shall be filed with the Trustee.

(f) To the extent not  prohibited  by law, any separate  trustee or co-trustee may, at any time,  request the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to do any lawful act under or with respect to this
Agreement  on  its  behalf  and in  its  name.  If  any  separate  trustee  or co-trustee  shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties  rights,  remedies and trusts shall vest in and be exercised  by the  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor Trustee.

(g) No trustee under this  Agreement  shall be personally  liable by reason of any act or omission of another  trustee  under this  Agreement.  The Depositor and the Trustee  acting  jointly may at any time accept the  resignation of or remove any separate trustee or co-trustee.

Section 9.12      Federal    Information    Returns    and    Reports    to
Certificateholders; REMIC Administration.

(a) For federal  income tax  purposes,  the taxable year of each 2004-11 REMIC shall be a calendar year and the  Securities  Administrator  shall maintain or cause the  maintenance  of the books of each such 2004-11 REMIC on the accrual method of accounting.

(b) The Securities  Administrator  shall prepare and file or cause to be filed with the Internal  Revenue  Service,  and the Trustee shall sign,  Federal tax information  returns or elections  required to be made  hereunder with respect to each 2004-11  REMIC,  the Trust Fund, if applicable,  and the  Certificates containing  such  information  and at the  times  and in the  manner as may be required by the Code or applicable Treasury regulations,  and shall furnish to each Holder of  Certificates  at any time during the  calendar  year for which such returns or reports are made such  statements or  information at the times and in the manner as may be required thereby,  including,  without limitation, reports  relating to  mortgaged  property  that is  abandoned  or  foreclosed, receipt of mortgage  interests in kind in a trade or business,  a cancellation of  indebtedness,  interest,  original issue  discount and market  discount or premium  (using a constant  prepayment  assumption of 25% CPR). The Securities
Administrator  will apply for an Employee  Identification  Number from the IRS under  Form SS-4 or any  other  acceptable  method  for all tax  entities.  In connection  with the  foregoing,  the  Securities  Administrator  shall timely prepare and file,  and the  Trustee  shall  sign,  IRS Form 8811,  which shall provide  the name and  address of the person  who can be  contacted  to obtain information  required to be reported  to the holders of regular  interests  in each  2004-11  REMIC (the "REMIC  Reporting  Agent").  The Trustee  shall make elections to treat each 2004-11 REMIC as a REMIC (which  elections shall apply to the  taxable  period  ending  December 31,  2004  and  each  calendar  year thereafter) in such manner as the Code or applicable Treasury  regulations may prescribe,  and as  described  by the  Securities  Administrator.  The Trustee shall sign all tax information  returns filed pursuant to this Section and any other  returns  as may be  required  by the Code.  The  Holder of the  largest percentage  interest in the Class R  Certificates is hereby  designated as the
"Tax Matters Person"  (within the meaning of Treas.  Reg.  §§1.860F-4(d))  for each 2004-11 REMIC.  The  Securities  Administrator  is hereby  designated and appointed  as the  agent of each  such Tax  Matters  Person.  Any  Holder of a
Residual  Certificate  will  by  acceptance  thereof  appoint  the  Securities
Administrator as agent and  attorney-in-fact  for the purpose of acting as Tax
Matters  Person for each  2004-11  REMIC  during  such time as the  Securities
Administrator  does not own any such Residual  Certificate.  In the event that the Code or applicable Treasury  regulations prohibit the Trustee from signing
tax  or   information   returns  or  other   statements,   or  the  Securities
Administrator  from  acting as agent for the Tax Matters  Person,  the Trustee and the Securities  Administrator  shall take whatever action that in its sole good faith  judgment is necessary  for the proper  filing of such  information returns or for the provision of a tax matters  person,  including  designation of the Holder of the largest percentage interest in a Residual  Certificate to sign such  returns or act as tax  matters  person.  Each  Holder of a Residual
Certificate shall be bound by this Section.

(c) The  Securities  Administrator  shall  provide upon request and receipt of
reasonable     compensation,     such     information     as    required    in
Section 860D(a)(6)(B)  of the Code to the  Internal  Revenue  Service,  to any
Person purporting to transfer a Residual  Certificate to a Person other than a transferee  permitted  by  Section 5.05(b),  and to any  regulated  investment company, real estate investment trust, common trust fund, partnership,  trust, estate,  organization  described  in  Section 1381  of the  Code,  or  nominee holding an interest in a pass-through  entity described in  Section 860E(e)(6)
of the Code,  any  record  holder of which is not a  transferee  permitted  by
Section 5.05(b)  (or  which  is  deemed  by  statute  to be an  entity  with a disqualified member).

(d) The Securities  Administrator shall prepare and file or cause to be filed, and the  Trustee  shall sign,  any state  income tax  returns  required  under
Applicable State Law with respect to each REMIC or the Trust Fund.

(e) Notwithstanding  any other  provision of this  Agreement,  the Trustee and the  Securities  Administrator  shall  comply  with  all  federal  withholding
requirements   respecting  payments  to   Certificateholders  of  interest  or
original  issue  discount  on the  Mortgage  Loans,  that the  Trustee  or the
Securities  Administrator  reasonably  believes are applicable under the Code.
The   consent  of   Certificateholders   shall  not  be   required   for  such
withholding.  In  the  event  the  Trustee  or  the  Securities  Administrator withholds  any amount from  interest or original  issue  discount  payments or advances  thereof to any  Certificateholder  pursuant  to federal  withholding requirements,  the Trustee or the  Securities  Administrator  shall,  together with its  monthly  report to such  Certificateholders,  indicate  such  amount withheld.

(f) The Trustee and the Securities  Administrator agree to indemnify the Trust
Fund and the Depositor for any taxes and costs including,  without limitation, any  reasonable  attorneys  fees imposed on or incurred by the Trust Fund, the
Depositor  or the Master  Servicer,  as a result of a breach of the  Trustee's covenants and the  Securities  Administrator's  covenants,  respectively,  set forth in this Section 9.12;  provided,  however, such liability and obligation to indemnify in this paragraph  shall be several and not joint and neither the
Trustee nor the  Securities  Administrator  shall be liable or be obligated to indemnify  the Trust Fund for the  failure  by the other to  perform  any duty under  this  Agreement  or the  breach  by the other of any  covenant  in this
Agreement.

                                  ARTICLE X
                                 Termination

Section 10.01     Termination Upon Repurchase by EMC or its Designee or
Liquidation of the Mortgage Loans.

(a) Subject to Section 10.02,  the respective obligations and responsibilities of the  Depositor,  the  Trustee,  the  Master  Servicer  and  the  Securities
Administrator  created  hereby,  other than the  obligation  of the Trustee to make payments to Certificateholders as hereinafter set forth shall terminate:

(i) in  accordance  with  Section  10.01(c),  the  repurchase  by  or  at  the direction of EMC or its designee of all of the Mortgage  Loans in each of Loan
Group I and Loan Group II (which  repurchase of the Group I Mortgage Loans and the Group II Mortgage  Loans may occur on separate  dates) and all related REO
Property remaining in the Trust at a price (the "Termination  Purchase Price")
equal  to the sum of (a) 100% of the  Outstanding  Principal  Balance  of each
Mortgage  Loan in such Loan  Group (other  than a Mortgage Loan related to REO
Property) as of the date of  repurchase,  net of the principal  portion of any unreimbursed  Monthly  Advances  on the  Mortgage  Loans  unpaid  to,  but not including,  the first day of the month of repurchase,  (b) the appraised value of any related REO Property,  less the good faith estimate of the Depositor of liquidation  expenses to be incurred in connection  with its disposal  thereof
(but not more than the Outstanding  Principal  Balance of the related Mortgage
Loan,  together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not  including,  the first day of the month of  repurchase),  such  appraisal to be  calculated  by an appraiser  mutually agreed upon by the Depositor and the Trustee at the expense of the  Depositor,
(c)  unreimbursed  out-of  pocket  costs  of the  Master  Servicer,  including unreimbursed  servicing advances and the principal portion of any unreimbursed
Monthly  Advances,  made on the Mortgage Loans in such Loan Group prior to the exercise of such repurchase right and (d) any unreimbursed  costs and expenses
of  the  Trustee  and  the  Securities   Administrator   payable  pursuant  to
Section 9.05;

(ii) the later of the  making of the final  payment or other  liquidation,  or any advance with respect thereto, of the last Mortgage Loan,  remaining in the
Trust Fund or the  disposition  of all property  acquired  with respect to any
Mortgage Loan; provided,  however,  that in the event that an advance has been made,  but not yet  recovered,  at the time of such  termination,  the  Person having made such advance  shall be entitled to receive,  notwithstanding  such termination,  any payments received  subsequent  thereto with respect to which such advance was made; or

(iii) the  payment to the  Certificateholders  of all  amounts  required to be paid to them pursuant to this Agreement.

(b) In no event,  however,  shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the  descendants of Joseph P.  Kennedy,  the late  Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

(c) (i)                                               The  right of EMC or its
designee to repurchase  Group I Mortgage Loans and related assets described in
Section  10.01(a)(i)  above shall be exercisable  only if the aggregate Stated
Principal  Balance of the Mortgage Loans at the time of any such repurchase is less than 20% of the sum of the Cut-off Date Balance.

            (ii)  The  right of EMC or its  designee  to  repurchase  Group II
 Mortgage  Loans and related  assets  described in Section  10.01(a)(i)  above shall be exercisable only if the aggregate  Stated  Principal  Balance of the
 Mortgage  Loans at the time of any such  repurchase  is less  than 10% of the sum of the Cut-off Date Balance.

            (iii)    The right of EMC or its designee to repurchase all the
assets of the Trust Fund described in Section 10.01(a)(i) above shall also be exercisable if the Depositor, based upon an Opinion of Counsel addressed to the Depositor, the Trustee and the Sercurities Administrator has determined that the REMIC status of any 2004-11 REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year.

            (iv)             At any  time  thereafter,  in the case of (i) and
 (ii) or (iii)  above,  EMC may elect to  terminate  any 2004-11  REMIC at any time, and upon such election,  the Depositor or its designee,  shall purchase in  accordance  with  Section  10.01(a)(i)  above all the assets of the Trust
 Fund.

(d) The   Trustee   shall   give   notice   of   any    termination   to   the
Certificateholders,  with  a copy  to  the  Master  Servicer,  the  Securities
Administrator  and the  Rating  Agencies,  upon  which the  Certificateholders shall  surrender  their  Certificates  to the Trustee for payment of the final distribution and  cancellation.  Such notice shall be given by letter,  mailed not  earlier  than the l5th day and not  later  than the 25th day of the month next  preceding  the  month of such  final  distribution,  and  shall  specify
(i) the  Distribution  Date upon which final payment of the Certificates  will be made upon  presentation  and surrender of the Certificates at the office of the Trustee therein designated,  (ii) the amount of any such final payment and
(iii) that the Record Date otherwise  applicable to such  Distribution Date is not applicable,  payments being made only upon  presentation  and surrender of the Certificates at the office of the Trustee therein specified.

(e) If the option of EMC to repurchase or cause the  repurchase of all Group I
Mortgage  Loans  or the  Group  II  Mortgage  Loans  and  the  related  assets described  in Section  10.01(c)  above is  exercised,  EMC and/or its designee shall deliver to the Trustee for deposit in the Distribution  Account,  by the
Business Day prior to the  applicable  Distribution  Date,  an amount equal to the  Termination  Purchase  Price of the Mortgage  Loans being  repurchased on such  Distribution  Date.  Upon  presentation  and  surrender  of the  related
Certificates by the related  Certificateholders,  the Trustee shall distribute to such  Certificateholders  as directed by the  Securities  Administrator  in
writing  an  amount   determined  as  follows:   with  respect  to  each  such
Certificate   (other  than  the  Class  R   Certificates),   the   outstanding
Certificate  Principal  Balance,  plus with  respect to each such  Certificate
(other than the Class II-X-A-5  Certificates  and Class R  Certificates),  one
month's  interest  thereon  at the  applicable  Pass-Through  Rate;  and  with respect  to the  Class  R  Certificates,  the  percentage  interest  evidenced thereby  multiplied by the  difference,  if any,  between the above  described repurchase  price and the aggregate amount to be distributed to the Holders of the  related  Certificates  (other  than  the  Class R  Certificates).  If the proceeds  with  respect  to the  Mortgage  Loans  being  repurchased  are  not sufficient  to pay all of the  related  Certificates  in full  (other than the
Class R Certificates),  any such deficiency will be allocated in the case of a
repurchase  of  the  Group  I  Mortgage   Loans,   first,  to  the  Class  I-B
Certificates, in inverse order of their numerical designation,  second, to the
Class I-M Certificates,  in inverse order of their numerical designation,  and then to the related Senior  Certificates,  on a pro rata basis and in the case of a  repurchase  of the Group II  Mortgage  Loans,  first,  to the Class II-B
Certificates,  in inverse order of their  numerical  designation,  and then to the related  Senior  Certificates,  on a pro rata basis.  Upon  deposit of the required  repurchase price and following such final  Distribution Date for the related  Certificates,  the  Trustee  shall  release  promptly  (or  cause the
Custodian to release) to EMC and/or its  designee  the Mortgage  Files for the remaining  applicable  Mortgage  Loans,  and the Accounts with respect thereto shall  terminate,  subject to the  Trustee's  obligation  to hold any  amounts payable to the related  Certificateholders  in trust without  interest pending final  distributions  pursuant to Section 10.01(g).  After final distributions pursuant to Section  10.01(g)  to all  Certificateholders,  any other  amounts remaining in the Accounts will belong to the Depositor.

(f) In the event that this  Agreement is  terminated  by reason of the payment or  liquidation  of all  Mortgage  Loans or the  disposition  of all  property
acquired    with    respect   to   all    Mortgage    Loans   under    Section
10.01(a)(ii) above,  the Master  Servicer  shall  deliver to the  Trustee  for deposit in the Distribution  Account all  distributable  amounts  remaining in the Master Servicer  Collection  Account.  Upon the presentation and surrender
of  the   Certificates,   the  Trustee  shall   distribute  to  the  remaining
Certificateholders,  pursuant  to the  written  direction  of  the  Securities
Administrator  and  in  accordance  with  their  respective   interests,   all
distributable  amounts remaining in the Distribution  Account. Upon deposit by the Master Servicer of such  distributable  amounts,  and following such final
Distribution  Date, the Trustee shall release promptly to the Depositor or its designee the Mortgage Files for the remaining  Mortgage Loans,  and the Master
Servicer  Collection  Account and the  Distribution  Account shall  terminate, subject  to the  Trustee's  obligation  to hold  any  amounts  payable  to the
Certificateholders  in trust  without  interest  pending  final  distributions pursuant to this Section  10.01(f).

(g) If not all of the  Certificateholders  shall surrender their  Certificates
for   cancellation   within  six  months  after  the  time  specified  in  the
above-mentioned  written  notice,  the  Trustee  shall  give a second  written notice to the remaining  Certificateholders  to surrender  their  Certificates for cancellation and receive the final  distribution with respect thereto.  If within six months  after the second  notice,  not all the  Certificates  shall have been  surrendered  for  cancellation,  the Trustee  may take  appropriate steps,  or  appoint  any  agent to take  appropriate  steps,  to  contact  the remaining Certificateholders  concerning surrender of their Certificates,  and the cost thereof  shall be paid out of the funds and other assets which remain subject to this Agreement.

Section 10.02     Additional  Termination  Requirements.  (a) If the option of the Depositor to repurchase all the Mortgage  Loans under Section  10.01(a)(i)
above is exercised,  the Trust Fund and each 2004-11 REMIC shall be terminated in accordance with the following additional  requirements,  unless the Trustee has been furnished with an Opinion of Counsel  addressed to the Trustee to the effect that the failure of the Trust to comply with the  requirements  of this
Section 10.02 will not (i) result in the  imposition  of taxes on  "prohibited transactions"  as defined in Section 860F of the Code on each 2004-11 REMIC or
(ii) cause any  2004-11  REMIC to fail to  qualify  as a 2004-11  REMIC at any time that any Regular Certificates are outstanding:

(i) within  90 days  prior to the  final  Distribution  Date,  at the  written direction of Depositor,  the Trustee,  as agent for the  respective  Tax
      Matters  Persons,  shall  adopt a plan of complete  liquidation  of each
      2004-11  REMIC in the case of a termination  under Section  10.01(a)(i).
      Such plan,  which shall be provided to the Trustee by  Depositor,  shall meet the  requirements of a "qualified  liquidation"  under Section 860F of the Code and any regulations thereunder.

(ii) the  Depositor  shall  notify  the  Trustee at the  commencement  of such
      90-day  liquidation period and, at or prior to the time of making of the final payment on the  Certificates,  the Trustee shall sell or otherwise dispose of all of the  remaining  assets of the Trust Fund in accordance with the terms hereof; and

(iii) at or after the time of adoption of such a plan of complete  liquidation of any  2004-11  REMIC and at or prior to the final  Distribution  Date, the Trustee  shall sell for cash all of the assets of the Trust to or at the direction of the Depositor,  and each 2004-11 REMIC, shall terminate at such time.

(b) By their  acceptance  of the Residual  Certificates,  the Holders  thereof hereby  (i) agree to adopt such a plan of complete  liquidation of the related
2004-11  REMIC upon the  written  request of the  Depositor,  and to take such action  in  connection  therewith  as  may  be  reasonably  requested  by  the
Depositor and (ii) appoint the Depositor as their attorney-in-fact,  with full power of  substitution,  for  purposes  of  adopting  such a plan of  complete liquidation.  The Trustee shall adopt such plan of  liquidation  by filing the appropriate  statement  on the final tax return of each  2004-11  REMIC.  Upon complete  liquidation or final  distribution of all of the assets of the Trust
Fund, the Trust Fund and each 2004-11 REMIC shall terminate.

                                 ARTICLE XI

                           Miscellaneous Provisions

Section 11.01     Intent of  Parties.  The parties  intend  that each  2004-11
REMIC shall be treated as a REMIC for  federal  income tax  purposes  and that the  provisions of this  Agreement  should be construed in furtherance of this intent.  Notwithstanding  any  other  express  or  implied  agreement  to  the contrary, the Seller, the Master Servicer, the Securities  Administrator,  the
Depositor,  the Trustee,  each recipient of the related Prospectus  Supplement and,  by its  acceptance  thereof,  each holder of a  Certificate,  agrees and acknowledges  that each party  hereto  has agreed  that each of them and their employees,  representatives  and other agents may disclose,  immediately  upon commencement of discussions,  to any and all persons the tax treatment and tax structure  of the  Certificates  and  the  2004-11  REMICs,  the  transactions described  herein and all materials of any kind (including  opinions and other tax analyses)  that are provided to any of them relating to such tax treatment and tax structure  except where  confidentiality  is  reasonably  necessary to comply with the securities laws of any applicable  jurisdiction.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax  structure"  have the meanings set forth in Treasury Regulation Sections 1.6011-4(c),  301.6111-2(c)
and 301.6112-1(d).

Section 11.02     Amendment.

(a) This  Agreement  may be  amended  from  time to time by the  Company,  the
Depositor,  the Master Servicer, the Securities Administrator and the Trustee,
without  notice to or the  consent  of any of the  Certificateholders,  to (i)
cure any ambiguity,  (ii) correct or supplement any provisions herein that may be defective or inconsistent with any other provisions  herein,  (iii) conform any provisions  herein to the provisions in the  Prospectus,  (iv) comply with any  changes  in the Code or (v) make any other  provisions  with  respect  to matters  or  questions  arising  under  this  Agreement  which  shall  not  be inconsistent with the provisions of this Agreement;  provided,  however,  that with  respect to clauses (iv) and (v) of this  Section  11.02(a),  such action shall not, as evidenced  by an Opinion of  Independent  Counsel,  addressed to the Trustee,  adversely  affect in any material  respect the  interests of any
Certificateholder.

(b) This  Agreement may also be amended from time to time by the Company,  the
Master Servicer, the Depositor,  the Securities Administrator and the Trustee,
with  the  consent  of  the  Holders  of  Certificates  evidencing  Fractional
Undivided Interests  aggregating not less than 51% of the Trust Fund or of the applicable  Class or  Classes,  if such  amendment  affects only such Class or
Classes,  for the  purpose  of adding any  provisions  to or  changing  in any manner or eliminating  any of the provisions of this Agreement or of modifying in any manner the rights of the  Certificateholders;  provided,  however, that no such amendment  shall  (i) reduce in any manner the amount of, or delay the timing of,  payments  received  on  Mortgage  Loans  which are  required to be distributed  on any  Certificate  without  the  consent  of the Holder of such
Certificate,  (ii) reduce the aforesaid percentage of Certificates the Holders of which are  required to consent to any such  amendment,  without the consent of the  Holders of all  Certificates  then  outstanding,  or  (iii) cause  any
2004-11  REMIC to fail to qualify as a REMIC for federal  income tax purposes, as evidenced  by an Opinion of  Independent  Counsel  addressed to the Trustee which shall be provided to the Trustee  other than at the  Trustee's  expense.
Notwithstanding  any other  provision of this  Agreement,  for purposes of the
giving  or  withholding  of  consents   pursuant  to  this   Section 11.02(b),
Certificates  registered  in the  name  of or  held  for  the  benefit  of the
Depositor, the Securities  Administrator,  the Master Servicer, or the Trustee
or any Affiliate thereof shall be entitled to vote their Fractional  Undivided
Interests with respect to matters affecting such Certificates.

(c) Promptly  after the  execution of any such  amendment,  the Trustee  shall furnish a copy of such amendment or written  notification  of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

(d) In the case of an amendment  under Section  11.02(b)  above,  it shall not be necessary  for the  Certificateholders  to approve the  particular  form of such an amendment.  Rather,  it shall be sufficient if the  Certificateholders approve  the  substance  of  the  amendment.  The  manner  of  obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by
Certificateholders  shall be subject  to such  reasonable  regulations  as the
Trustee may prescribe.

(e) Prior to the  execution of any  amendment to this  Agreement,  the Trustee shall be entitled to receive and rely upon an Opinion of Counsel  addressed to the Trustee  stating that the  execution of such  amendment is  authorized  or permitted  by this  Agreement.  The Trustee and the  Securities  Administrator
may,  but shall not be  obligated  to,  enter  into any such  amendment  which affects  the  Trustee's  or  the  Securities  Administrator's  own  respective rights, duties or immunities under this Agreement.

Section 11.03     Recordation  of  Agreement.   To  the  extent  permitted  by
applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices  for  real  property  records  in all the  counties  or  other comparable  jurisdictions in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate  public recording office or elsewhere.
The Depositor shall effect such recordation,  at the expense of the Trust upon the request in writing of a  Certificateholder,  but only if such direction is accompanied  by an  Opinion  of  Counsel  (provided  at  the  expense  of  the
Certificateholder  requesting recordation) to the effect that such recordation
would   materially   and   beneficially    affect   the   interests   of   the
Certificateholders or is required by law.

Section 11.04     Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder  shall not terminate this
Agreement   or  the  Trust,   nor  entitle  such   Certificateholder's   legal
representatives  or  heirs to claim an  accounting  or to take any  action  or proceeding  in any court for a  partition  or  winding  up of the  Trust,  nor otherwise  affect the  rights,  obligations  and  liabilities  of the  parties hereto or any of them.

(b) Except as  expressly  provided in this  Agreement,  no  Certificateholders shall have any right to vote or in any manner otherwise  control the operation and management of the Trust,  or the  obligations of the parties  hereto,  nor
shall  anything   herein  set  forth,   or  contained  in  the  terms  of  the
Certificates,  be  construed so as to establish  the  Certificateholders  from time  to time  as  partners  or  members  of an  association;  nor  shall  any
Certificateholders  be under any  liability  to any third  Person by reason of any action taken by the parties to this  Agreement  pursuant to any  provision hereof.

(c) No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to institute  any suit,  action or  proceeding in equity or at law upon, under or with respect to this Agreement  against the Depositor,  the
Securities  Administrator,  the Master  Servicer or any  successor to any such parties unless (i) such  Certificateholder  previously shall have given to the
Trustee  a  written  notice  of a  continuing  default,  as  herein  provided,
(ii) the Holders of Certificates  evidencing  Fractional  Undivided  Interests aggregating  not less  than 51% of the Trust  Fund  shall  have  made  written request upon the Trustee to institute  such action,  suit or proceeding in its own name as Trustee  hereunder  and shall have  offered  to the  Trustee  such reasonable  indemnity  as it may require  against the costs and  expenses  and liabilities to be incurred therein or thereby,  and (iii) the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action, suit or proceeding.

(d) No one or more  Certificateholders  shall  have any right by virtue of any
provision   of  this   Agreement   to   affect   the   rights   of  any  other
Certificateholders  or to obtain or seek to obtain priority or preference over any  other  such  Certificateholder,  or  to  enforce  any  right  under  this
Agreement,  except in the manner  herein  provided and for the equal,  ratable
and  common  benefit  of  all  Certificateholders.   For  the  protection  and
enforcement  of  the  provisions  of  this   Section 11.04,   each  and  every
Certificateholder  and the Trustee  shall be entitled to such relief as can be given either at law or in equity.

Section 11.05     Acts of Certificateholders.

(a) Any request, demand, authorization,  direction, notice, consent, waiver or
other   action   provided  by  this   Agreement   to  be  given  or  taken  by
Certificateholders   may  be  embodied  in  and   evidenced  by  one  or  more
instruments of substantially  similar tenor signed by such  Certificateholders in  person  or by an  agent  duly  appointed  in  writing.  Except  as  herein otherwise  expressly  provided,  such action shall become  effective when such instrument  or  instruments  are  delivered  to the Trustee  and,  where it is expressly  required,  to  the  Depositor.  Proof  of  execution  of  any  such instrument or of a writing  appointing  any such agent shall be sufficient for any purpose of this  Agreement and  conclusive in favor of the Trustee and the
Depositor, if made in the manner provided in this Section 11.05.

(b) The fact and date of the  execution  by any Person of any such  instrument or writing may be proved by the  affidavit  of a witness of such  execution or by a  certificate  of a notary  public or other  officer  authorized by law to take  acknowledgments  of deeds,  certifying that the individual  signing such instrument or writing  acknowledged to him the execution  thereof.  Where such execution  is  by a  signer  acting  in a  capacity  other  than  his  or  her individual  capacity,  such  certificate  or affidavit  shall also  constitute sufficient  proof of his or her authority.  The fact and date of the execution of any  such  instrument  or  writing,  or  the  authority  of the  individual executing  the same,  may also be proved in any other manner which the Trustee deems sufficient.

(c) The ownership of Certificates  (notwithstanding  any notation of ownership or other writing on such  Certificates,  except an  endorsement  in accordance
with  Section 5.02  made  on  a  Certificate   presented  in  accordance  with
Section 5.04)  shall be proved by the  Certificate  Register,  and neither the
Trustee, the Securities Administrator,  the Depositor, the Master Servicer nor
any  successor  to any such  parties  shall be  affected  by any notice to the contrary.

(d) Any request, demand, authorization,  direction, notice, consent, waiver or other action of the holder of any  Certificate  shall bind every future holder of the same  Certificate and the holder of every  Certificate  issued upon the registration  of transfer  or  exchange  thereof,  if  applicable,  or in lieu thereof with respect to anything  done,  omitted or suffered to be done by the
Trustee, the Securities  Administrator,  the Depositor, the Master Servicer or
any successor to any such party in reliance  thereon,  whether or not notation of such action is made upon such Certificates.

(e) In  determining  whether  the  Holders  of  the  requisite  percentage  of
Certificates   evidencing   Fractional  Undivided  Interests  have  given  any
request,  demand,   authorization,   direction,   notice,  consent  or  waiver
hereunder,  Certificates owned by the Trustee,  the Securities  Administrator, the  Depositor,  the  Master  Servicer  or  any  Affiliate  thereof  shall  be disregarded,  except as  otherwise  provided  in  Section 11.02(b)  and except that,  in  determining  whether the Trustee shall be protected in relying upon any  such  request,  demand,  authorization,  direction,  notice,  consent  or waiver,  only Certificates which a Responsible Officer of the Trustee actually knows to be so owned  shall be so  disregarded.  Certificates  which have been pledged  in good  faith to the  Trustee,  the  Securities  Administrator,  the
Depositor,  the Master  Servicer or any  Affiliate  thereof may be regarded as outstanding if the pledgor  establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such  Certificates and that the pledgor is  not an  Affiliate  of  the  Trustee,  the  Securities  Administrator,  the
Depositor, or the Master Servicer, as the case may be.

Section 11.06     Governing  Law. THIS  AGREEMENT AND THE  CERTIFICATES  SHALL
BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK  WITHOUT
REFERENCE  TO ITS  CONFLICT OF LAWS RULES  (OTHER THAN  SECTION  5-1401 OF THE
GENERAL  OBLIGATIONS  LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE
CHOICE  OF SUCH  LAW AS THE  GOVERNING  LAW  HEREUNDER)  AND THE  OBLIGATIONS,
RIGHTS  AND  REMEDIES  OF  THE  PARTIES   HEREUNDER  SHALL  BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

Section 11.07     Notices.  All  demands  and  notices  hereunder  shall be in writing and shall be deemed  given when  delivered at  (including  delivery by facsimile) or mailed by registered  mail,  return receipt  requested,  postage prepaid,  or by  recognized  overnight  courier,  to  (i) in  the  case of the
Depositor,  383 Madison  Avenue,  New York,  New York 10179,  Attention:  Vice
President-Servicing,  telecopier  number:  (212)  272-5591,  or to such  other address as may hereafter be furnished to the other parties  hereto in writing;
(ii) in the case of the Trustee,  at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties  hereto in writing;
(iii) in  the case of the  Company,  383 Madison  Avenue,  New York,  New York
10179,   Attention:   Vice   President-Servicing,   telecopier  number:  (212)
272-5591,  or to such other address as may hereafter be furnished to the other parties  hereto  in  writing;  (iv) in the  case  of the  Master  Servicer  or
Securities  Administrator,  Wells Fargo Bank, National  Association,  P.O. Box
98,  Columbia  Maryland 21046 (or, in the case of overnight  deliveries,  9062
Old Annapolis  Road,  Columbia,  Maryland 21045)  (Attention:  Corporate Trust
Services - BSALTA  2004-11),  facsimile  no.:  (410)  715-2380,  or such other address as may hereafter be furnished to the other parties  hereto in writing;
or (v) in the case of the Rating Agencies,  Moody's Investors  Service,  Inc.,
99 Church Street,  New York, New York 10007 and Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.,  55 Water  Street,  New York,  New York
10041.  Any  notice  delivered  to the  Depositor,  the Master  Servicer,  the
Securities  Administrator  or  the  Trustee  under  this  Agreement  shall  be effective  only upon  receipt.  Any notice  required or permitted to be mailed to a  Certificateholder,  unless otherwise provided herein,  shall be given by first-class mail,  postage prepaid,  at the address of such  Certificateholder as shown in the  Certificate  Register.  Any notice so mailed  within the time prescribed in this Agreement shall be conclusively  presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

Section 11.08     Severability  of  Provisions.  If  any  one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severed from the  remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of  the  other  provisions  of  this  Agreement  or of the
Certificates or the rights of the holders thereof.

Section 11.09     Successors  and Assigns.  The  provisions of this  Agreement shall be binding  upon and inure to the benefit of the  respective  successors and assigns of the parties hereto.

Section 11.10     Article  and  Section Headings.   The  article  and  section
headings  herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 11.11     Counterparts.  This  Agreement  may  be  executed  in two or more  counterparts  each of which when so executed and  delivered  shall be an original  but  all of  which  together  shall  constitute  one  and  the  same instrument.

Section 11.12     Notice  to  Rating   Agencies.   The   article  and  section
headings  herein are for  convenience of reference only, and shall not limited or otherwise  affect the meaning  hereof.  The Trustee shall promptly  provide notice to each Rating  Agency with respect to each of the following of which a
Responsible Officer of the Trustee has actual knowledge:

      1.    Any  material  change  or  amendment  to  this  Agreement  or  the
Servicing Agreements;

      2.    The occurrence of any Event of Default that has not been cured;

      3.    The  resignation  or  termination  of  the  Master  Servicer,  the
Trustee or the Securities Administrator;

      4.    The repurchase or substitution of Mortgage Loans;

      5.    The final payment to Certificateholders; and

      6.    Any  change in the  location  of the  Master  Servicer  Collection
Account or the Distribution Account.

                                    [PSA]

      IN WITNESS WHEREOF, the Depositor,  the Trustee, the Master Servicer and
the  Securities  Administrator  have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized as of the day and year first above written.

                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS II INC., as Depositor

                                          By:   /s/ Baron Silverstein
                                           Name:
                                          Title:

                                          JPMORGAN CHASE BANK, as Trustee

                                          By:   /s/ Pei Huang
                                          Name:  Pei Huang
                                          Title: Assistant Vice President

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Master Servicer

                                          By:   /s/ Stacey Taylor
                                          Name:  Stacey Taylor
                                          Title: Assistant Vice President

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Securities
                                          Administrator

                                          By:   /s/ Stacey Taylor
                                          Name:  Stacey Taylor
                                          Title: Assistant Vice President

                                          EMC MORTGAGE CORPORATION

                                          By:   /s/ Mark D. Ehrenreich
                                          Name:   Mark D. Ehrenreich
                                          Title:  Senior Vice President

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
in its capacity as Seller

EMC MORTGAGE CORPORATION

By:   /s/Mark D. Ehrenreich
Name:   Mark D. Ehrenreich
Title:  Senior Vice President

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

      On the 30th day of September, 2004 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a
Vice President of Structured Asset Mortgage Investments II Inc., the
corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/ Michelle Sterling
                                          Notary Public

[Notarial Seal]

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

      On the 30th day of September, 2004 before me, a notary public in and for said State, personally appeared Pei Huang, known to me to be an Assistant
Vice President of JPMorgan Chase Bank, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the
day and year in this certificate first above written.

                                       /s/ Rosita Walters
                                          Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

      On the 30th day of September, 2004 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an
Assistant Vice President of Wells Fargo Bank, National Association, the
entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the
day and year in this certificate first above written.

                                       /s/ Sandra Titus
                                          Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

      On the 30th day of September, 2004 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a
Assistant Vice President of Wells Fargo Bank, National Association, the
entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/ Sandra Titus
                                          Notary Public

[Notarial Seal]

STATE OF TEXAS          )
                        ) ss.:
COUNTY OF DALLAS        )

      On the 30th day of September, 2004 before me, a notary public in and for said State, personally appeared Mark D. Ehrenreich, known to me to be
Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/ Karen K. Frey
                                          Notary Public

[Notarial Seal]

STATE OF TEXAS          )
                        ) ss.:
COUNTY OF DALLAS        )

      On the 30th day of September, 2004 before me, a notary public in and for said State, personally appeared Mark D. Ehrenreich, known to me to be
Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/ Karen K. Frey
                                          Notary Public

[Notarial Seal]